UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04416

        PNC Funds

(Exact name of registrant as specified in charter)

One East Pratt Street – 5th Floor

                Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

# ANNUAL REPORT

May 31, 2012

**PNC Equity Funds**

PNC FUNDS

PNC EQUITY FUNDS ANNUAL REPORT	TABLE OF CONTENTS Message from the President	1

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500 Index Fund

Small Cap Fund

OTHER PNC FUNDS

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond
Fund

Maryland Tax Exempt
Bond Fund

Michigan Intermediate Municipal
Bond Fund

Ohio Intermediate Tax Exempt
Bond Fund

Pennsylvania Intermediate
Municipal Bond Fund

Tax Exempt Limited Maturity
Bond Fund

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money
Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

		Fund Overviews	Financial Highlights	Schedule of Investments
	Balanced Allocation Fund	8	43	54
	International Equity Fund	12	44	63
	Large Cap Core Equity Fund	16	45
	Large Cap Growth Fund	18	46
	Large Cap Value Fund	20	47
	Mid Cap Value Fund	22	48
	Multi-Factor Small Cap Core Fund	26	49
	Multi-Factor Small Cap Growth Fund	26	50
	Multi-Factor Small Cap Value Fund	27	51
	S&P 500 Index Fund	32	52
	Small Cap Fund	36	53

	Explanation of Expense Tables	38

	Trustees and Officers of the Trust	40

	Report of Independent Registered Public Accounting Firm	42

	Investment Abbreviations and Definitions			93
	Statements of Assets and Liabilities			94
	Statements of Operations			100
	Statements of Changes in Net Assets			104
	Notes to Financial Statements			108
	Notice to Shareholders			123
	Trustees Review And Approval of Sub-Advisory Agreement			124
	Proxy Voting and Quarterly Schedules of Investments			125

	This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), formerly known as Professional Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

P N C  E q u i t y  F u n d s

A    M E S S A G E    F R O M    T H E    P R E S I D E N T

Dear Shareholders:

We are pleased to present this annual report for the PNC Equity Funds as of May 31, 2012. This report provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2012 were challenging ones for the equity markets and the PNC Equity Funds. Highlights of the annual period include the following:

•

Along with the broad equity markets, nine of the 11 PNC Equity Funds generated negative absolute returns during the annual period. However, notably, eight of the 11 PNC Equity Funds outperformed their respective benchmark index and/or Lipper peer group for the 12 months ended May 31, 2012 and another one performed in line with its respective benchmark index and/or Lipper peer group.* Certainly the absolute returns are disappointing, but such relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

•	The name of PNC Small Cap Core Fund was changed to PNC Small Cap Fund effective July 1, 2011 to better reflect the Fund’s ability to invest in small cap companies across investment style categories.

We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Equity Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2012, especially given the extreme volatility experienced during the annual period.

Economic Review

The U.S. economy experienced numerous fits and starts during the annual period, as it grappled with a wide range of headline dominating issues including extended housing sector price weakness: aggressive fiscal and monetary policies; commodity price gyrations; the European sovereign and bank debt crises; and the stock market correction of the summer of 2011. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first calendar quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to 1.8% in the third quarter of 2011. The fourth quarter of 2011 saw an acceleration of GDP to 3.0%, but then relative softness returned with GDP retreating to an updated estimate of 1.9% for the first quarter of 2012.

As the annual period began in June 2011, U.S. consumers struggled with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

“…U.S. fiscal concerns and European sovereign debt troubles continued to dominate…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

* Past performance is no guarantee of future results.

Reference to Fund performance throughout assumes performance of Class I shares.

1

P N C  E q u i t y  F u n d s

A    M E S S A G E    F R O M    T H E    P R E S I D E N T

“…housing market data showed some signs of stabilization…”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of 2011. Capital spending and reinvestment were at extremely low levels, and cash of corporate balance sheets remained at all-time highs.

Headlines regarding U.S. fiscal concerns and European sovereign debt troubles continued to dominate throughout the fourth quarter of 2011. However, fourth quarter GDP appeared to confirm that the U.S. recovery, though restrained, managed to remain in place despite outside pressures. Consumers showed marked improvement during the quarter, at least according to confidence surveys and post-holiday retail reports. Some of the boost in the consumer confidence may have been due to the decline in the unemployment rate from 9% to 8.6% and the four consecutive weeks of initial jobless claims below 400,000 to end the calendar year. The year also ended with strength in the housing market, as pending home sales jumped to its highest level in 19 months.

The first quarter of 2012 showed substantial progress in the building blocks of a self-sustaining economic expansion. Most encouraging, perhaps, employment growth picked up with an average monthly payroll gain in excess of 200,000 over the prior six months. The unemployment rate dropped to 8.3% as of March 2012. Initial unemployment claims — the weekly measure of new layoffs — stood at levels last seen in the spring of 2008 just before the financial crisis picked up speed. Concurrent with the better employment growth, consumption gradually improved with a pickup in both motor vehicle purchases and solid sales within the retail sector. Nearly as important, bank credit began to grow again.

In April and May 2012, the strength of the U.S. economic recovery came into question once again. The U.S. labor market appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, suggesting that some of the stronger job reports from earlier in 2012 might have been boosted by the mild winter. The government’s first estimate of first quarter 2012 GDP was also lower than expected at 2.2%. However, April’s housing market data showed some signs of stabilization, and consumer confidence modestly increased. In May, housing starts fell, although the entire drop occurred in the multifamily sector. New home construction actually rose 3.2% during the month. Industrial production slipped, retail sales slid and consumer confidence stumbled. May’s gain of 69,000 additional jobs on the non-farm payroll report was the weakest report in more than a year, prompting markets to wonder if the Fed will yet again initiate further stimulus. The good news in May — and that which may enable the Fed to concentrate on its long-term objective of keeping interest rates low until at least the end of 2014 — was that headline inflation declined even more than what the markets were expecting, with changes in the price of energy, including gasoline, primarily responsible for pushing consumer prices down.

2

Equities

Most of the major U.S. equity indices generated negative returns during the 12 months ended May 31, 2012, as volatility dominated and investor sentiment swung sharply between “risk on” and “risk off.”

As the annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly.

The third quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S.’ debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike. Also under OperationTwist, the Fed would reinvest mortgage-backed security paydowns and agency debenture securities back into agency mortgage-backed securities.

Equities rallied in the fourth quarter of 2011 across most major world indices, but particularly domestically. Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction, but stronger-than-expected economic data in the U.S., especially within the key labor, manufacturing and housing markets, and the beginning, albeit somewhat piecemeal, steps toward a solution to the European sovereign debt issues were the primary drivers of higher returns. The equity market rally extended and broadened through March, with most indices posting double-digit returns. Indeed, the first quarter of 2012 proved to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid data to raise consumer expectations and restore investor confidence, and fears of a worsening European sovereign debt crisis began to abate.

In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

For the annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market; value stocks outpaced growth stocks within the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

“…equity markets retreated amidst renewed concerns…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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P N C  E q u i t y  F u n d s

A    M E S S A G E    F R O M    T H E    P R E S I D E N T

“…the Fed left the targeted federal funds rate unchanged…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

Fixed Income

Fixed income market performance fluctuated during the annual period with changing market conditions and shifting investor sentiment but generally posted solid positive results. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, significantly outperformed the equity market for the 12 months ended May 31, 2012.

From June through November 2011, investors generally fled to U.S. Treasuries as perceived safe havens, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Softened economic performance, fears of European sovereign debt contagion, decreased commodity price pressures and a series of Fed policy initiatives drove the bond market rally. Then, on the heels of better economic news domestically and as the European Central Bank became more aggressive in its monetary policy, demand for U.S. Treasuries declined, and riskier fixed income asset classes performed well between December 2011 and March 2012. During these months, yields on U.S. Treasuries rose, and high yield corporate bonds were the top performing fixed income sector. High yield corporate bond issuance reached a record $106 billion in the first quarter of 2012. Investment grade corporate bonds also performed well, with bond investors absorbing a robust volume of corporate bond supply. Indeed, investment grade corporations issued new bonds totaling $345 billion during the first quarter of 2012. In April and May, as U.S. economic data weakened and the situation in Europe deteriorated, U.S.Treasuries rallied and returns on riskier fixed income asset classes declined slightly. The gains in U.S.Treasuries were once again driven by a flight to quality, as concerns about Spain’s banks added to investors’ anxiety over the European sovereign debt crisis. An unexpected decline in U.S. consumer sentiment also helped bond prices.

For the annual period overall, two-yearTreasury yields fell 21 basis points (a basis point is 1/100th of a percentage point) to 0.26%, and 10-yearTreasury yields dropped 150 basis points to 1.56%. Long-term Treasury yields declined 158 basis points to 2.64%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August 2011 could scarcely be detected in an examination of U.S. Treasury rates.

Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In late January 2012, the Fed stated that it planned to keep short-term interest rates near zero until late 2014, as it extended the period that it plans to hold down interest rates in an effort to spur economic growth. In September, OperationTwist, mentioned above, dominated domestic monetary policy. Through May 31, 2012, the Fed had purchased more than $225 billion of mortgage-backed securities through this program.

Most of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the annual period, as concerns regarding the European sovereign debt crisis, slowing growth in China’s economy and inflationary pressures in several emerging market nations kept investors

4

domestically-focused, risk-averse and defensive. The investment grade corporate bond, high yield corporate bond and mortgage-backed securities sectors each lagged U.S. Treasuries overall. Asset-backed securities, commercial mortgage-backed securities and U.S. agency securities were the exceptions, with each sector modestly outpacing U.S.Treasuries overall for the annual period.

The tax-exempt bond market overall outperformed the taxable fixed income market during the annual period, though performance was segmented. From the start of the annual period through September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. From December 2011 through February 2012, municipal yields rallied, with strong individual and institutional investor demand and low tax-exempt supply the primary drivers. In March, municipal yields increased on new issue supply and soaring refunding issuance and as U.S. Treasury yields rose with better economic news. Meanwhile, the municipal credit environment continued to stabilize. State revenue growth was steady, although local revenues remained somewhat depressed. In April and May 2012, municipal bond yields declined again, approaching historic lows, as tax-exempt bonds followed U.S. Treasuries amidst additional European turmoil and a resultant flight to quality. Although new issue supply in the municipal market was higher than many had anticipated during these months, robust demand drove strong performance.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period and Fed officials extending in January 2012 their expected time horizon from mid 2013 to late 2014 for short-term interest rates to stay low, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was an increase in demand and a contraction in supply. During the first half of the annual period in particular, supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June 2011 ahead of the August 2011 deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries through much of the annual period, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

“…yields in the taxable and tax-exempt money markets remained at low levels.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

5

P N C  E q u i t y  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“…we believe the Fed will continue ultra-accommodative monetary policies over the near term.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

Our View Ahead

After numerous economic fits and starts, it seemed at the end of May 2012 that U.S. economic growth was gaining some self-sustaining traction, albeit sluggishly. Indeed, in our view, domestic economic growth has proceeded at a slower pace than other recent recoveries due to the depth of the contraction, the impact of the deleveraging cycle and challenges in the housing market. With the unemployment rate still elevated relative to historical average levels and an unprecedented amount of long-term unemployed, we believe the Fed will continue ultra-accommodative monetary policies over the near term. Meanwhile, we recognize that changing expectations of Fed policy may cause volatility in the financial markets. We believe prudent investment requires patience through volatile periods.

At the end of the annual period, then, we favored U.S. large cap equities given their higher quality profile and more attractive valuation metrics. We believed U.S. small cap equities may have been at fair value. As for international equities, after a strong rebound due to the infusion of central bank liquidity measures and a stronger than expected U.S. economy, we believe global equity markets may pause in the near term as concerns about European sovereign debt, an intensifying Chinese economic slowdown, fluctuating energy prices and geopolitical concerns resurface. We remain constructive longer term on international equities based on valuations particularly in Europe, emerging market policy flexibility and growth prospects, and the potential for self-sustaining global growth.

On the fixed income side, we believe the persistence of macroeconomic risks and the continuation of ultra-accommodative monetary policy may well keep U.S. Treasury yields range-bound for the near term. European sovereign debt problems will take time to be resolved as economies adjust to fiscal austerity programs and policies aimed to increase the competitiveness of southern European economies. The potential for conflict in the Middle East could drive a flight to safety in financial markets, and fiscal decisions in the U.S. may amplify market uncertainty. More specifically, although domestic fiscal deficits of more than $1 trillion have not prevented the U.S. Treasury from borrowing at record low levels, we believe domestic fiscal challenges could be a source of market volatility before year-end 2012. The expiration of the so-called “Bush-era” tax cuts, over $1.2 trillion in automatic spending cuts phased in over the next ten years as mandated by the failure of the Congressional super-committee to reach consensus, and the expiration of payroll tax cuts are all scheduled to occur at the beginning of 2013. We believe the uncertainty related to potential changes in fiscal policy will likely be a source of volatility in the bond market in the second half of 2012. In our opinion, any potential fiscal policy decisions will not be addressed until after the November elections. Despite this view, at the end of the annual period, we favored risk-based sectors over U.S.Treasuries in an environment of modest economic growth and historically low nominal yields. We favored the corporate credit sector due to continued strength in fundamentals, relative valuation and yield carry advantages over U.S. Treasuries. Mortgage-backed securities, in our view, provided stable risk-return characteristics to a well-diversified fixed income portfolio.

6

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

In Memoriam

It is with deepest sympathy that we inform you that Richard W. Furst, a Trustee of PNC Funds since June 1990, passed away on May 19, 2012. He will be remembered for his many years of dedicated service and contributions as a Trustee.

Sincerely,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

“…fiscal policy decisions will not be addressed until after the November elections.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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P N C  E q u i t y  F u n d s

B A L A N C E D    A L L O C AT I O N    F U N D     O V E R V I E W

M a y  3 1 ,  2 0 1 2

Edward A. Johnson

Portfolio Manager

Gordon A. Johnson

Managing Director

Andrew D. Harding

Chief Investment Officer,

Fixed Income

Ruairi G. O’Neill

Portfolio Manager

Douglas J. Roman

Managing Director

Martin C. Schulz

Managing Director

Michael E. Santelli

Managing Director

Alex L. Vallecillo

Sr. Portfolio Manager

Asset allocation cannot  guarantee a profit or prevent a  loss. An investment in the Fund  is subject to interest rate risk,  which is the possibility that the  Fund’s net asset value will  decline due to rising interest  rates. The value of debt  securities may be affected by  the ability of issuers to make  principal and interest  payments. International  investments are subject to  special risks not ordinarily  associated with domestic  investments, including  currency  fluctuations,  economic and  political change and differing  accounting standards that may  adversely affect portfolio  securities. Investments in small  and mid capitalization  companies present greater risk  of loss than investments in  large companies.

How did the financial markets perform over the last year?

Both equity and fixed income markets experienced volatility during the last 12 months, but overall bonds significantly outpaced stocks amidst heightened investor risk aversion. The S&P 500® Index(2) returned -0.41% for the one-year period ended May 31, 2012, and the Barclays U.S. Aggregate Bond Index(3) was up 7.12% for the same one-year period.

Balanced investors benefited from allocations to fixed income, especially those with higher allocations to U.S. Treasuries, as the perceived safe haven of U.S. government bonds was favored over spread, or non-Treasury, sectors during the one-year period overall. Within equities, those with higher allocations to U.S. equities benefited, as domestic stocks significantly outperformed international developed and emerging stocks during the one-year period. Within the U.S. equity market, large cap stocks materially outpaced both mid cap and small cap stocks during the one-year period, as measured by the Russell indices.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Balanced Allocation Fund returned -1.73% to Class C shares investors(1) and -0.75% to Class I shares investors. The Fund’s primary benchmark, the S&P 500® Index, returned -0.41%, while the secondary benchmark, a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index blend(4), returned 2.94%. The Average Mixed-Asset Target Allocation Moderate Peer(5) returned -2.42% during the period. The Fund underperformed its primary equity based S&P 500® Index benchmark due to the underperformance of international equities and smaller cap U.S. equities relative to large cap U.S. equities during the one-year period. The Fund underperformed its secondary benchmark for the one-year period primarily as a result of major asset allocation. To a lesser extent, minor asset allocation also detracted from the Fund’s results. Selection effect, i.e. the value added — or not — by the managers of the Fund’s underlying investment styles, contributed positively overall to the Fund’s results relative to its secondary benchmark during the annual period.

The Fund was allocated, on average, approximately 66.5% to equities, 31.5% to fixed income and 2% to cash and cash equivalents during the annual period. The Fund’s overweighted exposure to equities and underweighted allocation to fixed income relative to the blended benchmark particularly hurt performance, as the Barclays U.S. Aggregate Bond Index significantly outperformed the S&P 500® Index during the fiscal year. The Fund’s exposure to cash also hampered relative results, as the Citigroup 3-Month T-Bill Index(8) underperformed the Barclays U.S. Aggregate Bond Index for the annual period as well.

Within the Fund’s equity allocation, known as its minor asset allocation, the Fund was allocated, on average, 42.5% to large cap, 9% to small cap, 12% to international and 3% to emerging markets. While the emphasis on large cap equities proved beneficial, the other equity allocations detracted, as small cap, international and emerging market equities, as measured by the Russell 2000® Index(9), MSCI EAFE® Index(10) and MSCI EM Index(11), respectively, each underperformed the S&P 500® Index during the annual period.

As measured by selection effect, large-cap growth and large-cap value each outperformed the S&P 500® Index and small-cap equity outperformed the Russell 2000® Index during the annual period. Since being added to the Fund on January 28, 2012, large cap value dividend focus stocks also outperformed the S&P 500® Index. International equity growth outperformed the MSCI EAFE® Index. Only partially offsetting these positive contributors was fixed income core plus, which underperformed the Barclays U.S. Aggregate Bond Index. Such underperformance can be attributed primarily to the fact that an allocation to high yield corporate bonds was added to the fixed income core plus exposure in June 2011, and the Barclays U.S. Corporate High-Yield Index(12) lagged the Barclays U.S. Aggregate Bond Index from that time through the end of May 2012.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe the Fed is likely to continue to favor policies that attempt to achieve the mandate of full employment, despite improvements in the domestic labor market during the second half of the annual period. With the unemployment rate still elevated relative to historical average levels and an unprecedented amount of long-term unemployed, we believe the Fed will continue ultra-accommodative monetary policies over the near term. Meanwhile, we recognize that changing expectations of Fed policy may cause volatility in the bond market.

8

With the 10-year U.S. Treasury yield under 2%, we believe an underweight to fixed income is warranted. We believe an overweight to domestic large cap equities due to attractive valuations and earnings momentum relative to small cap stocks continues to be reasonable. At the end of the annual period, the Fund remained at virtually equal weight to international developed and emerging market equities given European sovereign debt issues and concerns regarding the pace of economic growth in China.

Portfolio Holdings
Asset Allocation		Holdings Summary

Equity Securities	61.7%	Domestic Common Stocks	46.0%
Fixed Income Securities	38.3	Corporate Bonds	12.7
	100.0%	U.S. Government Agency Mortgage-Backed Obligations	9.7
		Foreign Common Stocks	8.8
The table on the right presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.		U.S. Treasury Obligations	7.1
		Exchange Traded Funds	6.8
		Affiliated Money Market Fund	4.5
		Asset Backed Securities	2.5
		Commercial Mortgage-Backed Securities	1.1
		Collateralized Mortgage Obligation	0.6
		Education Revenue Bonds	0.1
		Transportation Revenue Bonds	0.0
		Preferred Stocks	0.1
			100.0%

Average Annual Total Returns as of 05/31/12(7)
	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	-0.75%	10.12%	0.61%	4.19%	3.89%	N/A	N/A	1.20%	1.05%
Class A Shares	7/31/98	-5.68%	8.08%	-0.61%	3.43%	3.29%	4.75%	N/A	1.49%	1.34%
Class C Shares	4/20/00	-1.73%	8.96%	-0.39%	3.16%	2.87%	N/A	1.00%	2.20%	2.05%
Average Mixed-Asset Target Allocation Moderate Peer		-2.42%	10.13%	0.97%	4.61%	4.04%	N/A	N/A	N/A	N/A
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		2.94%	12.11%	2.53%	5.11%	4.50%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		7.12%	7.12%	6.72%	5.72%	6.01%	N/A	N/A	N/A	N/A
S&P 500® Index		-0.41%	14.92%	-0.92%	4.14%	2.88%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

9

P N C  E q u i t y  F u n d s

B A L A N C E D    A L L O C AT I O N    F U N D    O V E R V I E W

M a y  3 1 ,  2 0 1 2

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(4)

The 60/40 Hybrid of S&P 500® Index and Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Daily Reinvest Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

(6)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(7)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(8)

The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month U.S. Treasury bills. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(10)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(11)

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(12)

The Barclays U.S. Corporate High-Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Both the Barclays U.S. High Yield Ba and U.S High Yield Caa Indices are subsets of the Barclays U.S. Corporate High-Yield Index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

10

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P N C   E q u i t y   F u n d s

I N T E R N AT I O N A L   E Q U I T Y   F U N D   O V E R V I E W

M a y   3 1 ,  2 0 1 2

Martin C. Schulz, J.D. Managing Director, International Equity

International    investments    are

subject       to       special     risks

not        ordinarily       associated

with      domestic     investments,

including  currency fluctuations,

economic        and          political

change          and           differing

accounting      standards      that

may          adversely            affect

portfolio                       securities.

How did international equities perform over the last year?

The MSCI EAFE® Index(2) returned -20.48% for the one-year period ended May 31, 2012. Despite anticipation earlier in 2011 that the global economy would be exiting a global mid-cycle economic slowdown by the second half of 2011, heightened concerns about the potential for contagion from the European sovereign debt crisis, U.S. policy uncertainty and the fear of a hard landing in China negatively affected international equity markets through most of the annual period ended May 31, 2012. There was some respite during the first quarter of 2012 when central bank intervention resulted in the reduction of European debt default and Chinese economic hard landing fears. Despite widespread downgrades of sovereign debt by Standard & Poor’s, European equity markets reflected improved sentiment that a widespread financial crisis would be averted through liquidity provided by the European Central Bank’s longer-term refinancing operation (“LTRO”) and the proposal of a “fiscal compact” for the European Monetary Union. The MSCI EAFE® Index gained solid ground from January through March 2012. However, in April and May, the international equity markets retreated again amidst questions about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. Japanese equities rose as the yen weakened significantly late in the annual period, following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases.

Though inflation pressures within many developing nations abated during the annual period, emerging international equity markets faced similar concerns as their developed market counterparts, and thus the MSCI EM Index(4) declined roughly in line with developed international equity markets during the annual period overall.

All constituent countries of the MSCI EAFE® Index generated negative absolute returns during the annual period. However, on a relative basis, the best performing countries within the MSCI EAFE® Index during the annual period were Ireland, New Zealand and Japan. Not surprisingly given the well-publicized sovereign woes it faced, the weakest constituent of the MSCI EAFE® Index was Greece. Other weak international equity markets during the annual period included Spain, Portugal, Austria and Italy. From a sector perspective, all ten sectors of the MSCI EAFE® Index posted negative absolute returns during the annual period. On a relative basis, consumer staples and health care were strongest; materials and financials were weakest.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the International Equity Fund returned -20.78% to Class C shares investors(1) and -19.18% to Class I shares investors. The Fund’s benchmark, the MSCI EAFE® Index, returned -20.48%. The Average International Multi-Cap Growth Peer(3) returned -18.67% during the period.

Effective individual security selection within the Fund was the greatest contributor to the Fund’s outperformance relative to the benchmark index. Top-down country allocation decisions also contributed positively, albeit more modestly. Sector allocation decisions detracted slightly.

Security selection was most effective within the information technology, materials, consumer discretionary, consumer staples and financials sectors. Having an underweighted exposure relative to the MSCI EAFE® Index in financials, which was the second worst performing sector in the MSCI EAFE® Index during the annual period, also boosted Fund results. Only partially offsetting these positive factors was the detracting effect of weaker stock selection in industrials, health care, utilities and energy. Having overweighted allocations to materials and information technology, which each lagged the MSCI EAFE® Index during the annual period, and underweighted exposures to health care and consumer staples, which each outpaced the benchmark, also detracted from the Fund’s relative performance.

From a country perspective, individual security selection was most effective within Germany, followed by Finland, Japan, Portugal and France. Having underweighted allocations to Spain, France and Italy, which each lagged the MSCI EAFE® Index during the annual period, and an overweighted position in Ireland, which was the strongest performer within the MSCI EAFE® Index during the annual period, also contributed positively to the Fund’s performance. Having a position in South Korea, which is not a component of the MSCI EAFE® Index, and having no exposure at all to Greece, proved beneficial as well. Conversely, weaker stock selection in Ireland, Australia, Hong Kong, Italy and Belgium detracted from Fund results. Also hurting Fund performance was an underweighted position in Japan, which was among the strongest

12

performers in the MSCI EAFE® Index during the annual period, and an overweighted allocation to Finland, which significantly lagged the MSCI EAFE® Index during the annual period. Exposure to Canada and India, which are not components of the MSCI EAFE® Index, further detracted. In all, the Fund had an average weight of 12% in emerging market stocks over the one-year period, and, on a net basis, these positions added positively to returns over the time period.

What are your thoughts going into the next 12 months? How is the Fund positioned?

Broadly speaking, we believe that as the global economy exits its mid-cycle slowdown, led mainly by the U.S. and Japan, heightened concerns about the potential for contagion from the European sovereign debt crisis, general political uncertainty and the fear of a hard landing in China will continue to negatively affect investor sentiment in the months ahead. Although it is our view that Europe will likely enter a recession, especially in the periphery where austerity measures are being deployed, we expect that global growth, albeit subpar, will inch forward. Commodity price declines and compelling relative valuations mean that Asia and the Nordic markets are likely to outperform pending further currency rebalancing.

In the growth portion of the Fund, we will likely remain underweight to the EMU (European Monetary Union) and overweight to Germany, due to the latter’s export competitiveness with the expectation for further European Central Bank intervention and consequent euro weakness. At the end of the annual period, the growth portion of the Fund remained overweight to health care and information technology, but we may look to increase exposure to materials, energy and select industrials if economic and policy uncertainty subsides. In the value portion of the Fund, we expect to deploy cash from recent sales to bolster current holdings that are underweight when negative news next permeates the market.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
United Kingdom	18.2%
Japan	12.7
Germany	9.9
Switzerland	6.1
France	5.1
Sweden	4.4
China	4.2
Ireland	4.0
Finland	3.1
Twenty-two other countries	22.1
Affiliated Money Market	10.2
100.0%

13

P N C  E q u i t y  F u n d s

I N T E R N AT I O N A L  E Q U I T Y  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Average Annual Total Returns as of 05/31/12(6)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	-19.18%	6.72%	-5.18%	4.20%	3.22%	N/A	N/A	1.24%	1.24%
Class A Shares	8/1/97	-23.74%	4.46%	-6.47%	3.34%	2.55%	5.50%	N/A	1.54%	1.54%
Class C Shares	1/5/00	-20.78%	5.65%	-6.10%	3.22%	-0.82%	N/A	1.00%	2.24%	2.24%
Average International Multi-Cap Growth Peer		-18.67%	6.59%	-5.25%	5.07%	5.05%	N/A	N/A	N/A	N/A
MSCI EAFE® Index		-20.48%	3.40%	-7.34%	4.01%	2.32%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

14

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P N C  E q u i t y  F u n d s

L A R G E  C A P  C O R E  E Q U I T Y  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap stocks perform over the last year?

The S&P 500® Index(2) returned -0.41% for the one-year period ended May 31, 2012. The best performing sectors within the S&P 500® Index were utilities, consumer discretionary, consumer staples, information technology and telecommunication services, each of which generated solid positive returns. Health care also generated positive returns, albeit more modest. Energy, materials, financials and industrials each generated negative returns, significantly lagging the S&P 500® Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Large Cap Core Equity Fund returned -2.47% to Class C shares investors(1) and -0.46% to Class I shares investors. The Fund’s benchmark, the S&P 500® Index, returned -0.41%. The Average Large-Cap Core Peer(3) returned -3.40% during the period.

The Large Cap Core Equity Fund slightly underperformed its benchmark index for the one-year period due primarily to sector allocation. Having a modestly underweighted exposure on average during the annual period to utilities, the best performing sector in the S&P 500® Index, hurt as did positioning within consumer staples. Individual security selection within the industrials, financials, telecommunication services and health care sectors further detracted from the Fund’s relative results. On the positive side, having underweighted allocations to financials and energy, each of which significantly lagged the S&P 500® Index during the annual period, and an overweighted exposure to consumer discretionary, which materially outpaced the S&P 500® Index, boosted the Fund’s relative performance. Individual stock selection in the information technology, consumer discretionary, energy and utilities sectors also contributed positively to the Fund’s results during the annual period.

The biggest positive individual contributors to returns included Dollar Tree, Macy’s and Whole Foods. The biggest detractors from relative performance included Herbalife, EMC and JPMorgan Chase.

What are your thoughts going into the next 12 months? How is the Fund positioned?

At the end of the annual period, the Fund was underweight financials, industrials, telecommunication services, utilities and energy and overweight information technology, consumer discretionary and health care relative to the S&P 500® Index. We intend to continue to focus on companies that we believe offer greater than average opportunity to generate positive earnings surprises and improving fundamentals.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Information Technology	20.5%
Financials	13.0
Healthcare	12.8
Consumer Discretionary	12.4
Consumer Staples	10.9
Energy	9.6
Industrials	9.4
Materials	3.5
Utilities	3.0
Telecommunication Services	2.4
Affiliated Money Market Fund	1.5
Exchange Traded Fund	1.0
100.0%

16

Average Annual Total Returns as of 05/31/12(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/1/97	-0.46%	14.98%	-1.64%	2.62%	4.02%	N/A	N/A	1.28%	0.94%
Class A Shares	8/1/97	-6.09%	12.25%	-3.17%	1.69%	3.31%	5.50%	N/A	1.56%	1.22%
Class C Shares	1/20/00	-2.47%	13.55%	-2.77%	1.55%	2.98%	N/A	1.00%	2.28%	1.94%
Average Large-Cap Core Peer		-3.40%	12.42%	-1.69%	3.44%	3.70%	N/A	N/A	N/A	N/A
S&P 500® Index		-0.41%	14.92%	-0.92%	4.14%	4.00%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

17

P N C  E q u i t y  F u n d s

L A R G E  C A P  G R O W T H  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Core/Growth

How did large cap growth stocks perform over the last year?

The Russell 1000® Growth Index(2) was up 1.49% for the one-year period ended May 31, 2012. The best performing sectors within the Russell 1000® Growth Index were consumer discretionary, consumer staples and information technology, each of which generated solid positive returns. Financials and health care also generated positive returns, albeit more modest. Energy, materials, utilities, industrials and telecommunication services each produced negative returns, lagging the Russell 1000® Growth Index on a relative basis. Large growth stocks outperformed large value stocks for the period as a whole, with the Russell 1000® Value Index(2) returning -3.88% during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Large Cap Growth Fund returned -1.06% to Class C shares investors(1) and 0.98% to Class I shares investors. The Fund’s benchmark, the Russell 1000® Growth Index, returned 1.49%. The Average Large-Cap Growth Peer(3) returned -1.78% during the period.

The Large Cap Growth Fund lagged its benchmark index for the one-year period due primarily to sector allocation. Positioning in industrials hurt most. Individual security selection within the industrials, materials, health care and telecommunication services sectors further detracted from the Fund’s relative results. These detractors were partially offset by the positive contribution made by having an underweighted allocation to energy, the worst performing sector in the Russell 1000® Growth Index during the annual period. Individual stock selection in the consumer discretionary, information technology and financials sectors also boosted the Fund’s relative performance during the annual period.

The biggest positive individual contributors to returns included O’Reilly Automotive, Macy’s and Wyndham Worldwide. Among the biggest detractors from performance were KBR, Informatica and Fossil.

What are your thoughts going into the next 12 months? How is the Fund positioned?

At the end of the annual period, the Fund was underweight financials, industrials, telecommunication services, utilities and energy and overweight information technology, consumer discretionary and health care relative to the Russell 1000® Growth Index. We intend to continue to focus on companies that we believe offer greater than average opportunity to generate positive earnings surprises and improving fundamentals.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Information Technology	31.8%
Consumer Discretionary	16.9
Consumer Staples	12.2
Healthcare	11.4
Industrials	9.4
Energy	8.8
Materials	5.2
Financials	3.4
Affiliated Money Market Fund	0.9
100.0%

18

Average Annual Total Returns as of 05/31/12(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	0.98%	14.95%	-1.47%	1.52%	6.52%	N/A	N/A	1.07%	0.98%
Class A Shares	4/15/91	-4.82%	12.48%	-2.84%	0.69%	5.98%	5.50%	N/A	1.37%	1.28%
Class C Shares	1/27/00	-1.06%	13.78%	-2.45%	0.54%	5.67%	N/A	1.00%	2.07%	1.98%
Average Large-Cap Growth Peer		-1.78%	14.09%	0.69%	3.74%	7.56%	N/A	N/A	N/A	N/A
Russell 1000® Growth Index		1.49%	16.89%	2.01%	4.72%	7.84%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

19

P N C  E q u i t y  F u n d s

L A R G E  C A P  V A L U E  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Michael Santelli, CFA, CPA Managing Director, Large Cap Value

How did large cap value stocks perform over the last year?

The Russell 1000® Value Index(2) returned -3.88% for the one-year period ended May 31, 2012. The best performing sectors within the Russell 1000® Value Index were utilities, telecommunication services, consumer staples, health care and consumer discretionary, each of which generated solid positive returns. Energy, materials, financials, information technology and industrials each generated negative returns, significantly lagging the Index on a relative basis. Large cap value stocks underperformed large cap growth stocks for the period as a whole, with the Russell 1000® Growth Index(2) up 1.49% during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Large Cap Value Fund returned -4.80% to Class C shares investors(1) and -2.86% to Class I shares investors. The Fund’s benchmark, the Russell 1000® Value Index, returned -3.88%. The Average Large-Cap Value Peer(3) returned -6.08% during the period.

The Large Cap Value Fund modestly outperformed its benchmark index for the one-year period. Effective individual security selection in the information technology and consumer discretionary sectors contributed positively to the Fund’s results. Individual stock selection and having an underweighted exposure to the poorly performing financials sector also boosted the Fund’s relative results. Having an overweighted allocation to consumer staples, which significantly outpaced the Russell Index during the annual period, proved beneficial as well. Partially offsetting these positives were the detracting effects of weaker security selection in the energy, utilities and industrials sectors.

The most significant individual contributors to performance included MasterCard, Target and Microsoft. The biggest detractors included Nabors Industries, Weatherford International and Apache.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe there is still a good amount of risk in the markets, including the sovereign debt issues in Europe, the long-term fiscal situation and the near-term fiscal cliff in 2013 in the U.S., slower economic growth in China and the slow burning fuse in Japan. The developed economies, in general, are highly levered and have started a period of deleveraging that will most likely take a number of years.

Through all of this, our philosophy and process remain unchanged. We look for companies trading at a discount to intrinsic value with a margin of safety. We favor those companies growing intrinsic value, and we seek to avoid those companies with weak balance sheets or weak business models. From our perspective, the steady, upward trajectory of intrinsic value is far less volatile than price, and we believe patience combined with a long-term horizon will bear attractive returns. With the constant noise produced by media, politics and even peers, it is easy to lose sight of this fact. We remain convicted and advise our shareholders to do the same.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Healthcare	17.9%
Financials	17.4
Consumer Staples	14.7
Information Technology	11.5
Energy	9.9
Industrials	8.8
Consumer Discretionary	7.5
Utilities	5.5
Affiliated Money Market Fund	2.8
Telecommunication Services	2.1
Materials	1.9
100.0%

20

Average Annual Total Returns as of 05/31/12(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/94	-2.86%	9.97%	-4.28%	3.58%	6.94%	N/A	N/A	0.97%	0.97%
Class A Shares	8/22/94	-8.34%	7.62%	-5.61%	2.73%	6.32%	5.50%	N/A	1.27%	1.27%
Class C Shares	1/27/00	-4.80%	8.86%	-5.23%	2.57%	5.91%	N/A	1.00%	1.97%	1.97%
Average Large-Cap Value Peer		-6.08%	11.22%	-3.79%	3.23%	7.21%	N/A	N/A	N/A	N/A
Russell 1000® Value Index		-3.88%	13.66%	-3.59%	4.15%	8.58%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. The Russell 1000® Growth Index, an unmanaged index of 10,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

21

P N C  E q u i t y  F u n d s

M I D  C A P  V A L U E  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Michael E. Santelli, CFA,CPA Managing Director, Mid Cap Value

Investments in mid-sized companies present greater risk of loss than investments in large companies.

How did mid cap value stocks perform over the last year?

The Russell Midcap® Value Index(2) returned -6.36% for the one-year period ended May 31, 2012. Eight of the ten sectors of the Russell Midcap® Value Index generated negative returns, with telecommunication services, energy, information technology and materials the worst performers. The only sectors to produce gains during the annual period were utilities and consumer staples.

Mid cap stocks overall lagged large cap stocks but outpaced small cap stocks within the U.S. equity market during the one-year period, as measured by the Russell Midcap, 1000 and 2000 indices, respectively. Within the mid cap segment of the U.S. equity market, mid cap value stocks and mid cap growth stocks performed roughly in line with each other during the annual period.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Mid Cap Value Fund returned -10.41% to Class C shares investors(1) and -8.61% to Class I shares investors. The Fund’s benchmark, the Russell Midcap® Value Index, returned -6.36%. The Average Multi-Cap Value Peer(3) returned -8.07% during the period.

The Mid Cap Value Fund underperformed its benchmark index for the one-year period due primarily to security selection decisions in the consumer staples, health care, consumer discretionary and industrials sectors. Also hurting the Fund’s results were its underweighted exposures to the utilities and consumer discretionary sectors, each of which outpaced the Russell Midcap® Value Index, and the Fund’s overweighted exposure to information technology, which significantly lagged the Russell Midcap® Value Index during the annual period. On the positive side, individual stock selection was effective in financials and information technology. Having an overweighted allocation to the strongly-performing consumer staples sector and an underweighted exposure to the poorly-performing materials sector also proved beneficial. The Fund’s lack of exposure to the telecommunication services sector, the worst performing sector in the Russell Midcap® Value Index during the annual period, further boosted its relative performance.

The most significant individual contributors to performance included Transatlantic Holdings, Everest Re Group and Edison International. The biggest individual detractors from returns included Investment Technology Group, Oshkosh and Harsco.

What are your thoughts going into the next 12 months? How is the Fund positioned?

We believe there is still a good amount of risk in the markets, including the sovereign debt issues in Europe, the long-term fiscal situation and the near-term fiscal cliff in 2013 in the U.S., slower economic growth in China and the slow burning fuse in Japan. The developed economies, in general, are highly levered and have started a period of deleveraging that will most likely take a number of years.

Through all of this, our philosophy and process remain unchanged. We look for companies trading at a discount to intrinsic value with a margin of safety. We favor those companies growing intrinsic value, and we seek to avoid those companies with weak balance sheets or weak business models. From our perspective, the steady, upward trajectory of intrinsic value is far less volatile than price, and we believe patience combined with a long-term horizon will bear attractive returns. With the constant noise produced by media, politics and even peers, it is easy to lose sight of this fact. We remain convinced and advise our shareholders to do the same.

22

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Financials	27.5%
Consumer Staples	14.2
Industrials	13.0
Information Technology	10.6
Utilities	9.1
Healthcare	8.8
Energy	5.8
Consumer Discretionary	5.0
Materials	4.0
Affiliated Money Market Fund	2.0
100.0%

Average Annual Total Returns as of 05/31/12(5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/1/02	-8.61%	12.54%	-4.04%	6.87%	N/A	N/A	1.02%	1.02%
Class A Shares	7/1/02	-13.67%	10.18%	-5.32%	5.97%	5.50%	N/A	1.32%	1.32%
Class C Shares	6/2/03	-10.41%	11.39%	-4.99%	5.83%	N/A	1.00%	2.02%	2.02%
Average Multi-Cap Value Peer		-8.07%	12.95%	-3.45%	5.39%	N/A	N/A	N/A	N/A
Russell Midcap® Value Index		-6.36%	18.57%	-1.41%	7.85%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

23

P N C  E q u i t y  F u n d s

M I D  C A P  V A L U E  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(6)	During the fiscal year ending May 31, 2012, the Fund’s Lipper category changed from Mid-Cap Value Funds to Multi-Cap Value Funds.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

24

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P N C  E q u i t y  F u n d s

S T R U C T U R E D  E Q U I T Y  F U N D S  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Hitesh C. Patel, PhD Managing Director, Structured Equity

Investments in mid-sized and small companies present greater risk of loss than investments in large companies.

How did small cap core, small cap growth and small cap value equities perform over the last year?

Small cap stocks lagged mid cap stocks and large cap stocks overall for the year, when comparing the Russell 2000®(2), Russell Midcap®(3) and Russell 1000®(4) indices, respectively. Within the small cap segment of the U.S. equity market, small cap value stocks outperformed small cap growth stocks during the annual period.

The Russell 2000® Index(2) returned -8.88 % for the one-year period ended May 31, 2012. Nine of the ten sectors of the Russell 2000® Index generated negative returns, with energy, materials, telecommunication services and information technology the worst performers. The only sector to gain ground during the annual period was utilities.

The Russell 2000® Growth Index(5) returned -9.46% for the one-year period ended May 31, 2012. Nine of the ten sectors of the Russell 2000® Growth Index generated negative returns, with energy, materials, telecommunication services and information technology the worst performers. The only sector to produce a gain during the annual period was consumer staples.

The Russell 2000® Value Index(6) returned -8.28% for the one-year period ended May 31, 2012. Nine of the ten sectors of the Russell 2000® Value Index generated negative returns, with energy, telecommunication services, information technology, telecommunication services and health care the worst performers. The only sector to produce a positive return during the annual period was utilities.

What factors impacted the Funds’ performance?

Unlike the risk-off environment in 2008, where one factor was the common driver of returns, this annual period generally proved advantageous, on a relative basis, for the PNC quantitatively-based, multi-factor approach, as we saw several groups of factors with predictive capabilities. Still, it was a challenging annual period, as the PNC multi-factor approach generally drives us to select names with reasonable valuations, improving fundamentals and investor interest as well as price momentum. The PNC Multi-Factor Funds hold names showing return on equity; we do not invest in non-earners or very high beta(9) names, that is, those with greater volatility than the U.S. small-cap equity market overall. Therefore, during turbulent times, with investors unsure of the markets, the PNC Multi-Factor Funds tend to struggle. With correlations among stocks high during the annual period overall, active management was difficult. That said, historically our strategies performed well with high downside capture and sustained alpha(8), or generation of added value, in deliberately upward trending markets.

PNC Multi-Factor Small Cap Core Fund

During the fiscal year ended May 31, 2012, the Multi-Factor Small Cap Core Fund returned -11.34% to Class A shares investors(1) and -6.00% to Class I shares investors. The Fund’s benchmark, the Russell 2000® Index(2), returned -8.88%. The Average Small-Cap Core Peer(7) returned -8.84% during the period.

The Multi-Factor Small Cap Core Fund outperformed its benchmark index for the one-year period due primarily to individual security selection. Security selection within consumer discretionary was particularly strong. Security selection within information technology, financials, materials, consumer staples and telecommunication services also proved effective. Only partially offsetting these positives was the detracting effect of weaker security selection within the health care and industrials sectors.

The biggest positive individual contributors to performance included Altisource Portfolio Solutions, CoreSite Realty and American Vanguard. The greatest detractors from performance included Key Energy Services, Ashford Hospitality Trust and Invacare.

PNC Multi-Factor Small Cap Growth Fund

During the fiscal year ended May 31, 2012, the Multi-Factor Small Cap Growth Fund returned -9.19% to Class C shares investors(1) and -7.38% to Class I shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(5), returned -9.46%. The Average Small-Cap Core Peer(7) returned -8.84% during the period.

The Multi-Factor Small Cap Growth Fund outperformed its benchmark index for the one-year period due primarily to individual security selection. Security selection within consumer discretionary, information technology, materials and energy particularly contributed to

26

performance. Partially offsetting these positives was weaker security selection within the health care sector and, to a lesser degree, the industrials sector. Sector allocation overall modestly detracted from performance, with positioning within the energy and health care sectors hurting most.

Top individual contributors to performance included American Vanguard, SolarWinds and OSI Systems. The biggest detractors included Calix, EnerSys and Polypore International.

PNC Multi-Factor Small Cap Value Fund

During the fiscal year ended May 31, 2012, the Multi-Factor Small Cap Value Fund returned -11.77% to Class C shares investors(1) and -9.96% to Class I shares investors. The Fund’s benchmark, the Russell 2000® Value Index(6), returned -8.28%. The Average Small-Cap Core Peer(7) returned -8.84% during the period.

The Multi-Factor Small Cap Value Fund underperformed its benchmark index for the one-year period. Security selection decisions within the energy, health care and consumer discretionary sectors proved beneficial. However, more than offsetting these positives were the detracting effects of security selection within the information technology, industrials and financials sectors and of having overweighted allocations to the energy and health care sectors, each of which significantly lagged the Russell 2000® Value Index during the annual period.

Individual stocks having a positive impact on performance included Advance America Cash Advance Centers, Allied World Assurance Company Holdings and Extra Space Storage. The biggest detractors included GT Advanced Technologies, Ashford Hospitality Trust and Crocs.

What are your thoughts going into the next 12 months? How are the Funds positioned?

We believe U.S. equity markets will continue to be a winning asset class for the rest of 2012, albeit not without volatility. Comparatively better economic conditions and the upcoming presidential elections in the U.S., persistent economic turmoil in Europe and slowing growth in emerging markets may well make the domestic equity markets a more appealing asset class. Small cap stocks had their best first quarter in 2012 since 2006, and we believe this bodes well for the rest of the year. Historically, when the Russell 2000® Index has been a top ten performing asset class, the Russell 2000® Index has been up 20.7% for that year. Of course, past performance is no guarantee of future results. Collapsed correlation among U.S. stocks also bodes well for active management for the rest of the year, in our view.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Russell Midcap® Index, an unmanaged index of medium-sized stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results. (4) The Russell 1000® Index, an unmanaged index of 1,000 of the largest U.S. companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)	Peer-group performance is derived from data provided by Lipper Inc.

(8)

Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.

(9)	Beta is a measure of sensitivity to market movements or, in other words, a measure of volatility in relation to the market as a whole.

27

P N C  E q u i t y  F u n d s

S T R U C T U R E D  E Q U I T Y  F U N D S  O V E R V I E W

M a y  3 1 ,  2 0 1 2

The tables below present portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund
Financials	27.3%
Information Technology	15.3
Industrials	14.4
Consumer Discretionary	12.3
Healthcare	10.3
Materials	6.3
Energy	4.7
Consumer Staples	2.7
Utilities	2.3
Affiliated Money Market Fund	2.0
Exchange Traded Fund	1.4
Telecommunication Services	1.0
100.0%

Multi-Factor Small Cap Growth Fund
Information Technology	21.7%
Healthcare	18.6
Industrials	18.1
Consumer Discretionary	15.0
Financials	11.0
Energy	7.6
Materials	4.6
Consumer Staples	2.0
Affiliated Money Market	1.1
Exchange Traded Fund	0.3
100.0%

Multi-Factor Small Cap Value Fund
Financials	36.7%
Industrials	14.6
Consumer Discretionary	11.9
Information Technology	10.7
Utilities	6.0
Healthcare	5.5
Energy	5.1
Materials	5.0
Consumer Staples	3.1
Affiliated Money Market Fund	1.4
100.0%

Growth of a $10,000 Investment*(1)(6)

28

Growth of a $10,000 Investment*(1)(6)

*

The graphs presented here provide hypothetical $10,000 investments in the Funds since their respective dates of inception, with the exception of the Multi-Factor Small Cap Value Fund, which represents the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only, with the exception of the Multi-Factor Small Cap Core Fund which presents Class I and Class A Shares. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)	The Russell 2000® Index is an unmanaged index of companies widely representative of small capitalization companies based on market capitalization.

(3)	The Russell 2000® Growth Index is an unmanaged index of 2,000 small company stocks.

(4)	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.

(5)	Peer-group performance is derived from data provided by Lipper Inc.

(6)

The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)	During the fiscal year ending May 31, 2012, the Fund’s Lipper category changed from Small-Cap Growth Funds to Small-Cap Core Funds.

Average Annual Total Returns as of May 31, 2012(1)

Multi-Factor Small Cap Core Fund
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	-6.00%	17.00%	-1.66%	2.06%	N/A	N/A	1.42%	0.95%
Class A Shares	9/30/05	-11.34%	14.55%	-3.03%	0.95%	5.50%	N/A	1.70%	1.23%
Average Small-Cap Core Peer		-8.84%	15.90%	-0.87%	3.13%	N/A	N/A	N/A	N/A
Russell 2000® Index		-8.88%	16.47%	-0.73%	3.36%	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	9/30/05	-7.38%	17.99%	0.45%	2.83%	N/A	N/A	1.92%	0.95%
Class A Shares	9/30/05	-12.69%	15.48%	-0.92%	1.73%	5.50%	N/A	2.20%	1.23%
Class C Shares	9/30/05	-9.19%	16.97%	0.08%	2.60%	N/A	1.00%	2.92%	1.95%
Average Small-Cap Core Peer		-8.84%	15.90%	-0.87%	3.13%	N/A	N/A	N/A	N/A
Russell 2000® Growth Index		-9.46%	17.37%	0.85%	4.27%	N/A	N/A	N/A	N/A

29

P N C  E q u i t y  F u n d s

S T R U C T U R E D  E Q U I T Y  F U N D S  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Average Annual Total Returns as of May 31, 2012(1)

Multi-Factor Small Cap Value Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses	Total Net Fund Operating Expenses *,***
Class I Shares	7/26/94	-9.96%	14.29%	-4.65%	2.58%	8.91%	N/A	N/A	1.61%	1.25%
Class A Shares	8/15/94	-15.04%	11.92%	-5.95%	1.76%	8.26%	5.50%	N/A	1.90%	1.54%
Class C Shares	1/27/00	-11.77%	13.19%	-5.59%	1.60%	7.88%	N/A	1.00%	2.61%	2.25%
Average Small-Cap Core Peer		-8.84%	15.90%	-0.87%	5.97%	9.56%	N/A	N/A	N/A	N/A
Russell 2000® Value Index		-8.28%	15.48%	-2.44%	5.76%	9.41%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

S & P  5 0 0  I N D E X  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

Hitesh C. Patel, PhD Managing Director, Structured Equity

How did large cap stocks perform over the last year?

The S&P 500® Index(2) returned -0.41% for the one-year period ended May 31, 2012. The best performing sectors within the S&P 500® Index were utilities, consumer discretionary, consumer staples, information technology and telecommunication services, each of which generated solid positive returns. Health care also generated positive returns, albeit more modest. Energy, materials, financials and industrials each generated negative returns, significantly lagging the Index on a relative basis.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the S&P 500® Index Fund returned -2.64% to Class C shares investors(1) and -0.55% to Class I shares investors. The Fund’s benchmark, the S&P 500® Index, returned -0.41%. The Average S&P 500® Index Objective Peer(3) returned -0.99% during the period.

Much like the previous year, macroeconomic forces were the primary drivers of volatile equity returns during the annual period. Poor economic data reports in the summer of 2011 began a tidal wave of questions concerning the strength of economic growth. With memories of 2008 fresh in the minds of many investors, economic weakness combined with growing European problems caused increased levels of fear, skepticism and risk aversion and thus, in turn, a sell-off in the equity markets. Volatility was particularly dramatic from July through October 2011. The monthly average correlation among stocks also reached a historical high during these months.

The fourth quarter of 2011 deviated from earlier quarters in the year, as volatility levels fell significantly during December. Correlation also declined in December but remained elevated. The market uncharacteristically moved away from quality and low risk profiles. With all that, corporate earnings in 2011 were impressively strong, with more than 60% of companies in the S&P 500® Index beating estimates each quarter. However, the fourth quarter 2011 estimated growth rate decreased from 21.7% on October 1, 2011 to 13.2% on December 31, 2011, which may be attributed to a downward estimate revision of companies within every sector.

The first quarter of 2012 was one of the strongest first quarters for U.S. equities since 2006. Large cap equities outperformed small cap equities (as they did for the annual period overall as well), and the S&P 500® Index reflected this by having banner performance. Investor confidence in the U.S. large cap equity asset class was largely driven by an improving economic backdrop in the U.S., shaky economic conditions in China and increased liquidity in Europe. Improvements in job growth also boosted consumer confidence. Corporations flush with cash stepped up their share buybacks and acquisitions, which reflected business confidence. The housing market seemed to have reached its bottom in many parts while showing improvements in others. The first quarter also showed a historic collapse in intra-stock correlations. High beta(4) and price reversal were the factors reflecting investors’ urgency to take on risk and invest in this equity asset class.

The U.S. equity markets retreated in April and May amidst questions about the strength of the U.S. economic recovery and increasing political uncertainty in Europe. The U.S. labor market appeared to lose some momentum in April, and the government’s second estimate of first quarter 2012 U.S. GDP was lower than anticipated at 1.9%. Still, housing market data indicated some signs of stabilization, and consumer confidence modestly increased. European economic data, on the other hand, remained generally strong in Germany, but deteriorated elsewhere, heightening investor concerns about debt sustainability there.

On an absolute basis, the best performing individual stocks within the S&P 500® Index were Expedia, Apple and TJX, each of which generated a double-digit total return during the annual period. The worst performing stocks within the S&P 500® Index on an absolute basis were First Solar, MEMC Electronic Materials and Alpha Natural Resources, each of which experienced double-digit declines during the annual period.

What are your thoughts going into the next 12 months?

At the end of the annual period, we believed U.S. large cap stocks remained more attractive than their smaller cap counterparts given their higher quality profile and more attractive valuations metrics. We believed U.S. small cap equities may have been at fair value at the end of May 2012.

32

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Information Technology	19.7%
Financials	13.9
Healthcare	11.7
Consumer Staples	11.5
Consumer Discretionary	11.2
Energy	10.6
Industrials	10.4
Utilities	3.8
Materials	3.4
Telecommunication Services	3.2
Affiliated Money Market Fund	0.6
Warrant	0.0
100.0%

Average Annual Total Returns as of 05/31/12(6)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/10/98	-0.55%	14.70%	-1.11%	3.86%	2.48%	N/A	N/A	0.37%	0.37%
Class A Shares	10/15/98	-3.35%	13.41%	-1.88%	3.32%	2.02%	2.50%	N/A	0.62%	0.62%
Class C Shares	1/17/00	-2.64%	13.54%	-2.12%	2.81%	1.44%	N/A	1.00%	1.37%	1.37%
Average S&P 500® Index Objective Peer		-0.99%	14.27%	-1.45%	3.61%	2.43%	N/A	N/A	N/A	N/A
S&P 500® Index		-0.41%	14.92%	-0.92%	4.14%	2.88%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.

**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely-used unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)	Beta is a measure of sensitivity to market movements or, in other words, a measure of volatility in relation to the market as a whole.

33

P N C  E q u i t y  F u n d s

S & P  5 0 0  I N D E X  F U N D  O V E R V I E W

M a y  3 1 ,  2 0 1 2

(5)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 Year period. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers. Without such a fee waiver, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

34

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P N C  E q u i t y  F u n d s

S M A L L  C A P  F U N D  O V E R V I E W

M a y  3 1,  2 0 1 2

Gordon A. Johnson Managing Director, Small Cap Core

Investments in small capitalization companies present greater risk of loss than investments in large companies.

Effective July 1, 2011, the name of the PNC Small Cap Core Fund was changed to PNC Small Cap Fund.

How did small cap stocks perform over the last year?

The Russell 2000® Index(2) returned -8.88% for the one-year period ended May 31, 2012. Nine of the ten sectors of the Russell 2000® Index generated negative returns, with energy, materials, telecommunication services and information technology the worst performers. The only sector to gain ground during the annual period was utilities. Small cap stocks lagged mid cap stocks and large cap stocks overall for the year, when comparing the Russell 2000®, Russell MidCap®(4) and Russell 1000®(5) indices, respectively.

What factors impacted the Fund’s performance?

During the fiscal year ended May 31, 2012, the Small Cap Fund returned -0.83% to Class C shares investors(1) and 1.09% to Class I shares investors. The Fund’s benchmark, the Russell 2000® Index, returned -8.88%. The Average Small-Cap Core Peer(3) returned -8.84% during the period.

The Small Cap Fund significantly outperformed its benchmark index for the one-year period due primarily to effective security selection in the information technology sector. Individual security selection in the financials, industrials, energy, consumer discretionary and health care sectors also contributed positively to the Fund’s results. Having an underweighted allocation to materials, the second worst performing sector in the Russell 2000® Index during the annual period, proved beneficial as well. Partially offsetting these positives was the detracting effect of security selection in the materials sector. An overweighted allocation to energy, the weakest sector in the Russell 2000® Index during the annual period; an underweighted exposure to financials, which outpaced the Russell 2000® Index during the annual period; and a lack of exposure to utilities, the only sector in the Russell 2000® Index to generate a positive return during the annual period, also hampered results.

The most significant positive individual contributors to performance included Liquidity Services, OSI Systems and AmTrust Financial Services. The biggest detractors included Aegion, Swift Energy and Open Text.

What are your thoughts going into the next 12 months? How is the Fund positioned?

At the end of the annual period, we found the price level of small cap companies to be out of sync with the cash flow growth prospects they offer, contrary to much of the consensus thinking. We believe that improved performance of small cap stocks in 2012 year to date is evidence of an improving U.S. economy and realization that some investors are beginning to take on incrementally more risk.

We believe that many are too pessimistic about general market prospects and are distorting many small cap companies that are more able to control their own destiny than many larger cap headline companies. Given the continued improvement in the indicators we use for the companies we own, we believe that future growth prospects do not appear to be as grim as investors appear to be forecasting. We continue to believe that small cap stocks offer investors excellent growth opportunities in a low growth environment.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings
Financials	21.5%
Industrials	19.6
Consumer Discretionary	17.9
Information Technology	15.1
Healthcare	9.9
Energy	7.8
Consumer Staples	4.2
Affiliated Money Market Fund	2.9
Materials	1.1
100.0%

36

Average Annual Total Returns as of 05/31/12(5)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/2/04	1.09%	19.99%	0.26%	4.72%	N/A	N/A	1.23%	1.23%
Class A Shares	4/2/04	-4.57%	17.42%	-1.11%	3.72%	5.50%	N/A	1.53%	1.53%
Class C Shares	4/2/04	-0.83%	18.79%	-0.70%	3.73%	N/A	1.00%	2.23%	2.23%
Average Small-Cap Core Peer		-8.84%	15.90%	-0.87%	4.87%	N/A	N/A	N/A	N/A
Russell 2000® Index		-8.88%	16.47%	-0.73%	4.52%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

The Russell MidCap® Index, an unmanaged index of medium-sized stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)

The Russell 1000® Index, an unmanaged index of 1,000 of the largest U.S. companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(6)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

(7)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charges (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(8)	During the fiscal year ending May 31, 2012, the Fund’s Lipper category changed from Small-Cap Growth Funds to Small-Cap Core Funds.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

37

P N C  E q u i t y  F u n d s

E X P L A N A T I O N  O F  E X P E N S E  T A B L E S

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2011 to May 31, 2012), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2012.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2011 to May 31, 2012).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Balanced Allocation Fund					Large Cap Growth Fund
Actual					Actual
Class I	$1,000.00	$1,041.04	1.00%	$ 5.10	Class I	$1,000.00	$1,066.07	0.98%	$ 5.06
Class A	1,000.00	1,040.44	1.29	6.58	Class A	1,000.00	1,064.44	1.28	6.61
Class C	1,000.00	1,037.21	2.00	10.19	Class C	1,000.00	1,060.74	1.98	10.21
Hypothetical**					Hypothetical**
Class I	1,000.00	1,020.00	1.00	5.05	Class I	1,000.00	1,020.10	0.98	4.95
Class A	1,000.00	1,018.56	1.29	6.50	Class A	1,000.00	1,018.60	1.28	6.46
Class C	1,000.00	1,015.00	2.00	10.08	Class C	1,000.00	1,015.10	1.98	9.98

International Equity Fund					Large Cap Value Fund
Actual					Actual
Class I	$1,000.00	$ 977.22	1.22%	$ 6.01	Class I	$1,000.00	$1,043.31	0.97%	$ 4.96
Class A	1,000.00	976.27	1.52	7.49	Class A	1,000.00	1,041.08	1.27	6.48
Class C	1,000.00	973.06	2.21	10.92	Class C	1,000.00	1,037.33	1.97	10.04
Hypothetical**					Hypothetical**
Class I	1,000.00	1,018.93	1.22	6.13	Class I	1,000.00	1,020.15	0.97	4.90
Class A	1,000.00	1,017.43	1.52	7.64	Class A	1,000.00	1,018.65	1.27	6.41
Class C	1,000.00	1,013.93	2.21	11.15	Class C	1,000.00	1,015.15	1.97	9.93

Large Cap Core Equity Fund					Mid Cap Value Fund
Actual					Actual
Class I	$1,000.00	$1,049.01	0.94%	$4.82	Class I	$1,000.00	$1,034.01	1.05%	$ 5.36
Class A	1,000.00	1,047.59	1.22	6.24	Class A	1,000.00	1,032.68	1.36	6.90
Class C	1,000.00	1,043.48	1.94	9.91	Class C	1,000.00	1,029.25	2.06	10.44
Hypothetical**					Hypothetical**
Class I	1,000.00	1,020.30	0.94	4.75	Class I	1,000.00	1,019.73	1.05	5.32
Class A	1,000.00	1,018.91	1.22	6.15	Class A	1,000.00	1,018.22	1.36	6.85
Class C	1,000.00	1,015.30	1.94	9.77	Class C	1,000.00	1,014.72	2.06	10.36

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
**	Assumes annual return of 5% before expenses.

38

	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Factor Small Cap Core Fund					S&P 500 Index Fund
Actual					Actual
Class I	$1,000.00	$1,029.44	0.95%	$4.82	Class I	$1,000.00	$1,062.11	0.33%	$1.71
Class A	1,000.00	1,027.41	1.23	6.25	Class A	1,000.00	1,060.04	0.59	3.02
Hypothetical**					Class C	1,000.00	1,055.57	1.33	6.84
Class I	1,000.00	1,020.25	0.95	4.80	Hypothetical**
Class A	1,000.00	1,018.84	1.23	6.22	Class I	1,000.00	1,023.34	0.33	1.68
					Class A	1,000.00	1,022.07	0.59	2.96
					Class C	1,000.00	1,018.35	1.33	6.72
Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$1,017.25	0.95%	$4.79
Class A	1,000.00	1,016.61	1.23	6.20
Class C	1,000.00	1,013.05	1.95	9.83
Hypothetical**
Class I	1,000.00	1,020.25	0.95	4.80
Class A	1,000.00	1,018.85	1.23	6.21
Class C	1,000.00	1,015.24	1.95	9.84

Multi-Factor Small Cap Value Fund					Small Cap Fund
Actual					Actual
Class I	$1,000.00	$ 980.15	1.25%	$ 6.19	Class I	$1,000.00	$1,068.26	1.26%	$ 6.49
Class A	1,000.00	980.22	1.54	7.62	Class A	1,000.00	1,067.00	1.56	8.06
Class C	1,000.00	975.66	2.25	11.11	Class C	1,000.00	1,063.72	2.26	11.67
Hypothetical**					Hypothetical**
Class I	1,000.00	1,018.75	1.25	6.31	Class I	1,000.00	1,018.72	1.26	6.34
Class A	1,000.00	1,017.30	1.54	7.77	Class A	1,000.00	1,017.21	1.56	7.86
Class C	1,000.00	1,013.76	2.25	11.32	Class C	1,000.00	1,013.69	2.26	11.39

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.
**	Assumes annual return of 5% before expenses.

39

P N C  E q u i t y  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 68	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council, since 2010.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios.
John G. Drosdick 68	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 33 portfolios

Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte 70	Trustee Chairman of the Legal Compliance Committee	Since April 2005 Since May 2009

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation
L. White Matthews, III 66	Trustee	Since February 2010

Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.

				2 registered investment companies consisting of 33 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 69	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 33 portfolios	Director, Care Fusion (health care devices).
Stephen M. Todd 64	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

40

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 51	President	Since February 2010

President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

				N/A	N/A
Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 43	Vice President	Since March 2010

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

				N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 40	Chief Compliance Officer	Since November 2010

Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.

				N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 46	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.

				N/A	N/A
Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 38	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010

Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

				N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 45	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 53	Assistant Secretary	Since February 2011

Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.

				N/A	N/A

6  Mmes. Ferguson, Gage and Spratley and Messrs. Glazar, Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

41

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Equity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Equity Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund and PNC Small Cap Fund (formerly PNC Small Cap Core Fund) (the “Equity Funds”), eleven of the thirty funds constituting PNC Funds as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Equity Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Equity Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Equity Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Equity Funds as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 27, 2012

42

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 31, u n l e s s o t h e r w i s e i n d i c a t e d

	Balanced Allocation Fund
	Class I							Class A
	2012		2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.74		$9.07	$8.24	$10.89	$11.86		$10.77		$9.08	$8.26	$10.90	$11.88

Net Investment Income(1)	0.17		0.14	0.15	0.20	0.22		0.15		0.12	0.12	0.18	0.20
Realized and Unrealized Gain (Loss) on Investments	(0.26)		1.67	0.83	(2.65)	(0.24)		(0.26)		1.68	0.83	(2.65)	(0.25)

Total from Investment Operations	(0.09)		1.81	0.98	(2.45)	(0.02)		(0.11)		1.80	0.95	(2.47)	(0.05)

Payment by Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–	**(2)	–	–	–	–	**(3)

Dividends from Net Investment Income	(0.18)		(0.14)	(0.15)	(0.20)	(0.24)		(0.15)		(0.11)	(0.13)	(0.17)	(0.22)
Distributions from Net Realized Gains	–		–	–	–	(0.71)		–		–	–	–	(0.71)

Total Distributions	(0.18)		(0.14)	(0.15)	(0.20)	(0.95)		(0.15)		(0.11)	(0.13)	(0.17)	(0.93)

Net Asset Value, End of Period	$10.47		$10.74	$9.07	$8.24	$10.89		$10.51		$10.77	$9.08	$8.26	$10.90

Total Return†	(0.75	)%(2)	20.21%	11.92%	(22.58)%	(0.28)%		(0.95	)%(2)	19.96%	11.52%	(22.68)%	(0.61)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$45,922		$80,603	$81,917	$137,909	$200,150		$10,439		$12,791	$13,487	$13,863	$17,959
Ratio of Expenses to Average Net Assets	1.00%		1.02%	1.02%	1.02%	0.98%		1.20	%(4)	1.31%	1.33%	1.27%	1.23%
Ratio of Net Investment Income to Average Net Assets	1.64%		1.46%	1.72%	2.37%	2.00%		1.41	%(4)	1.17%	1.33%	2.11%	1.75%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.12%		1.07%	1.02%	1.02%	0.98%		1.42%		1.36%	1.33%	1.27%	1.23%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.52%		1.41%	1.72%	2.37%	2.00%		1.19%		1.12%	1.33%	2.11%	1.75%
Portfolio Turnover Rate	63%		76%	115%	93%	126%		63%		76%	115%	93%	126%

	Balanced Allocation Fund
	Class C
	2012 2011 2010 2009 2008
Net Asset Value, Beginning of Period	$10.67		$9.00	$8.21	$10.84	$11.81

Net Investment Income(1)	0.06		0.04	0.05	0.12	0.11
Realized and Unrealized Gain (Loss) on Investments	(0.25)		1.66	0.82	(2.64)	(0.24)

Total from Investment Operations	(0.19)		1.70	0.87	(2.52)	(0.13)

Payment by Affiliate(1)	–	**(2)	–	–	–	–	**(3)

Dividends from Net Investment Income	(0.07)		(0.03)	(0.08)	(0.11)	(0.13)
Distributions from Net Realized Gains	–		–	–	–	(0.71)

Total Distributions	(0.07)		(0.03)	(0.08)	(0.11)	(0.84)

Net Asset Value, End of Period	$10.41		$10.67	$9.00	$8.21	$10.84

Total Return†	(1.73	)%(2)	18.97%	10.64%	(23.24)%	(1.25)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$798		$895	$1,223	$1,182	$2,026
Ratio of Expenses to Average Net Assets	2.00%		2.02%	2.05%	1.99%	1.96%
Ratio of Net Investment Income to Average Net Assets	0.61%		0.46%	0.61%	1.41%	1.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.13%		2.07%	2.05%	1.99%	1.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.48%		0.41%	0.61%	1.41%	1.02%
Portfolio Turnover Rate	63%		76%	115%	93%	126%

** Amount represents less than $0.005 per share.

†   Total return excludes sales charge.

(1)    Per share data calculated using average shares outstanding method.

(2)    During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)     As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(4)    During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

43

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	International Equity Fund
	Class I							Class A
	2012		2011	2010	2009	2008(1)		2012		2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$16.30		$12.14	$10.94	$17.94	$18.12		$16.15		$12.03	$10.86	$17.78	$17.93

Net Investment Income(2)	0.18		0.16	0.14	0.14	0.27		0.14		0.11	0.09	0.11	0.21
Realized and Unrealized Gain (Loss) on Investments	(3.31)		4.13	1.07	(6.83)	(0.27)		(3.26)		4.09	1.08	(6.77)	(0.24)

Total from Investment Operations	(3.13)		4.29	1.21	(6.69)	–		(3.12)		4.20	1.17	(6.66)	(0.03)

Payment by Affiliate(2)	–	**(3)	–	–	–	–	**(4)	–	**(3)	–	–	–	–	**(4)

Contributions of Capital by Affiliate(2)	–	**(5)	–	–	–	–		–	**(5)	–	–	–	–

Dividends from Net Investment Income	(0.18)		(0.13)	(0.01)	(0.31)	(0.18)		(0.13)		(0.08)	–	(0.26)	(0.12)
Distributions from Net Realized Gains	–		–	–	–	–		–		–	–	–	–

Total Distributions	(0.18)		(0.13)	(0.01)	(0.31)	(0.18)		(0.13)		(0.08)	–	(0.26)	(0.12)

Net Asset Value, End of Period	$12.99		$16.30	$12.14	$10.94	$17.94		$12.90		$16.15	$12.03	$10.86	$17.78

Total Return†	(19.18	)%(3)(5)	35.41%	11.09%	(36.94)%	0.01%		(19.30	)%(3)(5)	35.00%	10.77%	(37.15)%	(0.18)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$301,919		$364,468	$311,574	$238,121	$406,546		$7,757		$11,493	$10,498	$10,174	$19,319
Ratio of Expenses to Average Net Assets	1.23%		1.23%	1.21%	1.28%	1.23%		1.42	%(6)	1.53%	1.53%	1.53%	1.48%
Ratio of Net Investment Income to Average Net Assets	1.26%		1.13%	1.11%	1.21%	1.53%		0.97	%(6)	0.79%	0.69%	0.94%	1.28%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.23%		1.23%	1.21%	1.34%	1.38%		1.53%		1.53%	1.53%	1.60%	1.63%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.26%		1.13%	1.11%	1.15%	1.38%		0.86%		0.79%	0.69%	0.87%	1.13%
Portfolio Turnover Rate	31%		38%	74%	37%	43%		31%		38%	74%	37%	43%

	International Equity Fund
	Class C
	2012 2011 2010 2009 2008(1)
Net Asset Value, Beginning of Period	$15.59		$11.63	$10.57	$17.14	$17.30

Net Investment Income (Loss)(2)	0.03		0.02	0.02	0.01	0.07
Realized and Unrealized Gain (Loss) on Investments	(3.15)		3.94	1.04	(6.47)	(0.23)

Total from Investment Operations	(3.12)		3.96	1.06	(6.46)	(0.16)

Payment by Affiliate(2)	–	**(3)	–	–	–	–	**(4)

Contributions of Capital by Affiliate(2)	–	**(5)	–	–	–	–

Dividends from Net Investment Income	(0.01)		– **	–	(0.11)	–
Distributions from Net Realized Gains	–		–	–	–	–

Total Distributions	(0.01)		–	–	(0.11)	–

Net Asset Value, End of Period	$12.46		$15.59	$11.63	$10.57	$17.14

Total Return†	(19.98	)%(3)(5)	34.05%	10.03%	(37.58)%	(0.93)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$313		$451	$358	$314	$988
Ratio of Expenses to Average Net Assets	2.23%		2.23%	2.22%	2.23%	2.20%
Ratio of Net Investment Income to Average Net Assets	0.19%		0.16%	0.15%	0.08%	0.56%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.23%		2.23%	2.22%	2.31%	2.35%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.19%		0.16%	0.15%	0.00%	0.41%
Portfolio Turnover Rate	31%		38%	74%	37%	43%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Redemption fees received during the year had no effect on the net asset value.

(2)	Per share data calculated using average shares outstanding method.

(3)

During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

(4)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(5)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(6)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See	Notes to Financial Statements.

44

	Large Cap Core Equity Fund
	Class I							Class A
	2012	2011	2010		2009	2008		2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$10.96	$8.60	$7.30		$11.77	$13.48		$10.73		$8.42	$7.19		$11.60	$13.33

Net Investment Income (Loss)(1)	0.12	0.10	0.05		0.05	–	**	0.10		0.07	0.02		0.03	(0.03)
Realized and Unrealized Gain (Loss) on Investments	(0.17)	2.35	1.31		(4.35)	(0.58)		(0.17)		2.31	1.23		(4.29)	(0.59)

Total from Investment Operations	(0.05)	2.45	1.36		(4.30)	(0.58)		(0.07)		2.38	1.25		(4.26)	(0.62)

Payment by Affiliate(1)	–	–	–		–	–	**(2)	–		–	–		–	–	**(2)

Dividends from Net Investment Income	(0.12)	(0.09)	(0.06)		(0.04)	(0.09)		(0.09)		(0.07)	(0.02)		(0.02)	(0.07)
Distributions from Net Realized Gains	–	–	–		(0.13)	(1.04)		–		–	–		(0.13)	(1.04)

Total Distributions	(0.12)	(0.09)	(0.06)		(0.17)	(1.13)		(0.09)		(0.07)	(0.02)		(0.15)	(1.11)

Net Asset Value, End of Period	$10.79	$10.96	$8.60		$7.30	$11.77		$10.57		$10.73	$8.42		$7.19	$11.60

Total Return†	(0.46)%	28.69%	18.68%		(36.46)%	(4.72)%		(0.67)%		28.32%	17.45%		(36.63)%	(5.05)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$17,840	$14,431	$13,924		$121,950	$201,994		$2,596		$3,466	$3,407		$3,343	$5,361
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.84%		0.96%	0.92%		1.13	%(3)	1.23%	1.29%		1.21%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%	1.05%	0.65%		0.59%	0.02%		0.92	%(3)	0.76%	0.25%		0.34%	(0.23)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.26%	1.28%	1.05%		0.96%	0.92%		1.55%		1.57%	1.64%		1.21%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.81%	0.71%	0.44%		0.59%	0.02%		0.50%		0.42%	(0.09)%		0.34%	(0.23)%
Portfolio Turnover Rate	60%	79%	383	%(4)	89%	83%		60%		79%	383	%(4)	89%	83%

	Large Cap Core Equity Fund
	Class C
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$10.01	$7.86	$6.75		$10.95	$12.70

Net Investment Income (Loss)(1)	0.01	0.01	(0.03)		(0.03)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	(0.16)	2.16	1.14		(4.04)	(0.56)

Total from Investment Operations	(0.15)	2.17	1.11		(4.07)	(0.67)

Payment by Affiliate(1)	–	–	–	**	–	–	**(2)

Dividends from Net Investment Income	(0.02)	(0.02)	–	**	–	(0.04)
Distributions from Net Realized Gains	–	–	–		(0.13)	(1.04)

Total Distributions	(0.02)	(0.02)	–		(0.13)	(1.08)

Net Asset Value, End of Period	$9.84	$10.01	$7.86		$6.75	$10.95

Total Return†	(1.49)%	27.59%	16.48%		(37.05)%	(5.69)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$128	$178	$149		$148	$315
Ratio of Expenses to Average Net Assets	1.94%	1.94%	1.99%		1.92%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.06%	(0.45)%		(0.39)%	(0.95)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.27%	2.28%	2.34%		1.92%	1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.21)%	(0.28)%	(0.79)%		(0.39)%	(0.95)%
Portfolio Turnover Rate	60%	79%	383	%(4)	89%	83%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

See Notes to Financial Statements.

45

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Large Cap Growth Fund
	Class I							Class A
	2012	2011	2010		2009	2008		2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$17.24	$13.42	$11.57		$18.53	$20.80		$16.88		$13.14	$11.35		$18.17	$20.47

Net Investment Income (Loss)(1)	0.11	0.07	0.06		0.06	(0.04)		0.07		0.02	0.01		0.03	(0.12)
Realized and Unrealized Gain (Loss) on Investments	0.05	3.86	1.82		(6.96)	(0.38)		0.05		3.78	1.80		(6.83)	(0.33)

Total from Investment Operations	0.16	3.93	1.88		(6.90)	(0.42)		0.12		3.80	1.81		(6.80)	(0.45)

Payment by Affiliate(1)	–	–	–		–	0.01(2)		–		–	–		–	0.01(2)

Dividends from Net Investment Income	(0.09)	(0.11)	(0.03)		(0.06)	–		(0.04)		(0.06)	(0.02)		(0.02)	–
Distributions from Net Realized Gains	–	–	–		–	(1.86)		–		–	–		–	(1.86)

Total Distributions	(0.09)	(0.11)	(0.03)		(0.06)	(1.86)		(0.04)		(0.06)	(0.02)		(0.02)	(1.86)

Net Asset Value, End of Period	$17.31	$17.24	$13.42		$11.57	$18.53		$16.96		$16.88	$13.14		$11.35	$18.17

Total Return†	0.98%	29.32%	16.31%		(37.24)%	(2.60	)%(3)	0.71%		28.96%	15.95%		(37.40)%	(2.79	)%(3)

Ratios/Supplemental Data
Net Assets End of Period (000)	$56,731	$80,188	$96,561		$178,605	$444,181		$12,159		$15,282	$14,797		$14,664	$24,234
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.95%		0.98%	0.92%		1.17	%(4)	1.28%	1.28%		1.24%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%	0.44%	0.44%		0.46%	(0.22)%		0.43	%(4)	0.13%	0.11%		0.24%	(0.47)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.09%	1.07%	0.99%		0.98%	0.92%		1.39%		1.37%	1.33%		1.24%	1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.52%	0.35%	0.40%		0.46%	(0.22)%		0.21%		0.04%	0.06%		0.24%	(0.47)%
Portfolio Turnover Rate	61%	71%	165	%(5)	93%	92%		61%		71%	165	%(5)	93%	92%

	Large Cap Growth Fund
	Class C
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$15.55	$12.14	$10.55		$16.98	$19.38

Net Investment Income (Loss)(1)	(0.06)	(0.08)	(0.07)		(0.06)	(0.22)
Realized and Unrealized Gain (Loss) on Investments	0.05	3.49	1.66		(6.37)	(0.33)

Total from Investment Operations	(0.01)	3.41	1.59		(6.43)	(0.55)

Payment by Affiliate(1)	–	–	–		–	0.01(2)

Dividends from Net Investment Income	–	–	–		– **	–
Distributions from Net Realized Gains	–	–	–		–	(1.86)

Total Distributions	–	–	–		–	(1.86)

Net Asset Value, End of Period	$15.54	$15.55	$12.14		$10.55	$16.98

Total Return†	(0.06)%	28.09%	15.07%		(37.85)%	(3.49	)%(3)

Ratios/Supplemental Data
Net Assets End of Period (000)	$216	$286	$242		$230	$500
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.99%		1.94%	1.89%
Ratio of Net Investment Loss to Average Net Assets	(0.38)%	(0.57)%	(0.59)%		(0.49)%	(1.19)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.08%	2.07%	2.03%		1.94%	1.89%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.48)%	(0.66)%	(0.64)%		(0.49)%	(1.19)%
Portfolio Turnover Rate	61%	71%	165	%(5)	93%	92%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2008, 0.05% of Class I, Class A, and Class C total returns was attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (2.65)%, (2.84)%, and (3.59)% for Class I, Class A, and Class C, respectively.

(4)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See Notes to Financial Statements.

46

	Large Cap Value Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.22	$11.62	$10.72	$16.76	$20.99		$14.16		$11.57	$10.68	$16.68	$20.91

Net Investment Income(1)	0.21	0.17	0.18	0.27	0.28		0.18		0.13	0.14	0.23	0.23
Realized and Unrealized Gain (Loss) on Investments	(0.62)	2.61	0.92	(5.75)	(2.33)		(0.62)		2.60	0.92	(5.72)	(2.32)

Total from Investment Operations	(0.41)	2.78	1.10	(5.48)	(2.05)		(0.44)		2.73	1.06	(5.49)	(2.09)

Payment by Affiliate(1)	–	–	–	–	–	**(2)	–		–	–	–	–	**(2)

Dividends from Net Investment Income	(0.21)	(0.18)	(0.20)	(0.27)	(0.32)		(0.16)		(0.14)	(0.17)	(0.22)	(0.28)
Distributions from Net Realized Gains	–	–	–	(0.29)	(1.86)		–		–	–	(0.29)	(1.86)

Total Distributions	(0.21)	(0.18)	(0.20)	(0.56)	(2.18)		(0.16)		(0.14)	(0.17)	(0.51)	(2.14)

Net Asset Value, End of Period	$13.60	$14.22	$11.62	$10.72	$16.76		$13.56		$14.16	$11.57	$10.68	$16.68

Total Return†	(2.86)%	24.18%	10.25%	(32.68)%	(10.26)%		(3.03)%		23.81%	9.86%	(32.84)%	(10.48)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$102,960	$152,015	$210,282	$292,811	$611,529		$22,020		$28,623	$28,699	$30,435	$52,495
Ratio of Expenses to Average Net Assets	0.99%	0.97%	0.93%	0.96%	0.91%		1.18	%(3)	1.27%	1.25%	1.22%	1.16%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.32%	1.49%	2.20%	1.52%		1.35	%(3)	1.03%	1.17%	1.98%	1.27%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.99%	0.97%	0.93%	0.96%	0.91%		1.29%		1.27%	1.25%	1.22%	1.16%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.53%	1.32%	1.49%	2.20%	1.52%		1.24%		1.03%	1.17%	1.98%	1.27%
Portfolio Turnover Rate	23%	69%	52%	65%	104%		23%		69%	52%	65%	104%

	Large Cap Value Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.95	$11.39	$10.52	$16.43	$20.66

Net Investment Income(1)	0.07	0.04	0.05	0.15	0.09
Realized and Unrealized Gain (Loss) on Investments	(0.61)	2.57	0.91	(5.64)	(2.29)

Total from Investment Operations	(0.54)	2.61	0.96	(5.49)	(2.20)

Payment by Affiliate(1)	–	–		–	–	**(2)

Dividends from Net Investment Income	(0.07)	(0.05)	(0.09)	(0.13)	(0.17)
Distributions from Net Realized Gains	–	–	–	(0.29)	(1.86)

Total Distributions	(0.07)	(0.05)	(0.09)	(0.42)	(2.03)

Net Asset Value, End of Period	$13.34	13.95	$11.39	$10.52	$16.43

Total Return†	(3.85)%	22.96%	9.11%	(33.31)%	(11.13)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$126	$152	$218	$259	$440
Ratio of Expenses to Average Net Assets	1.99%	1.96%	1.95%	1.92%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.54%	0.32%	0.46%	1.29%	0.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.99%	1.96%	1.95%	1.92%	1.88%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.54%	0.32%	0.46%	1.29%	0.55%
Portfolio Turnover Rate	23%	69%	52%	65%	104%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

47

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Mid Cap Value Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.35	$10.80	$8.68	$13.48	$16.61		$13.19		$10.67	$8.59	$13.30	$16.38

Net Investment Income(1)	0.08	0.06	0.07	0.12	0.12		0.07		0.03	0.04	0.09	0.09
Realized and Unrealized Gain (Loss) on Investments	(1.23)	2.64	2.07	(4.75)	(2.28)		(1.21)		2.60	2.04	(4.67)	(2.26)

Total from Investment Operations	(1.15)	2.70	2.14	(4.63)	(2.16)		(1.14)		2.63	2.08	(4.58)	(2.17)

Payment by Affiliate(1)	–	–	–	–	–	**(2)	–		–	–	–	–	**(2)

Dividends from Net Investment Income	(0.10)	(0.15)	(0.02)	(0.17)	(0.26)		(0.02)		(0.11)	–	(0.13)	(0.20)
Distributions from Net Realized Gains	–	–	–	–	(0.71)		–		–	–	–	(0.71)

Total Distributions	(0.10)	(0.15)	(0.02)	(0.17)	(0.97)		(0.02)		(0.11)	–	(0.13)	(0.91)

Net Asset Value, End of Period	$12.10	$13.35	$10.80	$8.68	$13.48		$12.03		$13.19	$10.67	$8.59	$13.30

Total Return†	(8.61)%	25.12%	24.64%	(34.22)%	(13.21)%		(8.63)%		24.72%	24.21%	(34.33)%	(13.42)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$29,129	$72,744	$74,331	$96,510	$216,224		$11,561		$36,945	$48,515	$46,524	$94,590
Ratio of Expenses to Average Net Assets	1.06%	1.02%	1.01%	1.08%	1.01%		1.14	%(3)	1.32%	1.32%	1.33%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.53%	0.72%	1.24%	0.83%		0.58	%(3)	0.24%	0.38%	0.96%	0.58%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.06%	1.02%	1.01%	1.21%	1.26%		1.36%		1.32%	1.32%	1.45%	1.51%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.67%	0.53%	0.72%	1.11%	0.58%		0.36%		0.24%	0.38%	0.84%	0.33%
Portfolio Turnover Rate	23%	32%	66%	73%	58%		23%		32%	66%	73%	58%

	Mid Cap Value Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.83	$10.36	$8.40	$13.06	$16.13

Net Investment Income (Loss)(1)	(0.04)	(0.05)	(0.03)	0.02	(0.02)
Realized and Unrealized Gain (Loss) on Investments	(1.18)	2.52	1.99	(4.58)	(2.22)

Total from Investment Operations	(1.22)	2.47	1.96	(4.56)	(2.24)

Payment by Affiliate(1)	–	–	–	–	–	**(2)

Dividends from Net Investment Income	–	– **	–	(0.10)	(0.12)
Distributions from Net Realized Gains	–	–	–	–	(0.71)

Total Distributions	–	–	–	(0.10)	(0.83)

Net Asset Value, End of Period	$11.61	$12.83	$10.36	$8.40	$13.06

Total Return†	(9.51)%	23.85%	23.33%	(34.82)%	(14.04)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,509	$2,430	$3,794	$4,176	$7,699
Ratio of Expenses to Average Net Assets	2.06%	2.02%	2.02%	2.04%	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%	(0.45)%	(0.33)%	0.27%	(0.13)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.06%	2.02%	2.02%	2.15%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.34)%	(0.45)%	(0.33)%	0.16%	(0.38)%
Portfolio Turnover Rate	23%	32%	66%	73%	58%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.22% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

48

Multi-Factor Small Cap Core Fund(1)
Class I	Class A
2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.62	$8.84	$7.03	$11.05	$12.34	$11.59	$8.82	$7.00	$11.03	$12.31

Net Investment Income(2)	0.05	0.04	0.05	0.04	0.03	0.02	0.01	0.03	0.02	0.01
Realized and Unrealized Gain (Loss) on Investments	(0.75)	2.90	1.90	(4.06)	(1.24)	(0.74)	2.89	1.89	(4.05)	(1.25)

Total from Investment Operations	(0.70)	2.94	1.95	(4.02)	(1.21)	(0.72)	2.90	1.92	(4.03)	(1.24)

Payment by Affiliate(2)	–	–	–	–	–	**(3)	–	–	–	–	–	**(3)

Dividends from Net Investment Income	(0.02)	(0.16)	(0.14)	–	(0.08	)(4)	–	(0.13)	(0.10)	–	(0.04	)(4)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.02)	(0.16)	(0.14)	–	(0.08)	–	(0.13)	(0.10)	–	(0.04)

Net Asset Value, End of Period	$10.90	$11.62	$8.84	$7.03	$11.05	$10.87	$11.59	$8.82	$7.00	$11.03

Total Return†	(6.00)%	33.42%	27.90%	(36.38)%	(9.87)%	(6.21)%	33.02%	27.53%	(36.54)%	(10.09)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$15,298	$15,286	$18,199	$22,531	$49,073	$285	$254	$272	$23	5	$454
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.93%	0.95%	0.95%	1.16	%(5)	1.24%	1.24%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.40%	0.64%	0.47%	0.25%	0.21	%(5)	0.05%	0.32%	0.22%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.42%	1.42%	1.33%	1.30%	1.24%	1.70%	1.72%	1.65%	1.55%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.05)%	(0.07)%	0.24%	0.12%	(0.04)%	(0.33)%	(0.43)%	(0.09)%	(0.13)%	(0.29)%
Portfolio Turnover Rate	77%	90%	105%	186%	107%	77%	90%	105%	186%	107%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)

At May 31, 2012, net assets of the Class C Shares amounted to $11, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented. See Note 14 in Financial Statements.

(2)	Per share data calculated using average shares outstanding method.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(4)	Includes a tax return of capital of $(0.0434) each for Class I and Class A.

(5)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

49

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.73	$9.02	$7.21	$11.42	$11.78		$12.59		$8.92	$7.15	$11.35	$11.74

Net Investment Income (Loss)(1)	0.03	(0.02)	0.02	– **	(0.03)		–	**	(0.05)	–	(0.02)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	(0.97)	3.78	1.79	(4.21)	(0.12)		(0.96)		3.75	1.77	(4.18)	(0.12)

Total from Investment Operations	(0.94)	3.76	1.81	(4.21)	(0.15)		(0.96)		3.70	1.77	(4.20)	(0.18)

Payment by Affiliate(1)	–	–	–	–	–	**(2)	–		–	–	–	–	**(2)

Dividends from Net Investment Income	–	(0.02)	–	–	–		–		– **	–	–	–
Distributions from Net Realized Gains	–	(0.03)	–	–	(0.21)		–		(0.03)	–	–	(0.21)

Total Distributions	–	(0.05)	–	–	(0.21)		–		(0.03)	–	–	(0.21)

Net Asset Value, End of Period	$11.79	$12.73	$9.02	$7.21	$11.42		$11.63		$12.59	$8.92	$7.15	$11.35

Total Return†	(7.38)%	41.76%	25.10%	(36.87)%	(1.38)%		(7.63)%		41.48%	24.76%	(37.00)%	(1.65)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$9,674	$11,105	$10,010	$5,007	$6,491		$16,875		$21,566	$17,484	$38	$60
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.94%	0.95%	0.95%		1.17	%(3)	1.23%	1.23%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.19)%	0.27%	0.02%	(0.27)%		0.03	%(3)	(0.47)%	0.01%	(0.23)%	(0.52)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.81%	1.92%	1.84%	1.86%	1.67%		2.09%		2.20%	2.15%	2.10%	1.92%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.60)%	(1.16)%	(0.63)%	(0.89)%	(0.99)%		(0.89)%		(1.44)%	(0.91)%	(1.13)%	(1.24)%
Portfolio Turnover Rate	108%	92%	112%	128%	137%		108%		92%	112%	128%	137%

	Multi-Factor Small Cap Growth Fund
	Class C
	2012	2011	2010(4)
Net Asset Value, Beginning of Period	$12.69	$ 9.06	$ 7.29

Net Investment Income (Loss)(1)	(0.09)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	(0.96)	3.79	1.83

Total from Investment Operations	(1.05)	3.66	1.77

Payment by Affiliate(1)	–	–	–

Dividends from Net Investment Income	–	–	–
Distributions from Net Realized Gains	–	(0.03)	–

Total Distributions	–	(0.03)	–

Net Asset Value, End of Period	$11.64	$12.69	$ 9.06

Total Return†	(8.27)%	40.39%	24.28%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 122	$ 135	$ 124
Ratio of Expenses to Average Net Assets	1.95%	1.95%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(0.74)%	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.81%	2.91%	3.38%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(1.60)%	(2.15)%	(1.91)%
Portfolio Turnover Rate	108%	92%	112%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)	Class C Shares were first sold (excluding seed capital of $10) on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

50

	Multi-Factor Small Cap Value Fund
	Class I							Class A
	2012	2011	2010	2009		2008(1)		2012		2011	2010	2009		2008(1)
Net Asset Value, Beginning of Period	$13.89	$10.90	$8.51	$13.18		$19.66		$12.83		$10.05	$7.87	$12.20		$18.49

Net Investment Income (Loss)(2)	0.16	0.11	0.06	0.07		(0.01)		0.13		0.07	0.02	0.02		(0.05)
Realized and Unrealized Gain (Loss) on Investments	(1.54)	3.08	2.33	(4.61)		(3.73)		(1.42)		2.85	2.16	(4.24)		(3.50)

Total from Investment Operations	(1.38)	3.19	2.39	(4.54)		(3.74)		(1.29)		2.92	2.18	(4.22)		(3.55)

Payment by Affiliate(2)	–	–	–	–		0.01(3)		–		–	–	–		0.01(3)

Dividends from Net Investment Income	(0.13)	(0.20)	–	(0.13	)(4)	–	**(5)	(0.09)		(0.14)	–	(0.11	)(4)	–
Distributions from Net Realized Gains	–	–	–	–		(2.75)		–		–	–	–		(2.75)

Total Distributions	(0.13)	(0.20)	–	(0.13)		(2.75)		(0.09)		(0.14)	–	(0.11)		(2.75)

Net Asset Value, End of Period	$12.38	$13.89	$10.90	$8.51		$13.18		$11.45		$12.83	$10.05	$7.87		$12.20

Total Return†	(9.96)%	29.46%	28.09%	(34.41)%		(19.53	)%(6)	(10.08)%		29.21%	27.70%	(34.57)%		(19.77	)%(6)

Ratios/Supplemental Data
Net Assets End of Period (000)	$9,623	$19,163	$19,528	$28,920		$137,557		$12,704		$18,570	$18,739	$18,641		$32,620
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.29%	1.34%		1.20%		1.43	%(7)	1.54%	1.61%	1.64%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	0.94%	0.59%	0.62%		(0.09)%		1.08	%(7)	0.66%	0.23%	0.16%		(0.34)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.62%	1.61%	1.51%	1.34%		1.20%		1.92%		1.90%	1.83%	1.64%		1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.87%	0.58%	0.37%	0.62%		(0.09)%		0.59%		0.30%	0.02%	0.16%		(0.34)%
Portfolio Turnover Rate	91%	77%	104%	81%		102%		91%		77%	104%	81%		102%

	Multi-Factor Small Cap Value Fund
	Class C
	2012	2011	2010	2009		2008(1)
Net Asset Value, Beginning of Period	$11.55	$9.02	$7.11	$11.02		$17.13

Net Investment Income (Loss)(2)	0.03	(0.01)	(0.04)	(0.04)		(0.15)
Realized and Unrealized Gain (Loss) on Investments	(1.29)	2.56	1.95	(3.83)		(3.22)

Total from Investment Operations	(1.26)	2.55	1.91	(3.87)		(3.37)

Payment by Affiliate(2)	–	–	–	–		0.01(3)

Dividends from Net Investment Income	– **	(0.02)	–	(0.04	)(4)	–
Distributions from Net Realized Gains	–	–	–	–		(2.75)

Total Distributions	–	(0.02)	–	(0.04)		(2.75)

Net Asset Value, End of Period	$10.29	$11.55	$9.02	$7.11		$11.02

Total Return†	(10.88)%	28.26%	26.86%	(35.08)%		(20.33	)%(6)

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,004	$1,445	$1,586	$1,707		$4,151
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.32%	2.34%		2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	(0.06)%	(0.46)%	(0.46)%		(1.06)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.63%	2.61%	2.53%	2.34%		2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.11)%	(0.42)%	(0.67)%	(0.46)%		(1.06)%
Portfolio Turnover Rate	91%	77%	104%	81%		102%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Redemption fees received during the year had no effect on the net asset value.

(2)	Per share data calculated using average shares outstanding method.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(4)	Includes a tax return of capital of $(0.0475) each for Class I, Class A and Class C.

(5)	Includes a tax return of capital of $(0.0010) for Class I.

(6)

During the year ended May 31, 2008, 0.05%, 0.05% and 0.06% of Class I, Class A, and Class C total returns, respectively, were attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (19.58)%, (19.82)%, and (20.39)% for Class I, Class A, and Class C, respectively.

(7)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

51

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	S&P 500 Index Fund
	Class I							Class A
	2012		2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.71		$8.68	$7.30	$11.25	$13.10		$10.67		$8.65	$7.27	$11.22	$13.06

Net Investment Income(1)	0.19		0.16	0.14	0.18	0.19		0.16		0.13	0.12	0.16	0.16
Realized and Unrealized Gain (Loss) on Investments	(0.26)		2.03	1.38	(3.84)	(1.06)		(0.26)		2.02	1.38	(3.84)	(1.05)

Total from Investment Operations	(0.07)		2.19	1.52	(3.66)	(0.87)		(0.10)		2.15	1.50	(3.68)	(0.89)

Payment by Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–	**(2)	–	–	–	–	**(3)

Dividends from Net Investment Income	(0.18)		(0.16)	(0.14)	(0.18)	(0.20)		(0.16)		(0.13)	(0.12)	(0.16)	(0.17)
Distributions from Net Realized Gains	–		–	–	(0.11)	(0.78)		–		–	–	(0.11)	(0.78)

Total Distributions	(0.18)		(0.16)	(0.14)	(0.29)	(0.98)		(0.16)		(0.13)	(0.12)	(0.27)	(0.95)

Net Asset Value, End of Period	$10.46		$10.71	$8.68	$7.30	$11.25		$10.41		$10.67	$8.65	$7.27	$11.22

Total Return†	(0.55	)%(2)	25.51%	20.90%	(32.63)%	(6.98)%		(0.91	)%(2)	25.16%	20.69%	(32.90)%	(7.15)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$88,355		$94,945	$87,998	$87,431	$138,373		$20,712		$22,919	$19,275	$17,535	$26,299
Ratio of Expenses to Average Net Assets	0.35%		0.37%	0.36%	0.42%	0.37%		0.61%		0.63%	0.62%	0.67%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.82%		1.67%	1.66%	2.20%	1.64%		1.56%		1.41%	1.41%	1.95%	1.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%		0.37%	0.36%	0.48%	0.52%		0.61%		0.63%	0.62%	0.73%	0.77%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.82%		1.67%	1.66%	2.12%	1.49%		1.56%		1.41%	1.41%	1.89%	1.24%
Portfolio Turnover Rate	9%		27%	17%	36%	29%		9%		27%	17%	36%	29%

	S&P 500 Index Fund
	Class C
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.60		$8.59	$7.23	$11.15	$12.99

Net Investment Income(1)	0.08		0.06	0.06	0.10	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.26)		2.02	1.37	(3.82)	(1.05)

Total from Investment Operations	(0.18)		2.08	1.43	(3.72)	(0.98)

Payment by Affiliate(1)	–	**(2)	–	–	–	–	**(3)

Dividends from Net Investment Income	(0.08)		(0.07)	(0.07)	(0.09)	(0.08)
Distributions from Net Realized Gains	–		–	–	(0.11)	(0.78)

Total Distributions	(0.08)		(0.07)	(0.07)	(0.20)	(0.86)

Net Asset Value, End of Period	$10.34		$10.60	$8.59	$7.23	$11.15

Total Return†	(1.66	)%(2)	24.29%	19.75%	(33.38)%	(7.88)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,705		$1,837	$1,552	$1,132	$1,726
Ratio of Expenses to Average Net Assets	1.35%		1.37%	1.36%	1.41%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.82%		0.67%	0.66%	1.21%	0.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.35%		1.37%	1.36%	1.48%	1.51%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.82%		0.67%	0.66%	1.15%	0.50%
Portfolio Turnover Rate	9%		27%	17%	36%	29%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

52

	Small Cap Fund (formerly Small Cap Core Fund)
	Class I							Class A
	2012		2011	2010	2009	2008(1)		2012		2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$12.85		$9.87	$7.52	$11.51	$13.74		$12.62		$9.73	$7.44	$11.39	$13.62

Net Investment Income (Loss)(2)	(0.06)		(0.02)	(0.02)	(0.01)	0.01		(0.09)		(0.05)	(0.05)	(0.03)	(0.02)
Realized and Unrealized Gain (Loss) on Investments	0.19		3.00	2.37	(3.97)	(1.41)		0.20		2.94	2.34	(3.92)	(1.40)

Total from Investment Operations	0.13		2.98	2.35	(3.98)	(1.40)		0.11		2.89	2.29	(3.95)	(1.42)

Payment by Affiliate(2)	–		–	–	–	–	**(3)	–		–	–	–	–	**(3)

Contributions of Capital by Affiliate(2)	0.01	(4)	–	–	–	–		0.01	(4)	–	–	–	–

Dividends from Net Investment Income	–		–	–	(0.01)	(0.02)		–		–	–	–	–
Distributions from Net Realized Gains	–		–	–	–	(0.81)		–		–	–	–	(0.81)

Total Distributions	–		–	–	(0.01)	(0.83)		–		–	–	–	(0.81)

Net Asset Value, End of Period	$12.99		$12.85	$9.87	$7.52	$11.51		$12.74		$12.62	$9.73	$7.44	$11.39

Total Return†	1.09	%(4)	30.19%	31.25%	(34.57)%	(10.35)%		0.95	%(4)	29.70%	30.78%	(34.68)%	(10.57)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$151,860		$177,697	$182,881	$142,964	$240,414		$2,210		$2,562	$2,205	$1,510	$2,521
Ratio of Expenses to Average Net Assets	1.24%		1.22%	1.17%	1.21%	1.16%		1.45	%(5)	1.52%	1.49%	1.46%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%		(0.15)%	(0.27)%	(0.15)%	0.08%		(0.74	)%(5)	(0.46)%	(0.59)%	(0.41)%	(0.17)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.24%		1.22%	1.17%	1.21%	1.16%		1.54%		1.52%	1.49%	1.46%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.51)%		(0.15)%	(0.27)%	(0.15)%	0.08%		(0.83)%		(0.46)%	(0.59)%	(0.41)%	(0.17)%
Portfolio Turnover Rate	32%		47%	59%	83%	44%		32%		47%	59%	83%	44%

	Small Cap Fund (formerly Small Cap Core Fund)
	Class C
	2012		2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$12.00		$9.32	$7.17	$11.06	$13.34

Net Investment Income (Loss)(2)	(0.18)		(0.12)	(0.11)	(0.09)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	0.19		2.80	2.26	(3.80)	(1.36)

Total from Investment Operations	0.01		2.68	2.15	(3.89)	(1.47)

Payment by Affiliate(2)	–		–	–	–	–	**(3)

Contributions of Capital by Affiliate(2)	0.01	(4)	–	–	–	–

Dividends from Net Investment Income	–		–	–	–	–
Distributions from Net Realized Gains	–		–	–	–	(0.81)

Total Distributions	–		–	–	–	(0.81)

Net Asset Value, End of Period	$12.02		$12.00	$9.32	$7.17	$11.06

Total Return†	0.17	%(4)	28.76%	29.99%	(35.17)%	(11.18)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$726		$645	$663	$525	$867
Ratio of Expenses to Average Net Assets	2.25%		2.22%	2.19%	2.17%	2.13%
Ratio of Net Investment Loss to Average Net Assets	(1.54)%		(1.18)%	(1.28)%	(1.11)%	(0.89)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.25%		2.22%	2.19%	2.17%	2.13%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(1.54)%		(1.18)%	(1.28)%	(1.11)%	(0.89)%
Portfolio Turnover Rate	32%		47%	59%	83%	44%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Redemption fees received during the year had no effect on the net asset value.

(2)	Per share data calculated using average shares outstanding method.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(4)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. Excluding this item, the total returns would have been 1.01%, 0.87%, and 0.08% for Class I, Class A, and Class C, respectively. See Note 10 in Notes to Financial Statements.

(5)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

53

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 46.0%
Consumer Discretionary — 6.6%
Aaron’s	4,060	$108
American Axle & Manufacturing Holdings*	13,450	125
Bed Bath & Beyond*	1,710	124
BorgWarner*	1,600	115
Buckle (The)#	1,260	49
Chipotle Mexican Grill*	320	132
Coinstar*#	1,840	113
Dollar Tree*	1,210	125
Dorman Products*	1,900	92
Home Depot (The)	5,860	289
HSN	1,510	59
Johnson Controls	1,500	45
Leggett & Platt	2,180	45
Limited Brands	4,920	218
Lowe’s	3,522	94
Macy’s	5,530	210
Madison Square Garden (The)*	3,370	126
McDonald’s	1,930	172
O’Reilly Automotive*	1,990	191
Penn National Gaming*	1,960	90
Polaris Industries	2,480	188
PVH	1,970	160
Target	4,273	247
Time Warner Cable	1,247	94
Tractor Supply	1,340	122
Walt Disney (The)	1,400	64
WMS Industries*	2,750	57
Wolverine World Wide	1,370	58
Wyndham Worldwide	4,590	229

		3,741

Consumer Staples — 5.1%
Boston Beer (The), Cl A*#	660	69
Campbell Soup	1,440	46
Coca-Cola (The)	5,240	392
Coca-Cola Enterprises	6,370	174
Corn Products International	1,440	74
CVS Caremark	1,436	64
Energizer Holdings*	1,353	99
Estee Lauder (The), Cl A	1,970	107
General Mills	2,428	93
Hershey (The)	2,670	178
J.M. Smucker (The)	1,385	106
Kimberly-Clark	780	62
PepsiCo	3,759	255
Philip Morris International	5,840	493
Procter & Gamble (The)	5,475	341
TreeHouse Foods*	1,580	90
Wal-Mart Stores	1,920	126
Whole Foods Market	1,680	149

		2,918

Energy — 3.7%
Apache	2,262	184
Atwood Oceanics*	1,810	69
Chevron	3,744	368
ConocoPhillips	2,110	110
Contango Oil & Gas*	1,890	99
Devon Energy	800	48
Enterprise Products Partners LP	2,010	98
EOG Resources	1,350	134

	Number of Shares	Value (000)

Exxon Mobil	5,230	$411
Linn Energy LLC	1,550	55
Marathon Petroleum	1,540	56
National Oilwell Varco	2,020	135
Noble Energy	1,080	91
Oil States International*	1,140	76
Swift Energy*	2,730	54
World Fuel Services	3,690	139

		2,127

Financials — 6.4%
Allstate (The)	3,856	131
American Express	2,280	127
AmTrust Financial Services	7,240	208
Bank of America	7,680	56
Bank of the Ozarks	6,460	188
Chubb (The)	3,629	262
Credit Acceptance*	580	49
Discover Financial Services	4,279	142
First Niagara Financial Group	6,280	51
Goldman Sachs Group (The)	330	32
Health Care REIT	2,240	124
Home BancShares	3,030	85
JPMorgan Chase	8,569	284
Lincoln National	3,626	75
M&T Bank	950	77
MetLife	2,060	60
Northern Trust	2,018	87
Portfolio Recovery Associates*	2,410	167
Prosperity Bancshares	1,780	76
Prudential Financial	1,110	52
Public Storage REIT	880	117
RLI	1,420	95
Simon Property Group REIT	880	130
State Street	1,530	63
T. Rowe Price Group	720	41
Travelers (The)	1,998	125
U.S. Bancorp	4,790	149
Ventas REIT	1,290	76
Virtus Investment Partners*	2,500	177
Wells Fargo	8,361	268
World Acceptance*	1,350	92

		3,666

Healthcare — 5.7%
Abbott Laboratories	1,890	117
Baxter International	1,970	100
Bio-Reference Labs*	3,900	75
Bristol-Myers Squibb	6,900	230
Catalyst Health Solutions*	1,620	141
Celgene*	2,120	145
Cooper Companies (The)	1,620	138
Eli Lilly	1,470	60
Johnson & Johnson	6,791	425
Merck	12,231	460
MWI Veterinary Supply*	1,400	130
Neogen*	2,190	85
PAREXEL International*	4,430	118
Pfizer	18,678	408
ResMed*	4,790	148
St. Jude Medical	3,959	152
UnitedHealth Group	4,159	232

See Notes to Financial Statements.

54

	Number of Shares	Value (000)
COMMON STOCKS — continued
Healthcare — continued
WellPoint	1,018	$69

		3,233

Industrials — 5.3%
3M	2,010	170
Actuant	3,350	88
Babcock & Wilcox (The)*	4,539	112
BE Aerospace*	3,620	157
Caterpillar	1,880	165
Colfax*	4,990	141
Cummins	1,844	179
Danaher	1,374	71
Deere	1,450	107
Dover	1,820	103
Eaton	1,250	53
EnerSys*	4,460	147
Esterline Technologies*	1,740	112
General Dynamics	2,182	140
General Electric	10,130	193
Genesee & Wyoming, Cl A*	1,300	65
HEICO	2,200	92
ICF International*	3,430	77
Illinois Tool Works	1,552	87
KBR	5,660	144
Oshkosh*	4,717	97
Regal-Beloit	1,500	91
Triumph Group	2,110	126
United Parcel Service, Cl B	670	50
United Technologies	3,500	259
Xylem	970	25

		3,051

Information Technology — 9.4%
Amphenol, Cl A	1,860	99
Apple*	1,547	894
Broadcom, Cl A*	3,870	125
CA	2,620	65
Cisco Systems	16,871	276
Corning	3,140	41
eBay*	4,650	182
EMC*	7,860	187
Finisar*	3,140	45
Google, Cl A*	365	212
Hewlett-Packard	4,941	112
Informatica*	3,150	131
Intel	7,888	204
International Business Machines	2,470	476
Liquidity Services*	2,800	179
Mastercard, Cl A	230	93
Microsoft	26,034	760
Oracle	5,020	133
OSI Systems*	3,530	225
QUALCOMM	6,310	362
Red Hat*	1,820	94
Rofin-Sinar Technologies*	3,210	64
Tyler Technologies*	3,490	130
Visa, Cl A	1,200	138
Wright Express*	2,060	115

		5,342

	Number of Shares	Value (000)

Materials — 1.7%
Balchem	2,170	$63
CF Industries Holdings	1,020	174
E.I. du Pont de Nemours	1,640	79
Eastman Chemical	3,100	144
FMC	4,120	210
Freeport-McMoRan Copper & Gold	1,160	37
International Paper	6,010	176
Sigma-Aldrich	746	52
Sonoco Products	1,800	56

		991

Telecommunication Services — 0.9%
AT&T	8,295	284
CenturyLink	1,500	59
Verizon Communications	4,330	180

		523

Utilities — 1.2%
Consolidated Edison	1,020	61
Edison International	1,386	62
Exelon	3,614	134
NextEra Energy	2,005	131
Northeast Utilities	1,879	68
OGE Energy	1,560	83
PG&E	955	42
Wisconsin Energy	2,590	98

		679
Total Common Stocks (Cost $24,062)		26,271

PREFERRED STOCKS — 0.0%
Financial Conduits — 0.0%
Fannie Mae*	13,500	21
Freddie Mac*	6,900	12
Total Preferred Stocks (Cost $375)		33

FOREIGN COMMON STOCKS — 8.8%
Consumer Discretionary — 0.7%
ASOS PLC (United Kingdom)*	1,290	35
Burberry Group PLC (United Kingdom)	2,450	52
China ZhengTong Auto Services Holdings (China)*	23,500	14
Compass Group PLC (United Kingdom)	7,207	71
Domino’s Pizza Group PLC (United Kingdom)	4,526	34
Intime Department Store Group (China)	36,357	38
LVMH Moet Hennessy Louis Vuitton SA (France)	444	66
Nokian Renkaat OYJ (Finland)	1,290	48
Start Today (Japan)	1,200	18
Trinity (Hong Kong)	50,000	39

		415

Consumer Staples — 0.8%
Anheuser-Busch InBev NV, ADR (Belgium)	832	56
Cia de Bebidas das Americas, ADR (Brazil)	1,050	40
Diageo PLC, ADR (United Kingdom)	438	42
Hengan International Group (China)	2,892	28
Jeronimo Martins SGPS SA (Portugal)	3,904	69
Koninklijke Ahold NV (Netherlands)	3,133	37
Nestle SA (Switzerland)	2,328	132

See Notes to Financial Statements.

55

P N C  B a l a n c e d  A l l o c a t i o n  F u nd

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Consumer Staples — continued
Reckitt Benckiser Group PLC (United Kingdom)	1,018	$ 54

		458

Energy — 1.3%
BG Group PLC (United Kingdom)	6,476	125
Enbridge (Canada)	3,890	153
Nabors Industries (Bermuda)*	3,244	44
Noble (Switzerland)	2,203	69
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	555	45
Suncor Energy (Canada)	4,360	118
Transocean (Switzerland)	1,029	42
Tullow Oil PLC (United Kingdom)	3,046	67
Weatherford International (Switzerland)*	6,069	73

		736

Financials — 0.9%
Deutsche Wohnen AG (Germany)	1,800	28
Evergrande Real Estate Group (China)	100,331	55
FirstService (Canada)*	2,460	64
Hargreaves Lansdown PLC (United Kingdom)	5,518	41
IRF European Finance Investments (United Kingdom)* (A) (B)	31,579	4
Lazard, Cl A (Bermuda)	4,021	92
PartnerRe (Bermuda)	1,450	103
Ratos AB, Cl B (Sweden)	2,000	18
Standard Chartered PLC (United Kingdom)	2,706	55
Swiss Re AG (Switzerland)	725	42
Vib Vermoegen AG (Germany)	1,400	14

		516

Healthcare — 1.6%
Abcam PLC (United Kingdom)	7,808	47
Coloplast A/S (Denmark)	150	26
Covidien PLC (Ireland)	3,820	198
Elekta AB (Sweden)	969	47
Genomma Lab Internacional SA de CV (Mexico)*	14,006	25
GlaxoSmithKline PLC, ADR (United Kingdom)	950	42
Novo Nordisk A/S, ADR (Denmark)	718	96
Roche Holding AG (Switzerland)	300	47
Sanofi, ADR (France)	2,160	73
Shire PLC, ADR (Ireland)	2,035	172
Sonova Holding AG (Switzerland)	370	35
Teva Pharmaceutical Industries, ADR (Israel)	3,246	127

		935

Industrials — 0.8%
ABB, ADR (Switzerland)#	3,308	52
FANUC (Japan)	704	121
Komatsu (Japan)	2,300	55
Metso OYJ (Finland)	837	27
Mitsubishi (Japan)	1,633	32
Nabtesco (Japan)	2,000	45
Rational AG (Germany)	151	35
SMC (Japan)	200	33
Weir Group (The) PLC (United Kingdom)	2,161	52

		452

	Number of Shares	Value (000)
Information Technology — 1.7%
AAC Technologies Holdings (China)	14,343	$45
Accenture PLC, Cl A (Ireland)	775	44
Anritsu (Japan)	3,000	32
ARM Holdings PLC, ADR (United Kingdom)	3,817	90
Axis Communications AB (Sweden)	2,297	48
Baidu, ADR (China)*	144	17
Canon, ADR (Japan)	488	19
Check Point Software Technologies (Israel)*	1,121	57
Dassault Systemes SA (France)	550	50
Gree (Japan)	3,050	49
Hexagon AB, Cl B (Sweden)	2,399	43
NQ Mobile, ADR (China)*#	7,696	65
Open Text (Canada)*	1,750	85
Opera Software ASA (Norway)	4,061	26
Qihoo 360 Technology, ADR (China)*#	883	18
SAP AG, ADR (Germany)#	1,682	96
Tencent Holdings (China)	3,191	88
Velti PLC (Ireland)*#	2,491	18
Wirecard AG (Germany)	3,365	61

		951

Materials — 0.7%
Antofagasta PLC (United Kingdom)	3,208	50
China Resources Cement Holdings (Hong Kong)	65,518	48
Eldorado Gold (Canada)	2,821	31
Fortescue Metals Group (Australia)	3,631	16
Kuraray (Japan)	5,081	65
Mongolian Mining (Mongolia)*	41,803	28
Rio Tinto PLC, ADR (United Kingdom)#	1,855	80
Syngenta AG, ADR (Switzerland)	1,578	101

		419

Telecommunication Services — 0.2%
Millicom International Cellular SA (Luxembourg)*#	250	22
Telenor ASA (Norway)	2,948	43
Vodafone Group PLC, ADR (United Kingdom)	1,930	52

		117

Utilities — 0.1%
Red Electrica SA (Spain)	1,139	42

		42
Total Foreign Common Stocks (Cost $5,240)		5,041

EXCHANGE TRADED FUNDS — 6.8%
iShares MSCI EAFE Value Index†	52,958	2,126
iShares MSCI Emerging Markets Index Fund†	41,611	1,569
SPDR S&P 500 ETF Trust	1,300	171
Total Exchange Traded Funds (Cost $5,657)		3,866

See Notes to Financial Statements.

56

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 2.5%
Automotive — 1.2%
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	$215	$219
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	170	174
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	295	302

		695

Credit Cards — 0.6%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	145	147
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	185	186

		333

Utilities — 0.7%
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	335	393

Total Asset Backed Securities (Cost $1,345)		1,421

COLLATERALIZED MORTGAGE OBLIGATION — 0.6%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	316	329

Total Collateralized Mortgage Obligation (Cost $319)		329

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	18	18
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	545	600

Total Commercial Mortgage-Backed Securities (Cost $557)		618

CORPORATE BONDS — 12.7%
Aerospace — 0.2%
BE Aerospace
8.500%, 07/01/18	50	54
L-3 Communications
4.950%, 02/15/21	70	76

		130

Airlines — 0.1%
Delta Air Lines
9.500%, 09/15/14 144A	50	53

	Par (000)	Value (000)

Automotive — 0.1%
BorgWarner
4.625%, 09/15/20	$40	$ 44

Cable — 0.9%
AMC Networks
7.750%, 07/15/21 144A	25	28
Belo
8.000%, 11/15/16	50	55
Comcast
5.700%, 05/15/18	70	82
DIRECTV Holdings LLC
4.600%, 02/15/21	85	91
Discovery Communications LLC
3.300%, 05/15/22	45	45
DISH DBS
7.750%, 05/31/15	50	54
Historic TW
6.625%, 05/15/29	65	79
News America
8.450%, 08/01/34	25	32
6.650%, 11/15/37	45	52

		518

Consumer Discretionary — 0.1%
Hasbro
6.300%, 09/15/17	50	57

Consumer Services — 0.3%
MGM Resorts International
11.125%, 11/15/17	40	45
Royal Caribbean Cruises
11.875%, 07/15/15	27	33
7.500%, 10/15/27	26	26
Wynn Las Vegas LLC
5.375%, 03/15/22 144A	55	53

		157

Energy — 1.6%
Anadarko Petroleum
8.700%, 03/15/19	50	66
Bill Barrett
7.625%, 10/01/19	35	35
Chesapeake Energy
6.500%, 08/15/17	40	38
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	50	52
Copano Energy LLC
7.750%, 06/01/18	30	31
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	40	46
Encore Acquisition
9.500%, 05/01/16	20	22
EQT
8.125%, 06/01/19	45	54
Hess
5.600%, 02/15/41	45	49
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	50	60
Nexen
5.875%, 03/10/35	85	89
ONEOK Partners LP
6.125%, 02/01/41	30	35

See Notes to Financial Statements.

57

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Peabody Energy
7.875%, 11/01/26	$40	$41
Petrobras International Finance
3.875%, 01/27/16	70	72
Samson Investment
9.750%, 02/15/20 144A	25	25
Tesoro
9.750%, 06/01/19	35	39
Transocean
6.375%, 12/15/21	40	46
Weatherford International
5.125%, 09/15/20	70	76
Williams Partners LP
4.125%, 11/15/20	45	47

		923

Financials — 3.0%
American Express
7.000%, 03/19/18	40	49
Ameriprise Financial
7.300%, 06/28/19	40	50
Bank of America
5.750%, 12/01/17	125	130
BBVA U.S. Senior, SA Unipersonal
3.250%, 05/16/14	100	96
Capital One Financial
6.750%, 09/15/17	80	96
Citigroup
6.010%, 01/15/15	50	53
4.875%, 05/07/15	75	77
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	25	26
Credit Suisse
5.400%, 01/14/20	50	51
First Niagara Financial Group
6.750%, 03/19/20	80	91
General Electric Capital
5.500%, 01/08/20	35	40
General Electric Capital (MTN)
5.625%, 09/15/17	60	68
Goldman Sachs Group
5.950%, 01/18/18	80	84
HSBC Holdings PLC
5.100%, 04/05/21	75	83
International Lease Finance
6.500%, 09/01/14 144A	50	52
JPMorgan Chase
6.125%, 06/27/17	150	169
Mellon Funding
5.500%, 11/15/18	165	190
Merrill Lynch (MTN)
6.875%, 04/25/18	20	22
Morgan Stanley
4.000%, 07/24/15	125	121
4.750%, 03/22/17	25	24
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	100	94
Wachovia Capital Trust III
5.570%, 03/29/49 (C)	60	56

		1,722

	Par (000)	Value (000)

Food, Beverage & Tobacco — 0.3%
Constellation Brands
8.375%, 12/15/14	$50	$ 56
Del Monte
7.625%, 02/15/19	35	34
Kraft Foods
3.500%, 06/06/22 144A	30	31
TreeHouse Foods
7.750%, 03/01/18	65	70

		191

Healthcare — 0.5%
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	50	50
HCA
8.500%, 04/15/19	65	72
Johnson & Johnson
5.950%, 08/15/37	45	63
Life Technologies
5.000%, 01/15/21	40	45
Mylan
7.875%, 07/15/20 144A	50	55

		285

Industrials — 0.9%
Amphenol
4.000%, 02/01/22	20	21
CRH America
4.125%, 01/15/16	75	77
Huntington Ingalls Industries
6.875%, 03/15/18	50	52
Interface
7.625%, 12/01/18	50	54
Iron Mountain
8.750%, 07/15/18	40	41
Masco
7.125%, 03/15/20	45	49
Owens-Illinois
7.800%, 05/15/18	50	56
Penske Truck Leasing LP
3.125%, 05/11/15 144A	40	40
Pulte Group
6.375%, 05/15/33	50	42
Republic Services
5.700%, 05/15/41	20	23
Valmont Industries
6.625%, 04/20/20	40	48

		503

Insurance — 0.8%
Aon LP
3.500%, 09/30/15	65	68
Berkshire Hathaway Finance
4.250%, 01/15/21	75	83
Hartford Financial Services Group
6.300%, 03/15/18	60	66
MetLife
6.400%, 12/15/36	65	62
Principal Financial Group
8.875%, 05/15/19	30	39
Prudential Financial (MTN)
7.375%, 06/15/19	80	98

See Notes to Financial Statements.

58

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — continued
Reinsurance Group of America
6.450%, 11/15/19	$45	$51

		467

Materials — 0.6%
Alcoa
5.400%, 04/15/21	60	62
ArcelorMittal
9.850%, 06/01/19	70	83
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	65	64
International Paper
7.500%, 08/15/21	70	89
MeadWestvaco
7.375%, 09/01/19	50	60

		358

Real Estate Investment Trusts — 0.7%
CommonWealth REIT
5.875%, 09/15/20	70	73
Digital Realty Trust LP
4.500%, 07/15/15	100	105
Health Care REIT
5.250%, 01/15/22	50	54
ProLogis LP
4.500%, 08/15/17	15	16
6.625%, 12/01/19	75	87
Realty Income
6.750%, 08/15/19	50	59

		394

Retail — 0.3%
Kroger
6.400%, 08/15/17	55	66
Limited Brands
8.500%, 06/15/19	50	59
Wal-Mart Stores
5.250%, 09/01/35	30	36

		161

Technology — 0.5%
Hewlett-Packard
3.000%, 09/15/16	25	25
3.750%, 12/01/20	60	60
KLA-Tencor
6.900%, 05/01/18	50	60
Mantech International
7.250%, 04/15/18	50	53
Seagate HDD Cayman
7.750%, 12/15/18	50	54
Xerox
6.400%, 03/15/16	40	46

		298

Telecommunications — 0.5%
AT&T
6.300%, 01/15/38	65	81
GTE
6.940%, 04/15/28	95	121

	Par (000)	Value (000)

Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	$75	$69

		271

Transportation — 0.2%
Burlington Northern Santa Fe LLC
5.750%, 05/01/40	50	60
Florida East Coast Railway
8.125%, 02/01/17	25	26
PHI
8.625%, 10/15/18	40	41

		127

Utilities — 1.1%
Bruce Mansfield Unit
6.850%, 06/01/34	97	106
Calpine
7.500%, 02/15/21 144A	40	42
CMS Energy
5.050%, 03/15/22	45	47
Dominion Resources
6.400%, 06/15/18	25	30
Exelon Generation LLC
4.000%, 10/01/20	70	73
MidAmerican Energy Holdings
6.125%, 04/01/36	55	70
NRG Energy
7.375%, 01/15/17	50	52
Progress Energy
7.050%, 03/15/19	35	44
Puget Energy
6.000%, 09/01/21	50	54
Toledo Edison
7.250%, 05/01/20	60	77

		595

Total Corporate Bonds (Cost $6,856)		7,254

MUNICIPAL BONDS — 0.1%
Ohio — 0.1%
Ohio State University (RB)
4.910%, 06/01/40	35	42

Texas — 0.0%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	25	31
Total Municipal Bonds (Cost $65)		73

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 9.6%
Federal National Mortgage Association — 8.4%
7.000%, 06/01/31	5	6
7.000%, 10/01/33	5	6
6.000%, 09/01/36	264	294
5.500%, 02/01/32	36	40
5.500%, 07/01/33	9	10
5.500%, 12/01/33	129	141
5.500%, 05/01/35	71	77
5.500%, 12/01/36	150	165
5.500%, 08/01/38	298	325

See Notes to Financial Statements.

59

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.000%, 07/01/20	$18	$19
5.000%, 09/01/33	19	20
5.000%, 08/01/35	19	20
5.000%, 12/01/35	172	186
5.000%, 08/01/40	346	377
4.500%, 10/01/20	159	171
4.500%, 03/01/21	135	145
4.500%, 06/01/40	535	587
4.500%, 01/01/41	787	854
4.000%, 03/01/26	87	93
4.000%, 12/01/40	201	214
4.000%, 01/01/41	231	250
4.000%, 02/01/41	264	281
4.000%, 02/01/42	286	306
3.500%, 03/01/41	231	243

		4,830

Government National Mortgage Association — 1.2%
6.500%, 09/15/28	6	7
6.500%, 07/15/32	11	13
6.000%, 08/15/32	6	7
5.000%, 06/15/39	217	241
4.500%, 08/15/39	217	238
4.000%, 09/15/41	166	181

		687
Total U.S. Government Agency Mortgage-Backed Obligations (Cost $5,206)		5,517

U.S. TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bonds — 1.9%
4.500%, 02/15/36	635	869
3.750%, 08/15/41	185	228

		1,097

U.S. Treasury Notes — 5.2%
3.000%, 09/30/16	220	243
2.625%, 01/31/18	215	237
2.625%, 08/15/20	465	515
1.875%, 10/31/17	250	265
1.750%, 08/15/12	1,080	1,084
1.375%, 01/15/13	330	332
1.375%, 05/15/13	190	192
1.250%, 10/31/15	55	56
1.250%, 01/31/19	40	41

		2,965
Total U.S. Treasury Obligations (Cost $3,931)		4,062

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 4.5%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (D)	2,597,494	$ 2,597
Total Affiliated Money Market Fund (Cost $2,597)		2,597
Total Investments Before Short Term Investment Purchased with Collateral from Securitie Loaned – 99.8% (Cost $56,210)		57,082

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.0%
Affiliated Money Market Fund — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	555,654	556
Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $556)‡		556
TOTAL INVESTMENTS — 100.8% (Cost $56,766)**		57,638
Other Assets & Liabilities – (0.8)%		(479)
TOTAL NET ASSETS — 100.0%		$57,159

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $56,908.

Gross unrealized appreciation (000)	$5,243
Gross unrealized depreciation (000)	(4,513)

Net unrealized appreciation (000)	$730

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 543 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total value of illiquid securities is $4 (000) and represents 0.0% of net assets as of May 31, 2012.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
(D)	All or a portion of the security was held as collateral for open futures contracts.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $473 (000) and represents 0.8% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

60

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

DAX Index Future	1	$232	06/15/12	$(26)

Nikkei 225®	1	120	06/07/12	(17)

		$352		$(43)

  Cash in the amount of $19,823 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $387,230 have been segregated by the Fund.

See Notes to Financial Statements.

61

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows. (See Note 2 in Notes to Schedule of Investments.)

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$2,597	$ –	$–	$ 2,597

Asset-Backed Securities	–	1,421	–	1,421

Collateralized Mortgage Obligation	–	329	–	329

Commercial Mortgage-Backed Securities	–	618	–	618

Corporate Bonds	–	7,254	–	7,254

Common Stocks	26,271		–	26,271

Exchange Traded Funds	3,866	–	–	3,866

Foreign Common Stocks	2,491	2,546	4	5,041

Municipal Bonds	–	73	–	73

Preferred Stocks	33	–	–	33

Short Term Investment Purchased With Collateral From Securities Loaned	556	–	–	556

U.S. Government Agency Mortgage- Backed Obligations	–	5,517	–	5,517

U.S. Treasury Obligations	–	4,062	–	4,062

Total Assets – Investments in Securities	$35,814	$21,820	$4	$57,638

Other Financial Instruments

Futures Contracts	$(43)	$ –	$–	$ (43)

Total Assets - Other Financial Instruments	$(43)	$ –	$–	$ (43)

See Notes to Financial Statements.

62

P N C  I n t e r n a t i o n a l  E q u i t y   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 89.1%
Consumer Discretionary — 12.9%
Adidas AG (Germany)	6,053	$452
ASOS PLC (United Kingdom)*	44,278	1,195
Barratt Developments PLC (United Kingdom)*	2,319,446	4,306
Bellway PLC (United Kingdom)	288,027	3,087
Burberry Group PLC (United Kingdom)	61,550	1,302
China ZhengTong Auto Services Holdings (China)*#	788,000	491
Christian Dior SA (France)	25,000	3,274
Compass Group PLC (United Kingdom)	207,073	2,035
Daimler AG (Germany)	2,193	102
Domino’s Pizza Group PLC (United Kingdom)	151,707	1,128
Duni AB (Sweden)	305,700	2,230
Hyundai Motor (South Korea)	1,568	324
Intime Department Store Group (China)	1,138,587	1,180
Lottomatica Group SpA (Italy)#	130,929	2,288
Luxottica Group SpA (Italy)#	13,918	450
LVMH Moet Hennessy Louis Vuitton SA (France)	16,744	2,478
Nikon (Japan)	4,093	113
Nissan Motor (Japan)	18,700	180
Nokian Renkaat OYJ (Finland)	37,302	1,406
Persimmon PLC (United Kingdom)	431,857	3,794
Start Today (Japan)	41,000	603
Suzuki Motor (Japan)	48,200	999
Taylor Wimpey PLC (United Kingdom)	4,964,765	3,276
Toyota Motor (Japan)	29,600	1,137
Trinity (Hong Kong)	1,700,000	1,341
WPP PLC (Ireland)	63,989	766

		39,937

Consumer Staples — 10.5%
Anheuser-Busch InBev NV (Belgium)	7,743	524
Anheuser-Busch InBev NV, ADR (Belgium)	28,154	1,906
Asahi Group Holdings (Japan)	153,600	3,280
Cia de Bebidas das Americas, ADR (Brazil)	33,050	1,267
Diageo PLC (United Kingdom)	64,558	1,538
Diageo PLC, ADR (United Kingdom)	14,226	1,356
Greencore Group PLC (Ireland)	3,168,892	3,761
Hengan International Group (China)	93,115	890
Jeronimo Martins SGPS SA (Portugal)	109,599	1,946
Koninklijke Ahold NV (Netherlands)	87,062	1,023
Meiji Holdings (Japan)	69,334	2,886
Nestle SA (Switzerland)	88,028	4,995
Nichirei (Japan)	658,000	2,932
Reckitt Benckiser Group PLC (United Kingdom)	47,691	2,538
Tesco PLC (United Kingdom)	5,784	27
Unicharm (Japan)	18,400	994
Unilever NV (Netherlands)	22,314	701

		32,564

Energy — 5.9%
BG Group PLC (United Kingdom)	240,526	4,635
Canadian Natural Resources (Canada)	6,418	184
Cenovus Energy (Canada)	3,705	117
ENI SpA (Italy)	34,366	662
Etablissements Maurel et Prom (France)	123,900	1,663
Petroleo Brasileiro SA, ADR (Brazil)	17,056	323
Royal Dutch Shell PLC, Cl A (Netherlands)	45,169	1,404
Sasol (South Africa)	74,150	3,162

	Number of Shares	Value (000)
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,360	$1,259
Suncor Energy (Canada)	33,125	899
Thai Oil PCL (Thailand)	1,059,850	1,882
Total SA (France)	6,783	292
Tullow Oil PLC (United Kingdom)	79,152	1,745

		18,227

Financials — 10.8%
AIA Group (Hong Kong)	357,262	1,162
Anglo Irish Bank PLC (Ireland) (A) (B) (C)	435,474	–
AXA SA (France)	36,638	413
Bank of Yokohama (Japan)	119,993	538
Barclays PLC (United Kingdom)	400	1
BNP Paribas SA (France)#	15,828	507
Credit Suisse Group AG (Switzerland)	9,430	180
Daito Trust Construction (Japan)	3,300	291
Deutsche Bank AG (Germany)#	18,162	658
Deutsche Boerse AG (Germany)	1,556	74
Deutsche Wohnen AG (Germany)	62,200	964
DNB ASA (Norway)	270,244	2,448
Evergrande Real Estate Group (China)#	3,221,669	1,759
Hannover Rueckversicherung AG (Germany)	65,500	3,516
Hargreaves Lansdown PLC (United Kingdom)	147,091	1,092
HSBC Holdings PLC (United Kingdom)	195,081	1,539
ING Groep NV (Netherlands)*	76,130	440
Investor AB, Cl B (Sweden)	127,645	2,236
IRF European Finance Investments (United Kingdom)* (B) (C)	284,500	43
Lloyds Banking Group PLC (United Kingdom)*	807,691	318
Muenchener Rueckversicherungs AG (Germany)	20,700	2,575
Prudential PLC (United Kingdom)	126,845	1,332
Ratos AB, Cl B (Sweden)#	54,800	486
Sony Financial Holdings (Japan)	37,900	542
Standard Chartered PLC (United Kingdom)	135,275	2,739
State Bank of India, GDR (India)	75	5
Sumitomo Realty & Development (Japan)	33,000	691
Svenska Handelsbanken AB, Cl A (Sweden)	120,200	3,372
Swiss Re AG (Switzerland)	23,500	1,362
United Overseas Bank (Singapore)	59,054	807
Vib Vermoegen AG (Germany)	48,600	480
Wharf Holdings (Hong Kong)	47,654	248
Zurich Insurance Group AG (Switzerland)	2,790	574

		33,392

Healthcare — 8.4%
Abcam PLC (United Kingdom)	193,454	1,174
Bayer AG (Germany)	9,355	594
Cie Generale d’Optique Essilor International SA (France)	13,784	1,179
Coloplast A/S (Denmark)	6,500	1,120
CSL (Australia)	5,209	191
Elekta AB (Sweden)	30,964	1,489
Fresenius SE & Co KGaA (Germany)	12,369	1,170
Genomma Lab Internacional SAB de CV (Mexico)*	395,232	701
GlaxoSmithKline PLC, ADR (United Kingdom)	32,200	1,420
Novartis AG (Switzerland)	69,175	3,604
Novo Nordisk A/S, ADR (Denmark)	23,867	3,193
Roche Holding AG (Switzerland)	12,743	1,994

See Notes to Financial Statements.

63

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Shire PLC, ADR (Ireland)	24,386	$2,058
Sonova Holding AG (Switzerland)	12,000	1,130
Teva Pharmaceutical Industries, ADR (Israel)	116,338	4,559
Transgene SA (France)*	48,205	430

		26,006

Industrials — 10.1%
ABB, ADR (Switzerland)#	81,771	1,293
Aggreko PLC (United Kingdom)	18,662	635
Alfa Laval AB (Sweden)	16,811	278
BBA Aviation PLC (United Kingdom)	290,796	867
Brambles (Australia)	101,517	658
Capita PLC (United Kingdom)	61,862	590
Daikin Industries (Japan)	7,200	185
European Aeronautic Defence and Space NV (Netherlands)	10,215	343
FANUC (Japan)	25,935	4,457
G4S PLC (Copenhagen Exchange) (United Kingdom)	15,807	67
G4S PLC (London Exchange) (United Kingdom)	51,200	218
Hutchison Whampoa (Hong Kong)	41,610	342
JGC (Japan)	11,000	301
Komatsu (Japan)	70,300	1,678
Kone OYJ, Cl B (Finland)	56,900	3,185
Konecranes OYJ (Finland)#	86,782	2,083
Kubota (Japan)	29,000	248
Larsen & Toubro, GDR (India)	8,393	175
Metso OYJ (Finland)	23,080	758
Mitsubishi (Japan)	74,245	1,449
Mitsubishi Heavy Industries (Japan)	122,000	492
Nabtesco (Japan)	58,200	1,299
Rational AG (Germany)	5,018	1,169
Safran SA (France)	28,932	996
Siemens AG (Germany)	5,678	469
SMC (Japan)	10,100	1,655
Trevi Finanziaria Industriale SpA (Italy)	205,805	900
Vallourec SA (France)#	4,869	182
Vinci SA (France)	12,432	499
Weir Group (The) PLC (United Kingdom)	67,028	1,604
YIT OYJ (Finland)#	132,938	2,157

		31,232

Information Technology — 13.6%
AAC Technologies Holdings (China)	480,513	1,514
Accenture PLC, Cl A (Ireland)	25,300	1,445
Anritsu (Japan)#	98,000	1,050
ARM Holdings PLC, ADR (United Kingdom)	121,874	2,863
Axis Communications AB (Sweden)	74,866	1,551
Baidu, ADR (China)*	11,904	1,402
Canon (Japan)	10,698	427
Canon, ADR (Japan)	16,509	659
Cap Gemini SA (France)	13,541	457
Check Point Software Technologies (Israel)*	36,109	1,850
Dassault Systemes SA (France)	14,450	1,316
Gree (Japan)#	99,530	1,594
Hexagon AB, Cl B (Sweden)	95,504	1,698
Infosys, ADR (India)#	45,390	1,911
NQ Mobile, ADR (China)*#	259,610	2,176
Opera Software ASA (Norway)	126,711	824
Qihoo 360 Technology, ADR (China)*#	30,075	601
Samsung Electronics (South Korea)	5,331	5,464

	Number of Shares	Value (000)

SAP AG (Germany)	21,438	$1,230
SAP AG, ADR (Germany)#	45,700	2,619
Taiwan Semiconductor Manufacturing, ADR (Taiwan)	115,148	1,581
Telefonaktiebolaget LM Ericsson (Sweden)	42,406	361
Tencent Holdings (China)	107,168	2,940
Velti PLC (Ireland)*#	71,909	525
Wincor Nixdorf AG (Germany)	67,358	2,378
Wirecard AG (Germany)	102,301	1,856

		42,292

Materials — 12.7%
Antofagasta PLC (United Kingdom)	83,996	1,302
BASF SE (Germany)	37,800	2,653
BHP Billiton PLC (United Kingdom)	40,332	1,057
BHP Billiton, ADR (Australia)#	36,700	2,258
China Resources Cement Holdings (Hong Kong)	1,974,661	1,440
CRH PLC (Ireland)	102,175	1,748
Eldorado Gold (Canada)	85,108	939
Fortescue Metals Group (Australia)	120,651	542
HeidelbergCement AG (Germany)	7,810	342
Imerys SA (France)	36,852	1,773
Kuraray (Japan)	141,771	1,802
Linde AG (Germany)	9,466	1,460
Lynas (Australia)*#	415,976	418
Methanex (Canada)	108,200	3,025
Mongolian Mining (Mongolia)*	1,425,197	959
Potash of Saskatchewan (Canada)	18,802	745
Rio Tinto PLC (United Kingdom)	20,189	869
Rio Tinto PLC, ADR (United Kingdom)#	51,630	2,231
Showa Denko KK (Japan)	1,579,000	3,137
Smurfit Kappa Group PLC (Ireland)*	323,500	2,039
Solvay SA (Belgium)	18,950	1,994
Symrise AG (Germany)	105,130	2,967
Syngenta AG (Switzerland)	3,221	1,038
Syngenta AG, ADR (Switzerland)	39,258	2,525
Vale SA, ADR (Brazil)	8,181	148

		39,411

Telecommunication Services — 2.9%
America Movil SAB de CV, ADR (Mexico)	7,560	178
Deutsche Telekom AG (Germany)	197,200	1,946
France Telecom SA (France)	14,280	179
KDDI (Japan)	419	2,587
Millicom International Cellular SA (Luxembourg)*#	9,000	781
Softbank (Japan)	28,600	893
Telenor ASA (Norway)	81,800	1,197
Vodafone Group PLC (United Kingdom)	470,861	1,256

		9,017

Utilities — 1.3%
Guangdong Investment (Hong Kong)	2,784,000	1,841
National Grid PLC (United Kingdom)	117,837	1,182
Red Electrica SA (Spain)	31,620	1,171
Veolia Environnement (France)	4,278	49

		4,243

Total Foreign Common Stocks (Cost $317,620)		276,321

See Notes to Financial Statements.

64

	Number of Shares	Value (000)
PREFERRED STOCK — 0.3%
Consumer Discretionary — 0.3%
Volkswagen AG	5,501	$882
Total Preferred Stock (Cost $718)		882

EXCHANGE TRADED FUND — 0.0%
iShares MSCI EAFE Index Fund†	2,552	122

Total Exchange Traded Fund (Cost $122)		122

AFFILIATED MONEY MARKET FUND — 10.2%

PNC Advantage Institutional Money Market Fund, Institutional Shares† (D)	31,626,885	31,627

Total Affiliated Money Market Fund (Cost $31,627)		31,627

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.6%

(Cost $350,087)		308,952
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 7.8%

Affiliated Money Market Fund — 8.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	25,406,084	25,406

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $25,406)‡		25,406
TOTAL INVESTMENTS — 107.8%

(Cost $375,493)**		334,358
Other Assets & Liabilities – (7.8)%		(24,369)
TOTAL NET ASSETS — 100.0%		$309,989

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $376,138.

Gross unrealized appreciation (000)	$22,826
Gross unrealized depreciation (000)	(64,606)

Net unrealized depreciation (000)	$(41,780)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 23,190 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Value is less than $500.
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $43 (000) and represents 0.0% of net assets as of May 31, 2012.
(D)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

DAX Index Future	29	$6,738	06/15/12	$(763)

Nikkei 225®	11	1,316	06/07/12	(184)

		$8,054		$(947)

Cash in the amount of $478,445 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $8,859,760 have been segregated by the Fund.

See Notes to Financial Statements.

65

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 31,627	$ –	$ –	$ 31,627

Exchange Traded Fund	122	–	–	122

Foreign Common Stocks	56,207	220,071	43	276,321

Preferred Stock	–	882	–	882

Short Term Investment Purchased With Collateral From Securities Loaned	25,406	–	–	25,406

Total Assets – Investments in Securities	$113,362	$220,953	$43	$334,358

Other Financial Instruments

Futures Contracts	$ (947)	$ –	$ –	$ (947)

Total Assets - Other Financial Instruments	$ (947)	$ –	$ –	$ (947)

See Notes to Financial Statements.

66

At May 31, 2012, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks, Rights and Equity Certificates

United Kingdom	18.3%	$56,842

Japan	12.6	39,100

Germany	9.9	30,556

Switzerland	6.0	18,693

France	5.1	15,689

Sweden	4.4	13,703

China	4.2	12,878

Ireland	3.8	11,859

Finland	3.1	9,588

Israel	2.1	6,409

Hong Kong	2.1	6,447

Canada	1.9	5,909

South Korea	1.9	5,788

Norway	1.4	4,469

Belgium	1.4	4,424

Denmark	1.4	4,313

Italy	1.4	4,300

Australia	1.3	4,068

Netherlands	1.3	3,911

South Africa	1.0	3,162

India	0.7	2,092

Portugal	0.6	1,946

Thailand	0.6	1,882

Brazil	0.5	1,738

Taiwan	0.5	1,581

Austria	0.4	1,259

Spain	0.4	1,171

Mongolia	0.3	959

Mexico	0.3	879

Singapore	0.3	807

Luxembourg	0.2	781

Total Foreign Common Stocks and Preferred Stock	89.4	277,203

Exchange Traded Fund	0.0	122

Affiliated Money Market Fund	10.2	31,627

Total Investments Before Collateral for Loaned Securities	99.6	308,952
Short Term Investment Held as Collateral for Loaned Securities	8.2	25,406

Total Investments	107.8	334,358

Other Assets and Liabilities	(7.8)	(24,369)

Net Assets	100.0%	$309,989

See Notes to Financial Statements.

67

P N C  L a r g e  C a p  C o r e  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 12.4%
Bed Bath & Beyond*	3,110	$225
BorgWarner*	3,210	230
Comcast, Cl A	11,590	335
Dollar Tree*	4,472	462
Home Depot (The)	7,880	389
Limited Brands	6,430	285
Macy’s	11,060	421
Polaris Industries	2,650	201

		2,548

Consumer Staples — 10.9%
Anheuser-Busch InBev NV, ADR	3,760	255
Coca-Cola (The)	5,700	426
Estee Lauder (The), Cl A	6,060	328
Hershey (The)	5,940	397
Kraft Foods, Cl A	6,190	237
Procter & Gamble (The)	4,454	278
Whole Foods Market	3,740	331

		2,252

Energy — 9.6%
Chevron	5,940	584
ConocoPhillips	3,370	176
Exxon Mobil	8,647	680
National Oilwell Varco	5,250	350
Noble Energy	2,140	181

		1,971

Financials — 13.0%
American Express	5,513	308
Bank of America	13,705	101
Chubb (The)	4,401	317
Citigroup	6,010	159
Equity Residential REIT	3,470	212
Invesco	11,950	260
JPMorgan Chase	11,930	395
Moody’s	5,850	214
T. Rowe Price Group	4,390	253
Wells Fargo	14,092	452

		2,671

Healthcare — 12.8%
Allergan	3,740	337
Bristol-Myers Squibb	6,950	232
Covidien PLC (Ireland)	6,258	324
Johnson & Johnson	7,269	454
Merck	4,161	156
Pfizer	18,041	395
ResMed*	9,130	283
Shire PLC, ADR (Ireland)	1,931	163
UnitedHealth Group	5,350	298

		2,642

Industrials — 9.4%
3M	3,060	258
Caterpillar	3,270	286
Cummins	2,509	243
Dover	4,820	273
General Electric	14,674	280
Union Pacific	2,975	331

	Number of Shares	Value (000)

United Technologies	3,580	$265

		1,936

Information Technology — 20.6%
Apple*	1,914	1,106
Cisco Systems	18,160	297
eBay*	7,910	310
EMC*	13,983	333
Google, Cl A*	599	348
Intel	12,943	334
International Business Machines	2,116	408
Microsoft	15,950	466
Oracle	7,313	194
QUALCOMM	7,560	433

		4,229

Materials — 3.5%
Eastman Chemical	4,640	216
FMC	5,880	300
International Paper	6,950	203

		719

Telecommunication Services — 2.4%
AT&T	6,986	239
Vodafone Group PLC, ADR (United Kingdom)	9,280	248

		487

Utilities — 3.0%
OGE Energy	4,290	228
Wisconsin Energy	10,510	398

		626
Total Common Stocks (Cost $18,208)		20,081

EXCHANGE TRADED FUND — 1.0%
SPDR S&P 500 ETF Trust	1,500	197
Total Exchange Traded Fund (Cost $205)		197

AFFILIATED MONEY MARKET FUND — 1.5%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	310,520	311
Total Affiliated Money Market Fund (Cost $311)		311

TOTAL INVESTMENTS — 100.1%
(Cost $18,724)**		20,589
Other Assets & Liabilities – (0.1)%		(24)
TOTAL NET ASSETS — 100.0%		$20,565

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $18,782.

Gross unrealized appreciation (000)	$2,585
Gross unrealized depreciation (000)	(778)

Net unrealized appreciation (000)	$1,807

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

68

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 311	$–	$–	$ 311

Common Stocks	20,081	–	–	20,081

Exchange Traded Fund	197	–	–	197

Total Assets – Investments in Securities	$20,589	$–	$–	$20,589

See Notes to Financial Statements.

69

P N C  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 98.3%
Consumer Discretionary — 16.8%
Bed Bath & Beyond*	10,630	$768
BorgWarner*	9,890	710
Chipotle Mexican Grill*	2,010	830
Dollar Tree*	7,640	788
Home Depot (The)	23,310	1,150
Limited Brands	21,040	933
Macy’s	34,000	1,294
McDonald’s	7,552	675
O’Reilly Automotive*	12,350	1,183
Polaris Industries	15,240	1,158
PVH	12,240	991
Wyndham Worldwide	22,560	1,124

		11,604

Consumer Staples — 12.1%
Coca-Cola (The)	26,276	1,964
Coca-Cola Enterprises	39,730	1,087
Estee Lauder (The), Cl A	12,390	671
Hershey (The)	16,680	1,115
Philip Morris International	30,882	2,610
Whole Foods Market	10,490	929

		8,376

Energy — 8.8%
Enbridge (Canada)	23,700	935
EOG Resources	8,370	831
Exxon Mobil	27,666	2,176
National Oilwell Varco	12,440	830
Noble Energy	6,670	563
Suncor Energy (Canada)	27,090	731

		6,066

Financials — 3.3%
American Express	13,980	781
Public Storage REIT	5,420	723
Simon Property Group REIT	5,480	808

		2,312

Healthcare — 11.3%
Abbott Laboratories	11,550	714
Baxter International	12,390	627
Bristol-Myers Squibb	18,480	616
Celgene*	13,349	911
Cooper Companies (The)	9,960	848
Covidien PLC (Ireland)	23,430	1,213
Johnson & Johnson	9,840	614
ResMed*	29,750	922
Shire PLC, ADR (Ireland)	7,020	593
UnitedHealth Group	13,510	753

		7,811

Industrials — 9.3%
3M	12,510	1,056
Caterpillar	11,750	1,030
Cummins	8,507	825
Deere	8,860	654
Dover	11,320	640
KBR	35,270	898
United Technologies	17,793	1,319

		6,422

Number of Shares		Value (000)

Information Technology — 31.5%
Amphenol, Cl A	11,750	$625
Apple*	9,678	5,591
Broadcom, Cl A*	24,050	778
eBay*	29,230	1,146
EMC*	49,569	1,182
Google, Cl A*	2,240	1,301
Informatica*	19,190	795
Intel	25,540	660
International Business Machines	15,371	2,965
Microsoft	85,600	2,499
Oracle	31,146	824
QUALCOMM	34,670	1,987
Red Hat*	11,320	582
Visa, Cl A	7,425	855

		21,790

Materials — 5.2%
CF Industries Holdings	6,350	1,086
Eastman Chemical	19,280	898
FMC	17,740	904
International Paper	23,330	681

		3,569

Total Common Stocks (Cost $55,897)		67,950

AFFILIATED MONEY MARKET FUND — 0.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	632,886	633

Total Affiliated Money Market Fund (Cost $633)		633

TOTAL INVESTMENTS — 99.2%
(Cost $56,530)**		68,583
Other Assets & Liabilities – 0.8%		523
TOTAL NET ASSETS — 100.0%		$69,106

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $56,537.

Gross unrealized appreciation (000)	$13,521
Gross unrealized depreciation (000)	(1,475)

Net unrealized appreciation (000)	$12,046

†	See Note 3 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

70

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

S&P 500® Composite Index	2	$683	06/14/12	$(28)

Cash in the amount of $35,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $632,885 have been segregated by the Fund.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 633	$–	$–	$ 633

Common Stocks	67,950	–	–	67,950

Total Assets – Investments in Securities	$68,583	$–	$–	$68,583

Other Financial Instruments

Futures Contracts	$ (28)	$–	$–	$ (28)

Total Assets - Other Financial Instruments	$ (28)	$–	$–	$ (28)

See Notes to Financial Statements.

71

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S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 97.1%
Consumer Discretionary — 7.5%
Lowe’s	75,263	$2,011
Target	92,636	5,365
Time Warner Cable	26,438	1,993

		9,369

Consumer Staples — 14.6%
CVS Caremark	30,005	1,348
Energizer Holdings*	29,746	2,169
General Mills	54,534	2,088
J.M. Smucker (The)	30,159	2,309
PepsiCo	50,175	3,404
Procter & Gamble (The)	67,487	4,204
Wal-Mart Stores	42,567	2,802

		18,324

Energy — 9.9%
Apache	48,578	3,953
Chevron	35,618	3,502
Nabors Industries (Bermuda)*	72,837	987
Noble (Switzerland)	46,202	1,445
Transocean (Switzerland)	23,425	956
Weatherford International (Switzerland)*	129,043	1,550

		12,393

Financials — 17.4%
Allstate (The)	84,788	2,878
Chubb (The)	43,224	3,115
Discover Financial Services	27,464	909
JPMorgan Chase	80,963	2,684
Lazard, Cl A (Bermuda)	85,750	1,978
Lincoln National	80,126	1,656
Northern Trust	44,471	1,920
PartnerRe (Bermuda)	31,122	2,206
Travelers (The)	43,740	2,733
Wells Fargo	52,348	1,678

		21,757

Healthcare — 17.9%
Johnson & Johnson	77,346	4,829
Merck	150,763	5,666
Pfizer	260,066	5,687
St. Jude Medical	86,660	3,329
UnitedHealth Group	25,439	1,419
WellPoint	21,425	1,444

		22,374

Industrials — 8.8%
Babcock & Wilcox (The)*	98,727	2,434
Danaher	29,758	1,547
General Dynamics	48,343	3,094
Illinois Tool Works	32,735	1,838
Oshkosh*	104,258	2,134

		11,047

Information Technology — 11.5%
Cisco Systems	277,322	4,529
Hewlett-Packard	109,101	2,474
Mastercard, Cl A	5,008	2,036
Microsoft	184,264	5,378

		14,417

	Number of Shares	Value (000)

Materials — 1.9%
Sigma-Aldrich	16,977	$ 1,178
Sonoco Products	38,240	1,176

		2,354

Telecommunication Services — 2.1%
AT&T	75,492	2,580

Utilities — 5.5%
Edison International	30,599	1,376
Exelon	79,779	2,950
NextEra Energy	25,455	1,663
PG&E	19,455	850

		6,839

Total Common Stocks (Cost $124,824)		121,454

AFFILIATED MONEY MARKET FUND — 2.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	3,434,130	3,434

Total Affiliated Money Market Fund (Cost $3,434)		3,434

TOTAL INVESTMENTS — 99.8%
(Cost $128,258)**		124,888
Other Assets & Liabilities – 0.2%		218
TOTAL NET ASSETS — 100.0%		$125,106

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $128,402.

Gross unrealized appreciation (000)	$9,817
Gross unrealized depreciation (000)	(13,331)

Net unrealized depreciation (000)	$(3,514)

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

72

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Affiliated Money Market Fund	$ 3,434	$–	$–	$ 3,434
Common Stocks	121,454	–	–	121,454

Total Assets – Investments in Securities	$124,888	$–	$–	$124,888

See Notes to Financial Statements.

73

P N C  M i d  C a p  Va l u e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 96.7%
Consumer Discretionary — 4.9%
Skechers U.S.A.*	70,626	$1,200
WMS Industries*	43,022	883

		2,083

Consumer Staples — 14.0%
Energizer Holdings*	21,039	1,534
Hormel Foods	39,801	1,190
J.M. Smucker (The)	22,794	1,745
Molson Coors Brewing, Cl B	37,153	1,429

		5,898

Energy — 5.7%
CARBO Ceramics	5,779	470
Nabors Industries (Bermuda)*	22,182	301
Noble (Switzerland)	31,418	982
Rowan*	21,915	658

		2,411

Financials — 27.2%
Alleghany*	3,800	1,250
Assurant	8,681	290
Chubb (The)	17,040	1,228
Cincinnati Financial	11,179	403
Everest Re Group (Bermuda)	16,651	1,701
Investment Technology Group*	59,226	562
Lazard, Cl A (Bermuda)	30,825	711
Loews	23,657	920
Northern Trust	30,203	1,304
PartnerRe (Bermuda)	20,592	1,459
People’s United Financial	29,209	340
Reinsurance Group of America	25,637	1,286

		11,454

Healthcare — 8.7%
Coventry Health Care	18,685	568
Mednax*	5,056	309
St. Jude Medical	45,196	1,736
Zimmer Holdings	17,629	1,069

		3,682

Industrials — 12.8%
Babcock & Wilcox (The)*	35,803	883
FTI Consulting*	32,587	1,029
Harsco	14,208	286
Nordson	8,926	478
Oshkosh*	56,646	1,159
Southwest Airlines	38,898	351
Spirit Aerosystems Holdings*	53,006	1,223

		5,409

Information Technology — 10.5%
Broadridge Financial Solutions	31,548	638
Ingram Micro*	80,140	1,429
Tellabs	213,906	783
Western Union (The)	95,664	1,569

		4,419

	Number of Shares	Value (000)
Materials — 3.9%
Sigma-Aldrich	8,720	$605
Sonoco Products	34,326	1,056

		1,661

Utilities — 9.0%
Edison International	38,504	1,731
PG&E	33,761	1,475
Xcel Energy	21,197	594

		3,800

Total Common Stocks (Cost $43,239)		40,817

AFFILIATED MONEY MARKET FUND — 2.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	849,241	849
Total Affiliated Money Market Fund (Cost $849)		849
TOTAL INVESTMENTS — 98.7%

(Cost $44,088)**		41,666
Other Assets & Liabilities – 1.3%		533
TOTAL NET ASSETS — 100.0%		$42,199

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $44,494.

Gross unrealized appreciation (000)	$2,702
Gross unrealized depreciation (000)	(5,530)

Net unrealized depreciation (000)	$(2,828)

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

74

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 849	$–	$–	$ 849

Common Stocks	40,817	–	–	40,817

Total Assets – Investments in Securities	$41,666	$–	$–	$41,666

See Notes to Financial Statements.

75

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 97.5%
Consumer Discretionary — 12.4%
AFC Enterprises*	14,294	$305
American Axle & Manufacturing Holdings*	11,682	108
Blyth	1,416	106
Cavco Industries*	2,316	98
Churchill Downs	3,623	217
Core-Mark Holding	2,993	130
Domino’s Pizza	4,344	133
DSW, Cl A	2,844	170
Express*	3,918	73
Genesco*	1,779	118
Pier 1 Imports	7,127	116
Sally Beauty Holdings*	5,595	148
Sonic Automotive, Cl A	9,959	148
Steven Madden*	1,689	69

		1,939

Consumer Staples — 2.7%
Prestige Brands Holdings*	12,234	168
Pricesmart	1,687	114
Spectrum Brands Holdings*	3,935	136

		418

Energy — 4.7%
Calumet Specialty Products Partners LP	6,217	139
CARBO Ceramics#	1,139	93
Key Energy Services*	12,495	124
SEACOR Holdings*	1,212	104
Superior Energy Services*	4,554	98
TGC Industries*	19,085	179

		737

Financials — 27.6%
Administradora de Fondos de Pensiones Provida SA, ADR (Chile)	2,967	218
Allied World Assurance Company Holdings AG (Switzerland)	2,991	230
Altisource Portfolio Solutions SA (Luxembourg)*	3,274	189
American Campus Communities REIT	3,640	160
American Equity Investment Life Holding	10,239	108
Assured Guaranty (Bermuda)	10,227	122
Boston Private Financial Holdings	16,954	153
Cash America International	3,496	156
Chemical Financial	9,316	189
Chesapeake Lodging Trust REIT	10,198	184
CNO Financial Group	25,138	172
Coresite Realty REIT	11,110	265
Dime Community Bancshares	7,766	101
Encore Capital Group*	6,019	146
Equity Lifestyle Properties REIT	2,300	152
Extra Space Storage REIT	3,108	88
First Cash Financial Services*	3,463	130
Fulton Financial	6,812	69
LaSalle Hotel Properties REIT	8,759	242
Newcastle Investment REIT	34,108	227
Ocwen Financial*	14,201	228

	Number of Shares	Value (000)
Prosperity Bancshares	3,889	$166
Protective Life	7,943	209
Signature Bank*	2,944	181
SVB Financial Group*	2,034	121
Tanger Factory Outlet Centers REIT	2,966	92

		4,298

Healthcare — 10.4%
AMERIGROUP*	1,983	124
Analogic	1,891	125
Anika Therapeutics*	7,755	105
Atrion	472	95
Cantel Medical	5,130	112
Cepheid*	2,095	79
Chemed	1,075	60
Health Management Associates, Cl A*	18,682	120
Ligand Pharmaceuticals, Cl B*	15,054	188
Medicis Pharmaceutical, Cl A	6,311	228
Myriad Genetics*	5,001	120
NuVasive*	6,111	121
PharMerica*	14,391	143

		1,620

Industrials — 14.5%
Aceto	22,898	195
Alaska Air Group*	4,504	155
Amerco	756	64
Applied Industrial Technologies	4,830	182
Armstrong World Industries	4,294	200
CLARCOR	3,308	161
Commercial Vehicle Group*	11,839	103
Exponent*	1,359	64
Genesee & Wyoming, Cl A*	1,676	84
Graco	3,097	149
HEICO	2,267	94
HUB Group, Cl A*	3,855	135
ITT*	7,310	150
Kaman	6,068	178
NACCO Industries, Cl A	1,444	152
Old Dominion Freight Line*	2,568	112
Wesco Aircraft Holdings*	6,563	91

		2,269

Information Technology — 15.5%
3D Systems*	5,135	156
ACI Worldwide*	5,289	202
Bottomline Technologies*	4,885	87
CACI International, Cl A*	2,606	112
Cardtronics*	8,457	237
Coherent*	3,158	139
CommVault Systems*	3,853	181
Diebold	2,555	95
ePlus*	4,523	142
FEI*	2,018	92
Finisar*	8,910	128
NeuStar Cl A*	4,759	153
RADWARE (Israel)*	3,261	125
Semtech*	2,906	70
SS&C Technologies Holdings*	5,271	124
Tyler Technologies*	6,910	258
ValueClick*	6,292	110

		2,411

See Notes to Financial Statements.

76

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 6.3%
AM Castle*#	13,604	$149
American Vanguard	6,583	177
CVR Partners LP	3,808	78
Innospec*	5,098	135
PolyOne	11,479	152
Rockwood Holdings*	2,464	119
Silgan Holdings	4,202	176

		986

Telecommunication Services — 1.0%
Cogent Communications Group	8,490	151

Utilities — 2.4%
NorthWestern	3,425	122
Portland General Electric	4,929	124
Vectren	4,206	123

		369

Total Common Stocks (Cost $13,750)		15,198

EXCHANGE TRADED FUND — 1.4%
iShares Russell 2000 Index Fund†#	2,812	214

Total Exchange Traded Fund (Cost $193)		214

AFFILIATED MONEY MARKET FUND — 2.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	313,115	313

Total Affiliated Money Market Fund (Cost $313)		313

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.9% (Cost $14,256)		15,725

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.5%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	386,590	387

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $387)‡		387

TOTAL INVESTMENTS — 103.4% (Cost $14,643)**		16,112
Other Assets & Liabilities – (3.4)%		(528)
TOTAL NET ASSETS — 100.0%		$15,584

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $14,634.

Gross unrealized appreciation (000)	$2,216
Gross unrealized depreciation (000)	(738)

Net unrealized appreciation (000)	$1,478

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 378 (000).
‡	See Note 9 in Notes to Financial Statements.
Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

77

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 313	$–	$–	$ 313

Common Stocks	15,198	–	–	15,198

Exchange Traded Fund	214	–	–	214

Short Term Investment Purchased With Collateral From Securities Loaned	387	–	–	387

Total Assets – Investments in Securities	$16,112	$–	$–	$16,112

See Notes to Financial Statements.

78

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 98.7%
Consumer Discretionary — 15.0%
AMC Networks Cl A*	4,028	$156
Ascena Retail Group*	10,360	196
Brinker International	8,538	276
Cedar Fair LP	6,515	175
Coinstar*#	2,798	172
Cracker Barrel Old Country Store	4,633	284
Domino’s Pizza	8,471	260
DSW, Cl A	3,073	183
Express*	17,300	320
Group 1 Automotive	5,327	279
Leapfrog Enterprises*	28,049	292
Men’s Wearhouse (The)	6,067	218
Monro Muffler Brake	3,423	116
Movado Group	12,114	336
Papa John’s International*	5,661	263
Sonic Automotive, Cl A	18,457	275
Sturm Ruger#	5,139	200

		4,001

Consumer Staples — 2.1%
Casey’s General Stores	4,789	271
Elizabeth Arden*	2,907	100
Hain Celestial Group (The)*	3,087	172

		543

Energy — 7.6%
Contango Oil & Gas*	6,710	352
CVR Energy#	4,497	114
DCP Midstream Partners LP	6,900	271
Energy XXI (Bermuda)	7,717	240
Sanchez Energy*	16,588	401
Stone Energy*	8,571	202
Voc Energy Trust	11,928	228
World Fuel Services	5,910	222

		2,030

Financials — 11.0%
Altisource Portfolio Solutions SA (Luxembourg)*	4,861	281
Bank of the Ozarks	5,894	171
Cathay General Bancorp	23,514	390
Chesapeake Lodging Trust REIT	23,275	420
Credit Acceptance*	3,441	292
Equity Lifestyle Properties REIT	1,773	117
Ezcorp*	4,585	108
First Cash Financial Services*	2,848	107
HFF*	17,920	234
HomeStreet*	7,080	234
LaSalle Hotel Properties REIT	7,343	202
LTC Properties REIT	6,189	200
PacWest Bancorp	7,773	177

		2,933

Healthcare — 18.6%
Air Methods*	1,219	111
Anika Therapeutics*	17,270	235
Atrion	1,153	232
Cambrex*	45,995	331
Cepheid*	5,789	219
Chemed	4,719	262
Cyberonics*	3,725	143
ExamWorks Group*	11,458	129

	Number of Shares	Value (000)

Genomic Health*	11,748	$397
HMS Holdings*	12,453	334
Jazz Pharmaceuticals PLC (Ireland)*	3,053	132
Ligand Pharmaceuticals, Cl B*	16,135	202
Medicis Pharmaceutical, Cl A	8,601	310
Momenta Pharmaceuticals*	9,658	133
PAREXEL International*	7,829	209
Pharmacyclics*	6,205	195
PSS World Medical*	12,042	244
Questcor Pharmaceuticals*#	4,005	166
Salix Pharmaceuticals*	4,203	218
Sciclone Pharmaceuticals*	43,122	272
Teleflex	3,793	225
WellCare Health Plans*	4,734	267

		4,966

Industrials — 18.1%
Aceto	18,655	158
Actuant	9,633	252
Amerco	3,686	310
Applied Industrial Technologies	7,273	274
Belden	3,611	113
Cascade	8,062	403
Chart Industries*	1,995	125
CLARCOR	2,543	124
Colfax*	10,483	297
G&K Services	4,303	125
ITT*	11,577	238
Mistras Group*	14,224	321
NACCO Industries, Cl A	1,533	161
Park-Ohio Holdings*	18,320	338
Roadrunner Transportation Systems*	10,656	179
Robbins & Myers	4,844	221
Saia*	17,695	383
Teledyne Technologies*	6,064	361
Tennant	5,932	250
Wabtec	2,802	203

		4,836

Information Technology — 21.7%
ACI Worldwide*	10,044	384
Bankrate*	12,162	211
Cadence Design Systems*	26,372	269
Cardtronics*	10,863	304
CommVault Systems*	5,361	251
Jack Henry & Associates	6,092	201
Littelfuse	5,908	340
MTS Systems	6,303	244
NCR*	9,099	195
NeuStar Cl A*	8,241	265
OSI Systems*	6,052	386
SolarWinds*	7,471	343
Syntel	6,933	388
Tangoe*	13,113	253
TNS*	18,075	323
Ultratech*	9,083	275
ValueClick*	15,144	266
Vantiv, Cl A*	16,066	356
Web.com Group*	17,847	284
Zygo*	14,945	248

		5,786

See Notes to Financial Statements.

79

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S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number	Value
	of Shares	(000)
COMMON STOCKS — continued
Materials — 4.6%
American Vanguard	14,535	$391
Minerals Technologies	3,520	223
Myers Industries	21,970	369
Neenah Paper	8,968	234

		1,217

Total Common Stocks (Cost $24,630)		26,312

EXCHANGE TRADED FUND — 0.3%
iShares Russell 2000 Index Fund†#	1,047	81

Total Exchange Traded Fund (Cost $82)		81

AFFILIATED MONEY MARKET FUND — 1.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	301,787	302

Total Affiliated Money Market Fund (Cost $302)		302

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.1% (Cost $25,014)		26,695

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.8%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	740,170	740

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $740)‡		740

TOTAL INVESTMENTS — 102.9%
(Cost $25,754)**		27,435
Other Assets & Liabilities – (2.9)%		(764)
TOTAL NET ASSETS — 100.0%		$26,671

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $25,728.

Gross unrealized appreciation (000)	$3,133
Gross unrealized depreciation (000)	(1,426)

Net unrealized appreciation (000)	$1,707

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 724 (000).
‡	See Note 9 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

80

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 302	$–	$–	$ 302

Common Stocks	26,312	–	–	26,312

Exchange Traded Fund	81	–	–	81

Short Term Investment Purchased With Collateral From Securities Loaned	740	–	–	740

Total Assets – Investments in Securities	$27,435	$–	$–	$27,435

See Notes to Financial Statements.

81

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M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 98.7%
Consumer Discretionary — 11.9%
Caribou Coffee*	24,215	$288
ChinaCast Education (Hong Kong)*# (A)	19,320	35
Dillard’s, Cl A	2,908	196
Express*	15,490	287
Genesco*	2,030	135
Leapfrog Enterprises*	16,991	177
Lithia Motors, Cl A	4,937	121
Movado Group	8,717	241
RadioShack#	18,173	84
Saks*#	16,574	163
Sonic Automotive, Cl A	20,025	298
Strayer Education#	1,582	142
Sturm Ruger#	5,594	218
Town Sports International Holdings*	23,629	277
True Religion Apparel	4,017	118

		2,780

Consumer Staples — 3.2%
Andersons (The)	2,549	111
B&G Foods	6,449	155
Dean Foods*	18,772	294
Harris Teeter Supermarkets	4,711	177

		737

Energy — 5.1%
Atlas Pipeline Partners LP	4,003	120
BP Prudhoe Bay Royalty Trust#	4,148	461
Permian Basin Royalty Trust#	9,040	159
REX American Resources*	7,998	147
Sabine Royalty Trust	6,044	297

		1,184

Financials — 36.7%
Allied World Assurance Company Holdings AG (Switzerland)	5,236	403
American Equity Investment Life Holding	37,386	396
American Safety Insurance Holdings (Bermuda)	8,903	160
Arlington Asset Investment, Cl A	11,093	250
Ashford Hospitality Trust REIT	49,005	419
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	27,971	545
BRE Properties REIT	2,468	121
Cash America International	3,673	163
Citizens & Northern	22,703	396
City Holding#	4,405	142
Community Bank System	13,213	352
Coresite Realty REIT	13,652	326
Crawford, Cl B	49,164	177
Dime Community Bancshares	9,333	122
Extra Space Storage REIT	20,288	575
Grupo Financiero Galicia SA, ADR (Argentina)#	40,252	182
Horace Mann Educators	12,822	219
Lakeland Financial	8,273	212
LTC Properties REIT	8,514	275
Medallion Financial	22,738	235
MI Developments	10,641	347
Mission West Properties REIT	34,210	288
National Health Investors REIT	5,178	250
National Retail Properties REIT	8,211	217
Portfolio Recovery Associates*	1,860	129
Prosperity Bancshares	4,464	191

	Number of Shares	Value (000)

Senior Housing Properties Trust REIT	12,438	$257
Susquehanna Bancshares	18,559	179
Symetra Financial	33,387	377
Univest Corp of Pennsylvania	28,779	461
Valley National Bancorp	18,339	205

		8,571

Healthcare — 5.5%
Capital Senior Living*	10,800	107
HealthStream*	6,237	132
Jazz Pharmaceuticals PLC (Ireland)*	4,577	198
OraSure Technologies*	21,965	227
Questcor Pharmaceuticals*#	6,814	282
RTI Biologics*	30,257	108
Spectrum Pharmaceuticals*#	5,157	60
US Physical Therapy	6,904	168

		1,282

Industrials — 14.6%
Alaska Air Group*	6,168	212
Astronics*	9,389	240
Astronics, Cl B*	2,625	68
AT Cross, Cl A*#	21,162	214
Atlas Air Worldwide Holdings*	2,534	115
Belden	6,418	201
Coleman Cable	12,317	106
Corporate Executive Board (The)	3,166	115
Fly Leasing, ADR (Ireland)	3,358	41
FreightCar America	4,611	91
Fushi Copperweld*#	38,462	266
GenCorp*	19,063	117
Genesee & Wyoming, Cl A*	3,168	159
Hexcel*	12,419	303
Intersections	14,827	169
Lennox International	3,151	135
Park-Ohio Holdings*	11,029	203
Polypore International*#	3,451	128
Standex International	5,839	238
Triumph Group	2,022	121
United Rentals*	5,070	175

		3,417

Information Technology — 10.7%
ADTRAN	7,351	215
Anixter International*	3,261	187
Cardtronics*	16,219	454
Communications Systems	15,048	160
GT Advanced Technologies*#	49,347	207
Hollysys Automation Techno#	11,251	101
KEMET*	31,095	179
Kulicke & Soffa Industries*	12,169	128
Littelfuse	2,344	135
Microsemi*	11,762	208
Photronics*	36,938	222
Silicon Motion Technology, ADR*	13,140	178
SYNNEX*	3,416	114

		2,488

Materials — 5.0%
Buckeye Technologies	8,118	225
Coeur d’Alene Mines*	7,627	129
Innospec*	4,111	108

See Notes to Financial Statements.

82

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
TPC Group*	3,416	$108
Worthington Industries	29,031	472
WR Grace*	2,242	118

		1,160

Utilities — 6.0%
AGL Resources	3,395	127
Amerigas Partners LP	4,446	171
Cleco	5,303	217
El Paso Electric	7,499	230
NorthWestern	11,624	413
Piedmont Natural Gas	8,358	253

		1,411

Total Common Stocks (Cost $22,103)		23,030

AFFILIATED MONEY MARKET FUND — 1.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	317,826	318

Total Affiliated Money Market Fund (Cost $318)		318

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.1% (Cost $22,421)		23,348

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 11.8%
Affiliated Money Market Fund — 11.8%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	2,763,646	2,764

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $2,764)‡		2,764

TOTAL INVESTMENTS — 111.9%
(Cost $25,185)**		26,112

Other Assets & Liabilities – (11.9)%		(2,781)

TOTAL NET ASSETS — 100.0%		$23,331

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $25,096.

Gross unrealized appreciation (000)	$3,010
Gross unrealized depreciation (000)	(1,994)

Net unrealized appreciation (000)	$1,016

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 2,656 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

83

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M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 318	$–	$ –	$ 318

Common Stocks	22,995	–	35	23,030

Short Term Investment Purchased With Collateral From Securities Loaned	2,764	–	–	2,764

Total Assets – Investments in Securities	$26,077	$–	$35	$26,112

See Notes to Financial Statements.

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M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 99.2%
Consumer Discretionary — 11.2%
Abercrombie & Fitch, Cl A	778	$ 26
Amazon.com*	3,424	729
Apollo Group, Cl A*	1,049	33
AutoNation*	412	15
AutoZone*	260	99
Bed Bath & Beyond*	2,128	154
Best Buy	2,615	49
Big Lots*	618	23
BorgWarner*	992	71
Cablevision Systems, Cl A	2,010	23
CarMax*	2,074	58
Carnival (Panama)	4,049	130
CBS, Cl B	5,952	190
Chipotle Mexican Grill*	289	119
Coach	2,675	180
Comcast, Cl A	25,341	733
D.R. Horton	2,528	42
Darden Restaurants	1,180	61
DeVry	567	15
DIRECTV, Cl A*	6,326	281
Discovery Communications, Cl A*	2,386	120
Dollar Tree*	1,124	116
Expedia	895	41
Family Dollar Stores	1,110	75
Ford Motor	34,637	366
Fossil*	483	35
GameStop, Cl A#	1,288	25
Gannett	2,133	28
Gap (The)	3,087	82
Genuine Parts	1,454	92
Goodyear Tire & Rubber (The)*	2,270	24
H&R Block	2,689	41
Harley-Davidson	2,092	101
Harman International Industries	646	25
Hasbro	1,092	39
Home Depot (The)	14,399	710
International Game Technology	2,605	37
Interpublic Group (The)	4,219	44
JC Penney	1,387	36
Johnson Controls	6,201	187
Kohl’s	2,371	109
Leggett & Platt	1,293	27
Lennar, Cl A	1,491	41
Limited Brands	2,274	101
Lowe’s	11,412	305
Macy’s	3,899	148
Marriott International, Cl A	2,467	95
Mattel	3,209	100
McDonald’s	9,498	849
McGraw-Hill (The)	2,617	113
NetFlix*	505	32
Newell Rubbermaid	2,609	48
News, Cl A	19,621	377
NIKE, Cl B	3,432	371
Nordstrom	1,474	70
Omnicom Group	2,516	120
O’Reilly Automotive*	1,202	115
priceline.com*	466	291
Pulte Group*	3,003	28
Ralph Lauren	610	91
Ross Stores	2,172	137

	Number of Shares	Value (000)

Scripps Networks Interactive, Cl A	873	$48
Sears Holdings*	338	17
Staples	6,131	81
Starbucks	6,843	376
Starwood Hotels & Resorts Worldwide	1,803	95
Target	6,269	363
Tiffany	1,205	67
Time Warner	9,258	319
Time Warner Cable	2,976	224
TJX	7,111	302
TripAdvisor*	848	36
Urban Outfitters*	1,107	31
VF	821	116
Viacom, Cl B	5,157	246
Walt Disney (The)	16,512	755
Washington Post (The), Cl B	44	15
Whirlpool	691	43
Wyndham Worldwide	1,350	67
Wynn Resorts	710	73
Yum! Brands	4,247	299

		12,396

Consumer Staples — 11.5%
Altria Group	19,612	631
Archer-Daniels-Midland	6,148	196
Avon Products	3,961	66
Beam	1,446	88
Brown-Forman, Cl B	946	82
Campbell Soup	1,711	54
Clorox (The)	1,216	84
Coca-Cola (The)	21,350	1,595
Coca-Cola Enterprises	2,815	77
Colgate-Palmolive	4,491	441
ConAgra Foods	3,855	97
Constellation Brands, Cl A*	1,613	31
Costco Wholesale	4,022	347
CVS Caremark	12,450	559
Dean Foods*	1,774	28
Dr Pepper Snapple Group	2,010	83
Estee Lauder (The), Cl A	2,007	109
General Mills	6,069	232
H.J. Heinz	3,021	160
Hershey (The)	1,456	97
Hormel Foods	1,300	39
J.M. Smucker (The)	1,041	80
Kellogg	2,327	114
Kimberly-Clark	3,687	293
Kraft Foods, Cl A	16,645	637
Kroger (The)	5,430	120
Lorillard	1,244	154
McCormick	1,251	71
Mead Johnson Nutrition	1,934	156
Molson Coors Brewing, Cl B	1,483	57
PepsiCo	14,801	1,004
Philip Morris International	16,028	1,355
Procter & Gamble (The)	26,063	1,623
Reynolds American	3,205	134
Safeway	2,486	47
Sara Lee*	5,596	117
Sysco	5,614	157
Tyson Foods, Cl A	2,701	52
Walgreen	8,245	252

See Notes to Financial Statements.

85

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M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Wal-Mart Stores	16,371	$1,078
Whole Foods Market	1,505	133

		12,730

Energy — 10.6%
Alpha Natural Resources*	1,967	21
Anadarko Petroleum	4,762	291
Apache	3,615	294
Baker Hughes	4,138	173
Cabot Oil & Gas	2,026	66
Cameron International*	2,347	107
Chesapeake Energy	6,207	105
Chevron	18,693	1,838
ConocoPhillips	12,211	637
Consol Energy	2,150	60
Denbury Resources*	3,622	55
Devon Energy	3,747	223
Diamond Offshore Drilling	652	38
EOG Resources	2,503	249
EQT	1,424	66
Exxon Mobil	44,298	3,483
FMC Technologies*	2,221	89
Halliburton	8,933	269
Helmerich & Payne	1,026	46
Hess	2,917	127
Marathon Oil	6,693	167
Marathon Petroleum	3,279	118
Murphy Oil	1,836	86
Nabors Industries (Bermuda)*	2,603	35
National Oilwell Varco	4,003	267
Newfield Exploration*	1,228	37
Noble (Switzerland)	2,341	73
Noble Energy	1,634	138
Occidental Petroleum	7,635	605
Peabody Energy	2,443	57
Phillips 66*	6,105	183
Pioneer Natural Resources	1,171	113
QEP Resources	1,611	42
Range Resources	1,529	88
Rowan*	1,142	34
Schlumberger (Netherlands)	12,470	789
Southwestern Energy*	3,247	91
Spectra Energy	6,151	177
Sunoco	1,002	47
Tesoro*	1,272	28
Valero Energy	5,287	112
Williams (The)	5,535	169
WPX Energy	1,798	26

		11,719

Financials — 13.8%
ACE (Switzerland)	3,122	226
Aflac	4,161	167
Allstate (The)	4,602	156
American Express	8,930	499
American International Group*	5,101	149
American Tower REIT	3,666	238
Ameriprise Financial	2,020	97
AON PLC (United Kingdom)	3,023	141
Apartment Investment & Management, Cl A REIT	1,125	30

	Number of Shares	Value (000)

Assurant	846	$28
AvalonBay Communities REIT	909	127
Bank of America	100,098	736
BB&T	6,195	187
Berkshire Hathaway, Cl B*	16,261	1,290
BlackRock†	902	154
BNY Mellon (The)	10,616	216
Boston Properties REIT	1,389	143
Capital One Financial	4,781	246
CBRE Group*	2,877	47
Charles Schwab (The)	9,482	118
Chubb (The)	2,531	182
Cincinnati Financial	1,497	54
Citigroup	26,187	694
CME Group	593	153
Comerica	1,696	52
Discover Financial Services	4,819	160
E*Trade Financial*	2,101	18
Equity Residential REIT	2,838	173
Federated Investors, Cl B#	829	17
Fifth Third Bancorp	8,165	109
First Horizon National	2,266	19
Franklin Resources	1,285	137
Genworth Financial, Cl A*	4,393	23
Goldman Sachs Group (The)	4,450	426
Hartford Financial Services Group	3,849	65
HCP REIT	3,831	156
Health Care REIT	1,990	110
Host Hotels & Resorts REIT	6,494	99
Hudson City Bancorp	4,525	28
Huntington Bancshares	7,364	48
IntercontinentalExchange*	668	82
Invesco	4,010	87
JPMorgan Chase	35,607	1,180
KeyCorp	8,317	62
Kimco Realty REIT	3,624	65
Legg Mason	1,127	29
Leucadia National	1,800	37
Lincoln National	2,476	51
Loews	2,817	110
M&T Bank	1,142	93
Marsh & McLennan	4,951	158
MetLife	9,838	287
Moody’s	1,787	65
Morgan Stanley	13,443	180
NASDAQ OMX Group (The)	1,102	24
Northern Trust	2,156	93
NYSE Euronext	2,407	58
People’s United Financial	3,213	37
Plum Creek Timber REIT	1,494	55
PNC Financial Services Group†	4,713	289
Principal Financial Group	2,618	64
Progressive (The)	5,517	120
ProLogis REIT	4,216	135
Prudential Financial	4,303	200
Public Storage REIT	1,309	175
Regions Financial	10,419	66
Simon Property Group REIT	2,854	421
SLM	4,853	68
State Street	4,196	173
SunTrust Banks	4,498	103
T. Rowe Price Group	2,312	133

See Notes to Financial Statements.

86

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Torchmark	913	$43
Travelers (The)	3,625	227
U.S. Bancorp	16,933	527
Unum Group	2,644	53
Ventas REIT	2,669	157
Vornado Realty Trust REIT	1,690	138
Wells Fargo	49,201	1,577
Weyerhaeuser REIT	4,898	98
XL Group PLC (Ireland)	2,945	60
Zions Bancorporation	1,472	28

		15,326

Healthcare — 11.6%
Abbott Laboratories	14,650	905
Aetna	3,327	136
Agilent Technologies	3,127	127
Allergan	2,816	254
AmerisourceBergen	2,428	90
Amgen	7,460	519
Baxter International	5,200	263
Becton Dickinson	1,952	143
Biogen Idec*	2,249	294
Boston Scientific*	13,384	77
Bristol-Myers Squibb	15,879	529
Cardinal Health	3,278	136
CareFusion*	2,016	49
Celgene*	4,056	277
Cerner*	1,350	105
CIGNA	2,592	114
Coventry Health Care	1,301	39
Covidien PLC (Ireland)	4,363	226
CR Bard	769	75
DaVita*	869	71
DENTSPLY International	1,298	48
Edwards Lifesciences*	1,076	92
Eli Lilly	9,543	391
Express Scripts Holding*	7,397	386
Forest Laboratories*	2,497	87
Gilead Sciences*	7,011	350
Hospira*	1,494	47
Humana	1,538	117
Intuitive Surgical*	371	194
Johnson & Johnson	25,975	1,622
Laboratory Corporation of America Holdings*	887	74
Life Technologies*	1,663	68
McKesson	2,303	201
Medtronic	9,399	346
Merck	28,821	1,083
Mylan*	4,006	87
Patterson	795	26
PerkinElmer	1,039	28
Perrigo	899	93
Pfizer	70,094	1,533
Quest Diagnostics	1,436	82
St. Jude Medical	2,900	111
Stryker	2,919	150
Tenet Healthcare*	3,666	17
Thermo Fisher Scientific	3,304	167
UnitedHealth Group	9,766	545
Varian Medical Systems*	1,016	60
Waters*	818	65

	Number of Shares	Value (000)

Watson Pharmaceuticals*	1,219	$87
WellPoint	3,027	204
Zimmer Holdings	1,621	98

		12,888

Industrials — 10.4%
3M	6,390	539
Avery Dennison	962	28
Boeing (The)	6,882	479
C.H. Robinson Worldwide	1,559	91
Caterpillar	5,880	515
Cintas	1,028	38
Cooper Industries PLC	1,418	100
CSX	9,362	196
Cummins	1,680	163
Danaher	5,283	275
Deere	3,699	273
Dover	1,722	97
Dun & Bradstreet (The)	451	30
Eaton	3,039	130
Emerson Electric	6,738	315
Equifax	1,113	50
Expeditors International of Washington	1,983	76
Fastenal	2,808	124
FedEx	2,871	256
Flowserve	508	52
Fluor	1,549	73
General Dynamics	3,301	211
General Electric	98,679	1,884
Goodrich	1,192	150
Honeywell International	7,142	397
Illinois Tool Works	4,400	247
Ingersoll-Rand PLC (Ireland)	2,756	114
Iron Mountain	1,606	45
Jacobs Engineering Group*	1,159	41
Joy Global	1,003	56
L-3 Communications Holdings	908	62
Lockheed Martin	2,485	206
Masco	2,997	38
Norfolk Southern	3,011	197
Northrop Grumman	2,338	137
PACCAR	3,244	122
Pall	1,076	60
Parker Hannifin	1,402	115
Pitney Bowes#	1,891	26
Precision Castparts	1,347	224
Quanta Services*	1,975	45
Raytheon	3,193	161
Republic Services	2,977	78
Robert Half International	1,302	37
Rockwell Automation	1,318	96
Rockwell Collins	1,406	71
Roper Industries	884	89
RR Donnelley & Sons#	1,685	18
Ryder System	467	20
Snap-On	522	32
Southwest Airlines	7,163	65
Stanley Black & Decker	1,531	101
Stericycle*	815	71
Textron	2,582	61
Tyco International (Switzerland)	4,291	228
Union Pacific	4,343	484

See Notes to Financial Statements.

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M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
United Parcel Service, Cl B	8,924	$669
United Technologies	8,321	617
W.W. Grainger	569	110
Waste Management	4,395	143
Xylem	1,674	42

		11,470

Information Technology — 19.7%
Accenture PLC, Cl A (Ireland)	5,882	336
Adobe Systems*	4,587	142
Advanced Micro Devices*	5,177	31
Akamai Technologies*	1,650	48
Altera	2,880	96
Amphenol, Cl A	1,518	81
Analog Devices	2,735	99
Apple*	8,698	5,025
Applied Materials	11,787	122
Autodesk*	1,955	63
Automatic Data Processing	4,598	240
BMC Software*	1,553	66
Broadcom, Cl A*	4,417	143
CA	3,391	84
Cisco Systems	50,736	829
Citrix Systems*	1,711	125
Cognizant Technology Solutions, Cl A*	2,739	160
Computer Sciences	1,423	38
Corning	13,634	177
Dell*	14,118	174
eBay*	10,642	417
Electronic Arts*	3,159	43
EMC*	19,431	463
F5 Networks*	712	74
Fidelity National Information Services	2,147	70
First Solar*	502	6
Fiserv*	1,288	87
FLIR Systems	1,439	31
Google, Cl A*	2,337	1,357
Harris	1,061	42
Hewlett-Packard	18,416	418
Intel	45,949	1,187
International Business Machines	10,693	2,063
Intuit	2,728	153
Jabil Circuit	1,692	32
JDS Uniphase*	2,049	21
Juniper Networks*	4,936	85
KLA-Tencor	1,509	69
Lexmark International, Cl A	706	18
Linear Technology	2,118	61
LSI*	5,103	34
Mastercard, Cl A	1,006	409
Microchip Technology	1,766	55
Micron Technology*	8,549	50
Microsoft (A)	68,889	2,011
Molex	1,254	29
Motorola Solutions	2,764	133
NetApp*	3,369	100
Novellus Systems*	631	26
NVIDIA*	5,778	72
Oracle	36,645	970
Paychex	3,030	91
QUALCOMM	15,664	898

	Number of Shares	Value (000)

Red Hat*	1,834	$94
SAIC	2,503	28
Salesforce.com*	1,242	172
SanDisk*	2,299	75
Symantec*	6,813	101
TE Connectivity (Switzerland)	3,930	124
Teradata*	1,544	103
Teradyne*	1,701	25
Texas Instruments	10,507	299
Total System Services	1,450	34
VeriSign*	1,486	57
Visa, Cl A	4,686	540
Western Digital*	2,257	71
Western Union (The)	5,795	95
Xerox	12,358	89
Xilin	2,429	78
Yahoo!*	11,174	170

		21,809

Materials — 3.4%
Air Products & Chemicals	1,942	153
Airgas	631	55
Alcoa	9,616	82
Allegheny Technologies	955	31
Ball	1,443	58
Bemis	961	29
CF Industries Holdings	616	105
Cliffs Natural Resources	1,187	57
Dow Chemical (The)	10,772	335
E.I. du Pont de Nemours	8,428	407
Eastman Chemical	1,289	60
Ecolab	2,728	172
FMC	1,300	66
Freeport-McMoRan Copper & Gold	8,943	286
International Flavors & Fragrances	733	41
International Paper	4,081	119
MeadWestvaco	1,573	43
Monsanto	5,035	389
Mosaic (The)	2,803	134
Newmont Mining	4,848	229
Nucor	2,919	104
Owens-Illinois*	1,473	29
PPG Industries	1,429	148
Praxair	2,810	299
Sealed Air	1,740	27
Sherwin-Williams (The)	812	105
Sigma-Aldrich	1,114	77
Titanium Metals	764	9
United States Steel#	1,222	25
Vulcan Materials	1,204	42

		3,716

Telecommunication Services — 3.2%
AT&T	55,719	1,904
CenturyLink	5,826	228
Crown Castle International*	2,517	137
Frontier Communications#	9,620	36
MetroPCS Communications*	2,746	18
Sprint Nextel*	27,539	71
Verizon Communications	26,669	1,110
Windstream	5,547	52

		3,556

See Notes to Financial Statements.

88

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — 3.8%
AES (The)*	6,141	$74
AGL Resources	1,115	42
Ameren	2,311	75
American Electric Power	4,604	177
CenterPoint Energy	4,061	82
CMS Energy	2,418	56
Consolidated Edison	2,824	171
Dominion Resources	5,483	286
DTE Energy	1,636	93
Duke Energy	12,777	281
Edison International	3,126	141
Entergy	1,680	108
Exelon	8,222	304
FirstEnergy	4,018	188
Integrys Energy Group	754	41
NextEra Energy	3,970	259
NiSource	2,757	69
Northeast Utilities	2,918	105
NRG Energy*	2,163	33
ONEOK	993	82
Pepco Holdings	2,225	42
PG&E	3,898	170
Pinnacle West Capital	1,070	53
PPL	5,543	152
Progress Energy	2,819	155
Public Service Enterprise Group	4,845	151
SCANA	1,110	52
Sempra Energy	2,294	149
Southern (The)	8,291	381
TECO Energy	2,121	37
Wisconsin Energy	2,249	85
Xcel Energy	4,718	132

		4,226

Total Common Stocks (Cost $72,282)		109,836

WARRANT — 0.0%
Kinder Morgan Delaware	4,636	11

Total Warrant (Cost $9)		11

AFFILIATED MONEY MARKET FUND — 0.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	653,114	653

Total Affiliated Money Market Fund (Cost $653)		653
Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.8% (Cost $72,944)		110,500

	Number of Shares	Value (000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	141,544	142

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $142)‡		142

TOTAL INVESTMENTS — 99.9%
(Cost $73,086)**		110,642
Other Assets & Liabilities – 0.1%		$129
TOTAL NET ASSETS — 100.0%		$110,771

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $79,862.

Gross unrealized appreciation (000)	$39,740
Gross unrealized depreciation (000)	(8,960)

Net unrealized appreciation (000)	$30,780

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 138 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

S&P 500® Mini Composite Index	7	$480	06/15/12	$(22)

Cash in the amount of $24,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $527,879 have been segregated by the Fund.

See Notes to Financial Statements.

89

P N C  S & P  5 0 0  I n d e x  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$653	$–	$–	$ 653

Common Stocks	109,836	–	–	109,836

Warrant	11	–	–	11

Short Term Investment Purchased With Collateral From Securities Loaned	142	–	–	142

Total Assets – Investments in Securities	$110,642	$–	$–	$110,642

Other Financial Instruments

Futures Contracts	$(22)	–	–	$ (22)

Total Assets - Other Financial Instruments	$(22)	$–	$–	$ (22)

See Notes to Financial Statements.

90

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Number of Shares	Value (000)
COMMON STOCKS — 97.1%
Consumer Discretionary — 17.9%
Aaron’s	113,050	$3,001
American Axle & Manufacturing Holdings*	372,410	3,448
Buckle (The)#	35,070	1,373
Coinstar*#	50,930	3,129
Dorman Products*	52,830	2,543
HSN	41,840	1,628
Madison Square Garden (The)*	93,520	3,506
Penn National Gaming*	54,320	2,496
Tractor Supply	37,370	3,414
WMS Industries*	76,482	1,570
Wolverine World Wide	37,920	1,612

		27,720

Consumer Staples — 4.2%
Boston Beer (The), Cl A*#	18,110	1,899
Corn Products International	40,000	2,043
TreeHouse Foods*	44,040	2,511

		6,453

Energy — 7.8%
Atwood Oceanics*	50,250	1,920
Contango Oil & Gas*	52,530	2,760
Oil States International*	31,540	2,099
Swift Energy*	76,080	1,515
World Fuel Services	102,660	3,850

		12,144

Financials — 21.5%
AmTrust Financial Services#	201,100	5,782
Bank of the Ozarks	179,540	5,214
Credit Acceptance*	15,990	1,355
FirstService (Canada)*	68,450	1,789
Home BancShares	84,450	2,375
Portfolio Recovery Associates*	66,850	4,620
Prosperity Bancshares	49,590	2,118
RLI	39,330	2,621
Virtus Investment Partners*	67,390	4,777
World Acceptance*	37,550	2,570

		33,221

Healthcare — 9.9%
Bio-Reference Labs*	108,446	2,086
Catalyst Health Solutions*	45,060	3,914
MWI Veterinary Supply*	38,820	3,608
Neogen*	61,230	2,384
PAREXEL International*	123,410	3,303

		15,295

Industrials — 19.6%
Actuant	93,200	2,439
BE Aerospace*	100,330	4,346
Colfax*	138,240	3,916
EnerSys*	123,570	4,075
Esterline Technologies*	48,100	3,107
Genesee & Wyoming, Cl A*	36,030	1,805
HEICO#	61,175	2,549
ICF International*	95,410	2,147
Regal-Beloit	41,450	2,499
Triumph Group	58,300	3,489

		30,372

	Number of Shares	Value (000)

Information Technology — 15.1%
Finisar*	87,460	$1,255
Liquidity Services*	78,040	4,986
Open Text (Canada)*#	48,390	2,340
OSI Systems*	98,260	6,271
Rofin-Sinar Technologies*	88,910	1,765
Tyler Technologies*	97,020	3,619
Wright Express*	57,410	3,218

		23,454

Materials — 1.1%
Balchem	60,115	1,746

Total Common Stocks (Cost $115,429)		150,405

AFFILIATED MONEY MARKET FUND — 2.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	4,468,778	4,469

Total Affiliated Money Market Fund (Cost $4,469)		4,469

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.0% (Cost $119,898)		154,874

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 8.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	13,733,787	13,734

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $13,734)‡		13,734

TOTAL INVESTMENTS — 108.9% (Cost $133,632)**		168,608
Other Assets & Liabilities – (8.9)%		(13,812)
TOTAL NET ASSETS — 100.0%		$154,796

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $133,745.

Gross unrealized appreciation (000)	$40,051
Gross unrealized depreciation (000)	(5,188)

Net unrealized appreciation (000)	$34,863

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 13,456 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 93.

See Notes to Financial Statements.

91

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

Russell Mini	9	$731	06/15/12	$(46)

Cash in the amount of $54,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $803,605 have been segregated by the Fund.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$ 4,469	$–	$–	$ 4,469

Common Stocks	150,405	–	–	150,405

Short Term Investment Purchased With Collateral From Securities Loaned	13,734	–	–	13,734

Total Assets – Investments in Securities	$168,608	$–	$–	$168,608

Other Financial Instruments

Futures Contracts	(46)	–	–	$ (46)

Total Liabilities - Other Financial Instruments	$ (46)	$–	$–	$ (46)

See Notes to Financial Statements.

92

P N C  E q u i t y  F u n d s

I N V E S T M E N T  A B B R E V I AT I O N S  A N D  D E F I N I T I O N S

M a y  3 1 ,  2 0 1 2

ADR — American Depository Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PCL — Public Company Limited

PLC — Public Limited Company

RB — Revenue Bond

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

93

P N C  E q u i t y  F u n d s

S TAT E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$54,485	$277,325	$20,278	$67,950
Investments in affiliates at value	2,597	31,627	311	633
Short term investment in affiliates held as collateral for loaned securities at value	556	25,406	–	–

Total Investments at value(1)(3)	57,638	334,358	20,589	68,583

Initial margin held by broker for open futures contracts	20	479	–	35
Receivable for investments sold	210	–	–	1,712
Receivable for shares of beneficial interest issued	6	4	–	8
Dividends and interest receivable	246	1,350	55	144
Foreign currency, at value(2)	6	460	–	–
Prepaid expenses	18	23	13	15

Total Assets	58,144	336,674	20,657	70,497

LIABILITIES
Payable for collateral for loaned securities	556	25,406	–	–
Payable for shares of beneficial interest redeemed	4	14	–	17
Payable for investment securities purchased	330	773	66	1,278
Variation margin payable to broker for open futures contracts	4	75	–	–
Investment advisory fees payable	36	275	8	44
12b-1 fees payable
Class A	3	3	1	4
Class C	1	–	–	–
Shareholder servicing fees payable
Class A	2	2	1	3
Administration fees payable	4	20	2	4
Custodian fees payable	2	19	–	1
Transfer agent fees payable	6	11	3	13
Trustees’ fees payable	2	9	–	2
Foreign tax payable	1	7	–	–
Other liabilities	34	71	11	25

Total Liabilities	985	26,685	92	1,391

TOTAL NET ASSETS	$57,159	$309,989	$20,565	$69,106

Investments in non-affiliates at cost	$53,613	$318,460	$18,413	$55,897
Investments in affiliates at cost	2,597	31,627	311	633
Short term investment in affiliates held as collateral for loaned securities at cost	556	25,406	–	–

(1) Total Investments at cost	$56,766	$375,493	$18,724	$56,530

(2) Foreign currency, at cost	$6	$463	$–	$–

(3) Includes securities on loan with a value of	$543	$23,190	$–	$–

See Notes to Financial Statements.

94

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$66,302	$423,891	$56,364	$115,117
Undistributed Net Investment Income	107	3,034	40	166
Accumulated Net Realized Loss on Investments and Futures	(10,079)	(74,839)	(37,705)	(58,202)
Net Unrealized Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	(16)	–	–
Net Unrealized Appreciation (Depreciation) on Investments and Futures	829	(42,081)	1,865	12,025

Total Net Assets	$57,159	$309,989	$20,564	$69,106

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$45,921,851	$301,919,317	$17,839,995	$56,731,237

Class I shares outstanding	4,384,408	23,245,871	1,652,759	3,277,870

Net Asset Value, Offering and Redemption Price Per Share	$10.47	$12.99	$10.79	$17.31

Net assets applicable to Class A	$10,439,566	$7,756,745	$2,596,201	$12,158,541

Class A shares outstanding	993,668	601,399	245,506	716,698

Net Asset Value and Redemption Price Per Share	$10.51	$12.90	$10.57	$16.96

Maximum Offering Price Per Share(4)	$11.03	$13.65	$11.19	$17.95

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$797,998	$312,902	$128,338	$216,229

Class C shares outstanding	76,673	25,121	13,037	13,913

Net Asset Value and Offering Price Per Share	$10.41	$12.46	$9.84	$15.54

(4)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

95

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$121,454	$40,817	$15,412	$26,393
Investments in affiliates at value	3,434	849	313	302
Short term investment in affiliates held as collateral for loaned securities at value	–	–	387	740

Total Investments at value(1)(2)	124,888	41,666	16,112	27,435

Receivable for investments sold	–	513	–	–
Receivable for shares of beneficial interest issued	5	6	20	3
Dividends and interest receivable	390	80	23	9
Prepaid expenses	14	14	12	12

Total Assets	125,297	42,279	16,167	27,459

LIABILITIES
Payable for collateral for loaned securities	–	–	387	740
Payable for shares of beneficial interest redeemed	37	9	10	3
Payable for investment securities purchased	–	–	165	–
Investment advisory fees payable	82	28	9	4
12b-1 fees payable
Class A	7	4	–	3
Class C	–	1	–	–
Shareholder servicing fees payable
Class A	5	3	–	4
Administration fees payable	7	3	1	2
Custody fees payable	1	–	–	–
Transfer agent fees payable	15	9	–	16
Trustees’ fees payable	4	2	–	1
Other liabilities	33	21	11	15

Total Liabilities	191	80	583	788

TOTAL NET ASSETS	$125,106	$42,199	$15,584	$26,671

Investments in non-affiliates at cost	$124,824	$43,239	$13,943	$24,712
Investments in affiliates at cost	3,434	849	313	302
Short term investment in affiliates held as collateral for loaned securities at cost	–	–	387	740

(1)Total Investments at cost	$128,258	$44,088	$14,643	$25,754

(2)Includes securities on loan with a value of	$–	$–	$378	$724

See Notes to Financial Statements.

96

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$244,048	$111,096	$22,674	$33,109
Undistributed Net Investment Income	374	67	27	43
Accumulated Net Realized Loss on Investments and Futures	(115,946)	(66,542)	(8,586)	(8,162)
Net Unrealized Appreciation (Depreciation) on Investments and Futures	(3,370)	(2,422)	1,469	1,681

Total Net Assets	$125,106	$42,199	$15,584	$26,671

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$102,960,317	$29,128,998	$15,298,119	$9,673,434

Class I shares outstanding	7,571,271	2,407,073	1,403,552	820,556

Net Asset Value, Offering and Redemption Price Per Share	$13.60	$12.10	$10.90	$11.79

Net assets applicable to Class A	$22,019,607	$11,560,854	$285,463	$16,875,365

Class A shares outstanding	1,624,092	960,692	26,263	1,451,265

Net Asset Value and Redemption Price Per Share	$13.56	$12.03	$10.87	$11.63

Maximum Offering Price Per Share(3)	$14.35	$12.73	$11.50	$12.31

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$126,430	$1,508,995	$11	$121,826

Class C shares outstanding	9,474	129,930	1	10,470

Net Asset Value and Offering Price Per Share	$13.34	$11.61	$11.00	$11.64

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

97

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
ASSETS
Investments in non-affiliates at value	$23,030	$109,847	$150,405
Investments in affiliates at value	318	653	4,469
Short term investment in affiliates held as collateral for loaned securities at value	2,764	142	13,734

Total Investments at value(1)(2)	26,112	110,642	168,608

Initial margin held by broker for open futures contracts	–	25	54
Receivable for shares of beneficial interest issued	7	20	27
Variation margin receivable from broker for open futures contracts	–	–	1
Dividends and interest receivable	24	288	34
Prepaid expenses	13	19	21

Total Assets	26,156	110,994	168,745

LIABILITIES
Payable for collateral for loaned securities	2,764	142	13,734
Payable for shares of beneficial interest redeemed	11	14	15
Investment advisory fees payable	14	12	133
12b-1 fees payable
Class A	3	2	1
Class C	1	1	–
Shareholder servicing fees payable
Class A	3	4	1
Administration fees payable	2	6	9
Custody fees payable	–	3	1
Transfer agent fees payable	10	5	16
Trustees’ fees payable	1	3	4
Other liabilities	16	31	35

Total Liabilities	2,825	223	13,949

TOTAL NET ASSETS	$23,331	$110,771	$154,796

Investments in non-affiliates at cost	$22,103	$72,291	$115,429
Investments in affiliates at cost	318	653	4,469
Short term investment in affiliates held as collateral for loaned securities at cost	2,764	142	13,734

(1)Total Investments at cost	$25,185	$73,086	$133,632

(2)Includes securities on loan with a value of	$2,656	$138	$13,456

See Notes to Financial Statements.

98

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$82,926	$83,446	$129,579
Undistributed (Distributions in Excess of) Net Investment Income	158	365	(842)
Accumulated Net Realized Loss on Investments and Futures	(60,680)	(10,574)	(8,871)
Net Unrealized Appreciation on Investments and Futures	927	37,534	34,930

Total Net Assets	$23,331	$110,771	$154,796

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$9,623,047	$88,355,078	$151,860,428

Class I shares outstanding	777,013	8,450,019	11,687,606

Net Asset Value, Offering and Redemption Price Per Share	$12.38	$10.46	$12.99

Net assets applicable to Class A	$12,704,535	$20,711,689	$2,209,713

Class A shares outstanding	1,110,036	1,989,337	173,408

Net Asset Value and Redemption Price Per Share	$11.45	$10.41	$12.74

Maximum Offering Price Per Share(3)	$12.12	$10.68	$13.48

Maximum Sales Charge Per Share	5.50%	2.50%	5.50%

Net assets applicable to Class C	$1,003,741	$1,704,148	$725,972

Class C shares outstanding	97,533	164,743	60,415

Net Asset Value and Offering Price Per Share	$10.29	$10.34	$12.02

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

99

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R AT I O N S ( 0 0 0 )

F o r  t h e  Ye a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends from unaffiliated investments	$751	$8,450	$374
Dividends from affiliated investments(1)	209	27	–
Interest	800	2	–
Income from affiliated funds(1)	1	10	2
Security lending income from non-affiliated investments	16	482	–
Security lending income from affiliated funds(1)	1	7	–
Less: foreign taxes withheld	(9)	(787)	–
Total Investment Income	1,769	8,191	376
Expenses:
Investment advisory fees	504	3,294	136
Administration fees	41	214	13
12b-1 fees:
Class A	4	5	1
Class C	6	3	1
Shareholder servicing fees:
Class A	28	23	8
Class C	2	1	–
Transfer agent fees	53	103	22
Custodian fees	20	171	5
Professional fees	16	48	10
Pricing service fees	50	44	3
Printing and shareholder reports	13	46	5
Registration and filing fees	36	72	29
Trustees’ fees	5	24	1
Miscellaneous	17	42	6
Total Expenses	795	4,090	240
Less:
Waiver of investment advisory fees(1)	(82)	–	(59)
12b-1 fee reversal:(2)
Class A	(10)	(10)	(3)
Net Expenses	703	4,080	178
Net Investment Income	1,066	4,111	198
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	3,274	(15,744)	964
Net realized gain (loss) on affiliated investments sold(1)	(1,088)	(76)	–
Net realized loss on futures	(3)	(241)	–
Net realized loss on foreign currency transactions	(53)	(520)	–
Net change in unrealized depreciation on investments	(5,945)	(58,716)	(1,445)
Net change in unrealized depreciation on futures	(56)	(1,328)	–
Net change in unrealized depreciation on foreign currency translation	–	(253)	–
Net Loss on Investments	(3,871)	(76,878)	(481)
Payment by Affiliate(3)	2	45	–
Net Decrease in Net Assets Resulting from Operations	$(2,803)	$(72,722)	$(283)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.
(3)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

100

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 1,259	$ 3,643	$ 1,195	$ 202	$ 338
–	–	–	2	–
–	–	–	–	–
–	1	1	2	–
1	–	–	5	22
–	–	–	–	–
(2)	–	–	(3)	(17)
1,258	3,644	1,196	208	343

588	1,084	520	152	285
44	79	40	11	18
7	12	9	–	6
2	1	14	–	1
33	60	46	1	46
1	–	5	–	–
107	128	71	3	130
9	5	4	3	3
18	23	16	9	11
3	2	2	5	5
16	23	17	3	8
30	39	39	27	28
6	10	5	1	2
29	38	20	1	24
893	1,504	808	216	567

(83)	–	–	(71)	(244)

(14)	(27)	(41)	–	(10)
796	1,477	767	145	313
462	2,167	429	63	30

7,099	(507)	(3,854)	1,177	4,125
–	–	–	27	(15)
(80)	–	–	–	–
–	–	–	–	–
(7,514)	(7,735)	(6,606)	(2,110)	(6,620)
(31)	–	–	–	–
–	–	–	–	–
(526)	(8,242)	(10,460)	(906)	(2,510)
–	–	–	–	–
$ (64)	$ (6,075)	$ (10,031)	$ (843)	$ (2,480)

See Notes to Financial Statements.

101

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R AT I O N S  ( 0 0 0 )

F o r  t h e  Ye a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated investments	$702	$2,411	$923
Dividends from affiliated investments(1)	–	13	–
Income from affiliated funds(1)	–	1	2
Security lending income from non-affiliated investments	18	4	254
Security lending income from affiliated funds(1)	1	–	4
Less: foreign taxes withheld	(2)	–	(3)
Total Investment Income	719	2,429	1,180
Expenses:
Investment advisory fees	287	137	1,616
Administration fees	18	62	88
12b-1 fees:
Class A	6	1	1
Class C	9	13	5
Shareholder servicing fees:
Class A	37	51	6
Class C	3	4	2
Transfer agent fees	79	42	122
Custodian fees	4	25	12
Professional fees	11	23	29
Pricing service fees	5	22	2
Printing and shareholder reports	8	16	33
Registration and filing fees	33	37	41
Trustees’ fees	2	8	12
Miscellaneous	21	23	51
Total Expenses	523	464	2,020
Less:
Waiver of investment advisory fees(1)	(109)	–	–
12b-1 fee reversal:(2)
Class A	(16)	–	(2)
Net Expenses	398	464	2,018
Net Investment Income (Loss)	321	1,965	(838)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	3,262	724	(440)
Net realized gain on affiliated investments sold(1)	171	26	–
Net realized gain on futures	–	55	80
Net change in unrealized appreciation/depreciation on investments	(7,576)	(3,556)	2,487
Net change in unrealized depreciation on futures	–	(30)	(159)
Net Gain (Loss) on Investments	(4,143)	(2,781)	1,968
Payment by Affiliate(3)	–	1	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,822)	$(815)	$1,130

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.
(3)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

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P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
Investment Activities:
Net investment income	$1,066	$1,305	$4,111	$3,957
Net realized gain (loss) on investments sold, futures and foreign currency transactions	2,130	5,771	(16,581)	47,385
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	(6,001)	9,729	(60,297)	53,460
Payment by affiliate(1)	2	–	45	–
Net increase (decrease) in net assets resulting from operations	(2,803)	16,805	(72,722)	104,802
Dividends to Shareholders
Dividends from net investment income:
Class I	(976)	(1,160)	(3,951)	(2,935)
Class A	(168)	(149)	(83)	(66)
Class C	(6)	(4)	–	–
Total dividends	(1,150)	(1,313)	(4,034)	(3,001)
Share Transactions:
Proceeds from shares issued:
Class I	5,042	10,347	51,256	32,071
Class A	571	285	142	171
Class C	21	64	31	84
Reinvestment of dividends and distributions:
Class I	939	1,113	2,080	1,356
Class A	159	142	75	60
Class C	6	4	–	–
Total proceeds from shares issued and reinvested	6,738	11,955	53,584	33,742
Value of shares redeemed:
Class I	(37,074)	(25,799)	(41,414)	(78,868)
Class A	(2,741)	(3,379)	(1,770)	(2,579)
Class C	(100)	(607)	(81)	(114)
Total value of shares redeemed	(39,915)	(29,785)	(43,265)	(81,561)
Increase (decrease) in net assets from share transactions	(33,177)	(17,830)	10,319	(47,819)
Contributions of capital by affiliate(1)	–	–	14	–
Total increase (decrease) in net assets	(37,130)	(2,338)	(66,423)	53,982
Net Assets:
Beginning of year	94,289	96,627	376,412	322,430
End of year*	$57,159	$94,289	$309,989	$376,412

*Including undistributed net investment income	$107	$223	$3,034	$3,390

(1)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

104

Large Cap Core Equity Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011

$ 198	$ 190	$ 462	$ 396	$ 2,167	$ 2,766	$ 429	$ 482

964	2,337	7,019	13,882	(507)	13,960	(3,854)	14,188

(1,445)	2,427	(7,545)	11,828	(7,735)	29,593	(6,606)	11,570
–	–	–	–	–	–	–	–

(283)	4,954	(64)	26,106	(6,075)	46,319	(10,031)	26,240

(163)	(153)	(345)	(583)	(1,854)	(2,714)	(390)	(919)
(25)	(24)	(28)	(60)	(299)	(325)	(23)	(367)
–	–	–	–	(1)	(1)	–	–
(188)	(177)	(373)	(643)	(2,154)	(3,040)	(413)	(1,286)

7,321	4,022	1,954	1,732	7,648	11,931	4,331	9,370
50	117	129	168	154	350	956	5,351
19	6	5	29	2	3	19	86

115	116	190	305	988	1,640	233	564
24	24	25	56	273	297	21	340
–	–	–	–	1	1	–	–

7,529	4,285	2,303	2,290	9,066	14,222	5,560	15,711

(3,620)	(7,519)	(25,188)	(40,008)	(50,720)	(109,293)	(42,098)	(27,265)
(881)	(931)	(3,253)	(3,539)	(5,779)	(6,510)	(22,219)	(25,816)
(68)	(17)	(75)	(50)	(22)	(107)	(719)	(2,105)
(4,569)	(8,467)	(28,516)	(43,597)	(56,521)	(115,910)	(65,036)	(55,186)

2,960	(4,182)	(26,213)	(41,307)	(47,455)	(101,688)	(59,476)	(39,475)
–	–	–	–	–	–	–	–
2,489	595	(26,650)	(15,844)	(55,684)	(58,409)	(69,920)	(14,521)

18,075	17,480	95,756	111,600	180,790	239,199	112,119	126,640
$20,564	$18,075	$ 69,106	$ 95,756	$125,106	$ 180,790	$ 42,199	$112,119

$ 40	$ 30	$ 166	$ 77	$ 374	$ 376	$ 67	$ 51

See Notes to Financial Statements.

105

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended		For the Year Ended
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
Investment Activities:
Net investment income (loss)	$63	$68	$30	$(108)
Net realized gain (loss) on investments sold and futures	1,204	4,745	4,110	5,324
Net change in unrealized appreciation/depreciation on investments and futures	(2,110)	525	(6,620)	4,850
Payment by affiliate(1)	–	–	–	–
Net increase (decrease) in net assets resulting from operations	(843)	5,338	(2,480)	10,066
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(30)	(229)	–	(22)
Class A	–	(3)	–	(1)
Class C	–	–	–	–
Distributions from net realized gains:
Class I	–	–	–	(23)
Class A	–	–	–	(47)
Total dividends and distributions	(30)	(232)	–	(93)
Share Transactions:
Proceeds from shares issued:
Class I	880	26	155	565
Class A	71	7	87	114
Class C	–	–	–	–
Reinvestment of dividends and distributions:
Class I	30	229	–	31
Class A	–	3	–	46
Class C	–	–	–	–
Total proceeds from shares issued and reinvested	981	265	242	756
Value of shares redeemed:
Class I	(41)	(8,201)	(743)	(2,824)
Class A	(23)	(101)	(3,152)	(2,681)
Class C	–	–	(2)	(36)
Total value of shares redeemed	(64)	(8,302)	(3,897)	(5,541)
Increase (decrease) in net assets from share transactions	917	(8,037)	(3,655)	(4,785)
Contributions of capital from affiliate(1)	–	–	–	–
Total increase (decrease) in net assets	44	(2,931)	(6,135)	5,188
Net Assets:
Beginning of year	15,540	18,471	32,806	27,618
End of year*	$15,584	$15,540	$26,671	$32,806

*Including undistributed (distributions in excess of) net investment income	$27	$(1)	$43	$–

(1)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

106

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Fund
For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011

$321	$293	$1,965	$1,906	$(838)	$(303)

3,433	5,237	805	4,659	(360)	31,756

(7,576)	4,267	(3,586)	20,069	2,328	18,338
–	–	1	–	–	–

(3,822)	9,797	(815)	26,634	1,130	49,791

(100)	(301)	(1,598)	(1,580)	–	–
(108)	(239)	(312)	(296)	–	–
–	(3)	(13)	(12)	–	–

–	–	–	–	–	–
–	–	–	–	–	–
(208)	(543)	(1,923)	(1,888)	–	–

1,257	2,688	11,108	21,040	9,263	13,268
596	2,220	4,042	3,121	316	352
48	53	125	120	131	67

79	74	1,431	1,400	–	–
103	230	301	284	–	–
–	2	13	12	–	–
2,083	5,267	17,020	25,977	9,710	13,687

(8,806)	(7,494)	(17,135)	(35,478)	(36,354)	(67,460)
(4,748)	(7,132)	(5,853)	(4,162)	(658)	(632)
(346)	(570)	(224)	(207)	(38)	(231)
(13,900)	(15,196)	(23,212)	(39,847)	(37,050)	(68,323)

(11,817)	(9,929)	(6,192)	(13,870)	(27,340)	(54,636)
–	–	–	–	102	–
(15,847)	(675)	(8,930)	10,876	(26,108)	(4,845)

39,178	39,853	119,701	108,825	180,904	185,749
$23,331	$39,178	$110,771	$119,701	$154,796	$180,904

$158	$(1)	$365	$323	$(842)	$(4)

See Notes to Financial Statements.

107

P N C  E q u i t y  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 2

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of May 31, 2012, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Equity Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of Allegiant Funds to PNC Funds.

Effective July 1, 2011, the name of the PNC Small Cap Core Fund was changed to PNC Small Cap Fund.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the PNC Equity Funds. The financial statements of the Fixed Income Funds, Tax Exempt Bond Funds and Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the PNC Equity Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at their bid prices for fixed income securities and at the mean between the most recent bid and asked prices for equity securities. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities;

108

and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

Futures contracts which are valued at their daily closing price.

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 2

—	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; or, short term obligations valued at amortized cost.

—	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

PNC International Equity Fund held securities valued at $12,668,899 as of May 31, 2011 that were transferred from Level 1 to Level 2 of the valuation hierarchy during the fiscal year ended May 31, 2012. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were valued based on quoted prices as of May 31, 2011 that are now being fair value adjusted as of May 31, 2012. The value of securities that were transferred to Level 2 as of May 31, 2012 is $11,298,456.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2012 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

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Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500 Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2012 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the year ended May 31, 2012 are included in the respective Fund’s Statement of Operations.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open as of May 31, 2012 are included in the respective Fund’s Schedule of Investments.

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During the year ended May 31, 2012, the futures transactions executed by the Equity Funds are shown in the following table.

	Notional Cost of Contracts May 31, 2011 (000)	Notional Cost of Contracts Opened (000)	Notional Cost of Contracts Closed (000)	Notional Cost of Contracts May 31, 2012 (000)
Balanced Allocation Fund	$360	$1,291	$(1,299)	$352
International Equity Fund	10,180	34,120	(36,246)	8,054
Large Cap Growth Fund	1,341	16,595	(17,253)	683
S&P 500 Index Fund	731	10,820	(11,071)	480
Small Cap Fund	1,752	7,336	(8,357)	731

Foreign Equity Certificates

The Balanced Allocation and International Equity Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity linked certificates or participation notes. When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the PNC Equity Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”) are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. GE Asset Management, Inc. (“GEAM”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, GEAM is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Balanced Allocation Fund	1.00%	1.29%	2.00%
Large Cap Core Equity Fund	0.94%	1.22%	1.94%
Large Cap Growth Fund	0.98%	1.28%	1.98%
Multi-Factor Small Cap Core Fund	0.95%	1.23%	N/A *
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%
Multi-Factor Small Cap Value Fund	1.25%	1.54%	2.25%

*

The Adviser has contractually agreed to waive fees and reimburse certain expenses of Class C Shares of the Multi-Factor Small Cap Core Fund to the extent necessary so that total annual fund operating expenses do not exceed 1.95% (reflected as a percentage of average daily net assets). As of the date of this report and for the annual period covered by this report, there were no assets in Class C Shares of the Fund, other than initial seed capital.

The expense limitation agreement for the Funds listed in the table above continues from October 1, 2011 through September 30, 2012, at which time the Adviser will determine whether to renew, revise or discontinue it. Additionally, each Fund above may be obligated to pay

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the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to this agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual operating expenses to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available (000)			Amount Recouped
	2014	2015	Total	(000)
Balanced Allocation Fund	$45	$82	$127	$–
Large Cap Core Equity Fund	45	59	104	–
Large Cap Growth Fund	62	83	145	–
Multi-Factor Small Cap Core Fund	56	71	127	–
Multi-Factor Small Cap Growth Fund	188	244	432	–
Multi-Factor Small Cap Value Fund	96	109	205	–

The following tables list the contractual advisory fees and the waivers that were in effect during the year ended May 31, 2012.

	Advisory Fee on Net Assets	Fee Waiver*
Balanced Allocation Fund	0.75%	0.12%
International Equity Fund	1.00%	–
Mid Cap Value Fund	0.75%	–

	Advisory Fee on Net Assets
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver*
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	0.32%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.11%
Large Cap Value Fund	0.75%	0.70%	0.65%	–

	Advisory Fee on Net Assets
	First $50 Million	Next $100 Million	$150 Million and Over
S&P 500 Index Fund	0.15%	0.10%	0.075%

	Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver*
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.47%
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.85%
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	0.38%
Small Cap Fund	1.00%	0.95%	0.90%	–
* These contractual waivers will remain in effect until September 30, 2012.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

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Trustees’ Fees

Effective January 1, 2012, each Trustee receives an annual consolidated fee of $70,000 plus $6,750 for each combined Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. Prior to January 1, 2012, each Trustee received an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board received an additional fee of $16,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2012, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Affiliated Investments

The common stock of PNC Group, the indirect parent company of the Adviser to the Trust, and the common stock of BlackRock, Inc., an affiliate of the Adviser to the Trust, are included in the S&P 500® Index. Like the other stocks in the S&P 500® Index, the S&P 500 Index Fund will invest in the common stocks of PNC Group and BlackRock, Inc. in approximately the same proportions as the percentages those common stocks represent in the S&P 500® Index.

iShares Securities are considered affiliated investments through their affiliation with BlackRock, Inc. Dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of such investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statement of Operations.

The total value at May 31, 2011 and May 31, 2012, purchases, sales proceeds, dividends and realized gain (loss) on affiliated holdings for the year ended May 31, 2012 are shown in the following table.

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	Value of Affiliated Investments at 05/31/11 (000)	Value of Affiliated Investments at 05/31/12 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)	Realized Gain (Loss) on Affiliated Investments Sold (000)
Balanced Allocation Fund
iShares MSCI EAFE Value Index	$5,251	$2,126	$ 508	$2,325	$168	$(1,222)
iShares MSCI Emerging Markets Index Fund	2,802	1,569	–	652	41	31
iShares Russell 2000 Index Fund	–	–	2,261	2,365	–	103
	8,053	3,695	2,769	5,342	209	(1,088)
International Equity Fund
iShares MSCI EAFE Index Fund	1,201	122	7,090	8,068	27	(76)
Multi-Factor Small Cap Core Fund
iShares Russell 2000 Index Fund	82	214	463	379	2	27
Multi-Factor Small Cap Growth Fund
iShares Russell 2000 Index Fund	–	81	403	307	–*	(15)
Multi-Factor Small Cap Value Fund
iShares Russell 2000 Index Fund	–	–	6,568	6,739	–*	171
S&P 500 Index Fund
BlackRock	192	154	7	13	5	(1)
iShares S&P 500 Index Fund	–	–	498	525	1	27
PNC Financial Services Group	320	289	3	28	7	–*
	512	443	508	566	13	26
* Amount represents less than $500.

Affiliated Funds

Pursuant to SEC rules, the PNC Equity Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 9) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the year ended May 31, 2012 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Government Money Market Fund (000)	Institutional Money Market Trust* (000)
Balanced Allocation Fund	$ (596)	$ –	$ (258)
International Equity Fund	26,048	–	(43,267)
Large Cap Core Equity Fund	274	–	–
Large Cap Growth Fund	(841)	–	–
Large Cap Value Fund	(820)	–	–
Mid Cap Value Fund	(783)	–	–
Multi-Factor Small Cap Core Fund	596	(298)	–
Multi-Factor Small Cap Growth Fund	1,042	(621)	–
Multi-Factor Small Cap Value Fund	2,993	(1,373)	–
S&P 500 Index Fund	46	(73)	–
Small Cap Fund	10,836	(11,449)	–

*Advised by BlackRock, Inc.

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2012 are included in the respective Fund’s Schedules of Investments.

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4. Custodian, Distribution/12b-1 Fees and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The Custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003, as further described below. For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser. (See Note 14, “Subsequent Events” for changes made with respect to the Underwriter and the Trust’s Distribution Agreement). The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2012, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Funds in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares.

For the year ended May 31, 2012, the 12b-1 fee accrual rates were as shown in the following table:

	Annual Rate
	Class A	Class C
Balanced Allocation Fund	0.040%	0.75%
International Equity Fund	0.050%	0.75%
Large Cap Core Equity Fund	0.030%	0.75%
Large Cap Growth Fund	0.050%	0.75%
Large Cap Value Fund	0.050%	0.75%
Mid Cap Value Fund	0.050%	0.75%
Multi-Factor Small Cap Core Fund	0.030%	0.75%
Multi-Factor Small Cap Growth Fund	0.030%	0.75%
Multi-Factor Small Cap Value Fund	0.040%	0.75%
S&P 500 Index Fund	0.005%	0.75%
Small Cap Fund	0.050%	0.75%

During the year ended May 31, 2012, a portion of the Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund and Small Cap Fund Class A shares distribution plan payable balances as of May 31, 2011 in excess of actual expenses incurred by the Underwriter were reversed and such amounts are shown as “12b-1 fee reversal” in each Fund’s Statement of Operations.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2012, BNY Mellon received $1,869,062 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the PNC Equity Funds paid $837,826 to BNY Mellon.

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5. Investments

During the year ended May 31, 2012, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$32,816	$62,380
International Equity Fund	118,935	95,707
Large Cap Core Equity Fund	13,663	10,950
Large Cap Growth Fund	47,456	72,855
Large Cap Value Fund	32,162	78,671
Mid Cap Value Fund	15,795	77,770
Multi-Factor Small Cap Core Fund	12,410	11,746
Multi-Factor Small Cap Growth Fund	31,122	34,565
Multi-Factor Small Cap Value Fund	26,344	38,603
S&P 500 Index Fund	9,484	15,918
Small Cap Fund	50,702	76,464

During the year ended May 31, 2012, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$7,387	$7,419

6. Federal Income Taxes

Each of the PNC Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the taxpositions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2012 and for each Fund’s open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 are shown in the following table.

	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)

Balanced Allocation Fund
2012	$1,150	$–	$–	$1,150
2011	1,313	–	–	1,313
International Equity Fund
2012	4,034	–	–	4,034
2011	3,001	–	–	3,001

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	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Large Cap Core Equity Fund
2012	188	–	–	188
2011	177	–	–	177
Large Cap Growth Fund
2012	373	–	–	373
2011	643	–	–	643
Large Cap Value Fund
2012	2,154	–	–	2,154
2011	3,040	–	–	3,040
Mid Cap Value Fund
2012	413	–	–	413
2011	1,286	–	–	1,286
Multi-Factor Small Cap Core Fund
2012	30	–	–	30
2011	232	–	–	232
Multi-Factor Small Cap Growth Fund
2012	–	–	–	–
2011	23	70	–	93
Multi-Factor Small Cap Value Fund
2012	208	–	–	208
2011	543	–	–	543
S&P 500 Index Fund
2012	1,923	–	–	1,923
2011	1,888	–	–	1,888
As of May 31, 2012, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$66,302	$ 110	$–	$(9,937)	$–	$ 687	$ (3)	$57,159
International Equity Fund	423,891	3,023	–	(58,591)	(15,602)	(42,722)	(10)	309,989
Large Cap Core Equity Fund	56,364	41	–	(37,474)	(173)	1,807	(1)	20,564
Large Cap Growth Fund	115,117	168	–	(57,907)	(315)	12,046	(3)	69,106
Large Cap Value Fund	244,048	381	–	(115,803)	–	(3,514)	(6)	125,106
Mid Cap Value Fund	111,096	71	–	(65,129)	(1,007)	(2,828)	(4)	42,199
Multi-Factor Small Cap Core Fund	22,674	28	–	(8,356)	(239)	1,478	(1)	15,584
Multi-Factor Small Cap Growth Fund	33,109	44	–	(8,006)	(182)	1,707	(1)	26,671
Multi-Factor Small Cap Value Fund	82,926	161	–	(60,680)	(91)	1,016	(1)	23,331
S&P 500 Index Fund	83,446	368	–	(3,819)	–	30,780	(4)	110,771
Small Cap Fund	129,579	–	–	(8,803)	(837)	34,863	(6)	154,796

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, paydowns, foreign currency translation and the expiration of capital loss caryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2012:

118

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Shares of Beneficial Interest (000)
Balanced Allocation Fund	$ (32)	$ 32	$ –
International Equity Fund	(433)	433	–
Large Cap Value Fund	(15)	15	–
Mid Cap Value Fund	–*	–*	–
Multi-Factor Small Cap Core Fund	(5)	6	(1)
Multi-Factor Small Cap Growth Fund	13	(13)	–
Multi-Factor Small Cap Value Fund	46	(46)	–
Small Cap Fund	–*	–*	–
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2012, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Balanced Allocation Fund	$1,944
Large Cap Core Equity Fund	1,142
Large Cap Growth Fund	7,283
Multi-Factor Small Cap Core Fund	1,435
Multi-Factor Small Cap Growth Fund	4,272
Multi-Factor Small Cap Value Fund	3,418
S&P 500 Index Fund	401

At May 31, 2012, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2016	2017	2018	Indefinite	Total
Balanced Allocation Fund	$–	$5,822	$4,115	$–	$9,937
International Equity Fund(1)	–	44,451	13,237	903	58,591
Large Cap Core Equity Fund(3)	9,594	–	27,880	–	37,474
Large Cap Growth Fund(3)	17,041	–	40,866	–	57,907
Large Cap Value Fund	–	70,921	44,150	732	115,803
Mid Cap Value Fund	–	40,981	20,694	3,454	65,129
Multi-Factor Small Cap Core Fund	–	4,504	3,852	–	8,356
Multi-Factor Small Cap Growth Fund(2)	–	8,006	–	–	8,006
Multi-Factor Small Cap Value Fund	–	36,352	24,328	–	60,680
S&P 500 Index Fund	–		3,819	–	3,819
Small Cap Fund(1)	–	7,413	712	678	8,803

(1)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.
(2)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth on July 24, 2009.
(3)	The Funds were subject to limitations not related to the respective Funds’ mergers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

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7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class C
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Balanced Allocation Fund
Shares issued	488	1,037	53	28	2	6
Shares reinvested	91	117	16	15	1	–
Shares redeemed	(3,697)	(2,681)	(263)	(340)	(10)	(59)
Net decrease	(3,118)	(1,527)	(194)	(297)	(7)	(53)

International Equity Fund
Shares issued	3,695	2,112	10	12	2	6
Share reinvested	167	90	6	4	–	–
Shares redeemed	(2,980)	(5,501)	(126)	(177)	(6)	(8)
Net increase (decrease)	882	(3,299)	(110)	(161)	(4)	(2)

Large Cap Core Equity Fund
Shares issued	666	435	5	12	2	1
Shares reinvested	11	12	2	3	–	–
Shares redeemed	(341)	(750)	(85)	(96)	(7)	(2)
Net increase (decrease)	336	(303)	(78)	(81)	(5)	(1)

Large Cap Growth Fund
Shares issued	115	118	8	11	–	2
Shares reinvested	12	19	2	4	–	–
Shares redeemed	(1,500)	(2,682)	(198)	(236)	(5)	(4)
Net decrease	(1,373)	(2,545)	(188)	(221)	(5)	(2)

Large Cap Value Fund
Shares issued	574	966	11	27	–	–
Shares reinvested	75	134	21	24	–	–
Shares redeemed	(3,766)	(8,506)	(429)	(511)	(2)	(9)
Net decrease	(3,117)	(7,406)	(397)	(460)	(2)	(9)

Mid Cap Value Fund
Shares issued	359	776	78	450	2	8
Shares reinvested	20	45	2	28	–	–
Shares redeemed	(3,421)	(2,255)	(1,920)	(2,225)	(61)	(185)
Net decrease	(3,042)	(1,434)	(1,840)	(1,747)	(59)	(177)

Multi-Factor Small Cap Core Fund
Shares issued	89	3	7	1	–	–
Shares reinvested	3	22	–	–	–	–
Shares redeemed	(3)	(767)	(2)	(10)	–	–
Net increase (decrease)	89	(742)	5	(9)	–	–

Multi-Factor Small Cap Growth Fund
Shares issued	13	63	8	11	–	–
Shares reinvested	–	3	–	4	–	–
Shares redeemed	(64)	(303)	(270)	(261)	–	(3)
Net decrease	(51)	(237)	(262)	(246)	–	(3)

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	Class I		Class A		Class C
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Multi-Factor Small Cap Value Fund
Shares issued	95	223	51	203	4	5
Shares reinvested	6	6	9	19	–	–
Shares redeemed	(704)	(642)	(397)	(639)	(32)	(56)
Net decrease	(603)	(413)	(337)	(417)	(28)	(51)

S&P 500 Index Fund
Shares issued	1,093	2,257	389	321	12	13
Shares reinvested	142	150	30	31	1	1
Shares redeemed	(1,648)	(3,677)	(579)	(432)	(22)	(21)
Net decrease	(413)	(1,270)	(160)	(80)	(9)	(7)

Small Cap Fund
Shares issued	767	1,227	25	32	10	6
Shares redeemed	(2,910)	(5,921)	(55)	(55)	(4)	(24)
Net increase (decrease)	(2,143)	(4,694)	(30)	(23)	6	(18)

8. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

9. Securities Lending

To generate additional income, the Equity Funds may lend their securities pursuant to securities lending agreements (“Lending Agreement”). The Equity Funds may lend their securities pursuant to a Lending Agreement with Brown Brothers Harriman (“BBH”), the securities lending agent. Prior to September 7, 2011, the Balanced Allocation and International Equity Funds could lend their international securities pursuant to a Lending Agreement with BNY Mellon Investment Servicing Trust Company, the previous international securities lending agent, and other Equity Funds could lend their securities pursuant to a Lending Agreement with Union Bank NA (“UB”), the previous domestic securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by the securities lending agent.

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There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

10. Contributions of Capital by Affiliate

On September 27, 2011, payments were made by the Adviser of $14,231 and $102,161 to PNC International Equity and PNC Small Cap Funds, respectively. The payments offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. These amounts are included as contributions of capital by affiliate in the respective Fund’s Statement of Changes in Net Assets.

11. Payment by Affiliate

On August 25, 2011, a payment was made by the Adviser in the amount of $906 to offset a trade error in the S&P 500 Index Fund. This amount is included as payment by affiliate in the Fund’s Statement of Operations.

On October 27, 2011, payments were made by the Adviser in the amounts of $1,660 and $45,307 to offset trade errors in Balanced Allocation Fund and International Equity Fund, respectively. These amounts are included as payment by affiliate in the respective Fund’s Statement of Operations.

12. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

13. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective prospectively for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements or disclosures.

14. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Professional Funds Distributor, LLC (“PFD”) was acquired by Foreside Financial Group, LLC which terminated PFD’s prior agreement with the Trust by operation of law effective July 1, 2012. A new distribution agreement between PFD and the Trust, which was approved by the Board at its May 31, 2012 board meeting, became effective July 2, 2012. PFD has since been renamed as PNC Funds Distributor, LLC.

Effective June 1, 2012, Class C Shares of the PNC Multi-Factor Small Cap Core Fund were no longer available for purchase by investors. The share class is now closed.

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( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2012 income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2012 tax year end, please consult your tax adviser as to the pertinence of this notice.

There were no distributions designated as long term capital gains during the fiscal year ended May 31, 2012.

Of the dividends paid by the following Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	75.30%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Value Fund	76.56%
S & P 500 Index Fund	100.00%

If a Fund meets the requirements of section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the United States is $0.349 per share (representing a total of (in thousands) $8,336). The total amount of taxes paid to such countries is $0.028 per share (representing a total of (in thousands) $662).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	81.70%
International Equity Fund	100.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Value Fund	61.57%
S&P 500 Index Fund	100.00%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

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T R U S T E E S  R E V I E W  A N D  A P P R O V A L  O F  S U B - A D V I S O R Y  A G R E E M E N T

( U n a u d i t e d )

Approval of Sub-Advisory Agreement for PNC International Equity Fund

At a meeting held on November 30, 2011, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), met in person and voted to approve the renewal of the Sub-Advisory Agreement between PNC Capital Advisors, LLC (the “Adviser”) and GE Asset Management, Inc. (the “Sub-Adviser”), on behalf of the PNC International Equity Fund (the “Fund”) for a one-year period commencing January 4, 2012.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, reviewed information provided by the Sub-Adviser in response to a letter from the Adviser on behalf of the Trustees concerning the activities of the Sub-Adviser to the Fund and other information relevant to the Trustees’ consideration of the renewal of the Sub-Advisory Agreement. Information provided by the Sub-Adviser addressed, among other matters, the nature of the sub-advisory services provided by the Sub-Adviser, including the personnel dedicated to performing services for the Sub-Adviser and the research, due diligence and investment selection process utilized by the Sub-Adviser; the performance of the Sub-Adviser, including the performance of its other similarly managed accounts; the profitability of the Sub-Adviser related to providing sub-advisory services to PNC International Equity Fund; the operations, policies and procedures and compliance systems of the Sub-Adviser; and risk management and monitoring measures.

In reaching their decision to renew the Sub-Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the Fund and its shareholders, an evaluation based primarily on the nature and quality of the services provided by the Sub-Adviser and the overall reasonableness of the Sub-Advisory Agreement. In considering the nature and quality of the services, the Trustees considered the investment and business operations capabilities of the Sub-Adviser. Based on this review, the Trustees concluded that the Sub-Adviser had the capabilities, resources and personnel necessary to serve as a sub-adviser to the Fund.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Sub-Adviser that would adversely affect or prohibit the Sub-Adviser’s services to the Fund. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board approved the renewal of the Sub-Advisory Agreement.

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P R O X Y  V O T I N G  A N D  Q U A R T E R L Y  S C H E D U L E S  O F  I N V E S T M E N T S

( U n a u d i t e d )

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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P N C  E q u i t y  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’  shares.

(2)The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing  agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

**INVESTMENT ADVISER:**

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

PNC FUNDS

AR-001-0612

# ANNUAL REPORT

May 31, 2012

**PNC Money Market Funds**

PNC FUNDS

PNC MONEY MARKET FUNDS

ANNUAL REPORT

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER PNC FUNDS

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Value Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500 Index Fund

Small Cap Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Maryland Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

Tax Exempt Limited Maturity Bond Fund

T A B L E  O F  C O N T E N T S

Message from the President	1

Summary of Portfolio Holdings	7

Expense Tables	8

Trustees and Officers of the Trust	10

Report of Independent Registered Public Accounting Firm	12

	Financial Highlights	Schedule of Investments

Government Money Market Fund	13	19

Money Market Fund	14	22

Ohio Municipal Money Market Fund	15	27

Pennsylvania Tax Exempt Money Market Fund	16	29

Tax Exempt Money Market Fund	17	31

Treasury Money Market Fund	18	35

Investment Abbreviations and Definitions		37

Statements of Assets and Liabilities		38

Statements of Operations		42

Statements of Changes in Net Assets		44

Notes to Financial Statements		46

Notice to Shareholders		54

Proxy Voting and Quarterly Schedules of Investments		54

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), formerly known as Professional Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

P N C  M o n e y  M a r k e t   F u n ds

A  M E S S A G E  F R O M  T H E  P  R E S I D E N T

Dear Shareholders:

We are pleased to present this annual report for the PNC Money Market Funds. This report provides a detailed review of the markets, the portfolios and our management strategies. We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income and equity mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2012, especially given the volatility experienced during the annual period.

Economic Review

The U.S. economy experienced numerous fits and starts during the annual period, as it grappled with a wide range of headline dominating issues including extended housing sector price weakness: aggressive fiscal and monetary policies; commodity price gyrations; the European sovereign and bank debt crises; and the stock market correction of the summer of 2011. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first calendar quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to 1.8% in the third quarter of 2011. The fourth quarter of 2011 saw an acceleration of GDP to 3.0%, but then relative softness returned with GDP retreating to an updated estimate of 1.9% for the first quarter of 2012.

As the annual period began in June 2011, U.S. consumers struggled with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of 2011. Capital spending and reinvestment were at extremely low levels, and cash of corporate balance sheets remained at all-time highs. Headlines regarding U.S. fiscal concerns and European sovereign debt troubles continued to dominate throughout the fourth quarter of 2011. However, fourth quarter GDP appeared to confirm that the U.S. recovery, though restrained, managed to remain in place despite outside pressures. Consumers showed marked improvement during the quarter, at least according to confidence surveys and post-holiday retail reports. Some of the boost in the consumer confidence may have been due to the decline in the unemployment rate from 9% to 8.6% and the four consecutive weeks of initial jobless claims below 400,000 to end the calendar year. The year also ended with strength in the housing market, as pending home sales jumped to its highest level in 19 months.

“...U.S. fiscal concerns and European sovereign debt troubles continued to dominate...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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“...yields in the taxable and tax-exempt money markets remained at low levels.”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

The first quarter of 2012 showed substantial progress in the building blocks of a self-sustaining economic expansion. Most encouraging, perhaps, employment growth picked up with an average monthly payroll gain in excess of 200,000 over the prior six months. The unemployment rate dropped to 8.3% as of March 2012. Initial unemployment claims — the weekly measure of new layoffs — stood at levels last seen in the spring of 2008 just before the financial crisis picked up speed. Concurrent with the better employment growth, consumption gradually improved with a pickup in both motor vehicle purchases and solid sales within the retail sector. Nearly as important, bank credit began to grow again.

In April and May 2012, the strength of the U.S. economic recovery came into question once again. The U.S. labor market appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, suggesting that some of the stronger job reports from earlier in 2012 might have been boosted by the mild winter. The government’s first estimate of first quarter 2012 GDP was also lower than expected at 2.2%. However, April’s housing market data showed some signs of stabilization, and consumer confidence modestly increased. In May, housing starts fell, although the entire drop occurred in the multifamily sector. New home construction actually rose 3.2% during the month. Industrial production slipped, retail sales slid and consumer confidence stumbled. May’s gain of 69,000 additional jobs on the non-farm payroll report was the weakest report in more than a year, prompting markets to wonder if the Fed will yet again initiate further stimulus. The good news in May — and that which may enable the Fed to concentrate on its long-term objective of keeping interest rates low until at least the end of 2014 — was that headline inflation declined even more than what the markets were expecting, with changes in the price of energy, including gasoline, primarily responsible for pushing consumer prices down.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period and Fed officials extending in January 2012 their expected time horizon from mid 2013 to late 2014 for short-term interest rates to stay low, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was an increase in demand and a contraction in supply. During the first half of the annual period in particular, supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June 2011 ahead of the August 2011 deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries through much of the annual period, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

Fixed Income

Fixed income market performance fluctuated during the annual period with changing market conditions and shifting investor sentiment but generally posted solid positive results. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, significantly outperformed the equity market for the 12 months ended May 31, 2012. From June through November 2011, investors generally fled to U.S. Treasuries as perceived safe havens, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Softened economic performance, fears of European sovereign debt contagion, decreased commodity price pressures and a series of Fed policy initiatives drove the bond market rally. Then, on the heels of better economic news domestically and as the European Central Bank became more aggressive in its monetary policy, demand for U.S. Treasuries declined, and riskier fixed income asset classes performed well between December 2011 and March 2012. During these months, yields on U.S. Treasuries rose, and high yield corporate bonds were the top performing fixed income sector. High yield corporate bond issuance reached a record $106 billion in the first quarter of 2012. Investment grade corporate bonds also performed well, with bond investors absorbing a robust volume of corporate bond supply. Indeed, investment grade corporations issued new bonds totaling $345 billion during the first quarter of 2012. In April and May, as U.S. economic data weakened and the situation in Europe deteriorated, U.S. Treasuries rallied and returns on riskier fixed income asset classes declined slightly. The gains in U.S. Treasuries were once again driven by a flight to quality, as concerns about Spain’s banks added to investors’ anxiety over the European sovereign debt crisis. An unexpected decline in U.S. consumer sentiment also helped bond prices.

For the annual period overall, two-year Treasury yields fell 21 basis points (a basis point is 1/100th of a percentage point) to 0.26%, and 10-year Treasury yields dropped 150 basis points to 1.56%. Long-term Treasury yields declined 158 basis points to 2.64%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August 2011 could scarcely be detected in an examination of U.S. Treasury rates. Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In late January 2012, the Fed stated that it planned to keep short-term interest rates near zero until late 2014, as it extended the period that it plans to hold down interest rates in an effort to spur economic growth. In September, Operation Twist, mentioned below, dominated domestic monetary policy. Through May 31, 2012, the Fed had purchased more than $225 billion of mortgage-backed securities through this program.

Most of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the annual period, as concerns regarding the European sovereign debt crisis, slowing growth in China’s economy and inflationary pressures in several emerging market nations kept investors domestically-focused, risk-averse and defensive. The investment grade corporate bond, high yield corporate bond and mortgage-backed securities sectors each lagged U.S. Treasuries overall. Asset-backed securities, commercial mortgage-backed securities and U.S. agency securities were the exceptions, with each sector modestly outpacing U.S. Treasuries overall for the annual period. The tax-exempt bond market overall outperformed the taxable fixed income market during the annual period, though performance was segmented. From the start of the annual period through

“...the Fed left the targeted federal funds rate unchanged...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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A  M E S S A G E  F R O M  T H E  P R E  S I D E N T

“...equity markets retreated amidst renewed concerns...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. From December 2011 through February 2012, municipal yields rallied, with strong individual and institutional investor demand and low tax-exempt supply the primary drivers. In March, municipal yields increased on new issue supply and soaring refunding issuance and as U.S. Treasury yields rose with better economic news. Meanwhile, the municipal credit environment continued to stabilize. State revenue growth was steady, although local revenues remained somewhat depressed. In April and May 2012, municipal bond yields declined again, approaching historic lows, as tax-exempt bonds followed U.S. Treasuries amidst additional European turmoil and a resultant flight to quality. Although new issue supply in the municipal market was higher than many had anticipated during these months, robust demand drove strong performance.

Equities

Most of the major U.S. equity indices generated negative returns during the 12 months ended May 31, 2012, as volatility dominated and investor sentiment swung sharply between “risk on” and “risk off.”

As the annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly.

The third quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S.’ debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike. Also under OperationTwist, the Fed would reinvest mortgage-backed security paydowns and agency debenture securities back into agency mortgage-backed securities.

Equities rallied in the fourth quarter of 2011 across most major world indices, but particularly domestically. Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction, but stronger-than-expected economic data in the U.S., especially within the key labor, manufacturing and housing markets, and the beginning, albeit somewhat piecemeal, steps toward a solution to the European sovereign debt issues were the primary drivers of higher returns. The equity market rally extended and broadened through March, with most indices posting double-digit returns. Indeed, the first quarter of 2012 proved to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid data to raise consumer expectations and restore investor confidence, and fears of a worsening European sovereign debt crisis began to abate.

In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

For the annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market; value stocks outpaced growth stocks within the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Our View Ahead

After numerous economic fits and starts, it seemed at the end of May 2012 that U.S. economic growth was gaining some self-sustaining traction, albeit sluggishly. Indeed, in our view, domestic economic growth has proceeded at a slower pace than other recent recoveries due to the depth of the contraction, the impact of the deleveraging cycle and challenges in the housing market. With the unemployment rate still elevated relative to historical average levels and an unprecedented amount of long-term unemployed, we believe the Fed will continue ultra-accommodative monetary policies over the near term. Meanwhile, we recognize that changing expectations of Fed policy may cause volatility in the financial markets. We believe prudent investment requires patience through volatile periods.

At the end of the annual period, then, we favored U.S. large cap equities given their higher quality profile and more attractive valuation metrics. We believed U.S. small cap equities may have been at fair value. As for international equities, after a strong rebound due to the infusion of central bank liquidity measures and a stronger than expected U.S. economy, we believe global equity markets may pause in the near term as concerns about European sovereign debt, an intensifying Chinese economic slowdown, fluctuating energy prices and geopolitical concerns resurface. We remain constructive longer term on international equities based on valuations particularly in Europe, emerging market policy flexibility and growth prospects, and the potential for self-sustaining global growth.

“...we believe the Fed will continue ultra- accommodative monetary policies over the near term.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

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“...fiscal policy decisions will not be addressed until after the November elections.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

On the fixed income side, we believe the persistence of macroeconomic risks and the continuation of ultra-accommodative monetary policy may well keep U.S. Treasury yields range-bound for the near term. European sovereign debt problems will take time to be resolved as economies adjust to fiscal austerity programs and policies aimed to increase the competitiveness of southern European economies. The potential for conflict in the Middle East could drive a flight to safety in financial markets, and fiscal decisions in the U.S. may amplify market uncertainty. More specifically, although domestic fiscal deficits of more than $1 trillion have not prevented the U.S. Treasury from borrowing at record low levels, we believe domestic fiscal challenges could be a source of market volatility before year-end 2012. The expiration of the so-called “Bush-era” tax cuts, over $1.2 trillion in automatic spending cuts phased in over the next ten years as mandated by the failure of the Congressional super-committee to reach consensus, and the expiration of payroll tax cuts are all scheduled to occur at the beginning of 2013. We believe the uncertainty related to potential changes in fiscal policy will likely be a source of volatility in the bond market in the second half of 2012. In our opinion, any potential fiscal policy decisions will not be addressed until after the November elections. Despite this view, at the end of the annual period, we favored risk-based sectors over U.S. Treasuries in an environment of modest economic growth and historically low nominal yields. We favored the corporate credit sector due to continued strength in fundamentals, relative valuation and yield carry advantages over U.S. Treasuries. Mortgage-backed securities, in our view, provided stable risk-return characteristics to a well-diversified fixed income portfolio.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

In Memoriam

It is with deepest sympathy that we inform you that Richard W. Furst, a Trustee of PNC Funds since June 1990, passed away on May 19, 2012. He will be remembered for his many years of dedicated service and contributions as a Trustee.

Sincerely,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

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S U M M A R Y  O F  P O R T F O L I O   H O L D I N G S

The tables below present portfolio holdings as of May 31, 2012 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	33.8%
Federal Home Loan Bank	19.7
Federal National Mortgage Association	15.4
Federal Home Loan Mortgage Association	15.2
Federal Farm Credit Bank	9.5
U.S. Treasury Notes	4.6
Affiliated Money Market Fund	1.4
U.S. Treasury Bill	0.3
Money Market Fund	0.1
100.0%

Money Market Fund
Commercial Paper	32.1%
Asset Backed Commercial Paper	16.9
Repurchase Agreements	14.7
Certificates of Deposit	9.5
Education Revenue Bonds	7.5
U.S. Treasury Notes	5.9
Refunding Bonds	3.0
Asset Backed Securities	1.8
Industrial/Development Revenue Bonds	1.5
Corporate Bonds	1.4
Other Revenue Bonds	1.3
Tax Exempt Commercial Paper	1.1
Funding Agreement	1.0
Federal Home Loan Bank	0.8
Public Facilities Revenue Bonds	0.8
Hospital/Nursing Home Revenue Bonds	0.7
100.0%

Ohio Municipal Money Market Fund
Hospital/Nursing Home Revenue Bonds	28.1%
Refunding Bonds	27.9
Education Revenue Bonds	19.2
Anticipation Note	16.2
Public Facilities Revenue Bonds	8.6
100.0%

Pennsylvania Tax Exempt Money Market Fund
Refunding Bonds	60.2%
Education Revenue Bonds	14.0
Hospital/Nursing Home Revenue Bonds	8.8
Utility Revenue Bonds	7.0
Industrial/Development Revenue Bonds	4.2
Public Facilities Revenue Bonds	2.9
Water/Sewer Revenue Bonds	1.5
Other Revenue Bonds	1.4
100.0%

Tax Exempt Money Market Fund
Refunding Bonds	42.7%
Hospital/Nursing Home Revenue Bonds	19.8
Education Revenue Bonds	17.8
Public Facilities Revenue Bonds	7.6
Other Revenue Bonds	7.1
General Obligation	3.4
Revenue Notes	1.0
Water/Sewer Revenue Bonds	0.6
100.0%

Treasury Money Market Fund
U.S. Treasury Bills	60.5%
U.S. Treasury Notes	37.8
Money Market Fund	1.6
Affiliated Money Market Fund	0.1
100.0%

At May 31, 2012, the following percentages of the Funds’ net assets were insured by bond insurers.

Bond Insurer	Ohio Municipal Money Market	Pennsylvania Tax Exempt Money Market	Tax Exempt Money Market
AGM	3.2%	6.6%	0.4%

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E X P E N S E  T A B L E S

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2011 to May 31, 2012) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2012.

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2011 to May 31, 2012).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annua- lized Expense Ratio	Expenses Paid During Period*

Government Money Market Fund
Actual
Class I	$1,000.00	$1,000.06	0.13%	$0.66
Class A	1,000.00	1,000.06	0.13	0.66
Hypothetical**
Class I	1,000.00	1,024.34	0.13	0.67
Class A	1,000.00	1,024.35	0.13	0.66

Money Market Fund
Actual
Class I	$1,000.00	$1,000.25	0.16%	$0.82
Class A	1,000.00	1,000.25	0.16	0.82
Class C	1,000.00	1,000.25	0.16	0.81
Hypothetical**
Class I	1,000.00	1,024.19	0.16	0.82
Class A	1,000.00	1,024.19	0.16	0.82
Class C	1,000.00	1,024.19	0.16	0.82

Ohio Municipal Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.16%	$0.79
Class A	1,000.00	1,000.12	0.18	0.90
Class T	1,000.00	1,000.12	0.15	0.76
Hypothetical**
Class I	1,000.00	1,024.21	0.16	0.80
Class A	1,000.00	1,024.11	0.18	0.91
Class T	1,000.00	1,024.24	0.15	0.77

	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annua- lized Expense Ratio	Expenses Paid During Period*

Pennsylvania Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.80	0.15%	$0.77
Class A	1,000.00	1,000.80	0.15	0.76
Class T	1,000.00	1,000.80	0.15	0.77
Hypothetical**
Class I	1,000.00	1,024.24	0.15	0.77
Class A	1,000.00	1,024.24	0.15	0.77
Class T	1,000.00	1,024.23	0.15	0.78

Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.12%	$0.60
Class A	1,000.00	1,000.12	0.12	0.62
Class T	1,000.00	1,000.12	0.12	0.61
Hypothetical**
Class I	1,000.00	1,024.40	0.12	0.61
Class A	1,000.00	1,024.38	0.12	0.63
Class T	1,000.00	1,024.39	0.12	0.62

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,000.06	0.05%	$0.23
Class A	1,000.00	1,000.06	0.04	0.22
Hypothetical**
Class I	1,000.00	1,024.78	0.05	0.23
Class A	1,000.00	1,024.78	0.04	0.22

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T R U S T E E S  A N D  O F F I C E R S   O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 68	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council, since 2010.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios.

John G. Drosdick 68	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 33 portfolios	Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte 70	Trustee Chairman of the Legal Compliance Committee	Since April 2005 Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation

L. White Matthews, III 66	Trustee	Since February 2010	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	2 registered investment companies consisting of 33 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)

Edward D. Miller, Jr. 69	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 33 portfolios	Director, Care Fusion (health care devices).

Stephen M. Todd 64	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

10

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 51	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A

Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 43	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A

Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 40	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A

John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 46	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A

Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 38	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 45	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A

Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 53	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

6  Mmes. Ferguson, Gage and Spratley and Messrs. Glazar, Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

11

P N C  M o n e y  M a r k e t  F  u n d s

R E P O R T  O F  I N D E P E N D E N T   R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Money Market Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund (the “Money Market Funds”), six of the thirty funds constituting PNC Funds as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Money Market Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Money Market Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Money Market Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Money Market Funds as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 27, 2012

12

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,
u n l e s s o t h e r w i s e i n d i c a t e d

	Government Money Market Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$ 1.00
Net Investment Income†	– *	– *	– *	0.01	0.04		– *	– *	– *	0.01	0.04
Realized and Unrealized Gain (Loss) on Investments	–	– *	–	– *	–	*	–	– *	–	– *	–*
Total from Investment Operations	–	–	–	0.01	0.04		–	–	–	0.01	0.04
Payment by Affiliate†	–	–	–	–	–	*(2)	–	–	–	–	–*(2)
Dividends from Net Investment Income	– *	– *	– *	(0.01)	(0.04)		– *	– *	– *	(0.01)	(0.04)
Distributions from Net Realized Gains	–	–	–	–	–		–	–	–	–	–
Total Distributions	–	–	–	(0.01)	(0.04)		–	–	–	(0.01)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$ 1.00

Total Return	0.02%	0.05%	0.07%	1.17%	3.97%		0.02%	0.05%	0.05%	0.98%	3.71%

Ratios/Supplemental Data
Net Assets End of Period (000)	$960,513	$1,008,254	$1,600,289	$820,668	$675,860		$109,523	$153,670	$255,430	$329,859	$406,570
Ratio of Expenses to Average Net Assets(1)	0.12%	0.16%	0.20%	0.40%	0.36%		0.12%	0.16%	0.22%	0.59%	0.61%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.05%	0.06%	1.11%	3.73%		0.01%	0.05%	0.05%	0.97%	3.48%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.35%	0.35%	0.42%	0.41%		0.35%	0.35%	0.52%	0.66%	0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.22)%	(0.14)%	(0.09)%	1.09%	03.68%		(0.22)%	(0.14)%	(0.25)%	0.90%	3.43%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

13

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,
u n l e s s o t h e r w i s e i n d i c a t e d

	Money Market Fund
	Class I							Class A
	2012	2011	2010	2009		2008		2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– *	– *	– *	0.01		0.04		– *	– *	– *	0.01		0.04
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	–	*	–	*	– *	– *	– *	–	*	–	*
Total from Investment Operations	–	–	–	0.01		0.04		–	–	–	0.01		0.04
Payment by Affiliate†	–	–	–	–	*(2)	–	*(3)	–	–	–	–	*(2)	–	*(3)
Dividends from Net Investment Income	– *	– *	– *	(0.01)		(0.04)		– *	– *	– *	(0.01)		(0.04)
Distributions from Net Realized Gains	–	–	–	–		–		–	–	–	–		–
Total Distributions	–	–	–	(0.01)		(0.04)		–	–	–	(0.01)		(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.05%	0.06%	0.07%	1.26%		4.23%		0.05%	0.06%	0.05%	1.08%		3.97%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,434,843	$1,481,871	$1,732,447	$1,949,721		$2,530,902		$380,226	$457,216	$526,326	$599,885		$885,276
Ratio of Expenses to Average Net Assets(1)	0.14%	0.21%	0.24%	0.40%		0.36%		0.14%	0.21%	0.25%	0.58%		0.61%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.07%	1.34%		4.11%		0.05%	0.05%	0.05%	1.20%		3.86%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.34%	0.36%	0.42%		0.41%		0.35%	0.34%	0.51%	0.67%		0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.08)%	(0.05)%	1.32%		4.06%		(0.16)%	(0.08)%	(0.21)%	1.11%		3.81%

	Money Market Fund
	Class C
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– *	– *	– *	0.01		0.03
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	–	*	–	*
Total from Investment Operations	–	–	–	0.01		0.03
Payment by Affiliate†	–	–	–	–	*(2)	–	*(3)
Dividends from Net Investment Income	– *	– *	– *	(0.01)		(0.03)
Distributions from Net Realized Gains	–	–	–	–		–
Total Distributions	–	–	–	(0.01)		(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.05%	0.06%	0.06%	0.70%		3.22%

Ratios/Supplemental Data
Net Assets End of Period (000)	$78	$130	$173	$189		$108
Ratio of Expenses to Average Net Assets(1)	0.14%	0.21%	0.25%	0.93%		1.35%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.06%	0.72%		3.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.34%	1.27%	1.39%		1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.08)%	(0.96)%	0.26%		3.07%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

A capital infusion in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, Class A and Class C, and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements. (3) As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

14

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,
u n l e s s o t h e r w i s e i n d i c a t e d

	Ohio Municipal Money Market Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Net Investment Income†	– *	– *	– *	0.01	0.03		0.01		– *	– *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	–	– *	–	–	–		–		– *	–	–	–
Total from Investment Operations	–	–	–	0.01	0.03		0.01		–	–	0.01	0.03
Payment by Affiliate†	–	–	–	–	–	*(1)	–		–	–	–	–	*(1)
Dividends from Net Investment Income	– *	– *	– *	(0.01)	(0.03)		(0.01)		– *	– *	(0.01)	(0.03)
Distributions from Net Realized Gains	–	–	–	–	–		–		–	–	–	–
Total Distributions	–	–	–	(0.01)	(0.03)		(0.01)		–	–	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.02%	0.07%	0.16%	1.23%	3.01%		1.29	%(2)	0.07%	0.10%	1.04%	2.75%

Ratios/Supplemental Data
Net Assets End of Period (000)	$138,412	$209,659	$283,284	$386,658	$361,184		$1,846		$2,948	$14,807	$73,265	$113,432
Ratio of Expenses to Average Net Assets(3)	0.16%	0.25%	0.26%	0.31%	0.27%		(0.59	)%(2)	0.26%	0.32%	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.06%	0.16%	1.21%	2.92%		0.78	%(2)	0.08%	0.11%	1.08%	2.67%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.31%	0.36%	0.32%		0.32%		0.31%	0.53%	0.60%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.13)%	0.01%	0.11%	1.16%	2.87%		(0.13)%		0.03%	0.10%	0.98%	2.62%

	Ohio Municipal Money Market Fund
	Class T
	2012	2011	2010(4)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00
Net Investment Income†	–*	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–	–*	–
Total from Investment Operations	–	–	–
Payment by Affiliate†	–	–	–
Dividends from Net Investment Income	–*	–*	–*
Distributions from Net Realized Gains	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00

Total Return	0.02%	0.07%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 2,005	$ 3,178	$ 148
Ratio of Expenses to Average Net Assets(3)	0.16%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.06%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.13)%	0.00%	(0.07)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.76% impact to Class A ratios. Excluding this item, the total return would have been 0.02%, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(4)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

15

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,
u n l e s s o t h e r w i s e i n d i c a t e d

	Pennsylvania Tax Exempt Money Market Fund
	Class I							Class A
	2012	2011		2010	2009	2008		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	– *	–	*	– *	0.01	0.03		– *	–	*	– *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	–	–		–	–	–		–	–		–	–	–
Total from Investment Operations	–	–		–	0.01	0.03		–	–		–	0.01	0.03
Payment by Affiliate†	–	–	*(2)	–	–	–	*(3)	–	–	*(2)	–	–	–	*(3)
Dividends from Net Investment Income	– *	–	*	– *	(0.01)	(0.03)		– *	–	*	– *	(0.01)	(0.03)
Distributions from Net Realized Gains	– *	–		–	–	–		– *	–		–	–	–
Total Distributions	–	–		–	(0.01)	(0.03)		–	–		–	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Total Return	0.09%	0.04%		0.07%	1.15%	2.93%		0.09%	0.04%		0.06%	0.96%	2.67%
Ratios/Supplemental Data
Net Assets End of Period (000)	$60,004	$70,022		$80,842	$141,289	$143,143		$8,751	$10,372		$12,697	$42,519	$73,920
Ratio of Expenses to Average Net Assets(1)	0.14%	0.19%		0.27%	0.32%	0.27%		0.14%	0.19%		0.29%	0.52%	0.52%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.04%		0.07%	1.13%	2.80%		0.02%	0.04%		0.05%	1.11%	2.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%		0.33%	0.37%	0.32%		0.34%	0.34%		0.54%	0.62%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.18)%	(0.11)%		0.01%	1.08%	2.75%		(0.18)%	(0.11)%		(0.20)%	1.01%	2.50%

	Pennsylvania Tax Exempt Money Market Fund
	Class T
	2012	2011(4)
Net Asset Value, Beginning of Period	$1.00	$1.00
Net Investment Income†	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–	–
Total from Investment Operations	–	–
Payment by Affiliate†	–	–*(2)
Dividends from Net Investment Income	–*	–*
Distributions from Net Realized Gains	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$1.00	$1.00

Total Return	0.09%	0.02%
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 644	$ 326
Ratio of Expenses to Average Net Assets	0.14%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.18)%	(0.08)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

A capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class I, Class A and Class T and had no effect on the total returns of the Fund. See Note 9 in Notes to Financial Statements.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	Class T Shares were first sold (excluding seed capital of $10) on November 22, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

16

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,
u n l e s s o t h e r w i s e i n d i c a t e d

	Tax Exempt Money Market Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Net Investment Income†	– *	– *	– *	0.01	0.03		–	*	– *	– *	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	–	– *	– *	–	–		–		– *	– *	–	–
Total from Investment Operations	–	–	–	0.01	0.03		–		–	–	0.01	0.03
Payment by Affiliate†	–	–	–	–	–	*(1)	–		–	–	–	–	*(1)
Dividends from Net Investment Income	– *	– *	– *	(0.01)	(0.03)		–	*	– *	– *	(0.01)	(0.03)
Distributions from Net Realized Gains	–	–	–	–	–		–		–	–	–	–
Total Distributions	–	–	–	(0.01)	(0.03)		–		–	–	(0.01)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.02%	0.04%	0.11%	1.20%	2.98%		0.03%		0.04%	0.09%	1.01%	2.72%

Ratios/Supplemental Data
Net Assets End of Period (000)	$531,409	$539,656	$657,732	$838,738	$784,504		$37,249		$32,775	$69,132	$189,949	$174,190
Ratio of Expenses to Average Net Assets(2)	0.12%	0.23%	0.23%	0.31%	0.26%		0.11	%(3)	0.23%	0.26%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.03%	0.11%	1.17%	2.89%		0.03	%(3)	0.03%	0.09%	0.97%	2.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.30%	0.31%	0.36%	0.31%		0.30%		0.30%	0.51%	0.60%	0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.04)%	0.03%	1.12%	2.84%		(0.16)%		(0.04)%	(0.16)%	0.87%	2.59%

	Tax Exempt Money Market Fund
	Class T
	2012	2011(4)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00
Net Investment Income†	–*	–*
Realized and Unrealized Gain (Loss) on Investments	–	–*
Total from Investment Operations	–	–
Payment by Affiliate†	–	–
Dividends from Net Investment Income	–*	–*
Distributions from Net Realized Gains	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$ 1.00	$ 1.00

Total Return	0.02%	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$29,378	$2,808
Ratio of Expenses to Average Net Assets	0.12%	0.22%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.03%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.30%	0.30%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.05)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

(4)	Class T Shares were first sold (excluding seed capital of $10) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

17

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,
u n l e s s o t h e r w i s e i n d i c a t e d

	Treasury Money Market Fund
	Class I							Class A
	2012	2011		2010	2009	2008		2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00
Net Investment Income†	– *	–	*	– *	0.01	0.03		– *	–	*	– *	–	0.02
Realized and Unrealized Gain (Loss) on Investments	– *	–	*	– *	– *	–	*	– *	–	*	– *	– *	0.01
Total from Investment Operations	–	–		–	0.01	0.03		–	–		–	–	0.03
Payment by Affiliate†	–	–	*(2)	–	–	–	*(1)	–	–	*(2)	–	–	–	*(1)
Dividends from Net Investment Income	– *	–	*	– *	(0.01)	(0.03)		– *	–	*	– *	–	(0.03)
Distributions from Net Realized Gains	–	–		–	–	–		–	–		–	–	–
Total Distributions	–	–		–	(0.01)	(0.03)		–	–		–	–	(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00

Total Return	0.01%	0.01%		0.02%	0.53%	3.05%		0.01%	0.01%		0.02%	0.40%	2.79%

Ratios/Supplemental Data
Net Assets End of Period (000)	$326,694	$260,447		$286,756	$323,676	$419,907		$83,704	$93,457		$94,755	$191,117	$81,033
Ratio of Expenses to Average Net Assets	0.04%	0.12%		0.12%	0.34%	0.37%		0.04%	0.12%		0.13%	0.46%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.49%	2.69%		0.01%	0.01%		0.01%	0.29%	2.44%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%		0.35%	0.38%	0.42%		0.36%	0.35%		0.52%	0.63%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.31)%	(0.22)%		(0.22)%	0.45%	2.64%		(0.31)%	(0.22)%		(0.38)%	0.12%	2.39%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)	A capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class I and Class A and had no effect on the total returns of the Fund.
See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

18

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 58.7%
Federal Farm Credit Bank — 9.3%
Federal Farm Credit Bank (FRN)
0.200%, 06/04/12	$10,000	$ 10,000
0.170%, 06/19/12	15,000	15,000
0.200%, 06/27/12	9,200	9,200
0.186%, 07/27/12	7,000	7,000
0.260%, 08/08/12	5,200	5,200
0.429%, 08/27/12	5,800	5,804
0.239%, 08/28/12	6,800	6,801
0.200%, 09/28/12	9,000	9,001
0.259%, 10/12/12	10,000	10,004
0.259%, 12/13/12	2,000	2,001
0.236%, 03/06/13	9,000	9,002
0.200%, 04/02/13	10,500	10,500
		99,513

Federal Home Loan Bank — 19.3%
Federal Home Loan Bank
3.625%, 06/08/12	4,000	4,003
1.375%, 06/08/12	10,000	10,002
0.250%, 07/20/12	9,500	9,501
0.250%, 07/30/12	5,000	5,001
0.220%, 08/22/12	30,000	30,008
0.220%, 09/12/12	5,800	5,800
1.625%, 09/26/12	10,175	10,223
0.200%, 11/14/12	10,000	10,001
0.180%, 11/14/12	9,300	9,300
0.200%, 11/15/12	10,000	10,002
0.190%, 02/15/13	9,000	8,998
Federal Home Loan Bank (DN)
0.110%, 06/01/12	2,066	2,066
0.060%, 06/01/12	5,015	5,015
0.110%, 07/13/12	16,000	15,998
0.231%, 08/03/12	11,000	10,996
0.150%, 11/02/12	10,800	10,793
0.162%, 11/14/12	4,000	3,997
Federal Home Loan Bank (FRN)
0.190%, 06/01/12	10,000	10,000
0.210%, 06/22/12	15,000	15,000
0.215%, 07/02/12	10,000	10,000
0.219%, 04/09/13	10,000	10,000
		206,704

Federal Home Loan Mortgage Corporation — 15.0%
Federal Home Loan Mortgage Corporation
1.125%, 07/27/12	10,000	10,015
1.000%, 08/28/12	4,000	4,008
0.515%, 11/26/12	10,800	10,818
Federal Home Loan Mortgage Corporation (DN)
0.060%, 06/05/12	6,500	6,500
0.110%, 06/06/12	6,684	6,684
0.115%, 06/11/12	11,040	11,040
0.060%, 06/18/12	2,775	2,775
0.100%, 06/19/12	6,900	6,900
0.060%, 06/25/12	5,000	5,000
0.160%, 08/01/12	6,400	6,398
0.165%, 08/27/12	15,000	14,994
0.165%, 10/02/12	7,000	6,996
0.130%, 10/05/12	14,000	13,994
0.175%, 10/09/12	8,000	7,995
0.150%, 10/22/12	23,000	22,986
0.155%, 10/29/12	9,000	8,994

	Par (000)	Value (000)
Federal Home Loan Mortgage Corporation (FRN)
0.350%, 01/10/13	$10,000	$ 10,010
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.179%, 11/02/12	4,100	4,100
		160,207

Federal National Mortgage Association — 15.1%
Federal National Mortgage Association
1.250%, 06/22/12	28,103	28,121
1.125%, 07/30/12	10,400	10,414
0.625%, 09/24/12	24,465	24,501
Federal National Mortgage Association (DN)
0.060%, 06/04/12	10,000	10,000
0.110%, 06/06/12	4,000	4,000
0.075%, 06/13/12	4,400	4,400
0.150%, 09/26/12	18,000	17,991
0.155%, 10/31/12	12,610	12,602
0.185%, 01/07/13	10,000	9,989
Federal National Mortgage Association (FRN)
0.229%, 07/26/12	4,700	4,700
0.260%, 08/23/12	5,000	5,001
0.360%, 12/03/12	15,000	15,012
0.270%, 12/20/12	10,000	10,007
0.400%, 02/01/13	5,300	5,308
		162,046

Total U.S. Government Agency Obligations (Cost $628,470)		628,470

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bill† — 0.3%
0.075%, 06/07/12	3,000	3,000

U.S. Treasury Notes — 4.5%
1.875%, 06/15/12	15,000	15,010
1.375%, 02/15/13	10,000	10,082
0.375%, 08/31/12	13,000	13,008
0.375%, 10/31/12	10,000	10,010
		48,110

Total U.S. Treasury Obligations (Cost $51,110)		51,110

	Number of Shares
MONEY MARKET FUND — 0.1%
Invesco Government & Agency Portfolio	1,000,000	1,000

Total Money Market Fund (Cost $1,000)		1,000

AFFILIATED MONEY MARKET FUND — 1.4%
PNC Advantage Institutional Government Money Market Fund, Institutional Shares††	15,016,999	15,017

Total Affiliated Money Market Fund (Cost $15,017)		15,017

See Notes to Financial Statements.

19

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — 33.2%
Deutsche Bank Securities, Inc.

0.210% (dated 05/31/12, due 06/01/12, repurchase price $63,000,368, collateralized by Government National Mortgage Association Bond, 4.500%, due 09/01/41, total value $64,260,001)	$63,000	$63,000

Goldman Sachs & Co.

0.190% (dated 05/31/12, due 06/01/12, repurchase price $57,000,301, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bond, 4.000% to 4.500%, due 11/01/41 to 04/01/42, total value $58,140,001)	57,000	57,000

HSBC Securities USA

0.210% (dated 05/31/12, due 06/01/12, repurchase price $78,000,455, collateralized by Federal National Mortgage Association Bonds, 3.000% to 6.500%, due 03/01/14 to 07/01/47, total value $79,564,151)	78,000	78,000

Merrill Lynch Pierce Fenner and Smith, Inc.

0.200% (dated 05/31/12, due 06/01/12, repurchase price $50,000,278, collateralized by Federal National Mortgage Association Bond, 3.000%, due 03/01/42, total value $51,000,000)	50,000	50,000

RBS Securities, Inc.

0.180% (dated 05/31/12, due 06/01/12, repurchase price $44,000,220, collateralized by U.S. Treasury Note, 2.000%, 02/15/22, total value $44,883,901)	44,000	44,000

UBS Securities LLC

0.200% (dated 05/31/12, due 06/01/12, repurchase price $62,776,349, collateralized by Federal Farm Credit Bank Bond, Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds, 0.500% to 15.500%, due 10/01/12 to 01/01/42, total value $64,031,520)	62,776	62,776

Total Repurchase Agreements (Cost $354,776)		354,776

TOTAL INVESTMENTS — 98.2% (Cost $1,050,373)*		1,050,373

Other Assets & Liabilities – 1.8%		19,663

TOTAL NET ASSETS — 100.0%		$1,070,036

*	Also cost for Federal income tax purposes.

† The rate shown is the effective yield at purchase date.

†† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements. 20

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Affiliated Money Market Fund	$15,017	$ –	$–	$ 15,017
Money Market Fund	1,000	–	–	1,000
Repurchase Agreements	–	354,776	–	354,776
U.S. Government Agency Obligations	–	628,470	–	628,470
U.S. Treasury Obligations	–	51,110	–	51,110

Total Assets – Investments in Securities	$16,017	$1,034,356	$–	$1,050,373

See Notes to Financial Statements.

21

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 1.8%
Automotive — 1.8%
Bank of America Auto Trust, Series 2012-1, Cl A1 0.269%, 04/15/13	$ 6,977	$ 6,977
Ford Credit Auto Lease Trust, Series 2011-B, Cl A1 0.480%, 11/15/12 144A	1,211	1,211
Ford Credit Auto Owner Trust, Series 2012-A, Cl A1 0.449%, 02/15/13 144A	378	378
Ford Credit Auto Owner Trust, Series 2012-B, Cl A1 0.313%, 05/15/13 144A	7,401	7,401
Honda Auto Receivables Owner Trust, Series 2012-1, Cl A1 0.413%, 03/15/13	2,190	2,191
Honda Auto Receivables Owner Trust, Series 2012-2, Cl A1 0.301%, 05/15/13	5,932	5,932
Mercedes-Benz Auto Lease Trust, Series 2012-A, Cl A1 0.344%, 04/15/13	6,347	6,347
Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Cl A1 0.439%, 01/22/13	1,625	1,625

Total Asset Backed Securities (Cost $32,062)		32,062

CERTIFICATES OF DEPOSIT — 9.5%
Domestic — 0.9%
Branch Banking & Trust 0.190%, 08/06/12	16,500	16,500

Yankee — 8.6%
Australia & New Zealand Banking Group NY 0.300%, 07/13/12	18,000	18,000
Bank of Nova Scotia Houston 0.310%, 08/02/12	10,000	10,000
0.320%, 08/06/12	9,000	9,000
Canadian Imperial Bank of Commerce NY 0.666%, 07/17/12	17,500	17,510
Canadian Imperial Bank of Commerce NY (FRN) 0.329%, 11/26/12	18,600	18,600
Rabobank Nederland NV NY 0.370%, 06/11/12	10,000	10,000
0.510%, 10/04/12	7,000	7,000
Royal Bank of Canada NY 0.520%, 01/31/13	10,000	10,005
Royal Bank of Canada NY (FRN) 0.494%, 03/11/13	8,000	8,002
Svenska Handelsbanken NY 0.265%, 07/18/12	12,000	11,996
0.255%, 07/30/12	7,000	7,000
0.240%, 08/03/12	13,500	13,494
UBS AG Stamford 0.155%, 06/15/12	15,000	15,000
		155,607

Total Certificates of Deposit (Cost $172,107)		172,107

	Par (000)	Value (000)
ASSET BACKED COMMERCIAL PAPER† — 17.0%
Financial Services — 17.0%
Alpine Securitization 0.190%, 06/14/12	$10,000	$ 9,999
0.200%, 06/19/12	13,000	12,999
0.210%, 07/09/12	13,500	13,497
Chariot Funding LLC 0.160%, 06/19/12	7,000	6,999
0.170%, 06/20/12	8,000	7,999
0.180%, 07/17/12	13,000	12,997
Fairway Finance LLC 0.170%, 06/04/12	7,000	7,000
0.180%, 06/11/12	9,000	9,000
0.170%, 07/18/12	19,866	19,862
FCAR Owner Trust 0.230%, 06/08/12	16,000	15,999
Gemini Securitization LLC 0.220%, 06/07/12	25,000	24,999
0.220%, 06/08/12	11,500	11,500
Jupiter Securitization LLC 0.180%, 07/25/12	8,300	8,298
Liberty Street Funding LLC 0.150%, 06/12/12	6,500	6,500
0.190%, 07/27/12	11,000	10,997
Old Line Funding LLC
0.170%, 06/18/12	26,300	26,298
Regency Markets No. 1 LLC
0.210%, 06/18/12	18,000	17,998
Sheffield Receivables
0.180%, 06/15/12	18,000	17,999
Straight-A Funding LLC
0.180%, 06/11/12	30,000	29,998
0.160%, 06/27/12	7,500	7,499
Variable Funding Capital
0.170%, 07/05/12	30,400	30,395

Total Asset Backed Commercial Paper (Cost $308,832)		308,832

COMMERCIAL PAPER† — 32.2%
Banks — 20.4%
Australia & New Zealand Banking Group
0.160%, 07/20/12	6,000	5,999
0.180%, 08/09/12	12,000	11,996
Commonwealth Bank of Australia
0.517%, 06/22/12	18,500	18,500
0.350%, 11/30/12	18,000	17,968
Deutsche Bank Financial LLC
0.210%, 06/01/12	3,400	3,400
0.220%, 06/07/12	900	900
0.170%, 06/11/12	14,000	13,999
DnB Bank ASA
0.170%, 06/29/12	7,000	6,999
0.250%, 07/18/12	11,000	10,996
0.365%, 08/30/12	11,150	11,140
0.450%, 09/24/12	7,100	7,090
HSBC USA
0.270%, 07/23/12	18,000	17,993
0.280%, 08/06/12	9,500	9,495
0.300%, 08/28/12	8,900	8,894
JPMorgan Chase
0.300%, 07/26/12	19,000	18,991

See Notes to Financial Statements.

22

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Banks — continued
National Australia Funding Delaware
0.270%, 06/05/12	$19,000	$ 18,999
0.320%, 11/01/12	18,000	17,976
Nordea North America
0.250%, 07/11/12	7,000	6,998
0.170%, 07/18/12	11,000	10,998
0.280%, 08/10/12	5,000	4,997
0.330%, 10/15/12	14,900	14,881
Rabobank USA Financial
0.350%, 07/02/12	4,500	4,499
0.310%, 09/04/12	11,400	11,391
0.410%, 11/05/12	3,900	3,893
Standard Chartered Bank
0.220%, 08/20/12	37,050	37,032
Toronto Dominion Holdings USA
0.180%, 08/13/12	15,200	15,195
UOB Funding LLC
0.180%, 07/02/12	10,000	9,998
0.280%, 07/25/12	18,150	18,142
0.240%, 09/11/12	8,000	7,995
Westpac Banking
0.370%, 08/03/12	5,000	4,997
0.300%, 11/02/12	18,400	18,376
		370,727

Consumer Staples — 0.7%
Nestle Capital
0.165%, 08/29/12	4,000	3,999
0.220%, 10/15/12	8,000	7,993
		11,992

Financial Services — 4.7%
American Honda Finance
0.170%, 07/17/12	15,000	14,997
General Electric Capital
0.190%, 07/12/12	14,000	13,997
0.200%, 09/07/12	9,000	8,995
PACCAR Financial
0.160%, 06/14/12	7,000	7,000
0.170%, 07/26/12	3,100	3,099
0.180%, 08/08/12	1,200	1,200
Toyota Motor Credit
0.170%, 07/16/12	12,000	11,997
0.160%, 07/19/12	10,000	9,998
0.330%, 11/26/12	14,500	14,476
		85,759

Food, Beverage & Tobacco — 2.0%
Coca-Cola
0.130%, 06/05/12	20,000	20,000
0.160%, 06/18/12	10,000	9,999
0.180%, 08/30/12	6,000	5,997
		35,996

Healthcare — 1.2%
Catholic Health Initiatives
0.280%, 06/04/12	3,600	3,600
0.280%, 06/11/12	5,000	5,000
0.300%, 07/02/12	5,200	5,200

	Par (000)	Value (000)
Sanofi Aventis
0.160%, 06/18/12	$ 8,000	$ 7,999
		21,799

Insurance — 2.4%
Metlife Funding
0.160%, 07/11/12	25,000	24,995
New York Life Capital
0.140%, 06/07/12	5,000	5,000
0.170%, 08/15/12	14,000	13,995
		43,990

Sovereign Agency — 0.8%
Kreditanstalt Fur Wiederaufbau International Finance (Germany)
0.200%, 06/22/12	12,000	11,999
0.240%, 08/21/12	2,900	2,898
		14,897

Total Commercial Paper (Cost $585,160)		585,160

CORPORATE BONDS — 1.4%
Banks — 0.4%
Wells Fargo
5.250%, 10/23/12	6,500	6,612

Financial Services — 0.5%
General Electric Capital
2.000%, 09/28/12	9,312	9,367

Insurance — 0.5%
Berkshire Hathaway
2.125%, 02/11/13	10,000	10,119

Total Corporate Bonds (Cost $26,098)		26,098

FUNDING AGREEMENT — 1.1%
New York Life Funding Agreement (FRN)
0.488%, 06/15/12 (A)	19,000	19,000

Total Funding Agreement (Cost $19,000)		19,000

MUNICIPAL SECURITIES — 16.1%
Connecticut — 1.8%
Connecticut Health & Educational Facility Authority, Yale University (RB) Series U (VRDN)
0.140%, 06/07/12	32,540	32,540

Illinois — 1.1%
Northwestern University (TECP)
0.160%, 06/12/12	19,600	19,599

Massachusetts — 0.5%
Massachusetts Health & Educational Facilities Authority, Harvard University (RB) Series Y (VRDN)
0.120%, 06/07/12	9,030	9,030

See Notes to Financial Statements.

23

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Mississippi — 1.5%
Mississippi Business Finance Corporation, Chevron USA Inc. Project (RB) Series C (VRDN)
0.160%, 06/01/12	$ 9,180	$ 9,180
0.160%, 06/07/12	9,000	9,000
Mississippi Business Finance Corporation, Chevron USA Inc. Project (RB) Series E (VRDN)
0.150%, 06/01/12	9,600	9,600
		27,780

North Carolina — 1.0%
University of North Carolina at Chapel Hill (RB) Series C (VRDN)
0.120%, 06/07/12	17,495	17,495

Ohio — 3.8%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN)
0.180%, 06/01/12	12,900	12,900
Ohio State Common Schools (GO) Series A (VRDN)
0.160%, 06/07/12	22,265	22,265
Ohio State Common Schools (GO) Series B (VRDN)
0.160%, 06/07/12	5,360	5,360
Ohio State University (RB) Series B (VRDN)
0.160%, 06/07/12	27,380	27,380
		67,905

Texas — 4.7%
Houston Higher Education Finance, Rice University Project (RB) Series A (VRDN)
0.150%, 06/01/12	5,700	5,700
Houston Higher Education Finance, Rice University Project (RB) Series B (VRDN)
0.150%, 06/01/12	4,700	4,700
0.120%, 06/07/12	4,500	4,500
Lower Neches Valley Authority Industrial Development, ExxonMobil Project (RB) Series A (VRDN)
0.150%, 06/01/12	30,300	30,300
Red River Education Financing Corporation, Texas Christian University Project (RB) (VRDN)
0.190%, 06/07/12	9,600	9,600
0.170%, 06/07/12	16,000	16,000
University of Texas System (RB) Series B (VRDN)
0.100%, 06/07/12	15,000	15,000
		85,800

Virginia — 1.3%
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series B (VRDN)
0.130%, 06/06/12	10,800	10,800

	Par (000)	Value (000)
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN)
0.140%, 06/06/12	$13,400	$ 13,400
		24,200

Wyoming — 0.4%
Uinta County, Chevron USA, Inc. Project (RB) (VRDN)
0.160%, 06/01/12	7,500	7,500

Total Municipal Securities (Cost $291,849)		291,849

U.S. GOVERNMENT AGENCY OBLIGATION — 0.8%
Federal Home Loan Bank — 0.8%
Federal Home Loan Bank
0.250%, 08/08/12	14,200	14,203

Total U.S. Government Agency Obligation (Cost $14,203)		14,203

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Notes — 5.9%
1.375%, 10/15/12	15,000	15,070
1.375%, 09/15/12	15,000	15,055
1.375%, 02/15/13	14,000	14,114
0.625%, 12/31/12	15,000	15,040
0.500%, 11/30/12	15,000	15,027
0.375%, 08/31/12	18,000	18,011
0.375%, 10/31/12	15,000	15,015

Total U.S. Treasury Obligations (Cost $107,332)		107,332

REPURCHASE AGREEMENTS — 14.7%
Deutsche Bank Securities, Inc. 0.210% (dated 05/31/12, due 06/01/12, repurchase price $48,000,280, collateralized by Government National Mortgage Association Bonds, 4.500%, due 09/20/41, total value $48,960,000)	48,000	48,000
Goldman Sachs & Co. 0.190% (dated 05/31/12, due 06/01/12, repurchase price $48,000,253, collateralized by Federal National Mortgage Association Bond, 3.500%, due 01/01/32, total value $48,960,001)	48,000	48,000
HSBC Securities USA 0.210% (dated 05/31/12, due 06/01/12, repurchase price $62,000,362, collateralized by Federal National Mortgage Association Bonds, 3.500% to 6.000%, due 02/01/24 to 10/01/41, total value $63,240,356)	62,000	62,000

See Notes to Financial Statements.

24

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Merrill Lynch Pierce Fenner and Smith, Inc. 0.200% (dated 05/31/12, due 06/01/12, repurchase price $38,000,211, collateralized by Federal National Mortgage Association Bond, 4.000%, due 12/01/41, total value $38,760,000)	$38,000	$ 38,000
RBS Securities, Inc. 0.180% (dated 05/31/12, due 06/01/12, repurchase price $34,000,170, collateralized by U.S. Treasury Note, 2.000%, 02/15/22, total value $34,682,777)	34,000	34,000
UBS Securities LLC 0.200% (dated 05/31/12, due 06/01/12, repurchase price $37,203,207, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 2.500% to 8.000%, due 09/01/12 to 05/01/42, total value $37,947,060)	37,203	37,203

Total Repurchase Agreements (Cost $267,203)		267,203

TOTAL INVESTMENTS — 100.5% (Cost $1,823,846)*		1,823,846

Other Assets & Liabilities – (0.5)%		(8,699)

TOTAL NET ASSETS — 100.0%		$1,815,147

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
(A)	Illiquid Security. Total value of illiquid securities is $19,000 (000) and represents 1.0% of net assets as of May 31, 2012.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $8,990 (000) and represents 0.5% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements.

25

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S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Asset Backed Commercial Paper	$–	$ 308,832	–	$ 308,832
Asset Backed Securities	–	32,062	–	32,062
Certificates of Deposit	–	172,107	–	172,107
Commercial Paper	–	585,160	–	585,160
Corporate Bonds		26,098		26,098
Funding Agreement	–	19,000	–	19,000
Municipal Securities	–	291,849	–	291,849
Repurchase Agreements	–	267,203	–	267,203
U.S. Government Agency Obligations	–	14,203	–	14,203
U.S. Treasury Obligations	–	107,332	–	107,332

Total Assets –Investments in Securities	$–	$1,823,846	$–	$1,823,846

See Notes to Financial Statements.

26

P N C  O h i o  M u n i c i p a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 100.7%
Ohio — 97.5%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series A (LOC - Bank of America) (VRDN) 0.200%, 06/01/12	$6,700	$6,700
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B (LOC - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	10,200	10,200
Avon Local School District (BAN) (GO) 1.000%, 12/13/12	1,670	1,674
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Art Project (RB) Series D (SBPA - JP Morgan Chase Bank) (VRDN) 0.180%, 06/07/12	6,300	6,300
Columbus (TAN) (GO) Series 1 2.000%, 11/29/12	5,000	5,044
Columbus City School District (BAN) (GO) 1.000%, 11/30/12	1,325	1,329
Cuyahoga Falls (BAN) (GO) 1.000%, 12/06/12	2,000	2,005
Fairfield Township (BAN) (GO) 1.625%, 06/07/12	2,000	2,000
Fairfield Township (BAN) (GO) (DD) 1.750%, 06/06/13	1,250	1,265
Franklin County Hospital Facilities, Ohio Health Corporation (RB) Series B (SBPA - Barclays Bank PLC) (VRDN) 0.150%, 06/07/12	5,600	5,600
Franklin County, Holy Cross Health Systems (RB) (VRDN) 0.150%, 06/07/12	6,000	6,000
Franklin County, Nationwide Hospital Project (RB) Series B (VRDN) 0.160%, 06/07/12	5,800	5,800
Lake County (BAN) (GO) 1.000%, 08/02/12	2,850	2,851
Logan County (BAN) (GO) 1.500%, 11/08/12	3,400	3,407
Montgomery County, Catholic Health Initiatives (RB) Series B-1 (SBPA - Bank of New York Mellon) (VRDN) 0.160%, 06/07/12	12,800	12,800
Montgomery County, Miami Valley Hospital (RB) Series C (SBPA - Wells Fargo Bank) (VRDN) 0.180%, 06/01/12	5,450	5,450
Ohio Air Quality Development Authority, Pollution-FirstEnergy Nuclear (RB) Series B (LOC - Bank of Nova Scotia) (VRDN) 0.160%, 06/01/12##	2,000	2,000
Ohio Air Quality Development Authority, Pollution-FirstEnergy Nuclear (RB) Series B (LOC - Wells Fargo Bank) (VRDN) 0.230%, 06/07/12	3,500	3,500

	Par (000)	Value (000)
Ohio Higher Educational Facility Commission, Case Western Reserve University 2002 Project (RB) Series A (SBPA - Landesbank Hessen - Thuringen) (VRDN) 0.200%, 06/01/12	$4,910	$ 4,910
Ohio Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-2 (LOC - U.S. Bank) (VRDN) 0.170%, 06/01/12	3,000	3,000
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN) 0.180%, 06/01/12	6,100	6,100
Ohio Higher Educational Facility Commission, Marietta College 2007 Project (RB) (LOC - JP Morgan Chase Bank) (VRDN) 0.190%, 06/07/12	4,945	4,945
Ohio Higher Educational Facility Commission, Oberlin College 2008 Project (RB) (SBPA - U.S. Bank NA) (VRDN) 0.160%, 06/07/12	3,800	3,800
Ohio Higher Educational Facility Commission, Xavier University 2000 Project (RB) (LOC - U.S. Bank) (VRDN) 0.170%, 06/07/12	1,000	1,000
Ohio Higher Educational Facility Commission, Xavier University 2008 Project (RB) Series A (LOC - U.S. Bank) (VRDN) 0.150%, 06/07/12	3,800	3,800
Ohio State (GO) Series B (VRDN) 0.160%, 06/07/12	4,700	4,700
Ohio State (GO) Series C (VRDN) 0.160%, 06/07/12	1,975	1,975
Ohio State University (RB) (VRDN) 0.150%, 06/07/12	5,800	5,800
Ohio State University (RB) Series E (VRDN) 0.130%, 06/07/12	5,000	5,000
Ohio State Water Development Authority, Fresh Water Project (RB) Series B 4.250%, 06/01/13	2,000	2,080
Ohio State Water Development Authority, Water Quality (RB) Series 2003 5.000%, 06/01/12	2,670	2,670
Wyoming City School District, School Improvement (BAN) (GO) 1.500%, 10/23/12	5,000	5,020
		138,725

Puerto Rico — 3.2%
Commonwealth of Puerto Rico, Public Improvement (GO) Series C-5-2 (LOC - Barclays Bank PLC) (AGM) (VRDN) 0.190%, 06/07/12	4,500	4,500

Total Municipal Securities (Cost $143,225)		143,225

See Notes to Financial Statements.

27

P N C  O h i o  M u n i c i p a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Value (000)

TOTAL INVESTMENTS — 100.7% (Cost $143,225)*	$143,225
Other Assets & Liabilities – (0.7)%	(962)
TOTAL NET ASSETS — 100.0%	$142,263

* Also cost for Federal income tax purposes.
##	All or a portion of the security was held as collateral for when-issued securities or delayed-delivery transactions.

Please see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Municipal Securities	$–	$ 143,225	$–	$ 143,225

Total Assets – Investments in Securities	$–	$143,225	$–	$143,225

See Notes to Financial Statements.

28

P N C  P e n n s y l v a n i a  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 102.8%
Pennsylvania — 102.8%
Bucks County Industrial Development Authority, Grand View Hospital (RB) Series A (LOC - TD Bank) (VRDN) 0.140%, 06/07/12	$1,000	$1,000
Central York School District (GO) 1.250%, 06/01/12	3,325	3,325
Commonwealth of Pennsylvania (GO) Series A 5.000%, 02/15/13	1,985	2,052
Delaware County Industrial Development Authority, Resource Recovery Facilities (RB) Series G (VRDN) 0.160%, 06/07/12	2,500	2,500
Delaware County Industrial Development Authority, United Parcel Service Project (RB) (VRDN) 0.170%, 06/01/12	3,000	3,000
Emmaus General Authority (RB) Sub-Series B-24 (LOC - U.S. Bank) (VRDN) 0.190%, 06/07/12	1,000	1,000
Erie Water Authority (RB) Series B (LOC - Federal Home Loan Bank) (AGM) (VRDN) 2.500%, 06/01/13	1,100	1,100
Geisinger Authority, Geisinger Health System (RB) (SBPA - Bank of America) (VRDN) 0.140%, 06/01/12	2,000	2,000
Geisinger Authority, Geisinger Heath System (RB) Series C (SBPA - TD Bank) (VRDN) 0.140%, 06/01/12	750	750
Haverford Township School District (GO) (LOC - TD Bank) (VRDN) 0.190%, 06/07/12	1,140	1,140
Lancaster County Hospital Authority, Lancaster General Hospital Project (RB) (LOC - Bank of America) (VRDN) 0.250%, 06/01/12	3,015	3,015
Lancaster County Hospital Authority, Masonic Homes Project (RB) Series D (LOC - JP Morgan Chase) (VRDN) 0.230%, 06/01/12	4,340	4,340
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank) (VRDN) 0.160%, 06/07/12	5,200	5,200
Northampton County General Purpose Authority, Lafayette College (RB) Series A (SBPA - TD Bank) (VRDN) 0.170%, 06/07/12	1,500	1,500
Northampton County General Purpose Authority, Lehigh University (RB) (SBPA - TD Bank) (VRDN) 0.160%, 06/07/12	1,000	1,000
Northampton County Higher Education Authority, Lehigh University (RB) Series A (SBPA - Wells Fargo) (VRDN) 0.170%, 06/07/12	1,500	1,500

	Par (000)	Value (000)
Pennsylvania Higher Educational Facilities Authority, Drexel University (RB) Series B (LOC - Wells Fargo Bank) (VRDN) 0.180%, 06/07/12	$1,810	$ 1,810
Pennsylvania Intergovernmental Cooperation Authority, Philadelphia Funding Program (STRB) Series 2009 5.000%, 06/15/12	1,000	1,002
Philadelphia (GO) Series B (LOC - Royal Bank of Canada) (VRDN) 0.150%, 06/07/12	4,500	4,500
Philadelphia Gas Works (RB) Fifth Series A-2 (LOC - JP Morgan Chase Bank and Bank of Nova Scotia) (VRDN) 0.180%, 06/07/12	5,000	5,000
Philadelphia Gas Works (RB) Series B (LOC - Wells Fargo Bank) (VRDN) 0.150%, 06/07/12	2,000	2,000
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) (SBPA - Bank of America) (VRDN) 0.200%, 06/01/12	700	700
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series A (SPBA - Bank of America) (VRDN) 0.200%, 06/01/12	2,300	2,300
Philadelphia School District (GO) Series F (LOC - Barclays Bank PLC) (VRDN) 0.180%, 06/07/12	5,500	5,500
Philadelphia School District (GO) Series G (LOC - Wells Fargo Bank) (VRDN) 0.160%, 06/07/12	1,800	1,800
Phoenixville Borough (GO) 2.000%, 11/15/12	1,220	1,229
Pittsburgh Water & Sewer Authority (RB) Sub-Series C-1C (LOC - Washington Federal Savings Bank & Federal Home Loan Bank) (AGM) (VRDN) 0.450%, 09/01/12	3,500	3,500
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN) 0.160%, 06/07/12	2,600	2,600
Tredyffrin Township (GO) 1.000%, 11/15/12	985	988
University of Pittsburgh (RN) 2.000%, 06/18/12	2,000	2,002
Washington County Authority, University of Pennsylvania Project (RB) (VRDN) 0.160%, 06/07/12	2,010	2,010
Total Municipal Securities (Cost $71,363)		71,363

See Notes to Financial Statements.

29

P N C  P e n n s y l v a n i a  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 2

Value (000)
TOTAL INVESTMENTS — 102.8% (Cost $71,363)*	$71,363
Other Assets & Liabilities – (2.8)%	(1,964)
TOTAL NET ASSETS — 100.0%	$69,399

*	Also cost for Federal income tax purposes.

Please see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Municipal Securities	$–	$71,363	$–	$71,363

Total Assets – Investments in Securities	$–	$71,363	$–	$71,363

See Notes to Financial Statements.

30

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 100.3%
Colorado — 1.3%
Colorado Housing & Finance Authority (RB) Series I-B3 (LOC - Federal National Mortgage Association and Federal Home Loan Mortgage Corporation) (VRDN) 0.170%, 06/07/12	$ 8,050	$ 8,050
Connecticut — 0.4%
Connecticut (GO) Series A (SBPA - Landesbank Hessen-Thuringen) (VRDN) 0.150%, 06/07/12	2,500	2,500
District of Columbia — 2.3%
District of Columbia, Georgetown University (RB) Series C (LOC -TD Bank) (VRDN) 0.130%, 06/07/12	13,500	13,500
Florida — 0.4%
Citizens Property Insurance, High Risk (RB) Series A-1 5.000%, 06/01/13	2,470	2,579
Illinois — 0.7%
Du Page Cook & Will Counties Community College District No. 502, Prerefunded 06/01/13 @100 (GO) Series A 5.250%, 06/01/13	3,980	4,180
Indiana — 0.4%
Indiana Finance Authority, State Revolving Fund Program (RB) Series A 4.000%, 02/01/13	2,500	2,563
Iowa — 1.8%
Iowa City (RB) (SBPA - U.S. Bank) (VRDN) 0.260%, 06/01/12	8,815	8,815
Iowa Higher Education Loan Authority, Private Education Capital Loan Program-Morningside College (RAN) Series C (LOC - U.S. Bank) 2.000%, 05/16/13	1,800	1,828
		10,643
Kentucky — 2.2%
Berea Educational Facilities, Berea College Project (RB) Series B (VRDN) 0.180%, 06/01/12	3,620	3,620
Kentucky Economic Development Finance Authority, Baptist Healthcare System (RB) Series B-2 (LOC - JPMorgan Chase Bank) (VRDN) 0.190%, 06/01/12	8,690	8,690
University of Louisville General Receipts (RB) Series A 3.000%, 09/01/12	1,090	1,098
		13,408
Louisiana — 2.6%
Louisiana Public Facilities Authority, CHRISTUS Health (RB) Series B-3 (LOC - Bank of New York Mellon) (VRDN) 0.140%, 06/07/12	10,000	10,000

	Par (000)	Value (000)
Louisiana Public Facilities Authority, Franciscan Missionaries of Our Lady Health System Project (RB) Series D (LOC - U.S. Bank) (VRDN) 0.200%, 06/01/12	$ 5,300	$ 5,300
		15,300
Maryland — 1.8%
Baltimore Industrial Development Authority, Baltimore Capital Aquisition (RB) (LOC - Bayerische Landesbank) (VRDN) 0.290%, 06/07/12	10,900	10,900
Massachusetts — 8.5%
Commonwealth of Massachusetts, Central Artery Ted Williams Tunnel Infrastruture (GO) Series A (SBPA - Bank of America) (VRDN) 0.230%, 06/01/12	10,155	10,155
Massachusetts Health & Educational Facilities Authority, Children’s Hospital Project (RB) Series N-4 (LOC - JPMorgan Chase Bank) (VRDN) 0.210%, 06/01/12	8,000	8,000
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System (RB) Series F-4 (SBPA - Bank of America) (VRDN) 0.230%, 06/07/12	16,800	16,800
Massachusetts Water Resources Authority (RB) Sub-Series C (LOC - Landesbank Hessen-Thuringen) (VRDN) 0.190%, 06/01/12	11,805	11,805
Massachusetts Water Resources Authority (RB) Sub-Series D (LOC - Landesbank Baden-Wurttemberg) (VRDN) 0.220%, 06/01/12	4,050	4,050
		50,810
Michigan — 4.5%
Michigan Finance Authority (RN) Series 2011C-3 (LOC - Scotiabank) 2.000%, 08/20/12	6,000	6,022
University of Michigan (RB) Series C 2.000%, 04/01/13	5,685	5,771
University of Michigan Hospital (RB) Series B (VRDN) 0.160%, 06/07/12	15,000	15,000
		26,793
Minnesota — 1.5%
Minneapolis, University Gateway Project (RB) Series B (SBPA - Wells Fargo Bank) (VRDN) 0.180%, 06/07/12	8,720	8,720
Missouri — 2.1%
Missouri Development Finance Board, The Nelson Gallery Foundation (RB) Series A (SBPA - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	5,000	5,000

See Notes to Financial Statements.

31

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Missouri — continued
Missouri State Health & Educational Facilities Authority, Ascension Health (RB) Series C-3 (VRDN) 0.150%, 06/07/12	$ 7,875	$ 7,875
		12,875
Nevada — 3.6%
Reno, ReTRAC-Reno Transportation Rail Access Corridor Project (RB) (LOC - Bank of New York Mellon) (VRDN) 0.200%, 06/01/12	21,300	21,300
New Jersey — 0.7%
Rutgers State University (RB) Series A (SBPA - TD Bank) (VRDN) 0.190%, 06/01/12	4,000	4,000
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Presbyterian HealthCare (RB) Series C (SBPA - Wells Fargo Bank) (VRDN) 0.180%, 06/07/12	3,870	3,870
New York — 4.2%
New York (GO) Sub-Series B-3 (LOC - TD Bank) (VRDN) 0.140%, 06/07/12	16,200	16,200
New York City Transitional Finance Authority, New York City Recovery (RB) Sub-Series 3E (SBPA - Landesbank Baden-Wurtemburg) (VRDN) 0.250%, 06/01/12	8,700	8,700
		24,900
North Carolina — 5.5%
North Carolina Educational Facilities Finance Agency, Davidson College (RB) Series B (VRDN) 0.180%, 06/07/12	13,715	13,715
North Carolina State University at Raleigh (RB) Series B (SBPA - Bayerische Landesbank) (VRDN) 0.150%, 06/07/12	16,300	16,300
University of North Carolina at Chapel Hill (RB) Series B (VRDN) 0.160%, 06/07/12	2,635	2,635
		32,650
Ohio — 20.1%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B (LOC - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	8,350	8,350
Franklin County Hospital Facilities, Ohio Health Corporation (RB) Series A (SBPA - Barclays Bank PLC) (VRDN) 0.150%, 06/07/12	4,500	4,500

	Par (000)	Value (000)
Franklin County Hospital Facilities, Ohio Health Corporation (RB) Series B (SBPA - Barclays Bank PLC) (VRDN) 0.150%, 06/07/12	$ 9,400	$ 9,400
Franklin County, Holy Cross Health Systems (RB) (VRDN) 0.150%, 06/07/12	11,200	11,200
Franklin County, Nationwide Hospital Project (RB) Series B (VRDN) 0.160%, 06/07/12	18,200	18,200
Montgomery County, Catholic Health Initiatives (RB) Series B-1 (SBPA - Bank of New York Mellon) (VRDN) 0.160%, 06/07/12	3,400	3,400
Montgomery County, Miami Valley Hospital (RB) Series B (SBPA - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	3,700	3,700
Ohio Higher Educational Facility Commission, Case Western Reserve University 2002 Project (RB) Series A (SBPA - Landesbank Hessen - Thuringen) (VRDN) 0.200%, 06/01/12	19,230	19,230
Ohio Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-1 (LOC - U.S. Bank) (VRDN) 0.190%, 06/01/12	3,350	3,350
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN) 0.180%, 06/01/12	7,290	7,290
Ohio State (GO) Series A (VRDN) 0.140%, 06/07/12	12,500	12,500
Ohio State (GO) Series B (VRDN) 0.160%, 06/07/12	8,200	8,200
Ohio State University (RB) Series B (VRDN) 0.160%, 06/07/12	11,160	11,160
		120,480
Pennsylvania — 13.0%
Delaware County Industrial Development Authority, Resource Recovery Facilities (RB) Series G (VRDN) 0.160%, 06/07/12	15,050	15,050
Erie Water Authority (RB) Series B (LOC - Federal Home Loan Bank) (AGM) (VRDN) 2.500%, 06/01/12	1,000	1,000
Lancaster County Hospital Authority, Lancaster General Hospital Project (RB) (LOC - Bank of America) (VRDN) 0.250%, 06/01/12	2,285	2,285
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank) (VRDN) 0.160%, 06/07/12	10,200	10,200
Northampton County Higher Education Authority, Lehigh University (RB) Series A (SBPA - Wells Fargo) (VRDN) 0.170%, 06/07/12	2,500	2,500

See Notes to Financial Statements.

32

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Pennsylvania — continued
Philadelphia (GO) Series B (LOC - Royal Bank of Canada) (VRDN) 0.150%, 06/07/12	$ 2,300	$ 2,300
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) (SBPA - Bank of America) (VRDN) 0.200%, 06/01/12	6,000	6,000
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series A (SBPA - Bank of America) (VRDN) 0.200%, 06/01/12	7,835	7,835
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series B (SBPA - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	7,000	7,000
Pittsburgh Water & Sewer Authority (RB) Sub-Series C-1C (LOC - Washington Federal Savings Bank and Federal Home Loan Bank) (AGM) (VRDN) 0.450%, 09/01/12	1,500	1,500
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN) 0.160%, 06/07/12	9,300	9,300
Washington County Authority, University of Pennsylvania (RB) (VRDN) 0.160%, 06/07/12	12,765	12,765
		77,735
Tennessee — 1.6%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives (RB) Series C (VRDN) 0.160%, 06/07/12	9,840	9,840
Texas — 12.8%
Garland (GO) (VRDN) 0.150%, 06/04/12	10,000	10,000
Harris County Cultural Education Facilities Finance, Methodist Hospital System (RB) Sub-Series C-2 (VRDN) 0.180%, 06/01/12	4,480	4,480
Harris County Health Facilities Development, Methodist Hospital System (RB) Series A-1 (VRDN) 0.180%, 06/01/12	7,550	7,550
Harris County Health Facilities Development, Methodist Hospital System (RB) Series A-2 (VRDN) 0.180%, 06/01/12	1,935	1,935
Harris County Health Facilities Development, Texas Children’s Health (RB) Series 2 (SBPA - Wells Fargo Bank) (VRDN) 0.200%, 06/01/12	1,375	1,375

	Par (000)	Value (000)

Red River Education Financing Corporation, Texas Christian University Project (RB) (VRDN)
0.170%, 06/07/12	$18,000	$ 18,000
0.190%, 06/07/12	5,000	5,000
Tarrant County Health Facilities Development Corporation, Cook Children’s Medical System (RB) Series B (VRDN) 0.160%, 06/07/12	8,000	8,000
Texas (TRAN) Series A 2.500%, 08/30/12	10,000	10,055
University of Texas, Financing System (RB) Series B (VRDN) 0.100%, 06/07/12	10,000	10,000
		76,395
Utah — 1.9%
Murray, IHC Heath Services (RB) Series D (SBPA - Wells Fargo Bank) (VRDN) 0.200%, 06/01/12	1,205	1,205
Utah County, IHC Health Services (RB) Series C (SPBA - U.S. Bank) (VRDN) 0.160%, 06/07/12	10,000	10,000
		11,205
Virginia — 5.8%
Fairfax County Industrial Development Authority, Fairfax Hospital (RB) Series D (VRDN) 0.180%, 06/07/12	4,700	4,700
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series A-2 (SBPA - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	2,995	2,995
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series C-1 (SBPA - JPMorgan Chase Bank) (VRDN) 0.200%, 06/01/12	3,565	3,565
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series A (VRDN) 0.130%, 06/06/12	5,000	5,000
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series B (VRDN) 0.140%, 06/06/12	9,000	9,000
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN) 0.140%, 06/07/12	3,300	3,300
Virginia College Building Authority, 21st Century College (RB) Series B (SBPA - Wells Fargo Bank) (VRDN) 0.230%, 06/01/12	6,300	6,300
		34,860
Total Municipal Securities (Cost $600,056)		600,056

See Notes to Financial Statements.

33

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Value (000)

TOTAL INVESTMENTS — 100.3% (Cost $600,056)*	$600,056
Other Assets & Liabilities – (0.3)%	(2,020)
TOTAL NET ASSETS — 100.0%	$598,036

*	Also cost for Federal income tax purposes.

Please see Investment Abbreviations and Definitions on Page 37.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Municipal Securities	$–	$600,056	$–	$600,056

Total Assets – Investments in Securities	$–	$600,056	$–	$600,056

See Notes to Financial Statements.

34

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 102.1%
U.S. Treasury Bills† — 62.9%
0.075%, 06/07/12	$17,000	$ 17,000
0.083%, 06/07/12	12,000	12,000
0.050%, 06/14/12	10,000	10,000
0.074%, 06/14/12	7,000	7,000
0.040%, 06/21/12	12,000	12,000
0.055%, 06/21/12	18,000	17,999
0.033%, 06/28/12	10,000	10,000
0.070%, 06/28/12	23,000	22,999
0.033%, 07/12/12	10,000	9,999
0.063%, 07/12/12	5,000	5,000
0.084%, 07/12/12	9,000	8,999
0.103%, 07/19/12	20,000	19,997
0.118%, 07/19/12	8,000	7,999
0.085%, 07/26/12	10,000	9,999
0.090%, 07/26/12	7,000	6,999
0.116%, 07/26/12	2,000	2,000
0.088%, 08/02/12	10,000	9,998
0.108%, 08/02/12	10,000	9,998
0.091%, 08/23/12	28,500	28,494
0.071%, 08/30/12	9,000	8,998
0.100%, 09/06/12	5,000	4,999
0.103%, 09/06/12	7,000	6,998
1.167%, 09/06/12	2,000	1,999
0.111%, 09/27/12	3,000	2,999
0.113%, 09/27/12	3,500	3,499
		257,972

U.S. Treasury Notes — 39.2%
1.875%, 06/15/12	40,000	40,028
0.625%, 06/30/12	27,250	27,261
1.500%, 07/15/12	26,400	26,445
0.625%, 07/31/12	30,000	30,026
0.375%, 08/31/12	7,000	7,004
0.375%, 09/30/12	2,000	2,001
0.375%, 10/31/12	10,000	10,010
1.375%, 11/15/12	10,000	10,056
1.375%, 02/15/13	8,000	8,065
		160,896

Total U.S. Treasury Obligations (Cost $418,868)		418,868

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.7%
Dreyfus Treasury Cash Management	6,936,697	$6,937

Total Money Market Fund (Cost $6,937)		6,937

AFFILIATED MONEY MARKET FUND — 0.1%
BlackRock Treasury Trust Fund††	500,000	500

Total Affiliated Money Market Fund (Cost $500)		500

TOTAL INVESTMENTS — 103.9% (Cost $426,305)*		426,305

Other Assets & Liabilities – (3.9)%		(15,907)

TOTAL NET ASSETS — 100.0%		$410,398

* Also cost for Federal income tax purposes.

†  The rate shown is the effective yield at purchase date.

††  See Note 3 in Notes to Financial Statements.

     Please see Investment Abbreviations and Definitions on Page 37.

See Notes to Financial Statements.

35

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s net assets as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)
Affiliated Money Market Fund	$ 500	$ –	$–	$ 500
Money Market Fund	6,937	–	–	6,937
U.S. Treasury Obligations	–	418,868	–	418,868

Total Assets – Investments in Securities	$7,437	$418,868	$–	$426,305

See Notes to Financial Statements.

36

P N C  M o n e y  M a r k e t  F u n d s

I N V E S T M E N T  A B B R E V I A T  I O N S  A N D  D E F I N I T I O N S

AGM — Assured Guaranty Municipal Corporation

BAN — Bond Anticipation Note

Cl — Class

DD — Delayed Delivery Transaction

DN — Discount Note. The rate shown is the effective yield at purchase date.

FRN —Floating Rate Note. The rate shown is the rate in effect on May 31, 2012, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Limited Company

RAN — Revenue Anticipation Note

RB — Revenue Bond

RN — Revenue Note

SBPA — Standby Bond Purchase Agreement

STRB — Short Term Revenue Bond

TAN — Tax Anticipation Note

TECP — Tax Exempt Commercial Paper

TRAN — Tax Revenue Anticipation Note

VRDN — Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2012, and the date shown is the next reset or put date.

See Notes to Financial Statements.

37

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A  N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

ASSETS
Investments in non-affiliates at value	$680,580	$1,556,643	$143,225
Investments in repurchase agreements at value*	354,776	267,203	–
Investments in affiliates at value	15,017	–	–

Total Investments at value(1)	1,050,373	1,823,846	143,225

Cash	1	195	58
Receivable for shares of beneficial interest issued	19,144	137	–
Dividends and interest receivable	733	550	296
Prepaid expenses	33	43	9

Total Assets	1,070,284	1,824,771	143,588

LIABILITIES
Payable for shares of beneficial interest redeemed	–	9,153	2
Payable for delayed-delivery transactions	–	–	1,265
Dividends payable
Class I	8	62	3
Class A	1	8	–
Investment advisory fees payable	44	69	15
Administration fees payable	47	80	8
Custodian fees payable	7	10	1
Transfer agent fees payable	11	21	2
Trustees’ fees payable	29	51	5
Other liabilities	101	170	24

Total Liabilities	248	9,624	1,325

TOTAL NET ASSETS	$1,070,036	$1,815,147	$142,263

Investments in non-affiliates at cost	$680,580	$1,556,643	$143,225
Investments in repurchase agreements at cost	354,776	267,203	–
Investments in affiliates at cost	15,017	–	–

(1) Total Investments at cost	$1,050,373	$1,823,846	$143,225

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

38

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$1,070,142	$1,815,195	$142,266
Distributions in Excess of Net Investment Income	(42)	(48)	–
Accumulated Net Realized Gain (Loss) on Investments	(64)	–	(3)

Total Net Assets	$1,070,036	$1,815,147	$142,263

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$960,513,055	$1,434,842,905	$138,412,553

Class I shares outstanding	960,690,789	1,434,928,484	138,416,346

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$109,523,333	$380,226,335	$1,845,652

Class A shares outstanding	109,556,208	380,263,242	1,845,652

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	N/A	$78,003	N/A

Class C shares outstanding	N/A	77,992	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	$1.00	N/A

Net assets applicable to Class T	N/A	N/A	$2,004,936

Class T shares outstanding	N/A	N/A	2,004,948

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

See Notes to Financial Statements.

39

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A  N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1,   2 0 1 2

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$71,363	$600,056	$425,805
Investments in affiliates at value	–	–	500

Total Investments at value(1)	71,363	600,056	426,305

Cash	75	57	–
Dividends and interest receivable	114	631	681
Receivable from Adviser	–	–	15
Prepaid expenses	6	27	32

Total Assets	71,558	600,771	427,033

LIABILITIES
Payable for shares of beneficial interest redeemed	52	2,573	16,552
Payable for investment securities purchased	2,082	–	–
Dividends payable
Class I	1	9	3
Class A	–	–	1
Investment advisory fees payable	1	32	–
Administration fees payable	4	27	18
Custodian fees payable	1	3	2
Transfer agent fees payable	1	7	4
Trustees’ fees payable	2	18	12
Other liabilities	15	66	43

Total Liabilities	2,159	2,735	16,635

TOTAL NET ASSETS	$69,399	$598,036	$410,398

Investments in non-affiliates at cost	$71,363	$600,056	$425,805
Investments in affiliates at cost	–	–	500

(1) Total Investments at cost	$71,363	$600,056	$426,305

See Notes to Financial Statements.

40

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$69,399	$598,053	$410,436
Distributions in Excess of Net Investment Income	–	–	(15)
Accumulated Net Realized Gain (Loss) on Investments	–	(17)	(23)

Total Net Assets	$69,399	$598,036	$410,398

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$60,003,942	$531,408,964	$326,693,880

Class I shares outstanding	60,050,873	531,461,056	326,727,918

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$8,751,409	$37,248,438	$83,703,722

Class A shares outstanding	8,757,499	37,246,991	83,715,374

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class T	$643,656	$29,378,259	N/A

Class T shares outstanding	644,041	29,378,237	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

See Notes to Financial Statements.

41

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  O P E R A T I O  N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$ 8	$ 3
Interest	1,490	3,675
Income from affiliate(1)	15	–

Total Investment Income	1,513	3,678

Expenses:
Investment advisory fees	2,729	4,734
Administration fees	557	960
Transfer agent fees	131	237
Custodian fees	43	66
Professional fees	136	233
Pricing service fees	5	8
Printing and shareholder reports	32	92
Registration and filing fees	46	66
Trustees’ fees	77	132
Miscellaneous	79	99

Total Expenses	3,835	6,627

Less:
Waiver of investment advisory fees(1)	(2,479)	(3,898)
Expense reimbursements:(1)	–	–
12b-1 fee reversal:(2)
Class A	–	–

Net Expenses	1,356	2,729

Net Investment Income	157	949

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	–	2

Net Increase in Net Assets Resulting from Operations	$ 157	$ 951

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

42

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund
$ –	$ –	$ –	$ –
370	129	886	196
–	–	–	–

370	129	886	196

407	161	1,303	1,086
111	50	337	227
28	10	76	51
7	3	18	12
29	15	70	58
6	5	11	2
7	5	24	13
21	19	45	34
14	6	46	32
8	2	26	30

638	276	1,956	1,545

(311)	(161)	(1,205)	(1,086)
–	(3)	–	(307)
(7)	–	(2)	–

320	112	749	152

50	17	137	44

–	–	–	(4)

$ 50	$ 17	$ 137	$ 40

See Notes to Financial Statements.

43

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  C H A N G E S   I N  N E T  A S S E T S  ( 0 0 0 )

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
Investment Activities:
Net investment income	$157	$589	$949	$1,006
Net realized gain (loss) on investments sold	–	64	2	293
Payment by affiliate(1)	–	–	–	–

Net increase in net assets resulting from operations	157	653	951	1,299

Dividends to Shareholders:
Dividends from net investment income:
Class I	(136)	(490)	(765)	(1,036)
Class A	(21)	(99)	(198)	(272)
Class T	–	–	–	–
Distributions from net realized gains
Class I	–	–	–	–
Class A	–	–	–	–

Total dividends	(157)	(589)	(963)	(1,308)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,594,956	1,927,873	1,462,301	1,900,499
Class A	785,192	799,878	846,623	1,089,122
Class C	–	–	121	45
Class T	–	–	–	–
Reinvestment of dividends:
Class I	–	2	7	10
Class A	–	10	97	150

Total proceeds from shares issued and reinvested	2,380,148	2,727,763	2,309,149	2,989,826

Value of shares redeemed:
Class I	(1,642,697)	(2,519,962)	(1,509,326)	(2,151,069)
Class A	(829,339)	(901,660)	(923,707)	(1,158,389)
Class C	–	–	(174)	(88)
Class T	–	–	–	–

Total value of shares redeemed	(2,472,036)	(3,421,622)	(2,433,207)	(3,309,546)

Increase (decrease) in net assets from share transactions	(91,888)	(693,859)	(124,058)	(319,720)

Total increase (decrease) in net assets	(91,888)	(693,795)	(124,070)	(319,729)

Net Assets:
Beginning of year	1,161,924	1,855,719	1,939,217	2,258,946

End of year*	$1,070,036	$1,161,924	$1,815,147	$1,939,217

*Including distributions in excess of net investment income	$(42)	$(43)	$(48)	$(36)

(1)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

44

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
$ 50	$ 155	$ 17	$ 30	$ 137	$ 218	$ 44	$ 42
–	(3)	–	–	–	44	(4)	5
–	–	–	50	–	–	–	133

50	152	17	80	137	262	40	180

(42)	(146)	(15)	(26)	(122)	(201)	(34)	(34)
(7)	(6)	(2)	(4)	(10)	(16)	(10)	(10)
(1)	(3)	–	–	(5)	(1)	–	–
–	–	(44)	–	–	–	–	–
–	–	(6)	–	–	–	–	–

(50)	(155)	(67)	(30)	(137)	(218)	(44)	(44)

286,354	363,176	102,356	91,976	1,246,080	1,121,920	1,350,060	888,443
2,748	10,517	33,880	22,299	75,586	167,734	271,324	262,157
–	–	–	–	–	–	–	–
5,891	16,647	763	647	78,026	16,396	–	–
–	1	–	–	–	–	–	1
2	5	7	4	7	14	–	1

294,995	390,346	137,006	114,926	1,399,699	1,306,064	1,621,384	1,150,602

(357,601)	(436,806)	(112,331)	(102,836)	(1,254,327)	(1,240,035)	(1,283,810)	(914,884)
(3,853)	(22,375)	(35,501)	(24,638)	(71,120)	(204,109)	(281,076)	(263,461)
–	–	–	–	–	–	–	–
(7,063)	(13,616)	(445)	(321)	(51,455)	(13,589)	–	–

(368,517)	(472,797)	(148,277)	(127,795)	(1,376,902)	(1,457,733)	(1,564,886)	(1,178,345)

(73,522)	(82,451)	(11,271)	(12,869)	22,797	(151,669)	56,498	(27,743)

(73,522)	(82,454)	(11,321)	(12,819)	22,797	(151,625)	56,494	(27,607)

215,785	298,239	80,720	93,539	575,239	726,864	353,904	381,511

$ 142,263	$ 215,785	$ 69,399	$ 80,720	$ 598,036	$ 575,239	$ 410,398	$ 353,904

$ –	$ –	$ –	$ –	$ –	$ –	$ (15)	$ (15)

See Notes to Financial Statements.

45

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A  T E M E N T S

M a y 3 1 ,  2 0 1 2

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of May 31, 2012, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the PNC Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the PNC Money Market Funds.

Investment Valuation

The investments of the PNC Money Market Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2012 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

46

Investments in repurchase agreements are valued at par each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

—	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; or, repurchase agreements.

—	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the year ended May 31, 2012.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2012 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

47

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A  T E M E N T S

M a y 3 1 ,  2 0 1 2

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the PNC Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the PNC Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund, with the exception of the Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the PNC Money Market Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the year ended May 31, 2012.

	Annual Rate	Fee Waiver	Expense Reimbursement
Government Money Market Fund*	0.25%	0.23%	0.00%
Money Market Fund*	0.25%	0.21%	0.00%
Ohio Municipal Money Market Fund*	0.20%	0.15%	0.00%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.20%	0.00%**
Tax Exempt Money Market Fund*	0.20%	0.18%	0.00%
Treasury Money Market Fund*	0.25%	0.25%	0.07%

* The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the Money Market Fund and 0.01% for the Treasury Money Market Fund for the period June 1, 2011 to May 31, 2012. The Adviser also voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for the period June 1, 2011 to July 31, 2011, of at least 0.02% for the period August 1, 2011 to August 31, 2011 and at least 0.01% for the period September 1, 2011 to May 31, 2012 for the Government Money Market Fund. Finally, the Adviser voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for the period June 1, 2011 to June 30, 2011, and of at least 0.02% for the period July 1, 2011 to May 31, 2012 for each of the Tax Exempt Money Market Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

**Amount represents less than 0.005%.

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Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class T Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

Pursuant to the shareholder service agreements, the Funds suspended payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Trustees’ Fees

Effective January 1, 2012, each Trustee receives an annual consolidated fee of $70,000 plus $6,750 for each combined Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. Prior to January 1, 2012, each Trustee received an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board received an additional fee of $16,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2012, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds.

PNC Group, the indirect parent company of the Adviser to the Trust, owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated Funds for the year ended May 31, 2012 are presented in the following table.

49

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A  T E M E N T S

M a y 3 1 ,  2 0 1 2

	PNC Advantage Institutional Government Money Market Fund (000)	PNC Advantage Institutional Money Market Fund (000)	BlackRock Liquidity Funds MuniFund Portfolio (000)	BlackRock Ohio Municipal Money Market Portfolio (000)	BlackRock Pennsylvania Municipal Money Market Portfolio (000)	BlackRock Treasury Trust Fund (000)
Government Money Market Fund	$15	$ –	$ –	$ –	$ –	$ –
Money Market Fund	–	(50,537)	–	–	–	–
Ohio Municipal Money Market Fund	–	–	–	(1,283)	–	–
Pennsylvania Tax Exempt Money Market Fund	–	–	–	–	(599)	–
Tax Exempt Money Market Fund	–	–	(516)	–	–	–
Treasury Money Market Fund	–	–	–	–	–	(9,500)
Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations. For the year ended May 31, 2012, the total Income from affiliate for each of the Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund was less than $500.

Details of affiliated holdings at May 31, 2012 are included in the respective Fund’s Schedule of Investments.

4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The Custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003, as further described below. For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser. (See Note 10, “Subsequent Events” for changes made with respect to the Underwriter and the Trust’s Distribution Agreement). The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees as stated below for Class A Shares of each Fund. This commitment continues through September 30, 2012, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Funds in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Money Market Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares.

During the fiscal year ended May 31, 2012, the 12b-1 accrual was at an annual rate of 0.00% for each of the Funds.

During the year ended May 31, 2012, a portion of the Ohio Municipal Money Market Fund and Tax Exempt Money Market Fund Class A shares distribution plan payable balances as of May 31, 2011 in excess of actual expenses incurred by the Underwriter were reversed and such amounts are shown as “12b-1 fee reversal” in each Fund’s Statement of Operations.

50

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2012, BNY Mellon received $1,869,062 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the PNC Money Market Funds paid $528,205 to BNY Mellon.

5. Federal Income Taxes

Each of the PNC Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2012 and for each Fund’s open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2012	$ –	$ 187	$ 187
2011	–	611	611
Money Market Fund
2012	–	966	966
2011	–	1,319	1,319
Ohio Municipal Money Market Fund
2012	53	–	53
2011	168	–	168
Pennsylvania Tax Exempt Money Market Fund.
2012	17	50	67
2011	36	–	36
Tax Exempt Money Market Fund.
2012	143	–	143
2011	220	–	220
Treasury Money Market Fund
2012	–	43	43
2011	–	43	43

As of May 31, 2012, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long Term Capital Gains (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$1,070,142	$ –	$ (9)	$–	$(64)	$–	$(33)	$1,070,036
Money Market Fund	1,815,195	–	13	–	–	–	(61)	1,815,147
Ohio Municipal Money Market Fund	142,266	9	–	–	(3)	–	(9)	142,263
Pennsylvania Tax Exempt Money Market Fund	69,399	3	–	–	–	–	(3)	69,399
Tax Exempt Money Market Fund	598,053	23	–	–	(17)	–	(23)	598,036
Treasury Money Market Fund	$ 410,436	$ –	$ 2	$–	$(23)	$–	$(17)	$ 410,398

51

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A  T E M E N T S

M a y   3 1 ,  2 0 1 2

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the PNC Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2012:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Losses (000)	Shares of Beneficial Interest (000)
Government Money Market Fund	$1	$ –	$(1)
Money Market Fund	2	(2)	–
Ohio Municipal Money Market Fund	–	–*	–*
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2012, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	$–*
*Amount represents less than $500.

At May 31, 2012, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2015	2016	2017	2018	2019	Indefinite	Total
Government Money Market Fund	$–	$64	$–	$–	$–	$–	$64
Ohio Municipal Money Market Fund	–	–	–	–	3	–	3
Tax Exempt Money Market Fund	2	15	–	–	–	–	17
Treasury Money Market Fund	–	–	10	9	–	4	23

During the year ended May 31, 2012, capital loss carryforwards that expired were as follows:

(000)
Ohio Municipal Money Market Fund	$–*
*Amount represents less than $500.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Market and Credit Risk

Each of the PNC Money Market Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the

52

provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, such bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include letters of credit and liquidity guarantees.

7. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

8. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective prospectively for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements or disclosures.

9. Payment by Affiliate

On April 21, 2009, PNC Group, the indirect parent of the Adviser, provided a $1.7 million capital infusion to the Money Market Fund to offset a capital loss resulting from the earlier sale of commercial paper holdings in both Pacific Gas and Electric and Southern California Edison.

On November 30, 2010, PNC Group, the indirect parent of the Adviser, provided $50,000 to the Pennsylvania Tax Exempt Money Market Fund and $133,000 to the Treasury Money Market Fund as capital infusions which represent voluntary contributions to capital. For tax purposes, those contributions represented capital gains to the Funds. The capital gain of $49,856 in the Pennsylvania Tax Exempt Money Market Fund, which could not be offset by a capital loss carryforward, was distributed to shareholders of that fund.

10. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Professional Funds Distributor, LLC (“PFD”) was acquired by Foreside Financial Group, LLC which terminated PFD’s prior agreement with the Trust by operation of law effective July 1, 2012. A new distribution agreement between PFD and the Trust, which was approved by the Board at its May 31, 2012 board meeting, became effective July 2, 2012. PFD has since been renamed as PNC Funds Distributor, LLC.

53

P N C  M o n e y  M a r k e t  F u n d s

N O T I C E   T O   S H A R E H O L D E R S

(U n a u d i t e d)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2012 income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2012 tax year end, please consult your tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting theTrust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the Trust’s website at pncfunds.com.

54

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P N C  M o n e y  M a r k e t  F u n d s

P N C   F U N D S   N O T I C E   O F   P R I V A C Y   P O L I C Y   &   P R A C T I C E S

(U n a u d i t e d)

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

# ANNUAL REPORT

May 31, 2012

**PNC Fixed Income Funds**

**PNC Tax Exempt Bond Funds**

2nd Qtr
3rd Qtr

PNC FUNDS

P N C F I X E D I N C O M E A N D T A X E X E M P T B O N D F U N D S A N N U A L R E P O R T	T A B L E O F C O N T E N T S

	Message from the President	1
	Fixed Income Funds Overview	8
	Tax Exempt Bond Funds Overview	18
	Expense Tables	30
FIXED INCOME FUNDS	Trustees and Officers of the Trust	32
Bond Fund Government Mortgage Fund High Yield Bond Fund Intermediate Bond Fund Limited Maturity Bond Fund Total Return Advantage Fund Ultra Short Bond Fund	Report of Independent Registered Public Accounting Firm	34
		Financial Highlights	Schedule of Investments
	Bond Fund	35	48
	Government Mortgage Fund	36	53
	High Yield Bond Fund	37	55
	Intermediate Bond Fund	38	58
TAX EXEMPT BOND FUNDS Intermediate Tax Exempt Bond Fund Maryland Tax Exempt Bond Fund Michigan Intermediate Municipal Bond Fund Ohio Intermediate Tax Exempt Bond Fund Pennsylvania Intermediate Municipal Bond Fund Tax Exempt Limited Maturity Bond Fund	Limited Maturity Bond Fund	39	64
	Total Return Advantage Fund	40	68
	Ultra Short Bond Fund	41	76
	Intermediate Tax Exempt Bond Fund	42	79
	Maryland Tax Exempt Bond Fund	43	82
	Michigan Intermediate Municipal Bond Fund	44	84
	Ohio Intermediate Tax Exempt Bond Fund	45	86
	Pennsylvania Intermediate Municipal Bond Fund	46	88
	Tax Exempt Limited Maturity Bond Fund	47	90
	Investment Abbreviations and Definitions		94
	Statements of Assets and Liabilities		96
OTHER PNC FUNDS	Statements of Operations		104
	Statements of Changes in Net Assets		108
	Notes to Financial Statements		114
EQUITY FUNDS Balanced Allocation Fund International Equity Fund Large Cap Core Equity Fund Large Cap Growth Fund Large Cap Value Fund Mid Cap Value Fund Multi-Factor Small Cap Core Fund Multi-Factor Small Cap Growth Fund Multi-Factor Small Cap Value Fund S&P 500 Index Fund Small Cap Fund	Notice to Shareholders		128
	Proxy Voting and Quarterly Schedules of Investments		129

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE
MONEY MARKET FUNDS Government Money Market Fund Money Market Fund Ohio Municipal Money Market Fund Pennsylvania Tax Exempt Money Market Fund Tax Exempt Money Market Fund Treasury Money Market Fund

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), formerly known as Professional Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

P N C  F i x e d  I n c o m e  a n d  T a x  E x e m p t  B o n d  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

Dear Shareholders:

We are pleased to present this annual report for the PNC Fixed Income and Tax Exempt Bond Funds as of May 31, 2012. This report provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2012 were rewarding ones for the fixed income markets and the PNC Fixed Income and Tax Exempt Bond Funds. Each of the PNC Fixed Income and Tax Exempt Bond Funds generated positive absolute returns during the annual period. Five of the 13 PNC Fixed Income and Tax Exempt Bond Funds also outperformed their respective benchmark index and/or Lipper peer group for the 12 months ended May 31, 2012 and another three performed in line with their respective benchmark index and/or Lipper peer group.* Such absolute and relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Fixed Income and Tax-Exempt Bond Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2012, especially given the extreme volatility experienced during the annual period.

Economic Review

The U.S. economy experienced numerous fits and starts during the annual period, as it grappled with a wide range of headline dominating issues including extended housing sector price weakness: aggressive fiscal and monetary policies; commodity price gyrations; the European sovereign and bank debt crises; and the stock market correction of the summer of 2011. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first calendar quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to 1.8% in the third quarter of 2011. The fourth quarter of 2011 saw an acceleration of GDP to 3.0%, but then relative softness returned with GDP retreating to an updated estimate of 1.9% for the first quarter of 2012.

As the annual period began in June 2011, U.S. consumers struggled with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably

“...U.S. fiscal concerns and European sovereign debt troubles continued to dominate...”

Commentary provided by

PNC Capital Advisors, LLC

as of May 31, 2012

* Past performance is no     guarantee of future results.

Reference to Fund

performance throughout

assumes performance of

Class I shares.

1

P N C  F i x e d  I n c o m e  a n d  T a x  E x e m p t  B o n d  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“...housing market data showed some signs of stabilization...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012 weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of 2011. Capital spending and reinvestment were at extremely low levels, and cash of corporate balance sheets remained at all-time highs.

Headlines regarding U.S. fiscal concerns and European sovereign debt troubles continued to dominate throughout the fourth quarter of 2011. However, fourth quarter GDP appeared to confirm that the U.S. recovery, though restrained, managed to remain in place despite outside pressures. Consumers showed marked improvement during the quarter, at least according to confidence surveys and post-holiday retail reports. Some of the boost in the consumer confidence may have been due to the decline in the unemployment rate from 9% to 8.6% and the four consecutive weeks of initial jobless claims below 400,000 to end the calendar year. The year also ended with strength in the housing market, as pending home sales jumped to its highest level in 19 months.

The first quarter of 2012 showed substantial progress in the building blocks of a self-sustaining economic expansion. Most encouraging, perhaps, employment growth picked up with an average monthly payroll gain in excess of 200,000 over the prior six months. The unemployment rate dropped to 8.3% as of March 2012. Initial unemployment claims — the weekly measure of new layoffs — stood at levels last seen in the spring of 2008 just before the financial crisis picked up speed. Concurrent with the better employment growth, consumption gradually improved with a pickup in both motor vehicle purchases and solid sales within the retail sector. Nearly as important, bank credit began to grow again.

In April and May 2012, the strength of the U.S. economic recovery came into question once again. The U.S. labor market appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, suggesting that some of the stronger job reports from earlier in 2012 might have been boosted by the mild winter. The government’s first estimate of first quarter 2012 GDP was also lower than expected at 2.2%. However, April’s housing market data showed some signs of stabilization, and consumer confidence modestly increased. In May, housing starts fell, although the entire drop occurred in the multifamily sector. New home construction actually rose 3.2% during the month. Industrial production slipped, retail sales slid and consumer confidence stumbled. May’s gain of 69,000 additional jobs on the non-farm payroll report was the weakest report in more than a year, prompting markets to wonder if the Fed will yet again initiate further stimulus. The good news in May — and that which may enable the Fed to concentrate on its long-term objective of keeping interest rates low until at least the end of 2014 — was that headline inflation declined even more than what the markets were expecting, with changes in the price of energy, including gasoline, primarily responsible for pushing consumer prices down.

Fixed Income

Fixed income market performance fluctuated during the annual period with changing market conditions and shifting investor sentiment but generally posted solid positive results. U.S. fixed income securities, as measured by the Barclays U.S. Aggregate Bond Index, significantly outperformed the equity market for the 12 months ended May 31, 2012.

2

From June through November 2011, investors generally fled to U.S. Treasuries as perceived safe havens, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Softened economic performance, fears of European sovereign debt contagion, decreased commodity price pressures and a series of Fed policy initiatives drove the bond market rally. Then, on the heels of better economic news domestically and as the European Central Bank became more aggressive in its monetary policy, demand for U.S. Treasuries declined, and riskier fixed income asset classes performed well between December 2011 and March 2012. During these months, yields on U.S. Treasuries rose, and high yield corporate bonds were the top performing fixed income sector. High yield corporate bond issuance reached a record $106 billion in the first quarter of 2012. Investment grade corporate bonds also performed well, with bond investors absorbing a robust volume of corporate bond supply. Indeed, investment grade corporations issued new bonds totaling $345 billion during the first quarter of 2012. In April and May, as U.S. economic data weakened and the situation in Europe deteriorated, U.S. Treasuries rallied and returns on riskier fixed income asset classes declined slightly. The gains in U.S. Treasuries were once again driven by a flight to quality, as concerns about Spain’s banks added to investors’ anxiety over the European sovereign debt crisis. An unexpected decline in U.S. consumer sentiment also helped bond prices.

For the annual period overall, two-year Treasury yields fell 21 basis points (a basis point is 1/100th of a percentage point) to 0.26%, and 10-year Treasury yields dropped 150 basis points to 1.56%. Long-term Treasury yields declined 158 basis points to 2.64%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August 2011 could scarcely be detected in an examination of U.S. Treasury rates.

Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In late January 2012, the Fed stated that it planned to keep short-term interest rates near zero until late 2014, as it extended the period that it plans to hold down interest rates in an effort to spur economic growth. In September, Operation Twist, mentioned below, dominated domestic monetary policy. Through May 31, 2012, the Fed had purchased more than $225 billion of mortgage-backed securities through this program.

Most of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the annual period, as concerns regarding the European sovereign debt crisis, slowing growth in China’s economy and inflationary pressures in several emerging market nations kept investors domestically-focused, risk-averse and defensive. The investment grade corporate bond, high yield corporate bond and mortgage-backed securities sectors each lagged U.S. Treasuries overall. Asset-backed securities, commercial mortgage-backed securities and U.S. agency securities were the exceptions, with each sector modestly outpacing U.S. Treasuries overall for the annual period.

The tax-exempt bond market overall outperformed the taxable fixed income market during the annual period, though performance was segmented. From the start of the annual period through September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt

“…the Fed left the targeted federal funds rate unchanged…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

3

P N C  F i x e d  I n c o m e  a n d  T a x  E x e m p t  B o n d  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“…equity markets retreated amidst renewed concerns…”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012 municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. From December 2011 through February 2012, municipal yields rallied, with strong individual and institutional investor demand and low tax-exempt supply the primary drivers. In March, municipal yields increased on new issue supply and soaring refunding issuance and as U.S. Treasury yields rose with better economic news. Meanwhile, the municipal credit environment continued to stabilize. State revenue growth was steady, although local revenues remained somewhat depressed. In April and May 2012, municipal bond yields declined again, approaching historic lows, as tax-exempt bonds followed U.S. Treasuries amidst additional European turmoil and a resultant flight to quality. Although new issue supply in the municipal market was higher than many had anticipated during these months, robust demand drove strong performance.

Equities

Most of the major U.S. equity indices generated negative returns during the 12 months ended May 31, 2012, as volatility dominated and investor sentiment swung sharply between “risk on” and “risk off.”

As the annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly.

The third quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S.’ debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike. Also under Operation Twist, the Fed would reinvest mortgage-backed security paydowns and agency debenture securities back into agency mortgage-backed securities.

4

Equities rallied in the fourth quarter of 2011 across most major world indices, but particularly domestically. Americans were dispirited by Washington D.C.’s inability to reach a plan for deficit reduction, but stronger-than-expected economic data in the U.S., especially within the key labor, manufacturing and housing markets, and the beginning, albeit somewhat piecemeal, steps toward a solution to the European sovereign debt issues were the primary drivers of higher returns. The equity market rally extended and broadened through March, with most indices posting double-digit returns. Indeed, the first quarter of 2012 proved to be the strongest first quarter gain in several years for virtually all segments of the U.S. equity market. The U.S. economic recovery generated enough solid data to raise consumer expectations and restore investor confidence, and fears of a worsening European sovereign debt crisis began to abate.

In April and May 2012, the U.S. equity markets retreated amidst renewed concerns about the strength of the U.S. economic recovery and increasing political uncertainty in Europe.

For the annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market; value stocks outpaced growth stocks within the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the annual period and Fed officials extending in January 2012 their expected time horizon from mid 2013 to late 2014 for short-term interest rates to stay low, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the annual period was an increase in demand and a contraction in supply. During the first half of the annual period in particular, supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June 2011 ahead of the August 2011 deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries through much of the annual period, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

“…yields in the taxable and tax-exempt money markets remained at low levels.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

5

P N C  F i x e d  I n c o m e  an d  Ta x  E x e m p t  B o n d  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“…we believe the Fed will continue ultra-accommodative monetary policies over the near term.”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

Our View Ahead

After numerous economic fits and starts, it seemed at the end of May 2012 that U.S. economic growth was gaining some self-sustaining traction, albeit sluggishly. Indeed, in our view, domestic economic growth has proceeded at a slower pace than other recent recoveries due to the depth of the contraction, the impact of the deleveraging cycle and challenges in the housing market. With the unemployment rate still elevated relative to historical average levels and an unprecedented amount of long-term unemployed, we believe the Fed will continue ultra-accommodative monetary policies over the near term. Meanwhile, we recognize that changing expectations of Fed policy may cause volatility in the financial markets. We believe prudent investment requires patience through volatile periods.

At the end of the annual period, then, we favored U.S. large cap equities given their higher quality profile and more attractive valuation metrics. We believed U.S. small cap equities may have been at fair value. As for international equities, after a strong rebound due to the infusion of central bank liquidity measures and a stronger than expected U.S. economy, we believe global equity markets may pause in the near term as concerns about European sovereign debt, an intensifying Chinese economic slowdown, fluctuating energy prices and geopolitical concerns resurface. We remain constructive longer term on international equities based on valuations particularly in Europe, emerging market policy flexibility and growth prospects, and the potential for self-sustaining global growth.

On the fixed income side, we believe the persistence of macroeconomic risks and the continuation of ultra-accommodative monetary policy may well keep U.S. Treasury yields range-bound for the near term. European sovereign debt problems will take time to be resolved as economies adjust to fiscal austerity programs and policies aimed to increase the competitiveness of southern European economies. The potential for conflict in the Middle East could drive a flight to safety in financial markets, and fiscal decisions in the U.S. may amplify market uncertainty. More specifically, although domestic fiscal deficits of more than $1 trillion have not prevented the U.S. Treasury from borrowing at record low levels, we believe domestic fiscal challenges could be a source of market volatility before year-end 2012. The expiration of the so-called “Bush-era” tax cuts, over $1.2 trillion in automatic spending cuts phased in over the next ten years as mandated by the failure of the Congressional super-committee to reach consensus, and the expiration of payroll tax cuts are all scheduled to occur at the beginning of 2013. We believe the uncertainty related to potential changes in fiscal policy will likely be a source of volatility in the bond market in the second half of 2012. In our opinion, any potential fiscal policy decisions will not be addressed until after the November elections. Despite this view, at the end of the annual period, we favored risk-based sectors over U.S.Treasuries in an environment of modest economic growth and historically low nominal yields. We favored the corporate credit sector due to continued strength in fundamentals, relative valuation and yield carry advantages over U.S. Treasuries. Mortgage-backed securities, in our view, provided stable risk-return characteristics to a well-diversified fixed income portfolio.

6

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

In Memoriam

It is with deepest sympathy that we inform you that Richard W. Furst, a Trustee of PNC Funds since June 1990, passed away on May 19, 2012. He will be remembered for his many years of dedicated service and contributions as a Trustee.

Sincerely,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

“...fiscal policy decisions will not be addressed until after the November elections.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2012

7

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W

M a y  3 1 ,  2 0 1 2

Andrew D. Harding Chief Investment Officer, Fixed Income

Guarantees        by     the      U.S. government,   its    agencies,  or instrumentalities    relate    only

to  the   payment  of     principal

or    interest   of   the     portfolio

securities  and   not   the shares

of  the   Fund.  An     investment

in   the   Fund     is   subject    to

interest rate  risk, which is  the

possibility    that    the   Fund’s

yield   will   decline      due     to falling interest rates. The value

of    debt    securities    may    be

affected   by   the      ability    of

issuers    to    make    principal and       interest          payments.

Although    U.S.      government

securities   are   considered   to

be      among       the         safest investments,     they     are   not

guaranteed      against      price

movements              due           to changing       interest        rates.

How did the taxable fixed income market perform over the last year?

The taxable fixed income market generated positive total returns during the last 12 months, driven primarily by a flight to the quality of the U.S. Treasury market. The Barclays U.S. Aggregate Bond Index(1) returned 7.12% for the one-year period ended May 31, 2012.

During the annual period, U.S. Treasuries generated a total return of 9.05%, as the market experienced a flight to the quality of less risky assets, which drove yields on U.S. Treasuries to record low levels. Risk-based assets experienced mixed excess returns relative to U.S. Treasuries during the annual period. Corporate bonds and mortgage-backed securities, as represented by the Barclays U.S. Credit Index(1) and Barclays Mortgage-Backed Securities Index(1), respectively, underperformed U.S. Treasuries, with excess returns relative to U.S. Treasuries of -2.76% and -1.45%, respectively. However, U.S. agency securities and asset-backed securities, as represented by the Barclays U.S. Agency Index(1) and Barclays Asset-Backed Securities Index(1), respectively, outperformed U.S. Treasuries, generating excess returns of +0.14% and +0.94%, respectively.

What factors impacted the Funds’ performance?

PNC Bond Fund

During the fiscal year ended May 31, 2012, the Bond Fund returned 3.65% to Class C Shares investors(2) and 5.69% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(1), returned 7.12%. The Average Intermediate Investment Grade Debt Peer(3) returned 6.07% during the period.

Duration positioning detracted from performance, because the Fund held a short duration position relative to its benchmark, and U.S. Treasury yields fell during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning contributed positively to performance, as the Fund held a position that benefited from flattening of the U.S. Treasury yield curve in 2012.

Sector allocation detracted from performance due to an overweighted allocation to the corporate sector, which underperformed during the fiscal year, and an underweighted allocation to the U.S. Treasury sector, which outperformed the benchmark. Overweighted allocations to the asset-backed securities sector and commercial mortgage-backed securities sector contributed positively to performance.

Issue selection within the investment grade corporate bond sector detracted from the Fund’s results. Within the investment grade corporate bond sector, an overweighted allocation to the financials sub-sector hurt relative performance as financials underperformed industrials and utilities during the annual period.

PNC Government Mortgage Fund

During the fiscal year ended May 31, 2012, the Government Mortgage Fund returned 2.23% to Class C Shares investors(2) and 4.27% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Mortgage-Backed Securities Fixed Rate Index(4), returned 5.02%. The Average U.S. Government Mortgage Peer(3) returned 4.94% during the period.

The Fund’s performance relative to its benchmark reflected an underweighted allocation to GNMA (Ginnie Mae) securities and an overweighted allocation to agency collateralized mortgage obligations (CMOs). During the annual period, we reduced the Fund’s allocation to higher coupon mortgages.

PNC High Yield Bond Fund

During the fiscal year ended May 31, 2012, the High Yield Bond Fund returned 0.50% to Class A shares investors(5) and 5.45% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Corporate High-Yield Index(6), returned 4.03%. The Average High Current Yield Peer(3) returned 2.07% during the period.

The Fund outperformed its benchmark index during the annual period due primarily to the Fund’s tilt toward higher rated, higher quality issuers. For the annual period as a whole, higher quality bonds outperformed lower quality bonds. For example, the Barclays U.S. High Yield Ba Index(6) returned 5.71% and the Barclays U.S. High Yield Caa Index(6) returned 0.82% during the year. The Fund was overweight securities rated Ba, which outperformed the Barclays U.S. Corporate High-Yield Index(6), and underweight securities rated Caa or lower, which underperformed the Index.

8

PNC Intermediate Bond Fund

During the fiscal year ended May 31, 2012, the Intermediate Bond Fund returned 2.38% to Class C Shares investors(2) and 4.43% to Class I Shares investors. The Fund’s benchmark, the Barclays Intermediate U.S. Government/Credit Bond Index(7), returned 5.17%. The Average Short-Intermediate Investment Grade Debt Peer(3) returned 1.37% during the period.

Duration positioning detracted from performance, because the Fund held a short duration position relative to its benchmark, and U.S. Treasury yields fell during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning contributed positively to performance, as the Fund held a position that benefited from the flattening of the U.S. Treasury yield curve in 2012.

Sector allocation detracted from performance as an underweighted allocation to the U.S. Treasury sector, which outperformed the benchmark, and an overweighted allocation to the corporate bond sector, which underperformed the benchmark, hurt performance. Overweighted allocations to the mortgage-backed securities and asset-backed securities sectors contributed positively to performance.

Issue selection within the investment grade corporate bond sector had a negative impact on Fund performance. Within the investment grade corporate bond sector, an overweighted allocation to the financials sub-sector hurt relative performance as financials underperformed industrials and utilities during the annual period.

PNC Limited Maturity Bond Fund

During the fiscal year ended May 31, 2012, the Limited Maturity Bond Fund returned -1.11% to Class C Shares investors(2) and 0.88% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8), returned 1.14%. The Average Short Investment Grade Debt Peer(3) returned 1.37% during the period.

Short-term interest rates were modestly changed during the fiscal year, and as a result, duration and yield curve positioning had modest impact on Fund performance. Overweighted allocations to the mortgage-backed securities and asset-backed securities sectors contributed positively to Fund performance. An underweighted allocation to the U.S. Treasury sector also contributed positively to the Fund’s performance, as the shorter maturity segment of the U.S. Treasury sector underperformed the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index(8). Issue selection within the corporate sector contributed positively to performance as well.

PNC Total Return Advantage Fund

During the fiscal year ended May 31, 2012, the Total Return Advantage Fund returned 3.87% to Class C Shares investors(2) and 5.92% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(1), returned 7.12%. The Average A Rated Corporate Debt Peer(3) returned 6.78% during the period.

Duration positioning detracted from performance, because the Fund held a short duration position relative to its benchmark, and U.S. Treasury yields fell during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning contributed positively to performance, as the Fund held a position that benefited from the flattening of the U.S. Treasury yield curve in 2012.

Sector allocation detracted from relative performance, primarily due to an underweighted allocation to the U.S. Treasury sector, which outperformed the benchmark, and overweighted allocations to investment grade corporate bond and high yield corporate bond, which underperformed the benchmark. Overweighted allocations to the asset-backed securities sector and commercial mortgage-backed securities sector contributed positively to performance.

Issue selection detracted from performance in the mortgage-backed securities sector and corporate bond sector. Within the corporate bond sector, an overweighted allocation to the financials sub-sector hurt relative performance as financials underperformed industrials and utilities during the annual period.

PNC Ultra Short Bond Fund

During the fiscal year ended May 31, 2012, the Ultra Short Bond Fund returned -1.00% to Class A Shares investors(5) and 0.26% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-Year Treasury Index(9), returned 0.31%. The Average Ultra-Short Obligations Peer(3) returned 0.70% during the period.

Short-term interest rates were modestly changed during the year, and as a result, duration and yield curve positioning had modest impact on Fund performance. Overweighted allocations to the investment grade corporate bond sector, mortgage-backed securities sector and asset-backed securities sector contributed positively to the Fund’s relative performance.

What are your thoughts going into the next 12 months? How are the Funds positioned?

We believe the persistence of macroeconomic risks and the continuation of ultra-accommodative monetary policy will likely keep U.S. Treasury yields range-bound for the near term. European sovereign debt problems will take time to be resolved as economies adjust to fiscal austerity programs and policies aimed to increase the competitiveness of southern European economies. Fiscal policy decisions in the U.S. may amplify market uncertainty. We believe the Fed is cautious not to end monetary accommodation prematurely before the labor market has more fully healed.

Given this view, at the end of the annual period, we had positioned the PNC taxable fixed income funds with duration positions that were shorter than benchmark durations at short-term rates. In intermediate-term investment styles, we maintained a duration position at longer

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maturities of the yield curve that was modestly above the benchmark. Against the backdrop of historically low interest rates, we believe these strategies position the Funds to take advantage of a steep yield curve if rates remain range-bound. It should also mitigate risks of more extreme, and in our opinion, less likely, interest rate scenarios.

At the end of the annual period, we continued to favor non-Treasury fixed income sectors over U.S. Treasuries based upon our outlook for modest U.S. economic growth and historically low nominal yields. We favored the corporate credit sector due to continued strength in fundamentals and carry advantages over U.S. Treasuries. Mortgage-backed securities provided, in our view, stable risk-return characteristics to a well diversified bond portfolio.

(1)

The Barclays U.S. Aggregate Bond Index, an unmanaged, market value weighted index of fixed income securities, is not available for direct investment. Each of the Barclays U.S. Credit, Mortgage-Backed Securities, U.S. Agency and Asset-Backed Securities Indices are subsets of the Barclays U.S. Aggregate Bond Index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.
(3)	Peer-group performance is derived from data provided by Lipper Inc.
(4)

The Barclays U.S. Mortgage-Backed Securities Fixed Rate Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(5)	Performance of Class A shares assumes the deduction of the maximum applicable sales charge.
(6)

The Barclays U.S. Corporate High-Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Both the Barclays U.S. High Yield Ba and U.S High Yield Caa Indices are subsets of the Barclays U.S. Corporate High-Yield Index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(7)

The Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(8)

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(9)

The BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

The tables below present portfolio holdings as of May 31, 2012 as a percentage of total investments before short term investment purchased with collateral from securities loaned, if any, for each of the PNC Fixed Income Funds.

Bond Fund
Corporate Bonds	26.6%
Federal National Mortgage Association	25.8
U.S. Treasury Notes	19.6
Affiliated Money Market Fund	7.5
Asset Backed Securities	7.3
U.S. Treasury Bond	5.9
Commercial Mortgage-Backed Security	2.4
Government National Mortgage Association	2.1
Federal Home Loan Mortgage Corporation	1.3
Collateralized Mortgage Obligations	0.8
Transportation Revenue Bonds	0.3
Education Revenue Bonds	0.3
Preferred Stocks	0.1
100.0%

Government Mortgage Fund
Federal National Mortgage Association	69.3%
Government National Mortgage Association	14.6
Federal Home Loan Mortgage Corporation	10.6
Affiliated Money Market Fund	4.4
Collateralized Mortgage Obligations	1.1
100.0%

High Yield Bond Fund
Corporate Bonds	94.1%
Affiliated Money Market Fund	4.9
Common Stock	0.4
Warrants	0.4
Preferred Stocks	0.2
100.0%

Intermediate Bond Fund
Corporate Bonds	43.2%
U.S. Treasury Notes	31.6
Asset Backed Securities	9.3
Federal National Mortgage Association	9.0
Affiliated Money Market Fund	3.9
Collateralized Mortgage Obligations	2.5
Commercial Mortgage-Backed Security	0.5
Government National Mortgage Association	0.0
Federal Home Loan Mortgage Corporation	0.0
100.0%

Limited Maturity Bond Fund
U.S. Treasury Notes	34.7%
Corporate Bonds	23.2
Asset Backed Securities	16.6
Collateralized Mortgage Obligations	9.2
Federal National Mortgage Association	7.1
Federal Home Loan Mortgage Corporation	4.7
Affiliated Money Market Fund	3.3
Commercial Mortgage-Backed Securities	1.2
100.0%

Total Return Advantage Fund
Corporate Bonds	39.5%
Federal National Mortgage Association	21.9
U.S. Treasury Notes	12.3
Asset Backed Securities	7.0
U.S. Treasury Bonds	6.0
Commercial Mortgage-Backed Securities	3.2
Federal Home Loan Mortgage Corporation	2.9
Government National Mortgage Association	2.9
Affiliated Money Market Fund	2.8
Collateralized Mortgage Obligations	0.7
Transportation Revenue Bonds	0.3
Education Revenue Bonds	0.2
Loan Agreement	0.2
Preferred Stocks	0.1
100.0%

Ultra Short Bond Fund
U.S. Treasury Obligations	36.8%
Asset Backed Securities	18.1
Corporate Bonds	17.8
Federal National Mortgage Association	8.1
Collateralized Mortgage Obligations	6.6
Federal Home Loan Mortgage Corporation	6.1
Affiliated Money Market Fund	3.6
Federal Home Loan Bank	2.9
100.0%

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Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(2) The Barclays U.S. Mortgage-Backed Securities Fixed Rate Index is a widely used unmanaged index of mortgage-backed securities.

(3) Peer-group performance is derived from data provided by Lipper Inc.

Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period, with the exception of the High Yield Bond Fund, which represents since the date of inception. The graphs show performance of Class I and Class C Shares only, with the exception of the High Yield Bond Fund, which presents Class I and Class A Shares. The performance of Class A and Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(c) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(1)	The Barclays U.S. Corporate High-Yield Index is an unmanaged index representative of the U.S. corporate high-yield fixed income markets.

(2)	The Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged index representative of intermediate term bonds.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

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Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1)	The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index is an unmanaged market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds.

(2) Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of fixed income securities.

(3) Peer-group performance is derived from data provided by Lipper Inc.

Growth of a $10,000 Investment*(a)(b)

*The graphs presented here provide hypothetical $10,000 investments in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares. The performance of Class A may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a) Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(1) The BofA Merrill Lynch 1-Year Treasury Index is an unmanaged market capitalization weighted index including U.S. Treasuries.

(2)  Peer-group performance is derived from data provided by Lipper Inc.

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Average Annual Total Returns as of May 31, 2012(1)

Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	10/31/88	5.69%	6.97%	5.98%	5.19%	6.41%	N/A	N/A	0.59%	0.59%
Class A Shares	10/31/88	0.78%	5.10%	4.73%	4.45%	5.98%	4.50%	N/A	0.87%	0.87%
Class C Shares	6/12/00	3.65%	5.91%	4.94%	4.18%	5.38%	N/A	1.00%	1.59%	1.59%
Average Intermediate Investment Grade Debt Peer		6.07%	8.64%	6.03%	5.20%	6.75%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		7.12%	7.12%	6.72%	5.72%	7.21%	N/A	N/A	N/A	N/A
Government Mortgage Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	11/12/92	4.27%	4.97%	6.14%	4.99%	5.76%	N/A	N/A	0.63%	0.63%
Class A Shares	11/12/92	-0.58%	3.10%	4.91%	4.24%	5.27%	4.50%	N/A	0.91%	0.91%
Class C Shares	6/21/00	2.23%	3.90%	5.07%	3.97%	4.80%	N/A	1.00%	1.63%	1.63%
Average U.S. Government Mortgage Peer		4.94%	6.49%	5.45%	4.51%	4.95%	N/A	N/A	N/A	N/A
Barclays U.S. Mortgage-Backed Securities Fixed Rate Index		5.02%	5.47%	6.63%	5.51%	6.35%	N/A	N/A	N/A	N/A

High Yield Bond Fund
	Date of Inception	1 Year	3 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	4/29/08	5.45%	15.73%	8.15%	N/A	N/A	1.17%	0.76%
Class A Shares	4/29/08	0.50%	13.65%	6.69%	4.50%	N/A	1.43%	1.02%
Average High Current Yield Peer		2.07%	14.69%	7.02%	N/A	N/A	N/A	N/A
Barclays U.S. Corporate High-Yield Index		4.03%	16.57%	9.82%	N/A	N/A	N/A	N/A

Intermediate Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/20/89	4.43%	5.74%	5.99%	5.00%	6.10%	N/A	N/A	0.53%	0.53%
Class A Shares	4/15/91	-0.60%	3.84%	4.74%	4.24%	5.60%	4.50%	N/A	0.81%	0.81%
Class C Shares	5/30/00	2.38%	4.68%	4.96%	3.99%	5.20%	N/A	1.00%	1.53%	1.53%
Average Short-Intermediate Investment Grade Debt Peer		1.37%	3.92%	3.05%	3.13%	5.67%	N/A	N/A	N/A	N/A
Barclays Intermediate U.S. Government/Credit Bond Index		5.17%	5.95%	6.00%	5.16%	0.58%	N/A	N/A	N/A	N/A

Average Annual Total Returns as of May 31, 2012 (1)

Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/7/94	0.88%	2.16%	3.57%	3.28%	4.42%	N/A	N/A	0.50%	0.50%
Class A Shares	9/9/94	-1.35%	1.20%	2.89%	2.81%	4.11%	2.00%	N/A	0.78%	0.78%
Class C Shares	1/27/00	-1.11%	1.14%	2.54%	2.27%	3.43%	N/A	1.00%	1.50%	1.50%
Average Short Investment Grade Debt Peer		1.37%	3.92%	3.05%	3.13%	4.33%	N/A	N/A	N/A	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index		1.14%	2.35%	3.71%	3.46%	4.84%	N/A	N/A	N/A	N/A
Total Return Advantage Fund (2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	5.92%	7.47%	7.24%	5.75%	5.84%	N/A	N/A	0.58%	0.58%
Class A Shares	9/30/02	0.96%	5.53%	5.87%	4.81%	5.01%	4.50%	N/A	0.86%	0.86%
Class C Shares	9/30/02	3.87%	6.45%	6.21%	4.72%	4.79%	N/A	1.00%	1.58%	1.58%
Average A Rated Corporate Debt Peer		6.78%	9.14%	6.35%	5.50%	5.48%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		7.12%	7.12%	6.72%	5.72%	6.06%	N/A	N/A	N/A	N/A

Ultra Short Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	12/2/02	0.26%	0.84%	2.41%	2.53%	N/A	N/A	0.36%	0.36%
Class A Shares	1/6/03	-1.00%	0.26%	1.99%	2.18%	1.00%	N/A	0.64%	0.64%
Average Ultra-Short Obligations Peer		0.70%	1.65%	1.52%	2.16%	N/A	N/A	N/A	N/A
BofA Merrill Lynch 1-Year Treasury Index		0.31%	0.67%	2.17%	2.33%	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, where applicable. Without such a fee waiver and expense reimbursement, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The performance information prior to February 1, 2010 represents the performance of the accounting survivor, PNC Total Return Bond Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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Adam Mackey Managing Director, Municipal Fixed Income

How did the tax-exempt fixed income market perform over the last year?

Overall, the tax-exempt fixed income market, as represented by the broad Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index(1), generated a solid positive return of 8.81% during the annual period ended May 31, 2012. Yields across the tax-exempt yield curve, or spectrum of maturities, moved lower during the fiscal year, though they did so amidst significant volatility. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) The tax-exempt bond market overall outperformed the taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, and the U.S. and international equity markets, as measured by the S&P 500® Index and the MSCI EAFE® Index, respectively, during the annual period.

What factors impacted the Funds’ performance?

PNC Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2012, the Intermediate Tax Exempt Bond Fund returned 6.49% to Class C Shares investors(2) and 8.49% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(1), returned 8.81%. The Average General Municipal Debt Peer(3) returned 11.85% during the period.

We increased the Fund’s exposure to lower grade credits and added several mid-grade names to the Fund’s portfolio during the annual period. Throughout, our team favored essential service bonds (i.e. bonds in the public power and water and sewer sectors) and revenue bonds (i.e. bonds supported by the revenue from a specific project, such as a toll bridge, highway, or local stadium). These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures persisted. Within the essential service sector, we increased the Fund’s exposure to public power bonds. For example, a public power purchase during the annual period included Puerto Rico Electric Power Authority bonds.

We shortened the effective duration of the Fund from 6.01 years at the end of May 2011 to 5.84 years at the end of May 2012. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Maryland Tax Exempt Bond Fund

During the fiscal year ended May 31, 2012, the Maryland Tax Exempt Bond Fund returned 5.08% to Class C Shares investors(2) and 7.23% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(1), returned 8.81%. The Fund’s secondary benchmark, the S&P Maryland Municipal Bond Index(1), returned 8.59%. The Average Maryland Municipal Debt Peer(3) returned 10.69% during the period.

In general, Maryland is a stronger state than most in terms of fiscal responsibility. There are many strong local governments in the state, and the state itself has been better positioned than most to handle the credit downturn. Still, the state and local governments of Maryland are not immune to persistent fiscal, budgetary and political pressures, and so our team favored essential service bonds, or bonds in the public power and water and sewer sectors, during the annual period as a good credit hedge. We also increased exposure to dedicated tax bonds(7) and added several mid-grade names to the Fund’s portfolio during the annual period.

We shortened the effective duration of the Fund from 5.81 years at the end of May 2011 to 5.66 years at the end of May 2012. This brought the Fund’s effective duration to a modestly longer-than-benchmark position. We implemented this strategy by focusing on the ten- to fifteen-year range of the yield curve, or spectrum of maturities. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Michigan Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2012, the Michigan Intermediate Municipal Bond Fund returned 6.07% to Class C Shares investors(2) and 8.16% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(1), returned 8.81%. The Fund’s secondary benchmark, the S&P Michigan Municipal Bond Index(1), returned 11.42%. The Average Other States Intermediate Municipal Debt Peer(3) returned 7.10% during the period.

We added exposure to mid-grade names in the Fund’s portfolio during the annual period. We also increased the Fund’s weighting in municipal bonds in the health care sector. For example, health care sector purchases during the annual period included Michigan State Hospital Finance Authority for Henry Ford Health System bonds. We maintained the Fund’s emphasis on essential service bonds (i.e. bonds in the public power and water and sewer sectors) and revenue bonds (i.e. bonds supported by the revenue from a specific project, such as a toll bridge, highway, or local stadium). These sectors provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures persisted.

We shortened the effective duration of the Fund from 5.73 years at the end of May 2011 to 5.47 years at the end of May 2012. This brought the Fund’s effective duration to a modestly longer-than-benchmark position. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Ohio Intermediate Tax Exempt Bond Fund

During the fiscal year ended May 31, 2012, the Ohio Intermediate Tax Exempt Bond Fund returned 6.16% to Class C Shares investors(2) and 8.29% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(1), returned 8.81%. The Fund’s secondary benchmark, the S&P Ohio Municipal Bond Index(1), returned 11.34%. The Average Other States Intermediate Municipal Debt Peer(3) returned 7.10% during the period.

We added several mid-grade names to the Fund’s portfolio during the annual period. We also increased the Fund’s exposure to water and sewer sector bonds and to dedicated tax bonds(7).

We slightly extended the effective duration of the Fund from 5.74 years at the end of May 2011 to 5.77 years at the end of May 2012. This brought the Fund’s effective duration to a modestly longer-than-benchmark position. We implemented this strategy by focusing on the ten-to fifteen-year range of the yield curve, or spectrum of maturities. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Pennsylvania Intermediate Municipal Bond Fund

During the fiscal year ended May 31, 2012, the Pennsylvania Intermediate Municipal Bond Fund returned 5.73% to Class C Shares investors(2) and 7.91% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(1), returned 8.81%. The Fund’s secondary benchmark, the S&P Pennsylvania Municipal Bond Index(1), returned 10.33%. The Average Other States Intermediate Municipal Debt Peer(3) returned 7.10% during the period.

We increased the Fund’s exposure to lower grade credits and to dedicated tax bonds(7) during the annual period. Throughout, our team also favored revenue bonds(8). Dedicated tax bonds and revenue bonds in particular provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures persisted.

We shortened the effective duration of the Fund from 5.84 years at the end of May 2011 to 5.36 years at the end of May 2012. This brought the Fund’s effective duration to a just slightly longer-than-benchmark position. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

PNC Tax-Exempt Limited Maturity Bond Fund

During the fiscal year ended May 31, 2012, the Tax-Exempt Limited Maturity Bond Fund returned 1.67% to Class C Shares investors(2) and 3.78% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(1), returned 4.71%. The Average Short-Intermediate Municipal Debt Peer(3) returned 4.45% during the period.

Overall, the Fund was a beneficiary of near-zero money market rates that pushed investors to short-to intermediate-term municipal bond funds during the annual period. As such, however, the Fund’s cash position ranged widely from 1% to 10% of total net assets over the course of the fiscal year, as inflow and outflow activity fluctuated. The Fund generally seeks to be fully invested and maintain a less than 3% cash position in normally functioning markets.

We incorporated some higher yielding, lower grade credits into the Fund’s portfolio when priced appropriately. Still, during the annual period overall, the Fund was slightly underweight lower grade credits and was overweight higher grade credits compared to the Fund’s benchmark. Such positioning detracted, as higher grade credit underperformed lower grade credit during the annual period.

The Fund’s effective duration ranged between 2.97 and 3.30 years during the annual period, as we made adjustments as market conditions shifted and as investment monies flowed into the Fund. Having begun the annual period with a duration of 3.10 years at the end of May 2011, the duration of the Fund stood at 3.29 years at the end of May 2012. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Throughout, our team favored essential service bonds, i.e. bonds in the public power and water and sewer sectors, as this sector provided a good credit hedge against state and local governments amidst better yet persistent fiscal, budgetary and political pressures. We also increased the Fund’s exposure to public power bonds and dedicated tax bonds(7) during the year. Overall, the Fund purchased bonds that were senior, or highest, in the municipal capital structure. The Fund maintained its underweight in subordinated or appropriated debt relative to the benchmark, as our team preferred to stay higher in the municipal capital structure amidst current market conditions. We viewed pre-refunded(4) securities as the “flight to quality” asset within the municipal market. As such, the Fund maintained its lesser exposure to pre-refunded bonds than its benchmark index throughout the annual period. The Fund’s allocation to pre-refunded bonds comprised approximately 5.33% of the Fund’s total net assets at the end of May 2012 compared to 8.72% for the Fund’s benchmark index.

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What are your thoughts going into the next 12 months? How are the Funds positioned?

While the tone of the tax-exempt fixed income market was generally positive during the annual period, there are several looming issues that could derail municipal performance in the coming months. The Volcker Rule, which was designed to narrow the scope of market-making activities of banking institutions, could have significant negative implications for the depth and liquidity of the municipal market if it is implemented as currently drafted. While we believe critical changes will be made to the rule that will allow for banking institutions to inventory and transact on all municipal bonds, we expect to continue to favor more liquid Fund portfolios to protect against a temporary or protracted market dislocation. The Volcker Rule is scheduled to go into effect on July 21, 2012.

Further, negative pension headlines could resurface over the near term as the Governmental Accounting Standards Board pension reporting standards get adopted. The proposed changes include lowering of discount rates, reporting net pension liability in the financial statements, and forcing municipal entities to use an acceptable cost method. It is important to note that the changes are not scheduled to go into effect for issuers until 2013. Long term, this should be a credit positive for the market, but initially there is likely to be much reporting about the troubled funding status of many municipal plans. Ratings downgrades from the new reporting methodology are not expected, but escalated headline risk is likely going into the summer months, and states like New Jersey and Illinois, or the Commonwealth of Puerto Rico, could experience selling pressure, which could have a ripple effect on the entire market.

Additionally, we are monitoring state budget deliberations as most states move toward July 1st budget deadlines. Despite increased political polarization and expenditure pressures, we believe this year’s budget season for the states should closely replicate the limited level of rancor that occurred during the 2011 budget season.

Finally, we expect municipal-to-U.S. Treasury ratios to stay elevated as the U.S. presidential election nears. President Obama’s 2013 budget proposal includes two measures that may continue to create uncertainty about future valuation of municipal securities. The President has proposed capping the municipal exemption at 28%, and he reintroduced a permanent Build America Bond program at a lower subsidy rate of 28%. The status of the municipal tax exemption will not likely be resolved until after the 2012 election and may well put a floor on ratios until 2013.

Given this view, at the end of the annual period, we continued to favor high-grade securities in the Funds’ portfolios, although we were beginning to see selective opportunities to purchase bonds with mid to low grade ratings and thus may seek to move to a benchmark neutral position in this credit quality segment of the market. We expect to maintain the Funds’ focus on essential service bonds and dedicated tax bonds, while limiting exposure to bonds that could see a credit headwind, such as those in the appropriation(5) or certificate of participation (COP)(6) sectors, where such debt is not subject to voter approval, or subordinated debentures. Within the essential service bonds sector, we are particularly constructive on public power holdings. We believe that the public power sector continues to exhibit solid credit metrics, despite lower power sales caused by the weak economic recovery and mild temperatures seen during the winter. Tax-backed bonds within the dedicated tax sector, in our view, have exhibited improving cash flow levels that are protected from state budget negotiation. When selecting general obligation bonds, we typically favor unlimited tax general obligation bonds over other types of general fund backed debt because the security pledges typically provide stronger bondholder protection than those of most of the bonds that have defaulted. We do not expect widespread local government defaults similar to those that have occurred in places such as Jefferson County, Alabama, Harrisburg, Pennsylvania, and Stockton, California. We intend to maintain the Funds’ effective duration within a 95% to 105% range relative to their respective benchmark indices.

We will not hesitate to adjust duration and/or sector positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. We intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with a focus on securities that provide adequate liquidity and an emphasis on risk management.

(1)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond-indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(3)	Peer-group performance is derived from data provided by Lipper Inc.

(4)

Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

(5)

Generally, appropriation-backed debt is rated one notch below the general obligation (GO) rating. Greater distinctions can be made in some cases, including for certain sports, entertainment, or convention center projects. Unique structural protections can allow for a rating on par with the GO.

(6)

Certificates of Participation (COPs) are tax-exempt government securities used to raise funds to improve and construct buildings or purchase equipment. COPs are used to finance capital costs related to construction or acquisition and may not be used to finance ongoing operating costs.

(7)

Dedicated tax bonds are bonds whose primary repayment is secured by a stream of government tax or fee revenues legally pledged for the benefit of bondholders. Because they have a revenue stream specifically assigned to debt service, dedicated tax bonds can be considered a more stable credit during economic downturns.

(8)	Revenue bonds are bonds supported by revenues from a specific project, such as a toll bridge, highway or local stadium.

The table below presents portfolio holdings as of May 31, 2012 as a percentage of total investments for each of the PNC Tax Exempt Bond Funds.

			Portfolio Holdings
	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Refunding Bonds	61.4%	38.4%	62.6%	50.1%	56.3%	51.4%
Education Revenue Bonds	11.3	5.1	9.2	7.9	15.8	5.3
Hospital/Nursing Home Revenue Bonds	7.1	4.5	4.8	6.4	4.6	5.6
Public Facilities Revenue Bonds	5.4	25.4	6.0	21.1	8.0	14.5
Water/Sewer Revenue Bonds	5.3	5.8	6.5	1.7	–	2.3
Other Revenue Bonds	4.6	3.8	3.0	3.3	2.1	3.8
Prerefunded & Escrowed to Maturity	2.4	2.5	4.7	–	3.2	3.5
Transportation Revenue Bonds	1.5	13.6	–	0.7	–	9.3
Affiliated Money Market Fund	1.0	–	–	0.3	10.0	1.6
Money Market Fund	–	0.9	3.2	–	–	–
Pollution Control Revenue Bonds	–	–	–	6.5	–	–
Industrial/Development Revenue Bonds	–	–	–	2.0	–	–
General Obligation	–	–	–	–	–	1.8
Utility Revenue Bonds	–	–	–	–	–	0.9
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

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At May 31, 2012, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AGM	7.1%	3.3%	6.1%	7.1%	18.0%	5.4%
AGM Q-SBLF	–	–	0.2%	–	–	–
AMBAC	2.4%	1.1%	8.7%	8.0%	4.7%	8.8%
FGIC	–	–	3.0%	0.6%	–	1.0%
GNMA/FNMA/FHLMC	–	–	–	2.7%	–	–
NATL-RE	–	8.3%	9.1%	12.0%	3.3%	5.7%
NATL-RE FGIC	6.2%	1.6%	3.0%	5.0%	5.3%	–
NATL-RE FHA	–	1.1%	–	–	–	–
NATL-RE-IBC	2.1%	1.4%	–	–	–	1.0%
NATL-RE Q-SBLF	–	–	12.0%	–	–	–
RADIAN	1.1%	–	–	–	–	–
Q-SBLF	1.4%	–	–	–	–	–
SONYMA	0.5%	–	–	–	–	–
XLCA	0.8%	–	–	–	–	–
XLCA FSA	–	–	–	0.1%	–	–
Total	21.6%	16.8%	42.1%	35.5%	31.3%	21.9%

The rating of long-term debt as a percentage of total value of investments on May 31, 2012, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AAA/Aaa	25.3%	32.6%	19.7%	30.0%	6.2%	23.3%
AA/Aa	24.5%	24.5%	22.7%	28.8%	24.3%	32.3%
A/A	33.8%	29.3%	39.8%	27.2%	41.0%	32.5%
BBB/Baa	8.2%	7.7%	13.6%	11.0%	18.5%	8.2%
NR	7.2%	5.0%	1.0%	2.7%	–	2.1%
Total	99.0%	99.1%	96.8%	99.7%	90.0%	98.4%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

Growth of a $10,000 Investment*(a)(b)

## Intermediate Tax Exempt Bond Fund

Class I Shares
Class C Shares
S&P Municipal Bond Intermediate Index(1)
Average General Municipal Debt Peer(4)
Dollars (in Thousands)
18
16
14
12
10
8
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

## Maryland Tax Exempt Bond Fund

Class I Shares
Class C Shares
S&P Municipal Bond Intermediate Index(1)
S&P Maryland Municipal Bond Index(2)
Average Maryland Municipal Debt Peer(4)
Dollars (in Thousands)
25
20
15
10
5
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

## Michigan Intermediate Municipal Bond Fund

Class I Shares
Class C Shares
S&P Municipal Bond Intermediate Index(1)
S&P Michigan Municipal Bond Index(3)
Average Other States Intermediate Municipal Debt Peer(4)
Dollars (in Thousands)
25
20
15
10
5
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

* The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

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(1) The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. The Index is comprised of bonds with maturities of 3 to 15 years.

(2) The S&P Maryland Municipal Bond Index consists of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

(3) The S&P Michigan Municipal Bond Index consists of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

(4) Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

Guarantees, if any, by the municipal issuers, the State of Michigan, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Growth of a $10,000 Investment*(a)(b)

## Ohio Intermediate Tax Exempt Bond Fund

Class I Shares
S&P Municipal Bond Intermediate Index(1)
Average Other States Intermediate Municipal Debt Peer(5)
Class C Shares
S&P Ohio Municipal Bond Index(2)
Dollars (in Thousands)
25
20
15
10
5
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

## Pennsylvania Intermediate Municipal Bond Fund

Class I Shares
S&P Municipal Bond Intermediate Index(1)
Average Other States Intermediate Municipal Debt Peer(5)
Class C Shares
S&P Pennsylvania Municipal Bond Index(3)
Dollars (in Thousands)
25
20
15
10
5
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

## Tax Exempt Limited Maturity Bond Fund

Class I Shares
S&P Municipal Bond Short Intermediate Index(4)
Class C Shares
Average Short-Intermediate Municipal Debt Peer(5)
Dollars (in Thousands)
20
15
10
5
5/02
5/03
5/04
5/05
5/06
5/07
5/08
5/09
5/10
5/11
5/12

* The graphs presented here provide hypothetical $10,000 investments in the Funds for the most recent 10 Year period. The graphs show performance of Class I and Class C Shares only. The performance of Class C Shares may be greater or less than that shown in the graphs based on the differences in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

(a) Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(b) The Indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

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(1) The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. The Index is comprised of bonds with maturities of 3 to 15 years.

(2) The S&P Ohio Municipal Bond Index consists of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

(3) The S&P Pennsylvania Municipal Bond Index consists of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

(4) The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to but not including eight years as measured from the Rebalancing Date.

(5) Peer-group performance is derived from data provided by Lipper Inc.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

Guarantees, if any, by the municipal issuers, the State of Ohio, the Commonwealth of Pennsylvania, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the respective Funds. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Funds, which may adversely impact the shares of the Funds.

The Funds’ focus on investments in securities located in a single state makes the Funds susceptible to economic, political and regulatory events that affect that state. The Funds are non-diversified, which means that they may invest in securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Average Annual Total Returns as of May 31, 2012 (1)

Intermediate Tax Exempt Bond Fund (2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	8.49%	6.11%	5.64%	4.23%	4.49%	N/A	N/A	0.57%	0.54%
Class A Shares	9/30/02	5.04%	4.50%	4.46%	3.42%	3.74%	3.00%	N/A	0.85%	0.82%
Class C Shares	9/30/02	6.49%	5.53%	4.41%	3.12%	3.39%	N/A	1.00%	1.57%	1.54%
Average General Municipal Debt Peer		11.85%	7.97%	4.63%	4.55%	4.43%	N/A	N/A	N/A	N/A
S&P Municipal Bond Intermediate Index		8.81%	7.10%	6.40%	5.49%	N/A	N/A	N/A	N/A	N/A
Maryland Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	6/2/92	7.23%	4.97%	4.89%	3.94%	4.80%	N/A	N/A	0.56%	0.54%
Class A Shares	9/30/02	3.74%	3.58%	3.85%	3.17%	3.98%	3.00%	N/A	0.84%	0.82%
Class C Shares	9/30/02	5.08%	4.03%	3.83%	2.90%	3.59%	N/A	1.00%	1.56%	1.54%
Average Maryland Municipal Debt Peer		10.69%	7.51%	4.32%	4.37%	5.25%	N/A	N/A	N/A	N/A
S&P Municipal Bond Intermediate Index		8.81%	7.10%	6.40%	5.49%	N/A	N/A	N/A	N/A	N/A
S&P Maryland Municipal Bond Index		8.59%	6.71%	5.33%	5.14%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

(2) On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The performance information prior to February 1, 2010 represents the performance of the accounting survivor, PNC National Tax-Exempt Bond Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

O V E R V I E W

M a y  3 1 ,  2 0 1 2

Average Annual Total Returns as of May 31, 2012 (1)

Michigan Intermediate Municipal Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	7/2/90	8.16%	5.58%	5.17%	4.14%	5.09%	N/A	N/A	0.67%	0.67%
Class A Shares	7/2/90	4.68%	4.24%	4.30%	3.58%	4.73%	3.00%	N/A	0.94%	0.94%
Class C Shares	8/6/01	6.07%	4.53%	4.16%	3.15%	4.17%	N/A	1.00%	1.67%	1.67%
Average Other States Intermediate Municipal Debt Peer		7.10%	5.25%	4.74%	4.03%	5.25%	N/A	N/A	N/A	N/A
S&P Municipal Bond Intermediate Index		8.81%	7.10%	6.40%	5.49%	N/A	N/A	N/A	N/A	N/A
S&P Michigan Municipal Bond Index		11.42%	8.33%	5.52%	5.41%	N/A	N/A	N/A	N/A	N/A
Ohio Intermediate Tax Exempt Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	1/5/90	8.29%	5.70%	5.57%	4.43%	5.10%	N/A	N/A	0.55%	0.55%
Class A Shares	4/15/91	4.74%	4.33%	4.67%	3.84%	4.81%	3.00%	N/A	0.83%	0.83%
Class C Shares	6/23/00	6.16%	4.60%	4.50%	3.40%	4.07%	N/A	1.00%	1.55%	1.55%
Average Other States Intermediate Municipal Debt Peer		7.10%	5.25%	4.74%	4.03%	5.26%	N/A	N/A	N/A	N/A
S&P Municipal Bond Intermediate Index		8.81%	7.10%	6.40%	5.49%	N/A	N/A	N/A	N/A	N/A
S&P Ohio Municipal Bond Index		11.34%	7.67%	4.97%	5.05%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

Average Annual Total Returns as of May 31, 2012 (1)

Pennsylvania Intermediate Municipal Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	8/10/94	7.91%	5.62%	5.45%	4.37%	4.74%	N/A	N/A	0.61%	0.61%
Class A Shares	9/11/96	4.42%	4.26%	4.53%	3.79%	4.37%	3.00%	N/A	0.88%	0.88%
Class C Shares	2/24/00	5.73%	4.56%	4.40%	3.36%	3.48%	N/A	1.00%	1.61%	1.61%
Average Other States Intermediate Municipal Debt Peer		7.10%	5.25%	4.74%	4.03%	4.45%	N/A	N/A	N/A	N/A
S&P Municipal Bond Intermediate Index		8.81%	7.10%	6.40%	5.49%	N/A	N/A	N/A	N/A	N/A
S&P Pennsylvania Municipal Bond Index		10.33%	7.42%	5.63%	5.46%	N/A	N/A	N/A	N/A	N/A
Tax Exempt Limited Maturity Bond Fund
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses *,**	Total Net Fund Operating Expenses *,***
Class I Shares	3/1/98	3.78%	3.23%	3.94%	2.98%	3.45%	N/A	N/A	0.57%	0.54%
Class A Shares	9/30/02	0.38%	1.83%	2.88%	2.21%	2.74%	3.00%	N/A	0.85%	0.82%
Class C Shares	9/30/02	1.67%	2.18%	2.89%	1.95%	2.40%	N/A	1.00%	1.57%	1.54%
Average Short-Intermediate Municipal Debt Peer		4.45%	3.92%	3.93%	3.66%	3.80%	N/A	N/A	N/A	N/A
S&P Municipal Bond Short Intermediate Index		4.71%	4.62%	5.14%	4.31%	N/A	N/A	N/A	N/A	N/A

*	Total Fund Operating Expenses shown reflect expenses from the September 30, 2011 Prospectus and may differ from those found within the Expense Tables and Financial Highlights.
**	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
***	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

(1) Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers, where applicable. Without such a fee waiver, performance of the Funds would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception returns for the Benchmark and Peer-group performance reflect the closest month end to the Inception date of Class I of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P E N S E  T A B L E S

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2011 to May 31, 2012), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2012.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2011 to May 31, 2012). The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Bond Fund
Actual
Class I	$1,000.00	$1,039.78	0.60%	$3.04
Class A	1,000.00	1,039.25	0.88	4.47
Class C	1,000.00	1,034.63	1.60	8.14
Hypothetical**
Class I	1,000.00	1,022.02	0.60	3.01
Class A	1,000.00	1,020.62	0.88	4.43
Class C	1,000.00	1,017.00	1.60	8.07

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,020.14	0.65%	$3.28
Class A	1,000.00	1,019.77	0.93	4.69
Class C	1,000.00	1,015.06	1.65	8.30
Hypothetical**
Class I	1,000.00	1,021.76	0.65	3.28
Class A	1,000.00	1,020.36	0.93	4.69
Class C	1,000.00	1,016.77	1.65	8.30

High Yield Bond Fund
Actual
Class I	$1,000.00	$1,076.06	0.75%	$3.89
Class A	1,000.00	1,075.97	1.01	5.25
Hypothetical**
Class I	1,000.00	1,021.25	0.75	3.79
Class A	1,000.00	1,019.94	1.01	5.11

Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,034.75	0.52%	$2.67
Class A	1,000.00	1,033.28	0.80	4.09
Class C	1,000.00	1,029.50	1.53	7.74
Hypothetical**
Class I	1,000.00	1,022.38	0.52	2.65
Class A	1,000.00	1,020.98	0.80	4.06
Class C	1,000.00	1,017.38	1.53	7.69

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,008.56	0.48%	$2.42
Class A	1,000.00	1,007.16	0.76	3.83
Class C	1,000.00	1,003.56	1.48	7.41
Hypothetical**
Class I	1,000.00	1,022.59	0.48	2.44
Class A	1,000.00	1,021.19	0.76	3.86
Class C	1,000.00	1,017.60	1.48	7.47

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,043.52	0.56%	$2.85
Class A	1,000.00	1,043.01	0.84	4.27
Class C	1,000.00	1,039.23	1.56	7.93
Hypothetical**
Class I	1,000.00	1,022.22	0.56	2.82
Class A	1,000.00	1,020.82	0.84	4.22
Class C	1,000.00	1,017.22	1.56	7.85

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,003.42	0.35%	$1.73
Class A	1,000.00	1,002.02	0.63	3.13
Hypothetical**
Class I	1,000.00	1,023.28	0.35	1.75
Class A	1,000.00	1,021.87	0.63	3.16

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,047.42	0.53%	$2.71
Class A	1,000.00	1,046.11	0.81	4.14
Class C	1,000.00	1,043.69	1.53	7.80
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,020.95	0.81	4.09
Class C	1,000.00	1,017.37	1.53	7.70

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,039.75	0.53%	$2.70
Class A	1,000.00	1,038.31	0.81	4.13
Class C	1,000.00	1,034.29	1.48	7.54
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,020.95	0.81	4.09
Class C	1,000.00	1,017.59	1.48	7.48

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,044.47	0.72%	$3.66
Class A	1,000.00	1,043.06	0.99	5.04
Class C	1,000.00	1,039.22	1.72	8.75
Hypothetical**
Class I	1,000.00	1,021.42	0.72	3.62
Class A	1,000.00	1,020.07	0.99	4.98
Class C	1,000.00	1,016.42	1.72	8.66

Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Annualized Expense Ratio	Expenses Paid During Period*

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,047.09	0.55%	$2.79
Class A	1,000.00	1,044.82	0.83	4.22
Class C	1,000.00	1,042.08	1.55	7.89
Hypothetical**
Class I	1,000.00	1,022.28	0.55	2.76
Class A	1,000.00	1,020.88	0.83	4.17
Class C	1,000.00	1,017.27	1.55	7.80

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,045.31	0.62%	$3.17
Class A	1,000.00	1,043.85	0.89	4.55
Class C	1,000.00	1,040.10	1.62	8.27
Hypothetical**
Class I	1,000.00	1,021.90	0.62	3.13
Class A	1,000.00	1,020.55	0.89	4.50
Class C	1,000.00	1,016.90	1.62	8.17

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,021.38	0.53%	$2.68
Class A	1,000.00	1,019.00	0.81	4.09
Class C	1,000.00	1,015.36	1.52	7.63
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,020.95	0.81	4.09
Class C	1,000.00	1,017.43	1.52	7.64

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

P N C  F i x e d  I n c o m e  a n d  T a x  E x e m p t  B o n d  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 68	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council, since 2010.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios.

John G. Drosdick 68	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 3, 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 33 portfolios

Director and Chairman of the Compensation Committee, United Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Dale C. LaPorte 70	Trustee Chairman of the Legal Compliance Committee	Since April 2005 Since May 2009

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).

				2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation
L. White Matthews, III 66	Trustee	Since February 2010

Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.

				2 registered investment companies consisting of 33 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Director, Imation Corp. (data storage products)
Edward D. Miller, Jr. 69	Trustee	Since February 2010	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 33 portfolios	Director, Care Fusion (health care devices).
Stephen M. Todd 64	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended, that are not a part of the Fund Complex.

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member

Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 51	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 43	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 40	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 46	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 38	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A
Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 45	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc), since September 2002.	N/A	N/A
Randi Gage[6] 301 Bellevue Parkway Wilmington, DE 19809 53	Assistant Secretary	Since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc., 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc., 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003-2007.	N/A	N/A

[6] Mmes. Ferguson, Gage and Spratley and Messrs. Glazar, Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Fixed Income and Tax Exempt Bond Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund, PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (the “Fixed Income and Tax Exempt Bond Funds”), thirteen of the thirty funds constituting PNC Funds as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fixed Income and Tax Exempt Bond Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fixed Income and Tax Exempt Bond Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fixed Income and Tax Exempt Bond Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Fixed Income and Tax Exempt Bond Funds as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 27, 2012

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

Bond Fund
Class I	Class A
2012	2011	2010	2009	2008	201	2	201	1	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.53	$ 10.27	$ 9.80	$ 10.03	$ 9.89	$10.55	$10.30	$ 9.82	$10.05	$ 9.92

Net Investment Income(1)	0.30	0.35	0.40	0.47	0.48	0.28	0.32	0.37	0.45	0.46
Realized and Unrealized Gain (Loss) on Investments	0.29	0.27	0.49	(0.22)	0.14	0.30	0.26	0.50	(0.22)	0.13

Total from Investment Operations	0.59	0.62	0.89	0.25	0.62	0.58	0.58	0.87	0.23	0.59

Payment by Affiliate(1)	–	–	–	–	–**(2)	–	–	–	–	–	**(2)

Dividends from Net Investment Income	(0.32)	(0.36)	(0.42)	(0.48)	(0.48)	(0.30)	(0.33)	(0.39)	(0.46)	(0.46)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.32)	(0.36)	(0.42)	(0.48)	(0.48)	(0.30)	(0.33)	(0.39)	(0.46)	(0.46)

Net Asset Value, End of Period	$ 10.80	$ 10.53	$ 10.27	$ 9.80	$ 10.03	$10.83	$10.55	$10.30	$ 9.82	$10.05

Total Return†	5.69%	6.09%	9.16%	2.69%	6.37%	5.56%	5.69%	8.94%	2.44%	6.00%

Ratios/Supplemental Data
Net Assets End of Period (000)	$182,239	$220,136	$234,920	$258,327	$302,464	$ 4,449	$ 5,134	$ 5,609	$ 5,526	$ 6,110
Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.61%	0.59%	0.81	%(3)	0.87%	0.88%	0.86%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.87%	3.32%	3.98%	4.91%	4.78%	2.66	%(3)	3.05%	3.68%	4.66%	4.53%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.59%	0.59%	0.59%	0.65%	0.69%	0.87%	0.87%	0.88%	0.90%	0.94%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.87%	3.32%	3.98%	4.87%	4.68%	2.60%	3.05%	3.68%	4.62%	4.43%
Portfolio Turnover Rate(4)	58%	80%	52%	105%	168%	58%	80%	52%	105%	168%
Bond Fund
Class C
20	12	201	1	201	0	20	09	20	08
Net Asset Value, Beginning of Period	$10.53	$10.27	$ 9.80	$10.03	$ 9.89

Net Investment Income(1)	0.20	0.24	0.30	0.37	0.38
Realized and Unrealized Gain (Loss) on Investments	0.28	0.27	0.48	(0.21)	0.14

Total from Investment Operations	0.48	0.51	0.78	0.16	0.52

Payment by Affiliate(1)	–	–	–	–	–	**(2)

Dividends from Net Investment Income	(0.21)	(0.25)	(0.31)	(0.39)	(0.38)
Distributions from Net Realized Gains	–	–	–	–	–

Total Distributions	(0.21)	(0.25)	(0.31)	(0.39)	(0.38)

Net Asset Value, End of Period	$10.80	$10.53	$10.27	$ 9.80	$10.03

Total Return†	4.65%	5.04%	8.07%	1.70%	5.34%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 308	$ 392	$ 445	$ 370	$ 200
Ratio of Expenses to Average Net Assets	1.60%	1.59%	1.60%	1.58%	1.58%
Ratio of Net Investment Income to Average Net Assets	1.91%	2.33%	2.94%	3.86%	3.79%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.60%	1.59%	1.60%	1.61%	1.68%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.91%	2.33%	2.94%	3.83%	3.69%
Portfolio Turnover Rate(4)	58%	80%	52%	105%	168%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C Fi x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Government Mortgage Fund
	Class I					Class A
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.67	$ 9.67	$ 9.51	$ 9.18	$ 9.01	$ 9.66	$ 9.67	$ 9.51	$ 9.18	$ 9.01

Net Investment Income(1)	0.34	0.39	0.41	0.44	0.45	0.32	0.36	0.38	0.41	0.42
Realized and Unrealized Gain (Loss) on Investments	0.07	0.02	0.18	0.35	0.17	0.07	0.01	0.19	0.35	0.18

Total from Investment Operations	0.41	0.41	0.59	0.79	0.62	0.39	0.37	0.57	0.76	0.60

Payment by Affiliate(1)	–	–	–	–	–**(2)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.38)	(0.41)	(0.43)	(0.46)	(0.45)	(0.35)	(0.38)	(0.41)	(0.43)	(0.43)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.38)	(0.41)	(0.43)	(0.46)	(0.45)	(0.35)	(0.38)	(0.41)	(0.43)	(0.43)

Net Asset Value, End of Period	$ 9.70	$ 9.67	$ 9.67	$ 9.51	$ 9.18	$ 9.70	$ 9.66	$ 9.67	$ 9.51	$ 9.18

Total Return†	4.27%	4.30%	6.37%	8.80%	7.04%	4.15%	3.91%	6.06%	8.54%	6.77%

Ratios/Supplemental Data
Net Assets End of Period (000)	$88,197	$110,943	$133,539	$156,430	$177,897	$11,882	$13,126	$16,443	$16,590	$11,961
Ratio of Expenses to Average Net Assets	0.65%	0.63%	0.63%	0.63%	0.59%	0.86%(3)	0.91%	0.92%	0.88%	0.84%
Ratio of Net Investment Income to Average Net Assets	3.55%	4.04%	4.33%	4.68%	4.93%	3.33%(3)	3.77%	4.01%	4.35%	4.68%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.65%	0.63%	0.63%	0.68%	0.74%	0.93%	0.91%	0.92%	0.92%	0.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.55%	4.04%	4.33%	4.63%	4.78%	3.26%	3.77%	4.01%	4.31%	4.53%
Portfolio Turnover Rate(4)	29%	17%	15%	83%	173%	29%	17%	15%	83%	173%

	Government Mortgage Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.65	$9.65	$9.50	$9.17	$9.00

Net Investment Income(1)	0.24	0.30	0.30	0.32	0.36
Realized and Unrealized Gain (Loss) on Investments	0.07	0.01	0.19	0.38	0.17

Total from Investment Operations	0.31	0.31	0.49	0.70	0.53

Payment by Affiliate(1)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.28)	(0.31)	(0.34)	(0.37)	(0.36)
Distributions from Net Realized Gains	–	–	–	–	–

Total Distributions	(0.28)	(0.31)	(0.34)	(0.37)	(0.36)

Net Asset Value, End of Period	$9.68	$9.65	$9.65	$9.50	$9.17

Total Return†	3.23%	3.27%	5.20%	7.75%	5.99%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,906	$3,719	$4,704	$2,589	$949
Ratio of Expenses to Average Net Assets	1.65%	1.63%	1.64%	1.59%	1.58%
Ratio of Net Investment Income to Average Net Assets	2.49%	3.07%	3.17%	3.42%	3.94%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.65%	1.63%	1.64%	1.63%	1.73%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.49%	3.07%	3.17%	3.38%	3.79%
Portfolio Turnover Rate(4)	29%	17%	15%	83%	173%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	High Yield Bond Fund
	Class I					Class A
	2012	2011	2010	2009	2008(1)	2012		2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$ 8.35	$ 9.15	$ 7.96	$ 9.93	$ 10.00	$ 8.36		$ 9.16	$ 7.97	$ 9.94	$ 10.00

Net Investment Income(2)	0.55	0.66	0.77	0.80	0.06	0.53		0.64	0.75	0.79	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.76	1.21	(1.97)	(0.07)	(0.13)		0.75	1.21	(1.98)	(0.08)

Total from Investment Operations	0.42	1.42	1.98	(1.17)	(0.01)	0.40		1.39	1.96	(1.19)	(0.01)

Dividends from Net Investment Income	(0.55)	(0.67)	(0.79)	(0.80)	(0.06)	(0.53)		(0.64)	(0.77)	(0.78)	(0.05)
Distributions from Net Realized Gains	(0.18)	(1.55)	–	–	–	(0.18)		(1.55)	–	–	–

Total Distributions	(0.73)	(2.22)	(0.79)	(0.80)	(0.06)	(0.71)		(2.19)	(0.77)	(0.78)	(0.05)

Net Asset Value, End of Period	$ 8.04	$ 8.35	$ 9.15	$ 7.96	$ 9.93	$ 8.05		$ 8.36	$ 9.16	$ 7.97	$ 9.94

Total Return†	5.45%	17.17%	25.47%	(11.05)%	(0.10)%	5.19%		16.85%	25.12%	(11.25)%	(0.05)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 9,123	$ 6,879	$ 8,797	$ 10,273	$ 6,339	$ 471		$ 315	$ 311	$ 180	$ 203
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	1.01%	(3)	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	6.80%	7.40%	8.61%	10.29%	7.12%	6.57%	(3)	7.15%	8.33%	9.99%	6.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.19%	1.41%	0.93%	1.33%	7.24%	1.45%		1.71%	1.19%	1.59%	7.49%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	6.36%	6.74%	8.43%	9.71%	0.63%	6.13%		6.45%	8.15%	9.40%	0.38%
Portfolio Turnover Rate	32%	91%	78%	100%	11%	32%		91%	78%	100%	11%

†	Total return excludes sales charge.

(1)	High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C Fi x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Intermediate Bond Fund
	Class I					Class A
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.38	$11.31	$10.85	$10.75	$10.47	$ 11.40	$11.33	$10.87	$10.76	$10.49

Net Investment Income(1)	0.27	0.30	0.35	0.45	0.48	0.25	0.27	0.32	0.43	0.45
Realized and Unrealized Gain (Loss) on Investments	0.23	0.28	0.46	0.10	0.28	0.22	0.28	0.46	0.11	0.28

Total from Investment Operations	0.50	0.58	0.81	0.55	0.76	0.47	0.55	0.78	0.54	0.73

Payment by Affiliate(1)	–	–	–	–	– **(2)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.28)	(0.31)	(0.35)	(0.45)	(0.48)	(0.26)	(0.28)	(0.32)	(0.43)	(0.46)
Distributions from Net Realized Gains	(0.12)	(0.20)	–	–	–	(0.12)	(0.20)	–	–	–

Total Distributions	(0.40)	(0.51)	(0.35)	(0.45)	(0.48)	(0.38)	(0.48)	(0.32)	(0.43)	(0.46)

Net Asset Value, End of Period	$11.48	$11.38	$11.31	$10.85	$10.75	$ 11.49	$11.40	$11.33	$10.87	$10.76

Total Return†	4.43%	5.25%	7.58%	5.35%	7.39%	4.11%	4.95%	7.27%	5.19%	7.02%

Ratios/Supplemental Data
Net Assets End of Period (000)	$397,082	$360,686	$334,915	$355,284	$356,799	$ 6,298	$7,694	$9,258	$10,018	$8,022
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.56%	0.54%	0.74%(3)	0.81%	0.82%	0.81%	0.79%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.62%	3.15%	4.29%	4.51%	2.18%(3)	2.36%	2.87%	4.02%	4.26%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.53%	0.53%	0.61%	0.69%	0.81%	0.81%	0.82%	0.86%	0.94%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.37%	2.62%	3.15%	4.24%	4.36%	2.11%	2.36%	2.87%	3.97%	4.11%
Portfolio Turnover Rate(4)	48%	80%	56%	110%	126%	48%	80%	56%	110%	126%

	Intermediate Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.43	$11.36	$10.90	$10.79	$10.51

Net Investment Income(1)	0.16	0.19	0.24	0.34	0.37
Realized and Unrealized Gain (Loss) on Investments	0.23	0.28	0.46	0.12	0.29

Total from Investment Operations	0.39	0.47	0.70	0.46	0.66

Payment by Affiliate(1)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.17)	(0.20)	(0.24)	(0.35)	(0.38)
Distributions from Net Realized Gains	(0.12)	(0.20)	–	–	–

Total Distributions	(0.29)	(0.40)	(0.24)	(0.35)	(0.38)

Net Asset Value, End of Period	$11.53	$11.43	$11.36	$10.90	$10.79

Total Return†	3.38%	4.19%	6.48%	4.42%	6.33%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,083	$1,316	$1,474	$970	$566
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.54%	1.53%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.64%	2.12%	3.24%	3.53%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%	1.53%	1.54%	1.58%	1.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.40%	1.64%	2.12%	3.19%	3.38%
Portfolio Turnover Rate(4)	48%	80%	56%	110%	126%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Limited Maturity Bond Fund
	Class I						Class A
	2012		2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.23		$10.20	$10.11	$9.96	$9.79	$10.26	$10.23	$ 10.14	$ 9.99	$ 9.82

Net Investment Income(1)	0.11		0.16	0.25	0.38	0.42	0.09	0.14	0.22	0.34	0.40
Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.05	0.10	0.14	0.17	(0.02)	0.05	0.10	0.16	0.16

Total from Investment Operations	0.09		0.21	0.35	0.52	0.59	0.07	0.19	0.32	0.50	0.56

Payment by Affiliate(1)	–		–	–	–	–**(2)	–	–	–	–	–**(2)

Contributions of Capital by Affiliate(1)	–	**(3)	–	–	–	–	–**(3)	–	–	–	–

Dividends from Net Investment Income	(0.13)		(0.18)	(0.26)	(0.37)	(0.42)	(0.11)	(0.16)	(0.23)	(0.35)	(0.39)
Distributions from Net Realized Gains	–		–	–	–	–	–	–	–	–	–

Total Distributions	(0.13)		(0.18)	(0.26)	(0.37)	(0.42)	(0.11)	(0.16)	(0.23)	(0.35)	(0.39)

Net Asset Value, End of Period	$10.19		$10.23	$10.20	$10.11	$9.96	$10.22	$10.26	$ 10.23	$10.14	$ 9.99

Total Return†	0.88	%(3)	2.11%	3.50%	5.38%	6.07%	0.67%(3)	1.82%	3.20%	5.11%	5.81%

Ratios/Supplemental Data
Net Assets End of Period (000)	$337,295		$314,884	$269,482	$140,015	$139,876	$ 5,116	$ 7,356	$10,153	$ 6,842	$2,865
Ratio of Expenses to Average Net Assets	0.48%		0.50%	0.50%	0.53%	0.51%	0.69%(4)	0.78%	0.79%	0.79%	0.76%
Ratio of Net Investment Income to Average Net Assets	1.06%		1.57%	2.44%	3.78%	4.27%	0.93%(4)	1.37%	2.19%	3.45%	4.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.48%		0.50%	0.50%	0.57%	0.61%	0.76%	0.78%	0.79%	0.81%	0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.06%		1.57%	2.44%	3.74%	4.17%	0.86%	1. 37%	2.19%	3.43%	3.92%
Portfolio Turnover Rate(5)	77%		54%	83%	86%	95%	77%	54%	83%	86%	95%

	Limited Maturity Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.14	$ 9.98	$ 9.82

Net Investment Income(1)	0.01	0.07	0.14	0.26	0.32
Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.04	0.11	0.18	0.16

Total from Investment Operations	(0.01)	0.11	0.25	0.44	0.48

Payment by Affiliate(1)	–	–	–	–	–**(2)

Contributions of Capital by Affiliate(1)	–**(3)	–	–	–	–

Dividends from Net Investment Income	(0.03)	(0.08)	(0.16)	(0.28)	(0.32)
Distributions from Net Realized Gains	–	–	–	–	–

Total Distributions	(0.03)	(0.08)	(0.16)	(0.28)	(0.32)

Net Asset Value, End of Period	$10.22	$10.26	$10.23	$10.14	$ 9.98

Total Return†	(0.12)%(3)	1.10%	2.46%	4.45%	4.93%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 2,326	$ 3,217	$ 5,208	$ 1,630	$ 411
Ratio of Expenses to Average Net Assets	1.48%	1.50%	1.51%	1.50%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.11%	0.68%	1.42%	2.64%	3.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.48%	1.50%	1.51%	1.52%	1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.11%	0.68%	1.42%	2.62%	3.19%
Portfolio Turnover Rate(5)	77%	54%	83%	86%	95%

** Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(4)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)

Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Total Return Advantage Fund(1)
	Class I						Class A
	2012		2011	2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.64		$10.36	$9.85	$9.55	$9.51	$10.65		$10.36	$ 9.86	$9.55	$9.51
Net Investment Income(2)	0.37		0.39	0.43	0.45	0.47	0.35		0.36	0.39	0.41	0.42
Realized and Unrealized Gain (Loss) on Investments	0.25		0.30	0.52	0.31	0.05	0.25		0.31	0.50	0.32	0.05
Total from Investment Operations	0.62		0.69	0.95	0.76	0.52	0.60		0.67	0.89	0.73	0.47
Payment by Affiliate(2)	–		–	0.01(3)	–	–	–		–	0.01(3)	–	–
Contributions of Capital by Affiliate(2)	–	**(4)	–	–	–	–	–*	*(4)	–	–	–	–
Dividends from Net Investment Income	(0.38)		(0.41)	(0.44)	(0.46)	(0.48)	(0.36)		(0.38)	(0.39)	(0.42)	(0.43)
Distributions from Net Realized Gains	–		–	(0.01)	–	–	–		–	(0.01)	–	–
Total Distributions	(0.38)		(0.41)	(0.45)	(0.46)	(0.48)	(0.36)		(0.38)	(0.40)	(0.42)	(0.43)
Net Asset Value, End of Period	$10.88		$10.64	$10.36	$9.85	$9.55	$ 10.89		$10.65	$10.36	$9.86	$9.55

Total Return†	5.92	%(4)	6.72%	9.90%	8.24%	5.48%	5.70%	(4)	6.53%	9.32%	7.81%	4.95%
Ratios/Supplemental Data
Net Assets End of Period (000)	$263,356		$247,780	$217,946	$113,202	$132,698	$ 5,969		$7,038	$9,213	$482	$713
Ratio of Expenses to Average Net Assets	0.56%		0.58%	0.53%	0.53%	0.53%	0.76%	(5)	0.86%	0.83%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	3.42%		3.71%	4.19%	4.80%	4.89%	3.23%	(5)	3.43%	3.79%	4.30%	4.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%		0.58%	0.62%	0.68%	0.63%	0.84%		0.86%	0.85%	1.18%	1.13%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.42%		3.71%	4.10%	4.65%	4.79%	3.15%		3.43%	3.77%	4.15%	4.29%
Portfolio Turnover Rate(6)	44%		76%	60%	106%	54%	44%		76%	60%	106%	54%

	Total Return Advantage Fund(1)
	Class C
	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.67		$10.38	$ 9.86	$ 9.56	$ 9.52

Net Investment Income(2)	0.26		0.28	0.33	0.36	0.37
Realized and Unrealized Gain (Loss) on Investments	0.25		0.31	0.53	0.31	0.05

Total from Investment Operations	0.51		0.59	0.86	0.67	0.42

Payment by Affiliate(2)	–		–	0.01(3)	–	–

Contributions of Capital by Affiliate(2)	–*	*(4)	–	–	–	–

Dividends from Net Investment Income	(0.27)		(0.30)	(0.34)	(0.37)	(0.38)
Distributions from Net Realized Gains	–		–	(0.01)	–	–

Total Distributions	(0.27)		(0.30)	(0.35)	(0.37)	(0.38)

Net Asset Value, End of Period	$10.91		$10.67	$10.38	$ 9.86	$ 9.56

Total Return†	4.87%	(4)	5.76%	8.87%	7.18%	4.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$616		$472	$ 331	$ 162	$ 165
Ratio of Expenses to Average Net Assets	1.55%		1.58%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.41%		2.69%	3.19%	3.80%	3.89%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%		1.58%	1.62%	1.68%	1.63%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.41%		2.69%	3.10%	3.65%	3.79%
Portfolio Turnover Rate(6)	44%		76%	60%	106%	54%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.

(3)	See Note 9 in Notes to Financial Statements.

(4)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(5)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(6)

Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Ultra Short Bond Fund
	Class I					Class A
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.01	$10.05	$10.07	$10.00	$9.89	$10.03	$10.06	$10.08	$10.02	$9.88

Net Investment Income(1)	0.02	0.06	0.13	0.31	0.43	0.01	0.06	0.11	0.23	0.41
Realized and Unrealized Gain (Loss) on Investments	0.01	0.01	0.02	0.09	0.11	(0.01)	(0.01)	0.02	0.14	0.13

Total from Investment Operations	0.03	0.07	0.15	0.40	0.54	–	0.05	0.13	0.37	0.54

Payment by Affiliate(1)	–	–	–	–	–**(2)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.06)	(0.11)	(0.17)	(0.33)	(0.43)	(0.04)	(0.08)	(0.15)	(0.31)	(0.40)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.06)	(0.11)	(0.17)	(0.33)	(0.43)	(0.04)	(0.08)	(0.15)	(0.31)	(0.40)

Net Asset Value, End of Period	$9.98	$10.01	$10.05	$10.07	$10.00	$9.99	$10.03	$10.06	$10.08	$10.02

Total Return†	0.26%	0.71%	1.54%	4.12%	5.52%	(0.01)%	0.54%	1.25%	3.74%	5.58%

Ratios/Supplemental Data
Net Assets End of Period (000)	$541,798	$515,482	$339,187	$91,445	$64,966	$5,733	$8,233	$21,663	$11,846	$231
Ratio of Expenses to Average Net Assets	0.34%	0.35%	0.39%	0.40%	0.37%	0.50%(3)	0.64%	0.67%	0.66%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.19%	0.59%	1.25%	3.14%	4.32%	0.14%(3)	0.62%	1.12%	2.29%	4.07%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.35%	0.39%	0.47%	0.57%	0.62%	0.64%	0.67%	0.67%	0.82%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.19%	0.59%	1.25%	3.07%	4.12%	0.02%	0.62%	1.12%	2.28%	3.87%
Portfolio Turnover Rate(4)	102%	68%	71%	101%	116%	102%	68%	71%	101%	116%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Intermediate Tax Exempt Bond Fund(1)
	Class I					Class A
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.76	$9.81	$9.69	$9.55	$9.49	$ 9.72	$ 9.84	$9.71	$9.57	$ 9.51

Net Investment Income(2)	0.26	0.25	0.27	0.29	0.33	0.23	0.22	0.24	0.24	0.29
Realized and Unrealized Gain (Loss) on Investments	0.56	0.15	0.27	0.18	0.11	0.56	0.08	0.27	0.18	0.11

Total from Investment Operations	0.82	0.40	0.54	0.47	0.44	0.79	0.30	0.51	0.42	0.40

Dividends from Net Investment Income	(0.26)	(0.25)	(0.28)	(0.29)	(0.33)	(0.23)	(0.22)	(0.24)	(0.24)	(0.29)
Distributions from Net Realized Gains	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)

Total Distributions	(0.33)	(0.45)	(0.42)	(0.33)	(0.38)	(0.30)	(0.42)	(0.38)	(0.28)	(0.34)

Net Asset Value, End of Period	$10.25	$9.76	$9.81	$9.69	$9.55	$ 10.21	$ 9.72	$9.84	$9.71	$ 9.57

Total Return†	8.49%	4.18%	5.72%	5.02%	4.82%	8.28%	3.16%	5.32%	4.49%	4.29%

Ratios/Supplemental Data
Net Assets End of Period (000)	$137,504	$132,330	$141,189	$89,520	$81,891	$ 4,039	$5,270	$4,958	$640	$ 649
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.75%(3)	0.81%	0.85%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.57%	2.81%	3.00%	3.52%	2.35%(3)	2.29%	2.41%	2.50%	3.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.56%	0.70%	0.83%	0.84%	0.83%	0.84%	0.93%	1.33%	1.34%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.54%	2.54%	2.64%	2.70%	3.21%	2.27%	2.26%	2.33%	2.20%	2.71%
Portfolio Turnover Rate	19%	37%	111%	64%	143%	19%	37%	111%	64%	143%

	Intermediate Tax Exempt Bond Fund(1)
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.63	$9.77	$9.63	$9.50	$9.44

Net Investment Income(2)	0.15	0.15	0.16	0.19	0.24
Realized and Unrealized Gain (Loss) on Investments	0.56	0.06	0.30	0.16	0.11

Total from Investment Operations	0.71	0.21	0.46	0.35	0.35

Dividends from Net Investment Income	(0.15)	(0.15)	(0.18)	(0.18)	(0.24)
Distributions from Net Realized Gains	(0.07)	(0.20)	(0.14)	(0.04)	(0.05)

Total Distributions	(0.22)	(0.35)	(0.32)	(0.22)	(0.29)

Net Asset Value, End of Period	$10.12	$9.63	$9.77	$9.63	$9.50

Total Return†	7.49%	2.21%	4.87%	3.75%	3.78%

Ratios/Supplemental Data
Net Assets End of Period (000)	$495	$293	$169	$7	$108
Ratio of Expenses to Average Net Assets	1.53%	1.52%	1.50%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.56%	1.65%	2.00%	2.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.55%	1.56%	1.83%	1.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.54%	1.53%	1.59%	1.70%	2.21%
Portfolio Turnover Rate	19%	37%	111%	64%	143%

†	Total return excludes sales charge.

(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Maryland Tax Exempt Bond Fund
	Class I					Class A
	2012	2011	2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.25	$11.05	$10.82	$10.78	$11.27		$11.24	$11.05	$10.82	$10.78
Net Investment Income(1)	0.32	0.32	0.31	0.35	0.39	0.29		0.29	0.26	0.29	0.34
Realized and Unrealized Gain (Loss) on Investments	0.48	0.02	0.20	0.23	0.04	0.48		0.03	0.19	0.23	0.04
Total from Investment Operations	0.80	0.34	0.51	0.58	0.43	0.77		0.32	0.45	0.52	0.38
Dividends from Net Investment Income	(0.32)	(0.32)	(0.31)	(0.35)	(0.39)	(0.29)		(0.29)	(0.26)	(0.29)	(0.34)
Distributions from Net Realized Gains	(0.10)	–	–	–	–	(0.10)		–	–	–	–
Total Distributions	(0.42)	(0.32)	(0.31)	(0.35)	(0.39)	(0.39)		(0.29)	(0.26)	(0.29)	(0.34)
Net Asset Value, End of Period	$11.65	$11.27	$11.25	$11.05	$10.82	$11.65		$11.27	$11.24	$11.05	$10.82

Total Return†	7.23%	3.08%	4.65%	5.46%	4.08%	6.96%		2.88%	4.11%	4.94%	3.56%

Ratios/Supplemental Data
Net Assets End of Period (000)	$73,197	$71,256	$78,154	$67,455	$52,261	$832		$725	$635	$614	$604
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%	0.78%	(2)	0.81%	0.95%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.86%	2.75%	3.21%	3.62%	2.54%	(2)	2.57%	2.32%	2.71%	3.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.56%	0.75%	0.93%	0.96%	0.83%		0.84%	1.19%	1.43%	1.46%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.77%	2.83%	2.52%	2.81%	3.19%	2.49%		2.54%	2.08%	2.31%	2.69%
Portfolio Turnover Rate	21%	19%	43%	29%	39%	21%		19%	43%	29%	39%

	Maryland Tax Exempt Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.27	$11.25	$11.05	$10.83	$10.78
Net Investment Income(1)	0.20	0.21	0.20	0.24	0.28
Realized and Unrealized Gain (Loss) on Investments	0.48	0.02	0.20	0.22	0.05
Total from Investment Operations	0.68	0.23	0.40	0.46	0.33
Dividends from Net Investment Income	(0.20)	(0.21)	(0.20)	(0.24)	(0.28)
Distributions from Net Realized Gains	(0.10)	–	–	–	–
Total Distributions	(0.30)	(0.21)	(0.20)	(0.24)	(0.28)
Net Asset Value, End of Period	$11.65	$11.27	$11.25	$11.05	$10.83

Total Return†	6.08%	2.07%	3.61%	4.29%	3.14%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 1	$ 1	$ 12	$ 12	$ 118
Ratio of Expenses to Average Net Assets	1.51%	1.48%	1.52%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.88%	1.75%	2.21%	2.62%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.51%	1.50%	1.76%	1.93%	1.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.71%	1.86%	1.51%	1.81%	2.19%
Portfolio Turnover Rate	21%	19%	43%	29%	39%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Michigan Intermediate Municipal Bond Fund
	Class I						Class A
	2012	2011	2010	2009	2008		2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.71	$9.98	$9.96	$10.07	$10.16		$9.71		$9.98	$9.96	$10.06	$10.15
Net Investment Income(1)	0.28	0.32	0.36	0.38	0.41		0.26		0.30	0.33	0.36	0.39
Realized and Unrealized Gain (Loss) on Investments	0.49	0.05	0.11	– **	0.11		0.49		0.04	0.11	0.01	0.11
Total from Investment Operations	0.77	0.37	0.47	0.38	0.52		0.75		0.34	0.44	0.37	0.50
Payment by Affiliate(1)	–	–	–	–	–	**(2)	–		–	–	–	–	**(2)
Dividends from Net Investment Income	(0.28)	(0.32)	(0.36)	(0.38)	(0.41)		(0.26)		(0.29)	(0.33)	(0.36)	(0.39)
Distributions from Net Realized Gains	(0.35)	(0.32)	(0.08)	(0.11)	(0.20)		(0.35)		(0.32)	(0.08)	(0.11)	(0.20)
Total Distributions	(0.63)	(0.64)	(0.45)	(0.49)	(0.61)		(0.61)		(0.61)	(0.42)	(0.47)	(0.59)
Net Asset Value, End of Period	$9.85	$9.71	$9.98	$9.96	$10.07		$9.85		$9.71	$9.98	$9.96	$10.06

Total Return†	8.16%	3.85%	4.78%	3.92%	5.24%		7.92%		3.58%	4.49%	3.76%	4.97%

Ratios/Supplemental Data
Net Assets End of Period (000)	$12,722	$15,019	$21,843	$26,883	$36,528		$6,248		$7,572	$10,817	$10,808	$11,971
Ratio of Expenses to Average Net Assets	0.69%	0.66%	0.62%	0.62%	0.60%		0.92%	(3)	0.93%	0.89%	0.88%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.83%	3.26%	3.63%	3.86%	4.07%		2.61%	(3)	3.00%	3.35%	3.60%	3.82%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.69%	0.66%	0.62%	0.68%	0.75%		0.96%		0.93%	0.89%	0.93%	1.00%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.83%	3.26%	3.63%	3.80%	3.92%		2.57%		3.00%	3.35%	3.55%	3.67%
Portfolio Turnover Rate	35%	22%	16%	6%	42%		35%		22%	16%	6%	42%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.73	$10.00	$ 9.98	$10.09	$10.17
Net Investment Income(1)	0.18	0.22	0.26	0.29	0.31
Realized and Unrealized Gain (Loss) on Investments	0.49	0.05	0.11	– **	0.12
Total from Investment Operations	0.67	0.27	0.37	0.29	0.43
Payment by Affiliate(1)	–	–	–	–	–	**(2)
Dividends from Net Investment Income	(0.18)	(0.22)	(0.26)	(0.29)	(0.31)
Distributions from Net Realized Gains	(0.35)	(0.32)	(0.08)	(0.11)	(0.20)
Total Distributions	(0.53)	(0.54)	(0.35)	(0.40)	(0.51)
Net Asset Value, End of Period	$ 9.87	$ 9.73	$10.00	$ 9.98	$10.09

Total Return†	7.07%	2.83%	3.73%	2.89%	4.31%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 90	$ 71	$ 73	$ 82	$ 55
Ratio of Expenses to Average Net Assets	1.69%	1.66%	1.62%	1.61%	1.59%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.26%	2.62%	2.84%	3.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.69%	1.66%	1.62%	1.66%	1.74%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.81%	2.26%	2.62%	2.79%	2.93%
Portfolio Turnover Rate	35%	22%	16%	6%	42%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Ohio Intermediate Tax Exempt Bond Fund
	Class I					Class A
	2012	2011	2010	2009	2008	2012		2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.34	$11.40	$11.28	$11.09	$10.93	$11.31		$11.36	$11.25	$11.05	$10.89

Net Investment Income(1)	0.35	0.36	0.38	0.40	0.41	0.33		0.33	0.35	0.37	0.38
Realized and Unrealized Gain (Loss) on Investments	0.57	0.07	0.17	0.19	0.16	0.56		0.08	0.16	0.20	0.16

Total from Investment Operations	0.92	0.43	0.55	0.59	0.57	0.89		0.41	0.51	0.57	0.54

Payment by Affiliate(1)	–	–	–	–	–**(2)	–		–	–	–	–**(2)

Dividends from Net Investment Income	(0.35)	(0.36)	(0.38)	(0.40)	(0.41)	(0.33)		(0.33)	(0.35)	(0.37)	(0.38)
Distributions from Net Realized Gains	(0.21)	(0.13)	(0.05)	–	–	(0.21)		(0.13)	(0.05)	–	–

Total Distributions	(0.56)	(0.49)	(0.43)	(0.40)	(0.41)	(0.54)		(0.46)	(0.40)	(0.37)	(0.38)

Net Asset Value, End of Period	$11.70	$11.34	$11.40	$11.28	$11.09	$11.66		$11.31	$11.36	$11.25	$11.05

Total Return†	8.29%	3.85%	5.00%	5.43%	5.33%	7.98%		3.66%	4.61%	5.27%	5.08%

Ratios/Supplemental Data
Net Assets End of Period (000)	$82,881	$86,010	$96,103	$100,947	$109,258	$7,843		$9,887	$11,660	$12,439	$9,772
Ratio of Expenses to Average Net Assets	0.55%	0.55%	0.54%	0.57%	0.55%	0.76%	(3)	0.83%	0.83%	0.82%	0.80%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.17%	3.37%	3.60%	3.74%	2.83%	(3)	2.89%	3.08%	3.34%	3.49%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.55%	0.54%	0.62%	0.70%	0.83%		0.83%	0.83%	0.87%	0.95%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.03%	3.17%	3.37%	3.55%	3.59%	2.76%		2.89%	3.08%	3.29%	3.34%
Portfolio Turnover Rate	14%	14%	33%	11%	18%	14%		14%	33%	11%	18%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.28	$11.35	$11.23	$11.04	$10.88

Net Investment Income(1)	0.23	0.24	0.26	0.29	0.30
Realized and Unrealized Gain (Loss) on Investments	0.56	0.06	0.18	0.19	0.16

Total from Investment Operations	0.79	0.30	0.44	0.48	0.46

Payment by Affiliate(1)	–	–	–	–	–**(2)

Dividends from Net Investment Income	(0.23)	(0.24)	(0.26)	(0.29)	(0.30)
Distributions from Net Realized Gains	(0.21)	(0.13)	(0.05)	–	–

Total Distributions	(0.44)	(0.37)	(0.32)	(0.29)	(0.30)

Net Asset Value, End of Period	$11.63	$11.28	$11.35	$11.23	$11.04

Total Return†	7.16%	2.73%	3.96%	4.43%	4.31%

Ratios/Supplemental Data
Net Assets End of Period (000)	$692	$1,009	$976	$635	$648
Ratio of Expenses to Average Net Assets	1.55%	1.55%	1.55%	1.54%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.04%	2.17%	2.34%	2.62%	2.76%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%	1.55%	1.55%	1.59%	1.68%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.04%	2.17%	2.34%	2.57%	2.61%
Portfolio Turnover Rate	14%	14%	33%	11%	18%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See	Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

Pennsylvania Intermediate Municipal Bond Fund
Class I	Class A
201	2	201	1	2010	2009	2008	201	2	201	1	2010	2009	2008
Net Asset Value, Beginning of Period	$10.32	$10.67	$10.50	$10.40	$10.28	$10.34	$10.69	$10.52	$10.42	$10.30

Net Investment Income(1)	0.30	0.31	0.32	0.34	0.36	0.28	0.28	0.29	0.32	0.34
Realized and Unrealized Gain (Loss) on Investments	0.50	0.06	0.22	0.18	0.17	0.50	0.06	0.22	0.18	0.17

Total from Investment Operations	0.80	0.37	0.54	0.52	0.53	0.78	0.34	0.51	0.50	0.51

Payment by Affiliate(1)	–	–	–	–	–	**(2)	–	–	–	–	–	**(2)

Dividends from Net Investment Income	(0.30)	(0.31)	(0.32)	(0.34)	(0.36)	(0.28)	(0.28)	(0.29)	(0.32)	(0.34)
Distributions from Net Realized Gains	(0.17)	(0.41)	(0.05)	(0.08)	(0.05)	(0.17)	(0.41)	(0.05)	(0.08)	(0.05)

Total Distributions	(0.47)	(0.72)	(0.37)	(0.42)	(0.41)	(0.45)	(0.69)	(0.34)	(0.40)	(0.39)

Net Asset Value, End of Period	$10.65	$10.32	$10.67	$10.50	$10.40	$10.67	$10.34	$10.69	$10.52	$10.42

Total Return†	7.91%	3.71%	5.26%	5.18%	5.23%	7.65%	3.43%	4.97%	4.92%	4.96%

Ratios/Supplemental Data
Net Assets End of Period (000)	$27,933	$26,114	$28,931	$32,304	$34,317	$ 3,089	$ 3,061	$ 3,932	$ 2,738	$ 2,199
Ratio of Expenses to Average Net Assets	0.61%	0.61%	0.59%	0.60%	0.57%	0.85	%(3)	0.88%	0.87%	0.85%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.85%	2.96%	3.03%	3.32%	3.48%	2.62	%(3)	2.69%	2.71%	3.06%	3.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.61%	0.61%	0.59%	0.65%	0.72%	0.88%	0.88%	0.87%	0.90%	0.97%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.85%	2.96%	3.03%	3.27%	3.33%	2.59%	2.69%	2.71%	3.01%	3.08%
Portfolio Turnover Rate	21%	14%	55%	17%	25%	21%	14%	55%	17%	25%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.34	$10.69	$10.51	$10.41	$10.29

Net Investment Income(1)	0.20	0.20	0.21	0.23	0.26
Realized and Unrealized Gain (Loss) on Investments	0.49	0.07	0.23	0.19	0.17

Total from Investment Operations	0.69	0.27	0.44	0.42	0.43

Payment by Affiliate(1)	–	–	–	–	–**	(2)

Dividends from Net Investment Income	(0.20)	(0.21)	(0.21)	(0.24)	(0.26)
Distributions from Net Realized Gains	(0.17)	(0.41)	(0.05)	(0.08)	(0.05)

Total Distributions	(0.37)	(0.62)	(0.26)	(0.32)	(0.31)

Net Asset Value, End of Period	$10.66	$10.34	$10.69	$10.51	$10.41

Total Return†	6.73%	2.69%	4.30%	4.15%	4.19%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,037	$1,015	$1,954	$1,768	$ 620
Ratio of Expenses to Average Net Assets	1.61%	1.61%	1.60%	1.58%	1.56%
Ratio of Net Investment Income to Average Net Assets	1.86%	1.93%	2.02%	2.24%	2.49%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.61%	1.61%	1.60%	1.61%	1.71%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.86%	1.93%	2.02%	2.21%	2.34%
Portfolio Turnover Rate	21%	14%	55%	17%	25%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Tax Exempt Limited Maturity Bond Fund
Class I	Class A
2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.44	$10.39	$10.26	$10.07	$9.86	$10.45	$10.39	$10.27	$10.07	$9.87

Net Investment Income(1)	0.19	0.20	0.23	0.27	0.32	0.17	0.17	0.18	0.22	0.27
Realized and Unrealized Gain (Loss) on Investments	0.20	0.05	0.13	0.19	0.21	0.19	0.06	0.12	0.20	0.20

Total from Investment Operations	0.39	0.25	0.36	0.46	0.53	0.36	0.23	0.30	0.42	0.47

Dividends from Net Investment Income	(0.19)	(0.20)	(0.23)	(0.27)	(0.32)	(0.17)	(0.17)	(0.18)	(0.22)	(0.27)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	(0.19)	(0.20)	(0.23)	(0.27)	(0.32)	(0.17)	(0.17)	(0.18)	(0.22)	(0.27)

Net Asset Value, End of Period	$10.64	$10.44	$10.39	$10.26	$10.07	$10.64	$10.45	$10.39	$10.27	$10.07

Total Return†	3.78%	2.40%	3.53%	4.61%	5.41%	3.45%	2.21%	2.98%	4.20%	4.77%

Ratios/Supplemental Data
Net Assets End of Period (000)	$140,442	$128,926	$119,047	$75,564	$61,947	$526	$522	$815	$927	$864
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%	0.76%	(2)	0.81%	0.96%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.89%	2.21%	2.63%	3.15%	1.59%	(2)	1.61%	1.77%	2.13%	2.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.55%	0.71%	0.87%	0.90%	0.82%	0.83%	1.16%	1.37%	1.40%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.81%	1.87%	2.02%	2.29%	2.78%	1.53%	1.59%	1.57%	1.79%	2.28%
Portfolio Turnover Rate	19%	43%	79%	77%	120%	19%	43%	79%	77%	120%

Tax Exempt Limited Maturity Bond Fund
Class C
201	2	201	1	2010	2009	2008
Net Asset Value, Beginning of Period	$10.44	$10.38	$10.26	$10.07	$ 9.86

Net Investment Income(1)	0.09	0.09	0.13	0.17	0.22
Realized and Unrealized Gain (Loss) on Investments	0.19	0.06	0.12	0.19	0.21

Total from Investment Operations	0.28	0.15	0.25	0.36	0.43

Dividends from Net Investment Income	(0.09)	(0.09)	(0.13)	(0.17)	(0.22)
Distributions from Net Realized Gains	–	–	–	–	–

Total Distributions	(0.09)	(0.09)	(0.13)	(0.17)	(0.22)

Net Asset Value, End of Period	$10.63	$10.44	$10.38	$10.26	$10.07

Total Return†	2.67%	1.49%	2.40%	3.58%	4.36%

Ratios/Supplemental Data
Net Assets End of Period (000)	$ 12	$ 33	$ 34	$ 33	$ 111
Ratio of Expenses to Average Net Assets	1.51%	1.52%	1.52%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.89%	1.21%	1.64%	2.15%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.51%	1.54%	1.72%	1.86%	1.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.85%	0.87%	1.01%	1.30%	1.78%
Portfolio Turnover Rate	19%	43%	79%	77%	120%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represents a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 7.5%
Automotive — 3.9%
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	$1,800	$1,832
Mercedes-Benz Auto Lease Trust,
Series 2012-A, Cl A3
0.880%, 11/17/14	870	875
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,225	2,281
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,280	2,330

		7,318

Credit Cards — 1.3%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	1,420	1,443
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	1,000	1,005

		2,448

Utilities — 2.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	250	257
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	737	767
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	2,705	3,171

		4,195

Total Asset Backed Securities (Cost $13,285)		13,961

COLLATERALIZED MORTGAGE OBLIGATION — 0.8%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	1,502	1,564

Total Collateralized Mortgage Obligation (Cost $1,514)		1,564

COMMERCIAL MORTGAGE-BACKED SECURITY — 2.5%
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	4,200	4,625

Total Commercial Mortgage-Backed Security (Cost $4,157)		4,625

CORPORATE BONDS — 27.3%
Aerospace — 0.3%
L-3 Communications
4.950%, 02/15/21	510	551

	Par (000)	Value (000)

Automotive — 0.6%
BorgWarner
4.625%, 09/15/20	$430	$473
Toyota Motor Credit (MTN)
2.050%, 01/12/17	640	656

		1,129

Cable — 1.7%
DIRECTV Holdings LLC
4.600%, 02/15/21	775	829
Discovery Communications LLC
3.300%, 05/15/22	460	461
Historic TW
6.625%, 05/15/29	556	677
NBCUniversal Media LLC
5.150%, 04/30/20	500	580
News America
8.450%, 08/01/34	500	633

		3,180

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	544	624

Consumer Services — 0.2%
Marriott International
3.000%, 03/01/19	445	453

Energy — 2.8%
Anadarko Petroleum
8.700%, 03/15/19	350	465
Burlington Resources Finance
7.200%, 08/15/31	450	641
EQT
8.125%, 06/01/19	470	563
Hess
5.600%, 02/15/41	500	539
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	447	532
Nexen
5.875%, 03/10/35	503	524
ONEOK Partners LP
6.125%, 02/01/41	355	419
Petrobras International Finance
3.875%, 01/27/16	705	730
Weatherford International
5.125%, 09/15/20	405	438
Williams Partners LP
4.125%, 11/15/20	425	448

		5,299

Financials — 7.9%
American Express
7.000%, 03/19/18	425	523
Ameriprise Financial
7.300%, 06/28/19	390	487
Bank of America
5.750%, 12/01/17	1,085	1,129
BBVA U.S. Senior, SA Unipersonal
3.250%, 05/16/14	450	432
Capital One Bank USA NA
8.800%, 07/15/19	325	413

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Capital One Financial
6.750%, 09/15/17	$375	$448
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	250	301
Citigroup
6.010%, 01/15/15	597	640
4.875%, 05/07/15	490	502
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	535	548
Credit Suisse
5.400%, 01/14/20	435	442
ERAC USA Finance LLC
2.750%, 03/15/17 144A	425	432
First Niagara Financial Group
6.750%, 03/19/20	700	793
General Electric Capital
4.625%, 01/07/21	485	530
General Electric Capital (MTN)
5.625%, 09/15/17	490	560
Goldman Sachs Group
5.950%, 01/18/18	300	313
6.150%, 04/01/18	490	512
HSBC Bank USA NA
4.875%, 08/24/20	350	359
HSBC Holdings PLC
5.100%, 04/05/21	150	166
International Lease Finance
6.500%, 09/01/14 144A	350	367
JPMorgan Chase
6.000%, 01/15/18	895	1,005
4.625%, 05/10/21	345	366
Mellon Funding
5.500%, 11/15/18	225	259
Merrill Lynch (MTN)
6.875%, 04/25/18	215	236
Morgan Stanley
4.000%, 07/24/15	250	242
4.750%, 03/22/17	200	192
Morgan Stanley (MTN)
5.450%, 01/09/17	650	635
Nordea Bank AB
4.875%, 05/13/21 144A	575	561
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	600	566
Wachovia Capital Trust III
5.570%, 03/29/49 (A)	550	511
Westpac Banking
3.000%, 08/04/15	350	365

		14,835

Food, Beverage & Tobacco — 0.6%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	625	827
Kraft Foods
3.500%, 06/06/22 144A	200	205

		1,032

Healthcare — 0.6%
Amgen
3.450%, 10/01/20	340	349

	Par (000)	Value (000)
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	$455	$460
Johnson & Johnson
5.950%, 08/15/37	210	294

		1,103

Industrials — 1.4%
Amphenol
4.000%, 02/01/22	615	634
CRH America
4.125%, 01/15/16	610	626
Koninklijke Philips Electronics NV
3.750%, 03/15/22	445	464
Penske Truck Leasing LP
3.125%, 05/11/15 144A	300	302
Republic Services
5.700%, 05/15/41	250	286
United Technologies
4.500%, 06/01/42	320	344

		2,656

Insurance — 2.0%
Aon PLC
3.500%, 09/30/15	415	434
Berkshire Hathaway Finance
4.250%, 01/15/21	400	440
Hartford Financial Services Group
6.300%, 03/15/18	290	318
MetLife
6.400%, 12/15/36	520	495
Principal Financial Group
8.875%, 05/15/19	350	458
Prudential Financial
5.375%, 06/21/20	75	85
Prudential Financial (MTN)
7.375%, 06/15/19	520	635
Reinsurance Group of America
6.450%, 11/15/19	720	821

		3,686

Materials — 0.8%
ArcelorMittal
7.000%, 10/15/39	435	420
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	525	521
International Paper
7.500%, 08/15/21	460	585

		1,526

Real Estate Investment Trusts — 1.7%
CommonWealth REIT
5.875%, 09/15/20	785	819
Digital Realty Trust LP
4.500%, 07/15/15	750	788
Health Care REIT
5.250%, 01/15/22	510	549
ProLogis LP
4.500%, 08/15/17	125	131
6.625%, 12/01/19	370	431

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Real Estate Investment Trusts — continued
Realty Income
6.750%, 08/15/19	$390	$460

		3,178

Retail — 1.1%
Advance Auto Parts
5.750%, 05/01/20	270	308
4.500%, 01/15/22	75	80
AutoZone
4.000%, 11/15/20	200	215
Kroger
6.400%, 08/15/17	265	320
3.400%, 04/15/22	340	338
Wal-Mart Stores
5.250%, 09/01/35	650	772

		2,033

Technology — 1.0%
Hewlett-Packard
3.000%, 09/15/16	725	742
KLA-Tencor
6.900%, 05/01/18	420	505
Xerox
6.400%, 03/15/16	500	571

		1,818

Telecommunications — 1.8%
America Movil SAB de CV
5.000%, 03/30/20	430	481
AT&T
6.300%, 01/15/38	500	620
Bellsouth Capital Funding
7.875%, 02/15/30	145	188
Corning
4.750%, 03/15/42	365	376
GTE
6.940%, 04/15/28	805	1,026
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	690	637

		3,328

Transportation — 0.2%
Burlington Northern Santa Fe LLC
5.750%, 05/01/40	370	445

Utilities — 2.3%
Bruce Mansfield Unit
6.850%, 06/01/34	558	608
Dominion Resources
6.400%, 06/15/18	55	67
Exelon Generation LLC
4.000%, 10/01/20	620	643
MidAmerican Energy Holdings
6.125%, 04/01/36	410	521
Progress Energy
7.050%, 03/15/19	580	739
Puget Sound Energy
5.757%, 10/01/39	395	514
Toledo Edison
7.250%, 05/01/20	495	637

Par (000)		Value (000)

Xcel Energy
4.700%, 05/15/20	$400	$465

		4,194

Total Corporate Bonds (Cost $47,565)		51,070

MUNICIPAL BONDS — 0.7%
Ohio — 0.3%
Ohio State University (RB)
4.910%, 06/01/40	435	524

Texas — 0.4%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	555	680

Total Municipal Bonds (Cost $988)		1,204

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 29.8%
Federal Home Loan Mortgage Corporation — 1.3%
9.500%, 10/01/20	41	47
8.500%, 09/01/16	2	2
8.000%, 07/01/25	41	50
7.000%, 11/01/28	208	250
4.500%, 07/01/40	1,920	2,054

		2,403

Federal National Mortgage Association — 26.4%
9.000%, 11/01/24	82	101
7.000%, 10/01/33	68	80
6.000%, 01/01/34	83	94
6.000%, 09/01/38	1,952	2,171
5.500%, 12/01/33	3,662	4,025
5.500%, 05/01/35	646	708
5.500%, 12/01/36	2,257	2,474
5.000%, 06/01/20	1,359	1,474
5.000%, 04/01/23	734	793
5.000%, 10/01/35	4,262	4,620
5.000%, 06/01/37	1,358	1,472
5.000%, 03/01/40	2,411	2,649
4.500%, 08/01/20	2,555	2,747
4.500%, 09/01/35	1,220	1,311
4.500%, 10/01/39	6,150	6,601
4.500%, 01/01/40	1,600	1,717
4.500%, 04/01/41	978	1,055
4.000%, 03/01/26	1,498	1,594
4.000%, 11/01/40	3,107	3,312
4.000%, 01/01/41	1,494	1,616
4.000%, 02/01/41	2,025	2,159
4.000%, 12/01/41	1,909	2,035
4.000%, 02/01/42	1,727	1,845
3.500%, 03/01/41	2,577	2,708

		49,361

Government National Mortgage Association — 2.1%
8.500%, 11/15/21	30	31
8.500%, 07/15/22	6	6
8.250%, 04/20/17	2	2
8.000%, 01/15/30	191	236
6.500%, 06/15/32	92	107
6.000%, 08/15/32	42	47

See Notes to Financial Statements.

Par (000)		Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Government National Mortgage Association — continued
6.000%, 11/15/34	$ 6		$7
4.500%, 07/15/39	1,576		1,732
4.000%, 09/15/41	1,681		1,841

			4,009

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $52,810)		55,773

U.S. TREASURY OBLIGATIONS — 26.1%
U.S. Treasury Bonds — 6.1%
4.500%, 02/15/36	6,075		8,320
3.750%, 08/15/41	2,465		3,036

			11,356

U.S. Treasury Notes — 20.0%
3.000%, 09/30/16	2,895		3,193
2.625%, 01/31/18	1,120		1,234
2.625%, 08/15/20	4,780		5,295
2.250%, 01/31/15	445		468
1.875%, 10/31/17	1,715		1,815
1.750%, 08/15/12	7,855		7,881
1.375%, 10/15/12	5,015		5,038
1.375%, 01/15/13	2,560		2,579
1.375%, 05/15/13	4,180		4,226
1.250%, 10/31/15	1,875		1,926
1.250%, 01/31/19	415		423
0.625%, 07/31/12	3,430		3,433

			37,511

Total U.S. Treasury Obligations (Cost $46,501)			48,867

Number of Shares
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae*	60,500		94
Freddie Mac*	44,080		77

Total Preferred Stocks (Cost $2,502)			171
AFFILIATED MONEY MARKET FUND — 7.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	14,451,620		14,452

Total Affiliated Money Market Fund (Cost $14,452)			14,452
TOTAL INVESTMENTS — 102.5%
(Cost $183,774)**			191,687
Other Assets & Liabilities – (2.5)%			(4,691)
TOTAL NET ASSETS — 100.0%			$186,996

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $183,980.

Gross unrealized appreciation (000)	$10,475
Gross unrealized depreciation (000)	(2,768)

Net unrealized appreciation (000)	$7,707

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of  Rule 144A securities is $2,433 (000) and represents 1.30% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$14,452	$ –	$–	$ 14,452

Asset Backed Securities	–	13,961	–	13,961

Collateralized Mortgage Obligation	–	1,564	–	1,564

Commercial Mortgage-Backed Security	–	4,625	–	4,625

Corporate Bonds	–	51,070	–	51,070

Municipal Bonds	–	1,204	–	1,204

Preferred Stocks	171	–	–	171

U.S. Government Agency Mortgage-Backed Obligations	–	55,773	–	55,773

U.S. Treasury Obligations	–	48,867	–	48,867

Total Assets – Investments in Securities	$14,623	$177,064	$–	$191,687

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Par (000)		Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	$ 39	$ 45
Freddie Mac, Series 3064, Cl OG
5.500%, 06/15/34	1,050	1,132

Total Collateralized Mortgage Obligations (Cost $1,131)		1,177

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 96.0%

Federal Home Loan Mortgage Corporation — 10.7%
12.250%, 08/01/15	11	12
9.000%, 04/01/16 to 09/01/20	37	42
8.500%, 09/01/17 to 01/01/22	41	46
8.000%, 02/01/17 to 03/01/22	34	37
7.000%, 05/01/31	26	31
6.000%, 10/01/32	343	386
5.500%, 03/01/28 to 12/01/36	2,207	2,405
5.000%, 11/01/35	1,410	1,522
4.500%, 03/01/40 to 07/01/40	4,695	5,119
4.000%, 09/01/40	1,465	1,558

		11,158

Federal National Mortgage Association — 70.5%
12.500%, 05/01/15	2	2
11.250%, 05/01/14	4	4
10.000%, 06/01/21	6	7
9.000%, 02/01/17 to 10/01/19	7	8
8.500%, 11/01/21 to 09/01/23	19	23
8.000%, 02/01/23 to 03/01/23	8	9
7.500%, 09/01/22 to 07/01/31	151	185
7.000%, 12/01/15 to 09/01/31	120	139
6.500%, 12/01/12 to 02/01/38	2,334	2,664
6.000%, 06/01/27 to 07/01/37	6,682	7,420
5.500%, 09/01/17 to 03/01/36	8,998	9,869
5.000%, 06/01/18 to 10/01/39	12,386	13,486
4.500%, 04/01/18 to 08/01/40	18,788	20,406
4.000%, 07/01/25 to 12/01/41	11,629	12,412
3.500%, 08/01/26 to 11/01/41	6,300	6,633

		73,267

Government National Mortgage Association — 14.8%
15.000%, 06/15/12 to 01/15/13	2	2
14.000%, 07/15/14 to 02/15/15	4	4
13.500%, 10/15/12 to 01/20/15	23	24
13.000%, 10/15/13 to 06/15/15	16	16
12.500%, 10/15/13 to 11/20/15	46	46
12.000%, 12/15/12 to 09/15/15	42	42
11.500%, 02/15/13 to 08/15/14	14	14
9.250%, 12/20/16 to 05/15/21	28	29
9.000%, 04/15/16 to 11/15/24	161	177
8.750%, 12/15/16	30	30
8.500%, 01/15/17 to 09/15/24	134	146
8.000%, 04/15/17 to 05/20/30	435	515
7.500%, 09/20/15 to 09/20/30	819	919
7.000%, 09/20/15 to 06/15/32	1,238	1,471
6.500%, 10/15/22 to 09/15/31	1,162	1,349

	Par (000)	Value (000)
6.000%, 07/20/29	$ 336	$ 380
5.000%, 10/15/39	2,197	2,436
4.500%, 03/15/39 to 08/15/39	4,412	4,872
4.000%, 09/15/39 to 10/15/41	2,703	2,961

		15,433

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $92,941)		99,858

	Number of Shares
AFFILIATED MONEY MARKET FUND — 4.5%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	4,613,840	4,614

Total Affiliated Money Market Fund (Cost $4,614)		4,614

TOTAL INVESTMENTS — 101.6%
(Cost $98,686)*		105,649

Other Assets & Liabilities – (1.6)%		(1,664)

TOTAL NET ASSETS — 100.0%		$103,985

*	Aggregate cost for Federal income tax purposes is (000) $98,686.

Gross unrealized appreciation (000)	$6,975
Gross unrealized depreciation (000)	(12)
Net unrealized appreciation (000)	$6,963

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$4,614	$ –	$–	$ 4,614

Collateralized Mortgage Obligations	–	1,177	–	1,177

U.S. Government Agency Mortgage-Backed Obligations	–	99,858	–	99,858

Total Assets – Investments in Securities	$4,614	$101,035	$–	$105,649

See Notes to Financial Statements.

P N C  H i g h  Y i e l d  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — 92.6%
Aerospace — 2.0%
BE Aerospace
8.500%, 07/01/18	$100	$109
Spirit Aerosystems
7.500%, 10/01/17	75	80

		189

Airlines — 1.6%
Delta Air Lines
9.500%, 09/15/14 144A	150	158

Cable — 4.0%
AMC Networks
7.750%, 07/15/21 144A	100	111
Belo
8.000%, 11/15/16	150	163
DISH DBS
7.750%, 05/31/15	100	109

		383

Consumer Non-Cyclical — 3.8%
Hanesbrands
8.000%, 12/15/16	150	164
Quiksilver
6.875%, 04/15/15	200	197

		361

Consumer Services — 12.5%
Education Management LLC
8.750%, 06/01/14	175	170
General Motors Escrow Bond
8.375%, 12/31/49 (A) (B)	405	8
MGM Resorts International
11.125%, 11/15/17	200	224
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	75	82
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	150	153
Royal Caribbean Cruises
11.875%, 07/15/15	95	114
7.500%, 10/15/27	150	151
Speedway Motorsports
6.750%, 02/01/19	100	103
Wynn Las Vegas LLC
5.375%, 03/15/22 144A	200	194

		1,199

Energy — 16.8%
Chesapeake Energy
9.500%, 02/15/15	200	211
Cloud Peak Energy Resources LLC
8.250%, 12/15/17	100	102
8.500%, 12/15/19	100	103
Continental Resources
8.250%, 10/01/19	200	222
Copano Energy LLC
7.750%, 06/01/18	165	172
Encore Acquisition
9.500%, 05/01/16	100	109
Peabody Energy
7.875%, 11/01/26	150	155

	Par (000)	Value (000)

Samson Investment
9.750%, 02/15/20 144A	$225	$224
Tesoro
9.750%, 06/01/19	180	203
Transocean
6.375%, 12/15/21	100	115

		1,616

Financials — 7.3%
JPMorgan Chase
7.900%, 04/29/49 (C)	200	218
Morgan Stanley
5.500%, 07/28/21	250	234
Wells Fargo
7.980%, 03/29/49 (C)	225	245

		697

Food, Beverage & Tobacco — 4.0%
Constellation Brands
6.000%, 05/01/22	100	106
Del Monte
7.625%, 02/15/19	175	170
TreeHouse Foods
7.750%, 03/01/18	100	108

		384

Healthcare — 5.2%
HCA
8.500%, 04/15/19	250	276
Mylan
7.875%, 07/15/20 144A	200	220

		496

Industrials — 15.3%
Darling International
8.500%, 12/15/18	100	112
H&E Equipment Services
8.375%, 07/15/16	160	165
Huntington Ingalls Industries
6.875%, 03/15/18	200	207
Interface
7.625%, 12/01/18	65	70
Iron Mountain
8.750%, 07/15/18	100	103
K Hovnanian Enterprises
10.625%, 10/15/16	150	132
Masco
7.750%, 08/01/29	177	187
Owens-Illinois
7.800%, 05/15/18	100	112
Pulte Group
7.875%, 06/15/32	120	115
Terex
10.875%, 06/01/16	100	112
USG
8.375%, 10/15/18 144A	145	151

		1,466

Insurance — 2.3%
Metlife Capital Trust IV
7.875%, 12/15/37 144A	200	219

See Notes to Financial Statements.

P N C  H i g h  Y i e l d  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Materials — 3.4%
APERAM
7.750%, 04/01/18 144A	$ 50	$45
ArcelorMittal
9.850%, 06/01/19	150	178
Clearwater Paper
7.125%, 11/01/18	100	105

		328

Media — 0.8%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 (B) 144A	150	81

Retail — 2.5%
Limited Brands
8.500%, 06/15/19	200	235

Technology — 3.0%
Mantech International
7.250%, 04/15/18	175	184
Seagate HDD Cayman
7.750%, 12/15/18	100	108

		292

Transportation — 3.7%
Florida East Coast Railway
8.125%, 02/01/17	200	205
PHI
8.625%, 10/15/18	150	154

		359

Utilities — 4.4%
Calpine
7.500%, 02/15/21 144A	200	209
CMS Energy
5.050%, 03/15/22	100	104
Puget Energy
6.000%, 09/01/21	100	108

		421

Total Corporate Bonds (Cost $8,599)		8,884

	Number of Shares
COMMON STOCK — 0.4%
Automotive — 0.4%
General Motors*	1,645	36

Total Common Stock (Cost $97)		36

PREFERRED STOCKS — 0.2%
Financial Conduits — 0.2%
Fannie Mae*	10,000	16
Freddie Mac*	3,000	5

Total Preferred Stocks (Cost $325)		21

	Number of Shares	Value (000)
WARRANTS — 0.4%
General Motors, Cl A*	1,496	$20
General Motors, Cl B*	1,496	13

Total Warrants (Cost $114)		33
AFFILIATED MONEY MARKET FUND — 4.8%
PNC Advantage Institutional Money Market
Fund, Institutional Shares†	464,124	464

Total Affiliated Money Market Fund (Cost $464)		464
TOTAL INVESTMENTS — 98.4%
(Cost $9,599)**		9,438
Other Assets & Liabilities – 1.6%		156
TOTAL NET ASSETS — 100.0%		$9,594

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $9,627.

Gross unrealized appreciation (000)	$404
Gross unrealized depreciation (000)	(593)
Net unrealized depreciation (000)	$(189)

†	See Note 3 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Security in default.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $1,847 (000) and represents 19.25% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$464	$ –	$–	$ 464

Common Stock	36	–	–	36

Corporate Bonds	–	8,876	8	8,884

Preferred Stocks	21	–	–	21

Warrants	33	–	–	33

Total Assets – Investments in Securities	$554	$8,876	$8	$9,438

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par	Value
	(000)	(000)
ASSET BACKED SECURITIES — 9.2%
Automotive — 5.6%
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	$621	$621
BMW Vehicle Owner Trust,
Series 2011-A, Cl A3
0.760%, 08/25/15	1,235	1,235
Ford Credit Auto Lease Trust,
Series 2012-A, Cl A2
0.630%, 04/15/14	2,635	2,634
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	815	816
Honda Auto Receivables Owner Trust,
Series 2012-1, Cl A3
0.770%, 01/15/16	95	95
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	2,740	2,789
Hyundai Auto Receivables Trust,
Series 2011-B, Cl A4
1.650%, 02/15/17	65	66
Hyundai Auto Receivables Trust,
Series 2011-C, Cl A4
1.300%, 02/15/18	2,040	2,060
Mercedes-Benz Auto Lease Trust,
Series 2012-A, Cl A3
0.880%, 11/17/14	4,060	4,084
Mercedes-Benz Auto Receivables Trust,
Series 2011-1, Cl A3
0.850%, 03/16/15	5	5
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.950%, 02/16/16	30	30
Nissan Auto Receivables Owner Trust,
Series 2012-A, Cl A3
0.730%, 05/16/16	95	95
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	161	161
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	1,410	1,412
Volkswagen Auto Lease Trust,
Series 2011-A, Cl A3
1.200%, 10/20/14	60	60
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	523	524
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	3,800	3,895
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	1,860	1,901

		22,483

	Par	Value
	(000)	(000)
Credit Cards — 1.7%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	$3,145	$3,175
Discover Card Master Trust,
Series 2012-A1, Cl A1
0.810%, 08/15/17	480	480
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	980	996
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	1,570	1,578
GE Capital Credit Card Master Note Trust,
Series 2012-2, Cl A
2.220%, 01/15/22	850	867

		7,096

Equipment — 0.0%
John Deere Owner Trust,
Series 2010-A, Cl A3
1.320%, 05/15/14	13	13
John Deere Owner Trust,
Series 2012-A, Cl A3
0.750%, 03/15/16	50	50

		63

Utilities — 1.9%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	640	659
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	121	123
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	6,000	7,033

		7,815

Total Asset Backed Securities (Cost $36,124)		37,457

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	5,700	6,033
Ginnie Mae, Series 2003-113, Cl VB
4.500%, 02/16/22	3,986	4,059

Total Collateralized Mortgage Obligations (Cost $9,554)		10,092

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	1,991	2,114

Total Commercial Mortgage-Backed Security (Cost $2,152)		2,114

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — 43.3%
Aerospace — 0.3%
L-3 Communications
4.950%, 02/15/21	$1,040	$1,123

Automotive — 0.4%
BorgWarner
4.625%, 09/15/20	1,298	1,428
Johnson Controls
2.600%, 12/01/16	5	5
5.000%, 03/30/20	35	41
Toyota Motor Credit (MTN)
2.800%, 01/11/16	20	21

		1,495

Cable — 2.0%
Comcast
5.700%, 05/15/18	30	35
DIRECTV Holdings LLC
3.500%, 03/01/16	465	491
4.600%, 02/15/21	1,530	1,637
Discovery Communications LLC
4.375%, 06/15/21	20	22
3.300%, 05/15/22	680	681
Historic TW
6.875%, 06/15/18	1,460	1,798
NBCUniversal Media LLC
5.150%, 04/30/20	1,660	1,926
News America
6.900%, 03/01/19	1,110	1,350

		7,940

Consumer Discretionary — 0.6%
Hasbro
6.300%, 09/15/17	1,261	1,446
Marriott International
3.000%, 03/01/19	880	897

		2,343

Consumer Non-Cyclical — 0.2%
VF
1.217%, 08/23/13 (A)	670	670

Consumer Staples — 0.3%
Procter & Gamble
0.386%, 02/06/14 (A)	1,315	1,317

Energy — 3.4%
Anadarko Petroleum
8.700%, 03/15/19	1,020	1,356
BP Capital Markets PLC
3.245%, 05/06/22	1,050	1,067
Enterprise Products Operating LLC
3.200%, 02/01/16	1,540	1,629
EQT
8.125%, 06/01/19	960	1,150
Hess
8.125%, 02/15/19	1,076	1,399
Kinder Morgan Energy Partners LP
5.950%, 02/15/18	1,140	1,329
5.300%, 09/15/20	110	123
Nexen
6.200%, 07/30/19	920	1,087

	Par (000)	Value (000)

ONEOK Partners LP
3.250%, 02/01/16	$895	$942
Petrobras International Finance
3.875%, 01/27/16	1,405	1,454
Shell International Finance BV
5.200%, 03/22/17	15	18
Weatherford International
5.125%, 09/15/20	880	952
Williams Partners LP
4.125%, 11/15/20	1,150	1,213

		13,719

Financials — 11.1%
Abbey National Treasury Services PLC
4.000%, 04/27/16	40	39
American Express
7.000%, 03/19/18	1,193	1,469
Ameriprise Financial
7.300%, 06/28/19	990	1,236
Bank of America
5.750%, 12/01/17	1,435	1,494
Bank of Montreal (MTN)
0.936%, 04/29/14 (A)	100	100
BB&T (MTN)
2.150%, 03/22/17	730	741
BBVA U.S. Senior, SA Unipersonal
3.250%, 05/16/14	1,160	1,113
BNY Mellon (MTN)
4.600%, 01/15/20	10	11
Boeing Capital
2.900%, 08/15/18	10	11
Capital One Bank USA NA
8.800%, 07/15/19	1,725	2,191
Capital One Financial
6.750%, 09/15/17	45	54
Citigroup
6.010%, 01/15/15	1,980	2,122
4.875%, 05/07/15	1,176	1,205
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	1,610	1,650
Credit Suisse
5.400%, 01/14/20	1,490	1,514
ERAC USA Finance LLC
2.750%, 03/15/17 144A	1,010	1,026
First Niagara Financial Group
6.750%, 03/19/20	1,310	1,484
General Electric Capital
5.500%, 01/08/20	2,625	3,006
Goldman Sachs Group
6.150%, 04/01/18	1,765	1,844
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	425	449
HSBC Bank USA NA
4.875%, 08/24/20	1,865	1,915
HSBC Holdings PLC
5.100%, 04/05/21	80	89
JPMorgan Chase
6.125%, 06/27/17	1,216	1,371
6.300%, 04/23/19	1,320	1,535
Mellon Funding
5.500%, 11/15/18	2,050	2,358

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
Merrill Lynch (MTN)
6.875%, 04/25/18	$1,130	$1,242
Morgan Stanley
4.750%, 03/22/17	1,470	1,414
Morgan Stanley (MTN)
5.450%, 01/09/17	1,435	1,402
National Rural Utilities Cooperative Finance
5.450%, 04/10/17	30	35
Nordea Bank AB
4.875%, 05/13/21 144A	925	902
Royal Bank of Canada (MTN)
1.150%, 03/13/15	1,175	1,177
Santander US Debt SA Unipersonal
2.991%, 10/07/13 144A	2,000	1,887
Svenska Handelsbanken AB
3.125%, 07/12/16	660	682
TIAA Global Markets
4.950%, 07/15/13 144A	1,000	1,043
UBS AG
5.750%, 04/25/18	925	1,014
US Bank NA
4.800%, 04/15/15	25	27
Wachovia
5.625%, 10/15/16	1,450	1,626
Wachovia Bank NA (MTN)
5.600%, 03/15/16	1,030	1,138
Westpac Banking
3.000%, 08/04/15	1,340	1,396

		45,012

Food, Beverage & Tobacco — 0.5%
Bottling Group LLC
5.125%, 01/15/19	10	12
Coca-Cola
0.424%, 03/14/14 (A)	1,615	1,618
Kraft Foods
2.250%, 06/05/17 144A	510	520

		2,150

Healthcare — 2.0%
Abbott Laboratories
5.125%, 04/01/19	10	12
Amgen
3.450%, 10/01/20	775	795
3.875%, 11/15/21	405	424
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	805	815
Johnson & Johnson
0.557%, 05/15/14 (A)	2,270	2,281
5.150%, 07/15/18	10	12
Mead Johnson Nutrition
3.500%, 11/01/14	1,350	1,406
Quest Diagnostics
1.324%, 03/24/14 (A)	685	689
Sanofi
4.000%, 03/29/21	930	1,044
Teva Pharmaceutical Finance BV
1.366%, 11/08/13 (A)	670	675

		8,153

	Par (000)	Value (000)

Industrials — 1.3%
Cintas No. 2
2.850%, 06/01/16	$40	$42
CRH America
4.125%, 01/15/16	1,180	1,210
GATX
4.750%, 10/01/12	940	951
Koninklijke Philips Electronics NV
3.750%, 03/15/22	1,180	1,231
Penske Truck Leasing LP
3.125%, 05/11/15 144A	775	781
Republic Services
3.800%, 05/15/18	30	32
5.000%, 03/01/20	850	961
Thermo Fisher Scientific
3.200%, 05/01/15	5	5

		5,213

Insurance — 2.9%
ACE INA Holdings
2.600%, 11/23/15	475	493
Aon PLC
3.500%, 09/30/15	840	878
Berkshire Hathaway
3.750%, 08/15/21	2,310	2,458
Hartford Financial Services Group
6.300%, 03/15/18	745	818
MetLife
7.717%, 02/15/19	1,555	1,978
New York Life Global Funding
4.650%, 05/09/13 144A	1,340	1,386
Principal Financial Group
8.875%, 05/15/19	915	1,198
Prudential Financial
5.375%, 06/21/20	310	350
Prudential Financial (MTN)
7.375%, 06/15/19	1,000	1,221
Reinsurance Group of America
6.450%, 11/15/19	955	1,088

		11,868

Materials — 1.0%
Alcoa
5.400%, 04/15/21	25	26
ArcelorMittal
9.850%, 06/01/19	790	936
5.250%, 08/05/20	805	768
BHP Billiton Finance USA
1.875%, 11/21/16	35	36
EI du Pont de Nemours
3.625%, 01/15/21	5	5
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	1,280	1,270
International Paper
7.500%, 08/15/21	865	1,100

		4,141

Real Estate Investment Trusts — 1.8%
Boston Properties LP
4.125%, 05/15/21	1,150	1,210
CommonWealth REIT
5.875%, 09/15/20	910	950

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Real Estate Investment Trusts — continued
Digital Realty Trust LP
4.500%, 07/15/15	$1,395	$1,465
Health Care REIT
4.950%, 01/15/21	1,140	1,208
ProLogis LP
4.500%, 08/15/17	555	584
6.625%, 12/01/19	480	559
Realty Income
5.950%, 09/15/16	1,070	1,202

		7,178

Retail — 1.8%
Advance Auto Parts
4.500%, 01/15/22	590	628
AutoZone
4.000%, 11/15/20	530	569
Kroger
3.400%, 04/15/22	1,200	1,193
Lowe’s
4.625%, 04/15/20	10	11
Safeway
3.950%, 08/15/20	1,210	1,185
Target
0.499%, 01/11/13 (A)	435	436
0.636%, 07/18/14 (A)	1,033	1,036
Wal-Mart Stores
5.800%, 02/15/18	30	37
3.625%, 07/08/20	1,035	1,136
Yum! Brands
3.750%, 11/01/21	1,145	1,223

		7,454

Technology — 2.4%
Amphenol
4.750%, 11/15/14	750	810
4.000%, 02/01/22	775	798
Hewlett-Packard
3.750%, 12/01/20	2,445	2,431
International Business Machines
7.625%, 10/15/18	1,100	1,466
KLA-Tencor
6.900%, 05/01/18	1,140	1,372
United Technologies
0.747%, 12/02/13 (A)	1,810	1,816
Xerox
6.400%, 03/15/16	730	834
4.500%, 05/15/21	255	263

		9,790

Telecommunications — 2.3%
America Movil SAB de CV
5.000%, 03/30/20	1,485	1,661
AT&T
5.800%, 02/15/19	965	1,175
Corning
6.625%, 05/15/19	1,450	1,782
GTE
6.840%, 04/15/18	2,520	3,099
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	1,585	1,463

	Par (000)	Value (000)

Verizon Communications
5.500%, 02/15/18	$15	$18

		9,198

Transportation — 0.7%
Burlington Northern Santa Fe LLC
5.750%, 03/15/18	5	6
Norfolk Southern
7.700%, 05/15/17	1,025	1,303
Union Pacific
5.750%, 11/15/17	1,118	1,334

		2,643

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 6.2%
Ally Financial (TLGP) (FDIC)
0.474%, 12/19/12 (A)	1,500	1,503
Citibank NA (TLGP) (FDIC)
1.750%, 12/28/12	130	131
General Electric Capital (MTN) (TLGP) (FDIC)
2.125%, 12/21/12	7,535	7,614
Goldman Sachs Group (TLGP) (FDIC)
3.250%, 06/15/12	5	5
JPMorgan Chase Bank (TLGP) (FDIC)
2.125%, 06/22/12	895	896
2.125%, 12/26/12	7,435	7,509
Wells Fargo (TLGP) (FDIC)
0.694%, 06/15/12 (A)	7,610	7,611

		25,269

Utilities — 2.1%
Dominion Resources
6.400%, 06/15/18	555	678
Exelon Generation LLC
4.000%, 10/01/20	2,790	2,896
Metropolitan Edison
7.700%, 01/15/19	900	1,155
MidAmerican Energy Holdings
5.750%, 04/01/18	1,390	1,653
Progress Energy
7.050%, 03/15/19	820	1,044
Public Service of Colorado
5.800%, 08/01/18	30	36
Southern
1.950%, 09/01/16	770	788
Toledo Edison
7.250%, 05/01/20	35	45
Xcel Energy
4.700%, 05/15/20	20	23

		8,318

Total Corporate Bonds (Cost $167,005)		174,994

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 9.0%
Federal Home Loan Mortgage Corporation — 0.0%
2.375%, 01/13/22	10	10

Federal National Mortgage Association — 9.0%
5.500%, 12/01/23	14	15
5.000%, 04/01/23	29	32

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Par (000)		Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.000%, 06/01/23	$ 1,585	$ 1,711
5.000%, 02/01/35	3,268	3,545
5.000%, 08/01/35	131	142
5.000%, 03/01/36	2,391	2,592
5.000%, 07/01/40	74	81
4.500%, 08/01/20	2,541	2,732
4.500%, 04/01/23	802	860
4.500%, 04/01/24	40	43
4.500%, 01/01/25	1,195	1,280
4.500%, 11/01/40	5,216	5,682
4.500%, 01/01/41	106	114
4.500%, 04/01/41	4,360	4,700
4.500%, 08/01/41	1,690	1,822
4.000%, 07/01/25	2,901	3,082
4.000%, 10/01/25	54	57
4.000%, 10/01/40	39	42
4.000%, 11/01/40	61	64
4.000%, 01/01/41	3,580	3,871
4.000%, 02/01/41	3,437	3,665
4.000%, 03/01/41	77	82
4.000%, 12/01/41	24	26

		36,240

Government National Mortgage Association — 0.0%
5.500%, 05/15/17	15	17

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $34,523)		36,267

U.S. TREASURY OBLIGATIONS — 31.6%
U.S. Treasury Notes — 31.6%
4.250%, 08/15/13	26,410	27,684
3.000%, 09/30/16	10,267	11,323
2.625%, 01/31/18	9,660	10,641
2.625%, 08/15/20	9,365	10,374
2.375%, 08/31/14	388	406
2.250%, 01/31/15	35	37
2.125%, 08/15/21	14,165	14,984
2.000%, 02/15/22	690	719
1.875%, 10/31/17	4,875	5,160
1.750%, 08/15/12	4,835	4,851
1.375%, 01/15/13	85	86
1.375%, 05/15/13	3,765	3,807
1.375%, 09/30/18	3,030	3,117
1.250%, 08/31/15	3,350	3,441
1.250%, 10/31/15	12,575	12,918
1.250%, 01/31/19	6,295	6,417
1.125%, 12/15/12	4,310	4,332
1.000%, 01/15/14	200	202
0.625%, 07/31/12	7,385	7,391

Total U.S. Treasury Obligations (Cost $125,015)		127,890

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 3.9%
PNC Advantage Institutional Money Market
Fund, Institutional Shares†	15,740,191	$15,740

Total Affiliated Money Market Fund (Cost $15,740)		15,740

TOTAL INVESTMENTS — 100.0%
(Cost $390,113)*		404,554
Other Assets & Liabilities – 0.0%		(91)
TOTAL NET ASSETS — 100.0%		$404,463

*	Aggregate cost for Federal income tax purposes is (000) $390,162.

Gross unrealized appreciation (000)	$15,063
Gross unrealized depreciation (000)	(671)

Net unrealized appreciation (000)	$14,392

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,994 (000) and represents 1.98% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$15,740	$–	$–	$15,740

Asset Backed Securities	–	37,457	–	37,457

Collateralized Mortgage Obligations	–	10,092	–	10,092

Commercial Mortgage-Backed Security	–	2,114	–	2,114

Corporate Bonds	–	174,994	–	174,994

U.S. Government Agency Mortgage-Backed Obligations	–	36,267	–	36,267

U.S. Treasury Obligations	–	127,890	–	127,890

Total Assets – Investments in Securities	$15,740	$388,814	$–	$404,554

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 16.6%
Automotive — 11.7%
Bank of America Auto Trust,
Series 2012-1, Cl A3
0.780%, 06/15/16	$1,500	$1,499
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	1,001	1,002
BMW Vehicle Lease Trust,
Series 2011-1, Cl A3
1.060%, 02/20/14	1,280	1,284
BMW Vehicle Owner Trust,
Series 2011-A, Cl A3
0.760%, 08/25/15	3,100	3,101
Ford Credit Auto Lease Trust,
Series 2012-A, Cl A2
0.630%, 04/15/14	2,175	2,174
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	647	648
Honda Auto Receivables Owner Trust,
Series 2011-1, Cl A3
1.130%, 10/15/14	2,450	2,459
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	3,407	3,416
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	3,130	3,145
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	2,140	2,150
Mercedes-Benz Auto Receivables Trust,
Series 2011-I, Cl A3
0.850%, 03/16/15	1,800	1,804
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.950%, 02/16/16	1,650	1,657
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.680%, 06/15/15	5,710	5,704
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	70	70
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	2,431	2,435
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	4,805	4,924
World Omni Auto Receivables Trust,
Series 2011-A, Cl A3
1.110%, 05/15/15	2,715	2,724

		40,196

Credit Cards — 2.9%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	5,185	5,235

	Par (000)	Value (000)

GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	$1,690	$1,717
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	2,945	2,961

		9,913

Equipment — 0.7%
John Deere Owner Trust,
Series 2010-A, Cl A3
1.320%, 05/15/14	1,115	1,118
John Deere Owner Trust,
Series 2011-A, Cl A3
1.290%, 01/15/16	1,220	1,227

		2,345

Mortgage Related — 0.0%
GE Mortgage Services LLC,
Series 1999-HE1, Cl A7
6.265%, 04/25/29	26	25

Utilities — 1.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1 Cl A1
0.901%, 04/15/18	4,360	4,369
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	302	308

		4,677

Total Asset Backed Securities
(Cost $57,032)		57,156

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2%
Fannie Mae, Series 2003-113, Cl PD
4.000%, 02/25/17	528	532
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	69	69
Fannie Mae, Series 2003-48, Cl TJ
4.500%, 06/25/22	1,103	1,125
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	2,725	2,968
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	2,676	2,893
Fannie Mae, Series 2004-21, Cl AB
4.000%, 10/25/17	342	345
Fannie Mae, Series 2005-97, Cl HB
5.000%, 05/25/29	302	303
Fannie Mae, Series 2006-62, Cl TM
5.500%, 02/25/33	650	668
Fannie Mae, Series 2011-29, Cl PE
3.500%, 09/25/36	3,119	3,214
Freddie Mac, Series 2640, Cl JW
4.500%, 08/15/17	1,509	1,526
Freddie Mac, Series 2682, Cl LC
4.500%, 07/15/32	2,958	3,124
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	2,965	3,224
Freddie Mac, Series 2931, Cl DC
4.000%, 06/15/18	3,057	3,121

See Notes to Financial Statements.

Par (000)		Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Freddie Mac, Series 3057, Cl DG
4.500%, 07/15/23	$263	$265
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	1,184	1,263
Freddie Mac, Series 3563, Cl BC
4.000%, 06/15/22	1,676	1,708
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	1,087	1,145
Freddie Mac, Series 3786, Cl GN
4.000%, 08/15/35	2,777	2,935
Ginnie Mae, Series 2010-30, Cl NG
3.000%, 04/16/33	1,388	1,425

Total Collateralized Mortgage Obligations
(Cost $32,057)		31,853

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	699	698
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	81	81
Freddie Mac Multi-Family Structured Pass Thru
Certificates, Series K501, Cl A1
1.337%, 06/25/16	3,424	3,450

Total Commercial Mortgage-Backed Securities
(Cost $4,206)		4,229

CORPORATE BONDS — 23.2%
Automotive — 0.7%
Toyota Motor Credit
1.250%, 11/17/14	2,300	2,319

Cable — 0.9%
DIRECTV Holdings LLC
3.550%, 03/15/15	810	854
NBCUniversal Media LLC
3.650%, 04/30/15	1,700	1,810
Time Warner Cable
8.250%, 02/14/14	400	447

		3,111

Energy — 0.6%
BP Capital Markets PLC
3.625%, 05/08/14	900	942
Phillips 66
1.950%, 03/05/15 144A	1,000	1,010

		1,952

Financials — 14.2%
American Express
7.250%, 05/20/14	575	637
American Express Credit
7.300%, 08/20/13	1,000	1,073
American Honda Finance
1.850%, 09/19/14 144A	1,900	1,928
Bank of America (MTN)
7.375%, 05/15/14	2,465	2,660

	Par (000)	Value (000)

Barclays Bank PLC
2.375%, 01/13/14	$2,630	$2,631
Capital One Bank USA NA
6.500%, 06/13/13	800	837
Capital One Financial
2.125%, 07/15/14	820	826
Caterpillar Financial Services (MTN)
6.125%, 02/17/14	1,500	1,632
1.100%, 05/29/15	700	703
Citigroup
6.010%, 01/15/15	2,475	2,652
Commonwealth Bank of Australia
2.125%, 03/17/14 144A	950	963
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	2,265	2,282
Credit Suisse
5.500%, 05/01/14	300	319
Credit Suisse USA
5.125%, 08/15/15	2,950	3,223
Deutsche Bank AG
2.375%, 01/11/13	1,630	1,639
General Electric Capital (MTN)
0.734%, 09/15/14(A)	2,900	2,869
Goldman Sachs Group (MTN)
6.000%, 05/01/14	1,400	1,471
HSBC Bank USA NA
4.625%, 04/01/14	1,758	1,831
HSBC USA
2.375%, 02/13/15	275	276
JPMorgan Chase
3.700%, 01/20/15	3,970	4,118
Morgan Stanley
6.000%, 05/13/14	2,465	2,508
National Australia Bank NY (MTN)
2.000%, 03/09/15	1,000	1,001
Nordea Bank AB
2.125%, 01/14/14 144A	500	502
2.250%, 03/20/15 144A	500	501
PACCAR Financial (MTN)
1.550%, 09/29/14	1,700	1,728
UBS AG
2.250%, 08/12/13	600	603
UBS AG (MTN)
2.250%, 01/28/14	500	501
Wells Fargo
3.625%, 04/15/15	1,715	1,822
Wells Fargo Bank NA
4.750%, 02/09/15	1,625	1,730
Westpac Banking
4.200%, 02/27/15	3,310	3,538

		49,004

Food, Beverage & Tobacco — 0.4%
General Mills
5.200%, 03/17/15	1,000	1,110
Kraft Foods
1.625%, 06/04/15	310	314

		1,424

Healthcare — 1.1%
Covidien International Finance SA
1.350%, 05/29/15	875	877

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Healthcare — continued
Sanofi
0.783%, 03/28/14 (A)	$1,560	$1,567
1.200%, 09/30/14	450	455
Teva Pharmaceutical Finance III BV
1.700%, 03/21/14	975	989

		3,888

Industrials — 0.1%
United Technologies
1.200%, 06/01/15	500	505

Insurance — 0.8%
Berkshire Hathaway
1.167%, 08/15/14 (A)	700	708
Prudential Financial (MTN)
2.750%, 01/14/13	515	521
5.150%, 01/15/13	1,571	1,610

		2,839

Materials — 0.6%
Barrick Gold
1.750%, 05/30/14	650	659
EI du Pont de Nemours
5.875%, 01/15/14	1,400	1,516

		2,175

Retail — 0.3%
Kroger
7.500%, 01/15/14	925	1,020

Technology — 1.0%
Hewlett-Packard
2.350%, 03/15/15	2,475	2,497
HP Enterprise Services LLC
6.000%, 08/01/13	832	877

		3,374

Telecommunications — 1.1%
AT&T
0.875%, 02/13/15	750	748
Telefonica Emisiones SA Unipersonal
2.582%, 04/26/13	1,355	1,336
Verizon New England
4.750%, 10/01/13	1,460	1,529

		3,613

Utilities — 1.4%
Exelon Generation LLC
5.350%, 01/15/14	1,720	1,826
MidAmerican Energy Holdings
5.000%, 02/15/14	1,272	1,360
NextEra Energy Capital Holdings
0.866%, 11/09/12 (A)	1,050	1,049
Progress Energy
6.050%, 03/15/14	450	489

		4,724

Total Corporate Bonds
(Cost $79,189)		79,948

Par (000)		Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 7.0%
Federal Home Loan Mortgage Corporation — 1.7%
6.000%, 05/01/21	$660	$709
5.500%, 03/01/22	618	668
5.500%, 04/01/22	811	876
5.055%, 03/01/36 (A)	811	864
4.500%, 02/01/19	597	651
4.500%, 05/01/19	1,910	2,029

		5,797

Federal National Mortgage Association — 5.3%
6.000%, 09/01/16	173	184
5.500%, 09/01/17	472	514
5.500%, 10/01/17	177	193
5.500%, 11/01/18	443	482
5.000%, 06/01/18	437	474
5.000%, 12/01/21	701	760
4.500%, 04/01/14	81	87
4.500%, 06/01/21	1,927	2,073
4.239%, 01/01/36 (A)	869	926
3.500%, 06/01/20	2,711	2,850
3.500%, 11/01/20	2,636	2,771
3.000%, 01/01/22	3,891	4,100
2.799%, 04/01/35 (A)	713	762
2.524%, 12/01/34 (A)	355	377
2.415%, 11/01/32 (A)	59	61
2.346%, 07/01/34 (A)	508	546
2.337%, 08/01/33 (A)	476	506
2.272%, 09/01/36 (A)	540	572

		18,238

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $23,171)		24,035

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Federal Home Loan Mortgage Corporation — 3.0%
4.875%, 11/15/13	9,605	10,251
Federal National Mortgage Association — 1.8%
4.625%, 10/15/13	5,800	6,145
Total U.S. Government Agency Obligations
(Cost $16,244)		16,396

U.S. TREASURY OBLIGATIONS — 34.7%
U.S. Treasury Notes — 34.7%
3.125%, 04/30/13	6,480	6,652
2.250%, 01/31/15	16,105	16,917
2.000%, 11/30/13	23,415	24,023
1.000%, 05/15/14	27,055	27,431
0.500%, 08/15/14	25,390	25,505
0.375%, 04/15/15	18,970	18,986

Total U.S. Treasury Obligations
(Cost $119,289)		119,514

See Notes to Financial Statements.

Number of Shares		Value (000)
AFFILIATED MONEY MARKET FUND — 3.3%
PNC Advantage Institutional Money Market
Fund, Institutional Shares†	11,520,202	$11,520

Total Affiliated Money Market Fund
(Cost $11,520)		11,520

TOTAL INVESTMENTS — 100.0%
(Cost $342,708)*		344,651

Other Assets & Liabilities – 0.0%		86
TOTAL NET ASSETS — 100.0%		$344,737

*	Aggregate cost for Federal income tax purposes is (000) $342,724

Gross unrealized appreciation (000)	$2,489
Gross unrealized depreciation (000)	(562)
Net unrealized appreciation (000)	$1,927

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $4,904 (000) and represents 1.42% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$11,520	$–	$–	$11,520

Asset Backed Securities	–	57,156	–	57,156

Collateralized Mortgage Obligations	–	31,853	–	31,853

Commercial Mortgage-Backed Securities	–	4,229	–	4,229

Corporate Bonds	–	79,948	–	79,948

U.S. Government Agency Mortgage-Backed Obligations	–	24,035	–	24,035

U.S. Government Agency Obligations	–	16,396	–	16,396

U.S. Treasury Obligations	–	119,514	–	119,514

Total Assets – Investments in Securities	$11,520	$333,131	$–	$344,651

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 7.0%
Automotive — 3.4%
Honda Auto Receivables Owner Trust,
Series 2009-3, Cl A3
2.310%, 05/15/13	$1	$1
Hyundai Auto Receivables Trust,
Series 2009-A, Cl A3
2.030%, 08/15/13	3	3
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	1,890	1,924
Hyundai Auto Receivables Trust,
Series 2011-C, Cl A4
1.300%, 02/15/18	1,660	1,676
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	90	90
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	6	6
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,500	2,562
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,830	2,892

		9,154

Credit Cards — 1.7%
BA Credit Card Trust,
Series 2007-A8, Cl A8
5.590%, 11/17/14	40	40
Citibank Credit Card Issuance Trust,
Series 2005-A4, Cl A4
4.400%, 06/20/14	55	55
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	1,685	1,701
Discover Card Master Trust,
Series 2008-A4, Cl A4
5.650%, 12/15/15	160	169
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	1,375	1,397
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	1,150	1,156

		4,518

Utilities — 1.9%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	3,175	3,860
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	1,149	1,171

	Par (000)	Value (000)
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	$65	$76

		5,107

Total Asset Backed Securities (Cost $17,858)		18,779

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	1,026	1,068
Ginnie Mae,
Series 2009-27, Cl A
3.279%, 07/16/37	820	846

Total Collateralized Mortgage Obligations (Cost $1,856)		1,914

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Cl AAB
5.608%, 10/15/48	1,004	1,035
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	1,939	2,030
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	699	698
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	104	104
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	2,555	2,814
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Cl A2
5.532%, 03/15/32	9	9
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A2
5.359%, 02/12/44	94	93
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	435	457
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Cl A4
4.748%, 02/15/41	74	77
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	65	69
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Cl A2
5.421%, 04/15/47	1,160	1,197

Total Commercial Mortgage-Backed Securities (Cost $7,747)		8,583

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — 39.1%
Aerospace — 0.5%
BE Aerospace
8.500%, 07/01/18	$250	$272
General Dynamics
3.875%, 07/15/21	5	6
L-3 Communications
4.950%, 02/15/21	615	664
Lockheed Martin
2.125%, 09/15/16	5	5
Spirit Aerosystems
7.500%, 10/01/17	387	414

		1,361

Airlines — 0.3%
Delta Air Lines
9.500%, 09/15/14 144A	826	869

Automotive — 0.6%
BorgWarner
4.625%, 09/15/20	610	672
Johnson Controls
5.700%, 03/01/41	425	511
2.600%, 12/01/16	5	5
Lear
7.875%, 03/15/18	325	355
Toyota Motor Credit (MTN)
2.800%, 01/11/16	5	5

		1,548

Cable — 2.6%
AMC Networks
7.750%, 07/15/21 144A	238	264
Belo
8.000%, 11/15/16	710	774
Comcast
5.700%, 05/15/18	665	781
DIRECTV Holdings LLC
4.600%, 02/15/21	1,295	1,386
Discovery Communications LLC
4.375%, 06/15/21	15	16
3.300%, 05/15/22	575	576
DISH DBS
7.750%, 05/31/15	250	272
Historic TW
6.875%, 06/15/18	15	19
6.625%, 05/15/29	775	943
NBCUniversal Media LLC
5.150%, 04/30/20	580	673
News America
8.450%, 08/01/34	1,000	1,267

		6,971

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	810	929

Consumer Non-Cyclical — 0.3%
Hanesbrands
8.000%, 12/15/16	605	663
Quiksilver
6.875%, 04/15/15	200	197

	Par (000)	Value (000)

VF
1.217%, 08/23/13 (A)	$5	$5

		865

Consumer Services — 1.3%
Education Management LLC
8.750%, 06/01/14	330	320
Live Nation Entertainment
8.125%, 05/15/18 144A	250	261
MGM Resorts International
11.125%, 11/15/17	700	784
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	75	82
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	525	536
Royal Caribbean Cruises
11.875%, 07/15/15	516	622
7.500%, 10/15/27	260	261
Vail Resorts
6.500%, 05/01/19	50	52
Wynn Las Vegas LLC
5.375%, 03/15/22 144A	755	732

		3,650

Consumer Staples — 0.0%
Procter & Gamble
0.386%, 02/06/14 (A)	10	10

Energy — 5.7%
Anadarko Petroleum
8.700%, 03/15/19	30	40
6.375%, 09/15/17	925	1,082
Apache
3.250%, 04/15/22	10	10
Bill Barrett
7.625%, 10/01/19	450	449
Burlington Resources
8.200%, 03/15/25	150	212
Burlington Resources Finance
7.200%, 08/15/31	375	534
Chesapeake Energy
6.625%, 08/15/20	325	312
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	200	206
8.250%, 12/15/17	225	230
Copano Energy LLC
7.750%, 06/01/18	795	829
Denbury Resources
8.250%, 02/15/20	299	323
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	720	833
Encore Acquisition
9.500%, 05/01/16	494	538
Enterprise Products Operating LLC
3.200%, 02/01/16	25	26
EQT
8.125%, 06/01/19	610	730
Hess
8.125%, 02/15/19	10	13
5.600%, 02/15/41	550	593
Kinder Morgan Energy Partners LP
5.300%, 09/15/20	10	11

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n   A d v a n t a g e   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	$680	$810
Nexen
5.875%, 03/10/35	1,240	1,292
ONEOK Partners LP
6.125%, 02/01/41	635	749
Peabody Energy
7.875%, 11/01/26	445	461
Petrobras International Finance
3.875%, 01/27/16	1,055	1,092
Rowan
4.875%, 06/01/22	420	426
Samson Investment
9.750%, 02/15/20 144A	450	448
SeaRiver Maritime Financial Holdings
3.447%, 09/01/12	735	732
Shell International Finance BV
4.300%, 09/22/19	10	12
Tesoro
9.750%, 06/01/19	455	512
Transocean
6.375%, 12/15/21	635	730
Weatherford International
5.125%, 09/15/20	995	1,076

		15,311

Financials — 8.3%
Ameriprise Financial
7.300%, 06/28/19	620	774
Bank of America
5.750%, 12/01/17	2,390	2,488
Bank of New York Mellon
5.450%, 05/15/19	10	12
BBVA U.S. Senior, SA Unipersonal
3.250%, 05/16/14	1,260	1,209
Capital One Bank USA NA
8.800%, 07/15/19	800	1,016
Capital One Financial
6.750%, 09/15/17	305	364
Caterpillar Financial Services
4.625%, 06/01/15	5	6
Citigroup
6.010%, 01/15/15	970	1,039
4.875%, 05/07/15	515	528
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	325	333
Credit Suisse
5.400%, 01/14/20	670	681
First Niagara Financial Group
7.250%, 12/15/21	440	489
6.750%, 03/19/20	855	968
Ford Motor Credit LLC
7.000%, 04/15/15	800	898
General Electric Capital
5.500%, 01/08/20	330	378
4.625%, 01/07/21	560	612
Goldman Sachs Group
6.150%, 04/01/18	1,160	1,212
5.950%, 01/18/18	50	52
3.700%, 08/01/15	25	25

	Par (000)	Value (000)

Harley-Davidson Financial Services
3.875%, 03/15/16 144A	$300	$317
HSBC Bank USA NA
4.875%, 08/24/20	1,175	1,207
HSBC Holdings PLC
5.100%, 04/05/21	15	17
International Lease Finance
6.500%, 09/01/14 144A	600	628
JPMorgan Chase
6.300%, 04/23/19	20	23
6.125%, 06/27/17	195	220
6.000%, 01/15/18	1,010	1,134
4.625%, 05/10/21	695	737
3.400%, 06/24/15	25	26
Mellon Funding
5.500%, 11/15/18	195	224
Merrill Lynch (MTN)
6.875%, 04/25/18	175	192
Morgan Stanley
4.750%, 03/22/17	1,020	981
4.000%, 07/24/15	250	242
2.875%, 07/28/14	25	24
Morgan Stanley (MTN)
5.450%, 01/09/17	650	635
National Rural Utilities Cooperative Finance
1.125%, 11/01/13	5	5
Nordea Bank AB
4.875%, 05/13/21 144A	625	610
Private Export Funding
3.050%, 10/15/14	20	21
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	1,000	943
Wachovia
5.625%, 10/15/16	15	17
Wachovia Capital Trust III
5.570%, 03/29/49 (A)	800	744
Wells Fargo
7.980%, 03/29/49 (A)	125	136
5.625%, 12/11/17	280	325
Westpac Banking
4.875%, 11/19/19	25	27
3.000%, 08/04/15	5	5

		22,524

Food, Beverage & Tobacco — 0.9%
Bottling Group LLC
5.125%, 01/15/19	15	18
Constellation Brands
8.375%, 12/15/14	250	284
Del Monte
7.625%, 02/15/19	540	524
Kraft Foods
3.500%, 06/06/22 144A	275	281
PepsiCo
4.650%, 02/15/13	5	5
Pernod-Ricard SA
5.750%, 04/07/21 144A	500	565
TreeHouse Foods
7.750%, 03/01/18	675	729

		2,406

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Healthcare — 0.9%
Johnson & Johnson
5.950%, 08/15/37	$566	$792
Life Technologies
5.000%, 01/15/21	775	872
Mylan
7.875%, 07/15/20 144A	600	660
Teva Pharmaceutical Finance BV
1.366%, 11/08/13 (A)	5	5

		2,329

Industrials — 3.1%
Amphenol
4.750%, 11/15/14	25	27
4.000%, 02/01/22	305	314
Avnet
5.875%, 06/15/20	295	331
Ball
5.750%, 05/15/21	475	502
Cintas No. 2
2.850%, 06/01/16	20	21
CRH America
4.125%, 01/15/16	715	733
H&E Equipment Services
8.375%, 07/15/16	715	736
Honeywell International
4.250%, 03/01/21	5	6
Huntington Ingalls Industries
6.875%, 03/15/18	700	725
Interface
7.625%, 12/01/18	125	134
Iron Mountain
8.750%, 07/15/18	285	294
Koninklijke Philips Electronics NV
3.750%, 03/15/22	10	10
Martin Marietta Materials
6.250%, 05/01/37	685	668
Masco
7.750%, 08/01/29	400	422
Mohawk Industries
6.375%, 01/15/16	200	221
Owens-Illinois
7.800%, 05/15/18	250	281
Penske Truck Leasing LP
3.125%, 05/11/15 144A	460	464
Pulte Group
7.875%, 06/15/32	120	116
6.375%, 05/15/33	1,050	887
Republic Services
5.700%, 05/15/41	280	321
3.800%, 05/15/18	15	16
USG
8.375%, 10/15/18 144A	275	286
Valmont Industries
6.625%, 04/20/20	652	777

		8,292

Insurance — 1.7%
ACE INA Holdings
2.600%, 11/23/15	20	21
Aon LP
3.500%, 09/30/15	620	648

	Par (000)	Value (000)

Hartford Financial Services Group
6.300%, 03/15/18	$590	$648
MetLife
7.717%, 02/15/19	10	13
6.400%, 12/15/36	720	685
Metlife Capital Trust IV
7.875%, 12/15/37 144A	300	328
Principal Financial Group
8.875%, 05/15/19	440	576
Prudential Financial
5.375%, 06/21/20	325	367
Prudential Financial (MTN)
7.375%, 06/15/19	335	409
Reinsurance Group of America
6.450%, 11/15/19	700	798

		4,493

Materials — 2.1%
Alcoa
5.400%, 04/15/21	850	877
APERAM
7.750%, 04/01/18 144A	450	407
ArcelorMittal
9.850%, 06/01/19	960	1,137
5.250%, 08/05/20	15	14
Clearwater Paper
7.125%, 11/01/18	485	511
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	920	913
International Paper
9.375%, 05/15/19	5	7
7.500%, 08/15/21	765	973
MeadWestvaco
7.375%, 09/01/19	635	760

		5,599

Media — 0.1%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 (B) 144A	350	189

Real Estate Investment Trusts — 1.5%
Boston Properties LP
4.125%, 05/15/21	30	32
CommonWealth REIT
5.875%, 09/15/20	655	683
Digital Realty Trust LP
4.500%, 07/15/15	852	895
Health Care REIT
5.250%, 01/15/22	795	856
ProLogis LP
6.625%, 12/01/19	450	524
4.500%, 08/15/17	240	252
Realty Income
6.750%, 08/15/19	541	638
5.950%, 09/15/16	10	11
5.750%, 01/15/21	115	128

		4,019

Retail — 0.8%
Advance Auto Parts
5.750%, 05/01/20	545	621

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — continued
AutoZone
4.000%, 11/15/20	$20	$21
Limited Brands
8.500%, 06/15/19	795	935
McDonald’s
3.500%, 07/15/20	5	6
Safeway
3.950%, 08/15/20	10	10
Target
0.636%, 07/18/14 (A)	10	10
Wal-Mart Stores
5.625%, 04/01/40	515	657
Yum! Brands
3.750%, 11/01/21	5	5

		2,265

Technology — 1.4%
Hewlett-Packard
3.750%, 12/01/20	65	65
3.000%, 09/15/16	825	844
2.125%, 09/13/15	10	10
International Business Machines
4.750%, 11/29/12	5	5
KLA-Tencor
6.900%, 05/01/18	615	740
Mantech International
7.250%, 04/15/18	770	812
Seagate HDD Cayman
7.750%, 12/15/18	600	647
Xerox
6.400%, 03/15/16	585	668
4.500%, 05/15/21	5	5

		3,796

Telecommunications — 1.5%
America Movil SAB de CV
5.000%, 03/30/20	630	705
AT&T
6.300%, 01/15/38	600	744
Bellsouth Capital Funding
7.875%, 02/15/30	175	226
Corning
6.625%, 05/15/19	30	37
GTE
6.940%, 04/15/28	1,110	1,415
6.840%, 04/15/18	15	18
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	1,080	997
Verizon Communications
5.550%, 02/15/16	5	6
5.500%, 02/15/18	10	12

		4,160

Transportation — 0.6%
Florida East Coast Railway
8.125%, 02/01/17	475	487
Norfolk Southern
7.700%, 05/15/17	460	585
PHI
8.625%, 10/15/18	540	553

		1,625

	Par (000)	Value (000)

U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 1.4%
Ally Financial (TLGP) (FDIC)
0.474%, 12/19/12 (A)	$1,635	$1,638
Citibank NA (TLGP) (FDIC)
1.750%, 12/28/12	35	35
Goldman Sachs Group (TLGP) (FDIC)
3.250%, 06/15/12	20	20
John Deere Capital (MTN) (TLGP)(FDIC)
2.875%, 06/19/12	10	10
JPMorgan Chase Bank (TLGP) (FDIC)
2.125%, 12/26/12	85	86
Wells Fargo (TLGP) (FDIC)
0.694%, 06/15/12 (A)	2,000	2,000

		3,789

Utilities — 3.2%
Bruce Mansfield Unit
6.850%, 06/01/34	630	687
Calpine
7.500%, 02/15/21 144A	610	637
CMS Energy
5.050%, 03/15/22	500	520
Dominion Resources
8.875%, 01/15/19	5	7
6.400%, 06/15/18	755	923
Duke Energy Indiana
3.750%, 07/15/20	15	17
Exelon Generation LLC
4.000%, 10/01/20	965	1,002
Ipalco Enterprises
7.250%, 04/01/16 144A	500	542
MidAmerican Energy Holdings
6.125%, 04/01/36	5	6
5.750%, 04/01/18	25	30
NRG Energy
7.375%, 01/15/17	720	743
Progress Energy
7.050%, 03/15/19	605	770
Puget Energy
6.000%, 09/01/21	915	986
Puget Sound Energy
5.757%, 10/01/39	495	644
Toledo Edison
7.250%, 05/01/20	858	1,105
Xcel Energy
4.700%, 05/15/20	10	12

		8,631

Total Corporate Bonds (Cost $100,084)		105,631

LOAN AGREEMENT — 0.2%
HCA
1.489%, 11/16/12 (A)	423	421

Total Loan Agreement (Cost $422)		421

See Notes to Financial Statements.

Par (000)		Value (000)
MUNICIPAL BONDS — 0.5%
Ohio — 0.2%
Ohio State University (RB)
4.910%, 06/01/40	$595	$717

Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	600	735

Total Municipal Bonds (Cost $1,213)		1,452

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 27.5%
Federal Home Loan Mortgage Corporation — 2.9%
8.000%, 10/01/29	3	3
7.500%, 07/01/26	1	1
7.500%, 03/01/27	2	3
7.500%, 09/01/30	2	2
7.000%, 11/01/28	2	2
7.000%, 11/01/30	1	1
7.000%, 04/01/32	4	5
6.000%, 12/01/35	1,344	1,494
6.000%, 07/01/37	681	750
6.000%, 09/01/38	10	11
5.500%, 10/01/18	706	770
5.500%, 12/01/36	239	261
5.500%, 04/01/37	8	8
5.500%, 09/01/37	231	252
5.500%, 11/01/37	12	13
5.500%, 01/01/38	9	10
5.500%, 02/01/38	9	10
5.055%, 03/01/36 (A)	941	1,002
5.000%, 11/01/18	629	674
5.000%, 01/01/19	568	608
5.000%, 08/01/20	3	4
5.000%, 10/01/34	791	855
5.000%, 04/01/36	43	46
5.000%, 08/01/36	23	25
5.000%, 04/01/38	12	12
4.791%, 01/01/36 (A)	24	26
4.500%, 11/01/18	707	748
4.500%, 06/01/23	24	25
4.500%, 07/01/40	143	153
2.541%, 12/01/36 (A)	12	13

		7,787

Federal National Mortgage Association — 21.7%
8.000%, 08/01/27	29	36
8.000%, 09/01/27	4	4
8.000%, 05/01/30	2	2
7.500%, 08/01/26	3	4
7.500%, 10/01/27	25	30
7.500%, 04/01/30	2	2
7.500%, 07/01/30	1	1
7.500%, 01/01/31	5	5
7.500%, 04/01/31	4	5
7.500%, 08/01/31	9	12
7.000%, 09/01/14	1	1
7.000%, 05/01/22	2	2
7.000%, 04/01/27	5	6
7.000%, 11/01/27	12	14
7.000%, 03/01/29	24	29
7.000%, 04/01/29	4	5

	Par (000)	Value (000)

7.000%, 05/01/29	$3	$4
7.000%, 07/01/31	7	8
7.000%, 08/01/32	2	3
7.000%, 10/01/33	1	1
6.000%, 09/01/32	2	2
6.000%, 10/01/33	8	9
6.000%, 12/01/36	1,562	1,724
6.000%, 07/01/37	20	22
6.000%, 02/01/38	60	66
5.500%, 09/01/17	893	972
5.500%, 01/01/19	8	9
5.500%, 11/01/32	3	3
5.500%, 05/01/33	7	7
5.500%, 07/01/33	6	6
5.500%, 11/01/33	7	8
5.500%, 01/01/34	518	569
5.500%, 04/01/34	945	1,038
5.500%, 03/01/35	10	11
5.500%, 10/01/35	7	8
5.500%, 03/01/36	19	21
5.500%, 04/01/37	1,603	1,748
5.500%, 06/01/37	472	515
5.500%, 07/01/37	84	92
5.500%, 02/01/38	6	7
5.500%, 03/01/38	124	136
5.500%, 07/01/38	1,736	1,893
5.500%, 08/01/38	1,686	1,838
5.500%, 06/01/39	1,622	1,769
5.000%, 12/01/18	17	18
5.000%, 02/01/19	24	26
5.000%, 06/01/20	1,000	1,085
5.000%, 07/01/23	67	73
5.000%, 07/01/33	92	98
5.000%, 10/01/33	18	19
5.000%, 11/01/33	24	26
5.000%, 05/01/34	5	5
5.000%, 06/01/34	21	23
5.000%, 03/01/35	1,478	1,604
5.000%, 11/01/35	1,286	1,394
5.000%, 12/01/35	22	24
5.000%, 01/01/36	718	779
5.000%, 03/01/36	746	808
5.000%, 05/01/36	1,377	1,492
5.000%, 12/01/36	198	214
5.000%, 08/01/37	43	47
5.000%, 02/01/38	1,381	1,497
5.000%, 04/01/38	81	88
5.000%, 08/01/39	89	98
5.000%, 03/01/40	869	955
5.000%, 08/01/40	2,035	2,215
4.500%, 08/01/20	740	795
4.500%, 10/01/20	11	11
4.500%, 03/01/21	23	25
4.500%, 04/01/23	516	553
4.500%, 06/01/23	25	26
4.500%, 07/01/23	13	14
4.500%, 06/01/24	6	6
4.500%, 07/01/24	635	680
4.500%, 01/01/25	43	46
4.500%, 11/01/33	10	11
4.500%, 05/01/34	18	20
4.500%, 09/01/35	1,750	1,880
4.500%, 02/01/39	884	949

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Par (000)		Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
4.500%, 03/01/39	$2,371	$2,545
4.500%, 06/01/39	1,412	1,554
4.500%, 01/01/40	1,152	1,236
4.500%, 05/01/40	4,896	5,333
4.500%, 07/01/40	21	22
4.500%, 11/01/40	118	129
4.500%, 04/01/41	1,130	1,218
4.000%, 10/01/25	1,157	1,229
4.000%, 11/01/40	4,397	4,687
4.000%, 01/01/41	74	80
4.000%, 02/01/41	2,206	2,351
4.000%, 12/01/41	93	99
4.000%, 02/01/42	3,825	4,086
3.500%, 03/01/41	3,649	3,836
2.193%, 08/01/35 (A)	8	8

		58,664

Government National Mortgage Association — 2.9%
10.000%, 05/15/19	2	2
9.000%, 11/15/16	4	5
9.000%, 11/15/19	4	5
9.000%, 05/15/21	1	1
9.000%, 06/15/21	27	28
9.000%, 08/15/21	8	8
9.000%, 09/15/21	17	17
8.500%, 08/15/27	15	16
8.000%, 09/15/27	7	7
7.500%, 10/15/29	26	28
7.500%, 12/15/29	2	2
7.000%, 02/15/17	36	39
7.000%, 05/20/24	3	4
7.000%, 10/15/25	4	4
7.000%, 04/15/26	1	2
7.000%, 01/15/27	6	7
7.000%, 09/15/27	2	3
7.000%, 10/15/27	44	53
7.000%, 12/15/27	2	2
7.000%, 04/15/28	–	1
7.000%, 04/15/29	3	4
6.500%, 02/15/26	3	4
6.500%, 07/15/28	4	5
6.500%, 04/15/32	3	3
6.500%, 06/15/32	2	2
6.000%, 02/15/32	7	8
6.000%, 11/15/32	3	3
6.000%, 08/15/33	1	1
5.000%, 09/15/39	2,633	2,928
4.500%, 08/15/39	1,820	1,999
4.000%, 09/15/41	2,436	2,668

		7,859

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $70,726)		74,310

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 18.1%
U.S. Treasury Bonds — 6.0%
4.500%, 02/15/36	$9,035	$12,374
3.750%, 08/15/41	3,010	3,706

		16,080

U.S. Treasury Notes — 12.1%
4.625%, 02/15/17	25	30
4.500%, 02/15/16	25	29
4.250%, 08/15/13	255	267
3.000%, 09/30/16	1,650	1,820
2.625%, 01/31/18	2,230	2,457
2.625%, 08/15/20	3,140	3,478
2.375%, 08/31/14	75	78
2.250%, 01/31/15	475	499
2.125%, 08/15/21	160	169
1.875%, 06/15/12	5,025	5,028
1.875%, 08/31/17	60	64
1.875%, 10/31/17	250	265
1.750%, 08/15/12	9,385	9,417
1.375%, 01/15/13	1,805	1,818
1.250%, 08/31/15	1,175	1,207
1.250%, 10/31/15	1,130	1,161
1.250%, 01/31/19	1,470	1,498
1.125%, 12/15/12	65	65
0.625%, 07/31/12	3,410	3,413

		32,763

Total U.S. Treasury Obligations (Cost $45,995)		48,843

	Number of Shares
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae*	77,000	121
Freddie Mac*	52,400	91

Total Preferred Stocks (Cost $3,083)		212

AFFILIATED MONEY MARKET FUND — 2.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	7,382,399	7,382

Total Affiliated Money Market Fund (Cost $7,382)		7,382

TOTAL INVESTMENTS — 99.1% (Cost $256,366)**		267,527
Other Assets & Liabilities – 0.9%		2,414
TOTAL NET ASSETS — 100.0%		$269,941

See Notes to Financial Statements.

*	Non-income producing security
** Aggregate	cost for Federal income tax purposes is (000) $256,594.

Gross unrealized appreciation (000)	$14,637
Gross unrealized depreciation (000)	(3,704)

Net unrealized appreciation (000)	$10,933

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
(B)	Security in default.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $10,049 (000) and represents 3.72% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

 Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$7,382	$–	$–	$7,382

Asset Backed Securities	–	18,779	–	18,779

Collateralized Mortgage Obligations	–	1,914	–	1,914

Commercial Mortgage-Backed Securities	–	8,583	–	8,583

Corporate Bonds	–	105,631	–	105,631

Loan Agreement	–	421	–	421

Municipal Bonds	–	1,452	–	1,452

Preferred Stocks	212	–	–	212

U.S. Government Agency Mortgage-Backed Obligations	–	74,310	–	74,310

U.S. Treasury Obligations	–	48,843	–	48,843

Total Assets – Investments in Securities	$7,594	$259,933	$–	$267,527

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Par (000)		Value (000)
ASSET BACKED SECURITIES — 18.2%
Automotive — 12.7%
Bank of America Auto Trust,
Series 2012-1, Cl A2
0.590%, 11/17/14	$7,800	$7,798
BMW Vehicle Lease Trust,
Series 2011-1, Cl A3
1.060%, 02/20/14	3,090	3,100
BMW Vehicle Owner Trust,
Series 2011-A, Cl A2
0.630%, 02/25/14	2,946	2,948
Ford Credit Auto Lease Trust,
Series 2012-A, Cl A2
0.630%, 04/15/14	3,800	3,798
Ford Credit Auto Owner Trust,
Series 2009-D, Cl A4
2.980%, 08/15/14	9,870	10,026
Honda Auto Receivables Owner Trust,
Series 2009-3, Cl A3
2.310%, 05/15/13	242	242
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	1,720	1,723
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	5,925	5,953
Mercedes-Benz Auto Lease Trust,
Series 2011-1A, Cl A2
0.790%, 04/15/13 144A	946	946
Mercedes-Benz Auto Lease Trust,
Series 2012-A, Cl A3
0.880%, 11/17/14	7,990	8,037
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	1,685	1,693
Nissan Auto Lease Trust,
Series 2011-A, Cl A2A
0.700%, 01/15/14	2,933	2,933
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A2
0.740%, 09/15/14	5,455	5,461
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A2
0.530%, 04/15/14	5,695	5,695
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	5,653	5,661
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Cl A3
1.310%, 01/20/14	1,454	1,456
World Omni Auto Receivables Trust,
Series 2011-A, Cl A2
0.640%, 11/15/13	1,747	1,747

		69,217

Credit Cards — 5.2%
BA Credit Card Trust,
Series 2008-A7, Cl A7
0.939%, 12/15/14 (A)	6,170	6,175

	Par (000)	Value (000)

Capital One Multi-Asset Execution Trust,
Series 2005-A10, Cl A
0.319%, 09/15/15 (A)	$7,010	$7,008
Chase Issuance Trust,
Series 2007-A16, Cl A16
0.774%, 06/16/14 (A)	7,300	7,301
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	7,875	8,000

		28,484

Equipment — 0.3%
John Deere Owner Trust,
Series 2011-A, Cl A2
0.640%, 06/16/14	1,643	1,644

Total Asset Backed Securities (Cost $99,315)		99,345

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.6%
Banc of America Mortgage Securities
Series 2003-A, Cl 1A1
2.872%, 02/25/33 (A)	8	7
Fannie Mae, Series 2002-47, Cl PE
5.500%, 08/25/17	1,738	1,860
Fannie Mae, Series 2002-55, Cl GC
5.500%, 09/25/17	1,041	1,121
Fannie Mae, Series 2003-120, Cl BK
3.500%, 11/25/16	170	171
Fannie Mae, Series 2003-74, Cl PG
4.500%, 08/25/18	5,741	6,149
Fannie Mae, Series 2003-92, Cl PD
4.500%, 03/25/17	1,021	1,029
Fannie Mae, Series 2004-19, Cl AB
4.000%, 10/25/17	652	658
Fannie Mae, Series 2004-33, Cl MW
4.500%, 01/25/30	1,635	1,718
Fannie Mae, Series 2004-36, Cl EA
4.500%, 03/25/18	367	373
Fannie Mae, Series 2005-105, Cl TL
5.500%, 11/25/31	332	338
Fannie Mae, Series 2008-51, Cl CD
4.500%, 11/25/22	6,884	7,168
Freddie Mac, Series 2144, Cl ME
4.500%, 04/15/14	576	575
Freddie Mac, Series 2579, Cl MW
3.835%, 09/15/17	830	843
Freddie Mac, Series 2677, Cl LD
4.500%, 03/15/17	1,876	1,895
Freddie Mac, Series 2695, Cl BO
4.500%, 08/15/28	233	233
Freddie Mac, Series 2695, Cl DE
4.000%, 01/15/17	698	701
Freddie Mac, Series 2812, Cl AB
4.500%, 10/15/18	674	688
Freddie Mac, Series 2877, Cl GP
4.000%, 11/15/18	650	664
Freddie Mac, Series 2885, Cl PC
4.500%, 03/15/18	1,231	1,240
Freddie Mac, Series 2887, Cl EA
4.500%, 12/15/18	1,106	1,133

See Notes to Financial Statements.

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Freddie Mac, Series 2929, Cl BD
4.250%, 06/15/19	$1,831	$1,888
Freddie Mac, Series 2945, Cl HE
4.500%, 02/15/19	3,518	3,607
Ginnie Mae, Series 2009-81, Cl WA
2.000%, 08/20/39	2,196	2,215

Total Collateralized Mortgage Obligations (Cost $36,581)		36,274

CORPORATE BONDS — 17.8%
Automotive — 0.7%
Volkswagen International Finance NV
1.224%, 03/21/14 (A) 144A	4,000	4,001

Consumer Non-Cyclical — 0.3%
VF
1.217%, 08/23/13 (A)	1,545	1,545

Energy — 0.4%
NextEra Energy Capital Holdings
1.611%, 06/01/14	1,000	1,004
Northern States Power
8.000%, 08/28/12	1,125	1,144

		2,148

Financials — 11.8%
American Express Credit
7.300%, 08/20/13	3,000	3,218
American Honda Finance
0.916%, 05/08/14 (A) 144A	1,700	1,702
Bank of America (MTN)
4.900%, 05/01/13	5,000	5,120
Bank of Nova Scotia
0.787%, 02/15/13 (A)	4,235	4,241
Barclays Bank PLC
2.500%, 01/23/13	3,975	4,006
Citigroup
6.000%, 12/13/13	4,065	4,268
Credit Suisse USA
5.125%, 01/15/14	5,000	5,253
Deutsche Bank AG
2.375%, 01/11/13	3,950	3,971
General Electric Capital (MTN)
0.734%, 09/15/14 (A)	6,000	5,936
Goldman Sachs Group
4.750%, 07/15/13	4,115	4,228
HSBC Bank PLC
0.897%, 05/15/13 (A) 144A	5,000	4,998
JPMorgan Chase
4.650%, 06/01/14	5,500	5,821
Merrill Lynch
5.450%, 02/05/13	300	306
Morgan Stanley
2.875%, 01/24/14	4,050	3,955
Wachovia (MTN)
5.500%, 05/01/13	300	313
Wells Fargo
4.375%, 01/31/13	4,850	4,965
Westpac Banking
2.250%, 11/19/12	2,375	2,394

		64,695

Par (000)		Value (000)

Food, Beverage & Tobacco — 0.4%
Anheuser-Busch InBev Worldwide
3.000%, 10/15/12	$2,000	$2,019

Healthcare — 0.4%
Teva Pharmaceutical Finance BV
1.366%, 11/08/13 (A)	2,240	2,257

Insurance — 1.7%
Allstate Life Global Funding Trusts (MTN)
5.375%, 04/30/13	2,000	2,086
Metropolitan Life Global Funding I
5.125%, 04/10/13 144A	3,850	3,988
Prudential Financial (MTN)
5.150%, 01/15/13	3,100	3,177

		9,251

Materials — 0.4%
BHP Billiton Finance USA
0.737%, 02/18/14 (A)	2,400	2,408

Technology — 1.1%
Hewlett-Packard
1.550%, 05/30/14	1,173	1,176
HP Enterprise Services LLC
6.000%, 08/01/13	1,296	1,366
United Technologies
0.747%, 12/02/13 (A)	3,190	3,201

		5,743

Telecommunications — 0.6%
Verizon Communications
1.083%, 03/28/14 (A)	3,500	3,532

Total Corporate Bonds (Cost $97,546)		97,599

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 0.0%
Federal National Mortgage Association — 0.0%
5.500%, 12/01/13	132	143

Total U.S. Government Agency Mortgage-Backed Obligation
(Cost $135)		143

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.2%
Federal Home Loan Bank — 2.9%
0.375%, 11/27/13	16,000	16,018
Federal Home Loan Mortgage Corporation — 6.2%
1.625%, 04/15/13	33,185	33,588
Federal National Mortgage Association — 8.1%
0.500%, 10/30/12	12,725	12,744
4.625%, 10/15/13	29,935	31,716

		44,460

Total U.S. Government Agency Obligations (Cost $94,019)		94,066

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 36.9%
U.S. Treasury Notes — 36.9%
3.375%, 07/31/13	$46,265	$47,955
3.125%, 04/30/13	39,200	40,241
2.000%, 11/30/13	26,555	27,244
1.375%, 09/15/12	23,930	24,017
1.375%, 01/15/13	59,480	59,924
0.625%, 07/31/12	2,410	2,412

Total U.S. Treasury Obligations (Cost $201,787)		201,793

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 3.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	19,832,783	$19,833

Total Affiliated Money Market Fund (Cost $19,833)		19,833
TOTAL INVESTMENTS — 100.3% (Cost $549,216)*		549,053
Other Assets & Liabilities – (0.3)%		(1,522)
TOTAL NET ASSETS — 100.0%		$547,531

*	Aggregate cost for Federal income tax purposes is (000) $549,216.

Gross unrealized appreciation (000)	$402
Gross unrealized depreciation (000)	(565)

Net unrealized depreciation (000)	$(163)

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2012.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $15,635 (000) and represents 2.86% of net assets as of May 31, 2012.

Please see Investment Abbreviations and Definitions on Page 94.

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$19,833	$–	$–	$19,833

Asset Backed Securities	–	99,345	–	99,345

Collateralized Mortgage Obligations	–	36,274	–	36,274

Corporate Bonds	–	97,599	–	97,599

U.S. Government Agency Mortgage-Backed Obligations	–	143	–	143

U.S. Government Agency Obligations	–	94,066	–	94,066

U.S. Treasury Obligations	–	201,793	–	201,793

Total Assets – Investments in Securities	$19,833	$529,220	$–	$549,053

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  Ta x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.1%
Arizona — 1.6%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,126
5.000%, 07/01/17	1,000	1,130

		2,256

California — 11.0%
California Educational Facilities Authority, University of Southern California (RB) Series C
5.250%, 10/01/24	2,100	2,754
California Public Works Board, Various Capital Project (RB) Series A
5.000%, 04/01/23	1,000	1,153
California State (GO)
5.000%, 10/01/16	1,500	1,735
5.000%, 10/01/20	2,000	2,410
California State Department of Water Resources, Power Supply (RB)
5.000%, 05/01/20	1,405	1,671
California State Department of Water Resources, Power Supply (RB) Series L
5.000%, 05/01/15	2,200	2,478
Los Angeles Unified School District, Election 2004 (GO) Series H (AGM)
5.000%, 07/01/16	1,000	1,164
5.000%, 07/01/25	2,025	2,298

		15,663

Colorado — 1.4%
Colorado Water Resources & Power Development Authority (RB) Series A-2
5.500%, 09/01/21	1,500	1,951

Delaware — 1.0%
Delaware (GO) Series 2009C
5.000%, 10/01/24	1,125	1,475

Florida — 10.3%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	750	863
5.000%, 06/01/16	3,500	3,921
Florida State Department of Transportation (RB)
5.000%, 07/01/18	1,850	2,139
Florida State Department of Transportation (RB) Series A
5.000%, 07/01/20	4,715	5,691
University of North Florida Financing Corporation, Housing Project (RB) (NATL-RE FGIC)
5.000%, 11/01/18	1,720	1,951

		14,565

Illinois — 5.3%
Chicago (RB) Series A
5.000%, 01/01/25	1,515	1,744
Illinois (RB)
5.000%, 06/15/17	1,000	1,190
5.000%, 06/15/25	1,100	1,165

	Par (000)	Value (000)

Will County Forest Preservation District (GO)
5.000%, 12/15/20	$2,775	$3,457

		7,556

Indiana — 0.8%
Ball State University (RB) Series P
5.000%, 07/01/26	1,000	1,138

Kansas — 0.9%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	1,190	1,334

Louisiana — 2.1%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB)
5.250%, 05/15/23	2,655	2,966

Massachusetts — 9.3%
Commonwealth of Massachusetts (GO) Series C
5.000%, 12/01/15	1,375	1,583
Commonwealth of Massachusetts (RB) Series A (NATL-RE FGIC)
5.500%, 06/01/15	4,000	4,580
Massachusetts Bay Transportation Authority (RB) Series A
5.000%, 07/01/25	1,000	1,259
Massachusetts Bay Transportation Authority (RB) Series B
5.250%, 07/01/23	1,000	1,285
Massachusetts Development Finance Agency, Tufts Medical Center (RB) Series I
6.250%, 01/01/27	1,000	1,169
Massachusetts Water Resources Authority (RB) Series B (AGM)
5.250%, 08/01/23	1,125	1,451
Massachusetts Water Resources Authority (RB) Series J (AGM)
5.500%, 08/01/21	1,455	1,882

		13,209

Michigan — 4.6%
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/14	2,000	2,209
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,123
Michigan, Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,177
Warren Consolidated Schools (GO) (Q-SBLF)
5.250%, 05/01/17	1,930	2,001

		6,510

Nebraska — 1.9%
Omaha, Omaha Convention Center/Arena Project (GO)
5.250%, 04/01/25	2,050	2,702

Nevada — 7.0%
Clark County School District (GO) Series C
5.000%, 06/15/17	3,000	3,513

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  Ta x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Nevada — continued
Clark County, Park and Regional Justice Center (GO) Series B (AMBAC)
5.000%, 11/01/24	$1,100	$1,201
Nevada (GO) Series D
5.000%, 06/01/18	4,400	5,287

		10,001

New York — 3.1%
New York Local Government Assistance Corporation (RB) Series 2008B-C/D
5.000%, 04/01/20	3,000	3,661
New York State Dormitory Authority, Residential Institution for Children (RB) (SONYMA)
5.000%, 06/01/15	650	715

		4,376

North Carolina — 4.0%
North Carolina Eastern Municipal Power Agency (RB) Series A (ETM)
5.000%, 01/01/21	2,665	3,371
North Carolina Medical Care Commission, Caromont Health (RB) (AGM)
5.000%, 02/15/14	1,000	1,058
North Carolina Medical Care Commission, Mission Health Combined Group (RB)
5.000%, 10/01/22	1,120	1,276

		5,705

Ohio — 3.0%
Butler County Hospital Facilities, UC Health Project (RB)
5.500%, 11/01/22	2,500	2,916
Ohio State Water Development Authority, Fresh Water Project (RB)
5.500%, 06/01/21	1,000	1,303

		4,219

Pennsylvania — 11.1%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,114
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 09/01/18	2,000	2,380
Central Bucks School District (GO) (NATL-RE FGIC) (ETM)
5.000%, 05/15/22	1,715	2,213
Pennsylvania Higher Educational Facilities Authority, Elizabethtown College Project (RB) Series FF2 (RADIAN)
5.000%, 12/15/16	1,425	1,569
Philadelphia Hospitals and Higher Education Facilities Authority, Jefferson Health System (RB) Series B
5.000%, 05/15/17	2,740	3,190
Philadelphia School District (GO) Series B (AGM)
5.000%, 06/01/17	1,015	1,151

	Par (000)	Value (000)

Pittsburgh (GO) Series C (AGM)
5.250%, 09/01/18	$1,000	$1,137
West Chester Area School District (GO) Series AA
5.000%, 03/15/22	2,400	2,951

		15,705

Texas — 11.5%
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/16	2,000	2,353
Beaumont (GO)
5.000%, 03/01/20	2,040	2,490
Harris County (GO) Series B
5.000%, 10/01/21	1,000	1,244
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB)
5.000%, 06/01/14	750	813
Spring Branch Independent School District (GO) (PSF-GTD)
5.000%, 02/01/17	2,000	2,373
Texas Tech University (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,227
University of Texas System (RB) Series A
5.000%, 08/15/23	4,775	5,776

		16,276

Washington — 4.4%
Energy Northwest (RB) (NATL-RE IBC)
7.125%, 07/01/16	2,390	2,991
Seattle (GO) Series B
5.000%, 08/01/14	3,000	3,294

		6,285

Guam — 1.2%
Guam (RB) Series A
5.000%, 01/01/25	1,500	1,697

Puerto Rico — 2.6%
Puerto Rico (GO) Series A
5.500%, 07/01/18	570	649
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/21	1,695	1,885
Puerto Rico Electric Power Authority (RB) Series QQ (XLCA)
5.500%, 07/01/17	1,000	1,147

		3,681

Total Municipal Bonds (Cost $128,447)		139,270

See Notes to Financial Statements.

Number of Shares		Value (000)
AFFILIATED MONEY MARKET FUND — 1.0%
PNC Tax Exempt Money Market Fund, Class I†	1,440,870	$1,441

Total Affiliated Money Market Fund (Cost $1,441)		1,441
TOTAL INVESTMENTS — 99.1%
(Cost $129,888)*		140,711
Other Assets & Liabilities – 0.9%		1,327
TOTAL NET ASSETS — 100.0%		$142,038

*	Aggregate cost for Federal income tax purposes is (000) $129,888.

Gross unrealized appreciation (000)	$10,833
Gross unrealized depreciation (000)	(10)

Net unrealized appreciation (000)	$10,823

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 94.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$1,441	$–	$–	$1,441

Municipal Bonds	–	139,270	–	139,270

Total Assets – Investments in Securities	$1,441	$139,270	$–	$140,711

See Notes to Financial Statements.

P N C  M a r y l a n d  Ta x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.9%
District of Columbia — 1.6%
Washington Metropolitan Area Transit Authority (RB) Series A
5.250%, 07/01/24	$1,000	$1,179

Maryland — 82.3%
Annapolis (GO)
5.000%, 08/01/23	1,000	1,237
Anne Arundel (GO)
5.000%, 03/01/16	325	336
Anne Arundel, National Business Park Project (TAN)
5.125%, 07/01/22	1,000	1,087
Baltimore (GO) Series A (AMBAC)
5.000%, 10/15/19	715	806
Baltimore County (GO)
5.000%, 02/01/25	2,535	3,152
Baltimore County, Catholic Health Initiatives Project (RB) Series A
5.000%, 09/01/21	500	569
Baltimore, Wastewater Projects, Prerefunded 07/01/15 @ 100 (RB) Series B (NATL-RE)
5.000%, 07/01/15	1,500	1,705
Baltimore, Wastewater Projects (RB) Series A (NATL-RE FGIC)
5.000%, 07/01/22	1,000	1,192
Baltimore, Water Projects, Prerefunded 07/01/15 @100 (RB) Series A (NATL-RE)
5.000%, 07/01/15	1,000	1,136
Charles County Consolidated Public Improvement (GO)
5.000%, 03/01/18	1,000	1,223
5.000%, 07/15/19	1,335	1,674
Frederick County (GO)
5.000%, 08/01/16	2,000	2,281
5.000%, 08/01/17	1,730	1,963
Frederick County, Urbana Community Development Authority (STRB) Series A
5.000%, 07/01/24	3,020	3,370
Harford County (GO)
5.000%, 07/15/20	600	678
5.000%, 07/15/22	1,290	1,452
Howard County (GO) Series B
5.000%, 08/15/22	2,000	2,548
Maryland Community Development Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	200	200
5.125%, 06/01/17	195	195
Maryland Department of Transportation (RB)
5.000%, 02/15/21	2,500	2,955
Maryland Department of Transportation (RB) Second Issue
5.000%, 09/01/22	2,000	2,377
Maryland Economic Development Corporation, University of Maryland, College Park Project (RB)
5.000%, 07/01/15	1,665	1,828

	Par (000)	Value (000)

Maryland Health & Higher Educational Facilities Authority, Board of Child Care (RB)
5.375%, 07/01/32	$500	$501
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	1,014
Maryland Health & Higher Educational Facilities Authority, College of Notre Dame (RB) (NATL-RE)
5.300%, 10/01/18	460	532
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB)
5.375%, 07/01/25	500	523
Maryland Health & Higher Educational Facilities Authority, John Hopkins Health System (RB) Series A
5.000%, 05/15/26	1,500	1,771
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health (RB) (AGM)
5.000%, 07/01/19	1,000	1,143
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Issue (RB) Series 2006
5.000%, 07/01/17	1,550	1,720
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System (RB) Series A (NATL-RE FHA)
5.000%, 07/01/21	725	805
Maryland Industrial Development Financing Authority, American Center for Physics Headquarters Facility (RB)
5.250%, 12/15/14	500	502
Maryland State (GO) Second Series
5.000%, 08/01/18	1,450	1,696
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,814
Maryland Transportation Authority, Transportation Facilities Project (RB)
5.000%, 07/01/19	1,500	1,815
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 03/01/24	1,175	1,373
Montgomery County Revenue Authority, Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,204
5.000%, 04/01/21	1,075	1,343
Montgomery County Revenue Authority, Olney Indoor Swim Center Project (RB) Series C
5.250%, 10/01/12	50	50
Montgomery County, Consolidated Public Improvement (GO) Series A
5.000%, 08/01/18	1,500	1,858
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,066
5.000%, 07/15/23	1,550	1,802
Prince George’s County Industrial Development Authority, Upper Marlboro Justice Center Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	500	523
5.000%, 06/30/19	710	740

See Notes to Financial Statements.

Par (000)		Value (000)
MUNICIPAL BONDS — continued
Maryland — continued
University System of Maryland, Auxiliary Facility and Tuition Project (RB) Series A
5.000%, 04/01/18	$1,200	$1,465
Washington Suburban Sanitation Commission (GO)
5.000%, 06/01/19	680	762

		60,986

Guam — 3.8%
Guam (RB) Series A
5.000%, 01/01/27	2,500	2,801

Puerto Rico — 10.2%
Puerto Rico (GO) Series A (NATL-RE IBC)
5.250%, 07/01/21	1,000	1,051
Puerto Rico (GO) Series A-4 (AGM)
5.250%, 07/01/30	500	546
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	1,000	1,073
Puerto Rico Electric Power Authority (RB) Series SS (NATL-RE)
5.000%, 07/01/19	1,000	1,079
Puerto Rico Public Buildings Authority, Prerefunded 7/01/14 @ 100 (RB) Series I
5.500%, 07/01/14	1,000	1,102
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	510	725
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	1,750	1,963

		7,539

Total Municipal Bonds (Cost $67,440)		72,505

	Number of Shares	Value (000)
MONEY MARKET FUND — 0.9%
T. Rowe Price Maryland Tax-Free Money Fund	626,033	$626

Total Money Market Fund (Cost $626)		626
TOTAL INVESTMENTS — 98.8%
(Cost $68,066)*		73,131
Other Assets & Liabilities – 1.2%		899
TOTAL NET ASSETS — 100.0%		$74,030

*	Aggregate cost for Federal income tax purposes is (000) $68,060.

Gross unrealized appreciation (000)	$5,107
Gross unrealized depreciation (000)	(36)

Net unrealized appreciation (000)	$5,071

Please see Investment Abbreviations and Definitions on Page 94.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Money Market Fund	$626	$–	$–	$626

Municipal Bonds	–	72,505	–	72,505

Total Assets – Investments in Securities	$626	$72,505	$–	$73,131

See Notes to Financial Statements.

P N C  M i c h i g a n  I n t e r m e d i a t e  M u n i c i p a l  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — 95.9%
Michigan — 77.1%
Caledonia Community Schools (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/21	$ 500	$ 541
Grand Rapids, Sanitary Sewer System Improvement (RB) Series A (NATL-RE FGIC)
5.375%, 01/01/16	500	571
Ingham County Building Authority (RB) (NATL- RE)
5.000%, 07/01/16	750	833
Kent County (GO)
5.000%, 01/01/18	750	899
Lake Saint Claire Clean Water Initiative (GO)
5.000%, 10/01/21	645	777
5.000%, 10/01/22	685	814
Lansing Building Authority (RB) (AMBAC)
5.000%, 06/01/19	750	838
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/22	1,000	1,223
Michigan Public Power Agency, Combustion Turbine No. 1 Project (RB) Series A (AGM)
5.000%, 01/01/20	505	593
Michigan State Hospital Finance Authority, Henry Ford Health System (RB)
5.500%, 11/15/17	750	879
Michigan State Hospital Finance Authority, Trinity Health Credit Group (RB) Series A
5.000%, 12/01/26	820	916
Michigan State Hospital Finance Authority, Trinity Health Credit Group, Prerefunded 12/01/16 @ 100 (RB) Series A
5.000%, 12/01/16	180	214
Michigan State Hospital Finance Authority (RB) Series P (NATL-RE) (ETM)
5.375%, 08/15/14	100	103
Michigan State, Environmental Program (GO) Series A
6.000%, 11/01/24	1,000	1,203
5.250%, 11/01/23	1,000	1,147
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	750	824
Saginaw Valley State University (RB) Series A
5.000%, 07/01/15	500	552
Thornapple Kellogg School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/18	750	874
Troy City School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	750	869
West Branch - Rose City Area Schools (GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	33

		14,703

Guam — 2.9%
Guam (RB) Series A
5.000%, 01/01/27	500	560

	Par (000)	Value (000)

Puerto Rico — 15.9%
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	$500	$ 536
Puerto Rico Highway & Transportation Authority (RB) Series Z (NATL-RE)
6.250%, 07/01/13	745	784
Puerto Rico Highway & Transportation Authority (RB) Series Z (NATL-RE) (ETM)
6.250%, 07/01/13	5	5
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	400	569
Puerto Rico Public Improvement (GO) Series A (FGIC)
5.500%, 07/01/19	500	566
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	500	561

		3,021

Total Municipal Bonds
(Cost $17,032)		18,284

	Number of Shares
MONEY MARKET FUND — 3.2%
JPMorgan Michigan Municipal Money Market
Fund	598,543	599

Total Money Market Fund
(Cost $599)		599

TOTAL INVESTMENTS — 99.1%

(Cost $17,631)*		18,883

Other Assets & Liabilities – 0.9%		177
TOTAL NET ASSETS — 100.0%		$19,060

*	Aggregate cost for Federal income tax purposes is (000) $17,622.

Gross unrealized appreciation (000)	$1,264
Gross unrealized depreciation (000)	(3)

Net unrealized appreciation (000)	$1,261

Please	see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Money Market Fund	$599	$–	$–	$599

Municipal Bonds	–	18,284	–	18,284

Total Assets – Investments in Securities	$599	$18,284	$–	$18,883

See Notes to Financial Statements.

P N C  O h i o  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

Par (000)		Value (000)
MUNICIPAL BONDS — 98.3%
Ohio — 88.1%
Akron Economic Development (RB) (NATL-RE)
6.000%, 12/01/12	$ 335	$ 344
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B
5.000%, 09/01/21	2,680	3,161
American Municipal Power, Hydroelectric Projects (RB) Series C
5.000%, 02/15/22	2,000	2,255
Butler County Hospital Facilities, UC Health Project (RB)
5.500%, 11/01/22	2,500	2,917
Canton City School District (GO) Series 2005 (NATL-RE)
5.000%, 12/01/14	1,185	1,294
Centerville Capital Facilities (GO) (NATL-RE)
5.650%, 12/01/18	45	45
Clermont County Waterworks, Sewer District Project (RB) (AMBAC)
5.250%, 08/01/15	1,000	1,049
Cleveland Department of Public Utilities Division of Water (RB) Series N (NATL-RE)
5.000%, 01/01/18	1,990	2,257
Columbus (GO) Series A
5.000%, 07/01/27	2,000	2,380
Cuyahoga County (GO)
5.650%, 05/15/18	600	699
Cuyahoga County (GO) Series A
5.000%, 12/01/20	3,205	3,906
Dublin City School District (GO) (NATL-RE)
5.000%, 12/01/18	1,000	1,151
Franklin County (GO)
5.000%, 12/01/16	950	1,100
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,725
Hamilton City School District (GO) (NATL-RE)
5.000%, 12/01/18	2,100	2,271
Hamilton County Sewer System (RB) Series B (NATL-RE)
5.000%, 12/01/17	1,325	1,514
Hilliard (GO) (NATL-RE)
5.000%, 12/01/21	1,000	1,123
Mad River Local School District (GO) (NATL-RE FGIC)
5.750%, 12/01/14	510	557
Miami University (RB) (AMBAC)
5.000%, 09/01/15	1,695	1,907
Ohio Housing Finance Agency (RB) Series 2 (GNMA, FNMA, FHLMC)
5.000%, 11/01/19	2,095	2,433
Ohio Housing Finance Agency (RB) Series A (AGM)
5.000%, 04/01/16	1,590	1,793
Ohio State Development Assistance, Logistics and Distribution Programs (RB) Series A
5.000%, 10/01/15	1,850	2,084
Ohio State Higher Educational Facility Commission (GO)
5.000%, 08/01/19	1,800	2,268

Par (000)		Value (000)

Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series C
5.000%, 12/01/17	$ 595	$ 706
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB)
6.250%, 10/01/17	2,000	2,483
Ohio State Higher Educational Facility Commission, Kenyon College Project (RB) (VRDN)
5.050%, 07/01/16	2,250	2,527
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series B
5.000%, 01/01/17	500	586
5.000%, 01/01/23	2,000	2,309
Ohio State Turnpike Commission (RB) Series A
5.000%, 02/15/18	1,000	1,189
5.000%, 02/15/19	1,000	1,208
5.000%, 02/15/25	2,525	2,911
Ohio State Turnpike Commission (RB) Series A (NATL-RE FGIC)
5.500%, 02/15/18	1,000	1,216
Ohio State University (RB) Series A
5.000%, 12/01/15	1,025	1,174
5.000%, 12/01/17	1,000	1,210
Ohio State University (RB) Series D
5.000%, 12/01/25	2,020	2,555
Ohio State Water Development Authority, Fresh Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,309
5.000%, 12/01/20	2,015	2,539
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (AGM)
5.500%, 12/01/20	1,835	2,384
Ohio State Water Development Authority, Water Pollution Control Project (RB) Series A
5.000%, 12/01/17	1,675	2,034
5.000%, 06/01/20	3,055	3,793
Ohio State, Major New State Infrastructure Project (RB) Series 2008-1
5.750%, 06/15/18	500	627
Olentangy Local School District (GO) (AGM)
5.500%, 12/01/19	35	36
Southwest Licking Local School District (GO) (NATL-RE FGIC)
5.750%, 12/01/16	400	464
Upper Arlington City School District (GO) (AGM)
5.000%, 12/01/15	2,000	2,256
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,494
Wyoming City School District (GO) Series B (NATL-RE FGIC)
5.750%, 12/01/15	740	853
5.750%, 12/01/16	800	953
5.750%, 12/01/17	400	488

		80,537

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Guam — 2.9%
Guam Territory (RB) Series A
5.000%, 01/01/26	$2,350	$ 2,649

Puerto Rico — 7.3%
Puerto Rico (GO) Series A (XLCA FSA)
5.500%, 07/01/17	100	115
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	1,500	1,609
Puerto Rico Electric Power Authority (RB) Series VV
5.500%, 07/01/20	800	937
Puerto Rico Highway & Transportation Authority (RB) Series Z (NATL-RE)
6.250%, 07/01/14	915	1,001
Puerto Rico Infrastructure Financing Authority (RB) Series C (AMBAC)
5.500%, 07/01/17	160	179
Puerto Rico Public Improvement (GO) Series A (FGIC)
5.500%, 07/01/19	500	566
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	2,000	2,244

		6,651

Total Municipal Bonds (Cost $81,688)		89,837

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.3%
PNC Ohio Municipal Money Market Fund,
Class I†	287,816	$288

Total Affiliated Money Market Fund (Cost $288)		288
TOTAL INVESTMENTS — 98.6%
(Cost $81,976)*		90,125

Other Assets & Liabilities – 1.4%		1,291

TOTAL NET ASSETS — 100.0%		$91,416

*	Aggregate cost for Federal income tax purposes is (000) $81,977.

Gross unrealized appreciation (000)	$8,148
Gross unrealized depreciation (000)	–

Net unrealized appreciation (000)	$8,148

†	See Note 3 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 94.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$288	$–	$–	$288

Municipal Bonds	–	89,837	–	89,837

Total Assets – Investments in Securities	$288	$89,837	$–	$90,125

See Notes to Financial Statements.

P N C  P e n n s y l v a n i a  I n t e r m e d i a t e  M u n i c i p a l  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — 91.8%
Pennsylvania — 77.7%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/25	$1,015	$1,124
Allegheny County Higher Education Building Authority, Duquesne University (RB)
5.000%, 03/01/16	1,175	1,318
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 05/15/22	1,375	1,598
Allegheny County Port Authority, Transportation (RB)
5.000%, 03/01/26	1,000	1,127
Bucks (GO)
5.125%, 05/01/22	1,255	1,508
Central Dauphin School District (GO) (AGM)
5.000%, 12/01/20	1,000	1,075
Dauphin (GO)
5.000%, 11/15/20	1,000	1,145
East Stroudsburg Area School District (GO) Series A (NATL-RE FGIC)
5.750%, 09/01/16	500	591
Franklin County Industrial Development Authority, Chambersburg Hospital Project (RB)
5.000%, 07/01/14	1,000	1,075
Gettysburg Municipal Authority (RB) (NATL-RE) (ETM)
5.375%, 08/15/13	1,000	1,061
Hempfield Township Municipal Authority (RB) (AGM)
5.000%, 09/01/16	1,000	1,126
Montgomery County Higher Education & Health Authority, Arcadia University (RB)
5.250%, 04/01/23	1,000	1,113
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,142
Parkland School District (GO) (NATL-RE FGIC)
5.375%, 09/01/14	1,000	1,102
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB)
5.250%, 08/15/25	1,250	1,499
Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program (STRB)
5.000%, 06/15/18	1,050	1,270
Pennsylvania Turnpike Commission (RB) Series A (AGM)
5.250%, 07/15/22	1,000	1,238
Philadelphia Parking Authority, Airport Parking (RB)
5.000%, 09/01/19	285	328
Pittsburgh (GO) Series B (AGM)
5.250%, 09/01/15	1,000	1,119
Pittsburgh Public Schools (GO) Series A (AGM)
5.000%, 09/01/20	1,000	1,223

	Par (000)	Value (000)

Swarthmore Borough Authority, Swarthmore College (RB) Series B
5.000%, 09/15/21	$ 725	$ 906
University of Pittsburgh, Capital Project (RB) Series B
5.000%, 09/15/18	1,000	1,225

		24,913

Guam — 2.2%
Guam (RB) Series A
5.000%, 01/01/25	610	690

Puerto Rico — 11.9%
Puerto Rico Electric Power Authority (RB) Series ZZ
5.250%, 07/01/19	1,035	1,195
Puerto Rico Infrastructure Financing Authority (RB) Series C (AMBAC)
5.500%, 07/01/17	1,340	1,502
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	1,000	1,122

		3,819

Total Municipal Bonds (Cost $27,282)		29,422

	Number of Shares
AFFILIATED MONEY MARKET FUND — 10.2%
PNC Pennsylvania Tax Exempt Money Market Fund, Class I†	3,267,038	3,267

Total Affiliated Money Market Fund (Cost $3,267)		3,267
TOTAL INVESTMENTS — 102.0%
(Cost $30,549)*		32,689
Other Assets & Liabilities – (2.0)%		(630)
TOTAL NET ASSETS — 100.0%		$32,059

*	Aggregate cost for Federal income tax purposes is (000) $30,551.

Gross unrealized appreciation (000)	$2,146
Gross unrealized depreciation (000)	(8)

Net unrealized appreciation (000)	$2,138

†	See Note 3 in Notes to Financial Statements.
Please see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$3,267	$–	$–	$3,267

Municipal Bonds	–	29,422	–	29,422

Total Assets – Investments in Securities	$3,267	$29,422	$–	$32,689

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.8%
Alaska — 0.9%
North Slope (GO) Series A
5.000%, 06/30/13	$1,250	$1,313

Arizona — 5.6%
Arizona (RB) Series A (AGM)
4.000%, 07/01/13	2,000	2,074
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/18	1,735	1,981
Arizona School Facilities Board (RB) Series A (AMBAC)
5.250%, 07/01/13	1,000	1,043
Arizona Transportation Board, Maricopa
County Regional Area (RB)
5.000%, 07/01/19	2,250	2,787

		7,885

California — 3.8%
California Economic Recovery (GO) Series A
5.000%, 07/01/20	1,825	2,207
California Public Works Board, Various Capital Projects (RB) Series A
5.000%, 04/01/20	1,000	1,164
California Statewide Communities Development Authority, State of California Proposition 1A Receivables Program (RB)
5.000%, 06/15/13	1,000	1,047
Los Angeles Unified School District (GO)
Series A (NATL-RE)
5.250%, 07/01/12	1,000	1,004

		5,422

Delaware — 0.9%
New Castle County (GO) Series A
5.000%, 07/15/14	1,130	1,236

District of Columbia — 2.2%
District of Columbia (RB) Series B
5.000%, 12/01/12	1,075	1,100
District of Columbia, The Catholic University of America (RB)
5.000%, 10/01/16	1,760	1,959

		3,059

Florida — 4.7%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	1,800	2,072
5.000%, 06/01/14	1,000	1,074
5.000%, 06/01/19	1,000	1,138
Tampa Bay Regional Water (RB) Series B
5.000%, 10/01/18	1,875	2,291

		6,575

Georgia — 0.8%
DeKalb Private Hospital Authority, Children’s Healthcare (RB)
5.000%, 11/15/14	1,000	1,103

Illinois — 3.7%
Illinois (RB)
5.375%, 06/15/13	1,000	1,003
5.000%, 06/15/13	1,750	1,833

	Par (000)	Value (000)
Illinois Finance Authority, The Art Institute of Chicago (RB) Series A
5.250%, 03/01/19	$1,000	$1,215
Will County Forest Preservation District (GO)
4.000%, 12/15/18	1,000	1,162

		5,213

Indiana — 1.8%
Indiana Finance Authority, State of Indiana
Revolving Fund Program (RB) Series A
5.250%, 02/01/17	2,100	2,526

Iowa — 1.7%
Iowa Finance Authority, Genesis Health Systems (RB)
5.000%, 07/01/13	2,250	2,349

Maryland — 2.1%
Frederick, Urbana Community Development Authority (STRB) Series A
3.000%, 07/01/12	750	752
3.000%, 07/01/13	580	593
Maryland (GO) Second Series
5.000%, 08/01/15	1,395	1,591

		2,936

Massachusetts — 3.9%
Commonwealth of Massachusetts (GO) Series C
5.000%, 12/01/15	2,000	2,303
Massachusetts Development Finance Agency, Partners Health Care (RB) Series K-6
5.000%, 07/01/17	1,500	1,783
Massachusetts Health & Educational Facilities Authority, Simmons College, Prerefunded
10/01/13 @100 (RB) Series F (FGIC)
5.000%, 10/01/13	1,295	1,376

		5,462

Michigan — 3.1%
Michigan (GO)
5.500%, 12/01/15	1,000	1,162
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/17	1,025	1,237
Michigan Municipal Bond Authority, Drinking Water Fund, Prerefunded 10/01/12 @100 (RB)
5.375%, 10/01/12##	830	844
Michigan, Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,177

		4,420

Minnesota — 1.5%
Minnesota Public Facilities Authority (RB) Series C
5.000%, 03/01/17	1,745	2,089

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Missouri — 0.9%
Missouri Highway & Transportation Commission (RB)
5.000%, 05/01/16	$1,100	$1,282

Nevada — 3.4%
Clark County, Motor Vehicle Fuel Tax (RB) (AMBAC)
5.000%, 07/01/17	1,805	2,111
Henderson, Catholic Healthcare West (RB) Series B
5.000%, 07/01/13	1,500	1,570
5.000%, 07/01/15	500	555
Nevada, University System (GO) Series G (NATL-RE)
5.000%, 08/01/16	500	570

		4,806

New Mexico — 3.0%
New Mexico (RB) Series D
5.000%, 07/01/15	1,725	1,960
New Mexico Finance Authority (RB) Series A (NATL-RE)
5.250%, 06/15/16	2,080	2,280

		4,240

New York — 6.0%
Erie County (GO) Series A (NATL - RE)
5.000%, 12/01/14	1,000	1,073
Long Island Power Authority, (RB) Series A
5.000%, 04/01/19	1,385	1,657
Monroe County (GO) (AMBAC)
5.000%, 06/01/14	2,500	2,680
Nassau County Interim Finance Authority (RB) Series A
5.000%, 11/15/13	1,000	1,068
New York City Transitional Finance Authority (RB) Sub-Series A-2
5.000%, 11/01/16	1,250	1,409
New York State Environmental Facilities Corporation, New York City Municipal Water Project (RB) Series K
5.500%, 06/15/13	520	548

		8,435

North Carolina — 7.6%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Prerefunded 1/15/15 @ 100 (RB) Series A
5.000%, 01/15/15	1,500	1,676
Forsyth (GO) Series B
5.000%, 04/01/16	1,350	1,576
5.000%, 04/01/19	1,000	1,254
North Carolina (GO)
5.000%, 05/01/14	1,000	1,044
North Carolina (GO) Series B
5.000%, 04/01/13	1,500	1,559
North Carolina Eastern Municipal Power Agency (RB) Series A (AMBAC)
5.250%, 01/01/20	2,290	2,609

	Par (000)	Value (000)
North Carolina Medical Care Commission, Caromont Health (RB) (AGM)
5.000%, 02/15/14	$1,000	$1,058

		10,776

Ohio — 2.3%
Cuyahoga County, Cleveland Clinic Health System (RB) Series A
5.500%, 01/01/14	1,000	1,054
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series A
5.000%, 01/01/15	1,000	1,110
Ohio State Water Development Authority, Water Quality (RB)
5.000%, 12/01/13	1,000	1,068

		3,232

Oregon — 1.0%
Linn & Benton Counties School District No. 8J Greater Albany (GO) (NATL-RE)
5.000%, 06/15/14	1,275	1,393

Pennsylvania — 10.7%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/17	1,010	1,149
5.000%, 09/01/19	610	697
4.000%, 09/01/15	920	984
Commonwealth of Pennsylvania (GO) Fourth Series
5.000%, 07/01/14	1,800	1,969
Commonwealth of Pennsylvania (GO) Third Series A
5.000%, 07/15/18	1,695	2,081
Dauphin County (GO)
5.000%, 11/15/18	1,015	1,187
Montgomery County Higher Education & Health Authority, Abington Memorial Hospital (RB) Series A
5.000%, 06/01/15	1,000	1,099
Penn Hills School District (GO) (AGM)
3.750%, 10/01/15	1,100	1,112
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB) Series A (AMBAC)
5.000%, 08/15/19	1,000	1,107
Philadelphia (RB) Series A (AMBAC)
5.000%, 08/01/13	830	873
Philadelphia Parking Authority, Airport Parking (RB)
5.000%, 09/01/12	1,000	1,009
Pittsburgh Public Schools (GO) Series B (AGM)
5.000%, 09/01/16	1,635	1,892

		15,159

South Carolina — 1.1%
South Carolina State Public Service Authority (RB) Series A (AGM)
5.000%, 01/01/13	725	745

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 2

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
South Carolina — continued
South Carolina State Public Service Authority (RB) Series A (ETM) (AGM)
5.000%, 01/01/13	$735	$755

		1,500

South Dakota — 0.8%
South Dakota Health & Educational Facilities Authority, Regional Health (RB)
5.000%, 09/01/15	1,000	1,100

Tennessee — 2.4%
Memphis (RB)
5.000%, 12/01/14	3,115	3,428

Texas — 11.7%
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/18	2,500	3,034
Frisco (GO) (NATL-RE)
5.000%, 02/15/16	1,685	1,949
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB)
5.000%, 06/01/14	2,500	2,708
Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Inc. Project, Prerefunded 2/15/14 @ 101 (RB) Series A
7.125%, 02/15/14	1,000	1,122
Katy Independent School District, School Building (GO) Series A (PSF-GTD) (DD)
5.000%, 02/15/21	2,000	2,496
Texas (GO) Series A
5.000%, 10/01/17	500	605
Texas (GO) Series B
5.000%, 04/01/17	3,025	3,611
Texas Transportation Commission (RB)
5.000%, 04/01/13	1,000	1,039

		16,564

Utah — 0.9%
Nebo School District, School Building (GO)
5.000%, 07/01/19	1,000	1,244

Virginia — 2.6%
Commonwealth of Virginia (GO) Series A
5.000%, 06/01/13	2,000	2,095
Tobacco Settlement Financing Corporation, Prerefunded 6/01/15 @ 100 (RB)
5.625%, 06/01/15	1,425	1,638

		3,733

	Par (000)
Washington — 4.2%
Energy Northwest, Project 3 (RB) Series A
5.000%, 07/01/18	$1,985	$2,420
Washington (GO) Series 2011-A
5.000%, 01/01/15	1,000	1,114
5.000%, 01/01/18	2,000	2,416

		5,950

Puerto Rico — 3.5%
Commonwealth of Puerto Rico, Public Improvement (GO) Series A (NATL-RE IBC)
5.500%, 07/01/19	1,255	1,421
Puerto Rico Electric Power Authority (RB) Series KK (NATL-RE)
5.500%, 07/01/16	1,000	1,139
Puerto Rico Electric Power Authority (RB) Series TT
5.000%, 07/01/17	1,125	1,263
Puerto Rico Highway & Transportation Authority (RB) Series Y
6.250%, 07/01/13	1,000	1,055

		4,878

Total Municipal Bonds (Cost $134,733)		139,308

	Number of Shares
AFFILIATED MONEY MARKET FUND — 1.6%
PNC Tax Exempt Money Market Fund, Class I†##	2,279,928	2,280

Total Affiliated Money Market Fund (Cost $2,280)		2,280
TOTAL INVESTMENTS — 100.4%
(Cost $137,013)*		141,588

Other Assets & Liabilities – (0.4)%		(608)

TOTAL NET ASSETS — 100.0%		$140,980

*	Aggregate cost for Federal income tax purposes is (000) $137,013.

Gross unrealized appreciation (000)	$4,619
Gross unrealized depreciation (000)	(44)

Net unrealized appreciation (000)	$4,575

†	See Note 3 in Notes to Financial Statements.
##	All or a portion of the security was held as collateral for when-issued securities or delayed-delivery transactions.

Please	see Investment Abbreviations and Definitions on Page 94.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2012 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at May 31, 2012 (000)

Affiliated Money Market Fund	$2,280	$ –	$–	$ 2,280

Municipal Bonds	–	139,308	–	139,308

Total Assets – Investments in Securities	$2,280	$139,308	$–	$141,588

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  a n d  Ta x  E x e m p t  B o n d  F u n d s

I N V E S T M E N T  A B B R E V I AT I O N S  A N D  D E F I N I T I O N S

M a y  3 1 ,  2 0 1 2

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

DD — Delayed Delivery Security

ETM — Escrowed to Maturity

FDIC — Federal Deposit Insurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Administration

FSA — Financial Security Assurance

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IBC — Integrity Building Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE —	National Public Finance Guarantee Corporation (formerly Municipal Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RADIAN — Radian Guaranty, Inc.

RB — Revenue Bond

REIT — Real Estate Investment Trust

SONYMA — State of New York Mortgage Agency

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

TLGP —

Guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

TRAN — Tax Revenue Anticipation Note

VRDN —	Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2012, and the date shown is the next reset or put date.

XLCA — XL Capital Assurance

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  F i x e d  I n c o m e  F u n d s

S TAT E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$177,235	$101,035	$8,974	$388,814
Investments in affiliates at value	14,452	4,614	464	15,740

Total Investments at value(1)	191,687	105,649	9,438	404,554

Receivable for shares of beneficial interest issued	–	27	–	39
Interest receivable	1,194	372	189	2,831
Maturities receivable	–	3	–	–
Prepaid expenses	16	19	14	25

Total Assets	192,897	106,070	9,641	407,449

LIABILITIES
Payable for shares of beneficial interest redeemed	3	87	–	106
Payable for investment securities purchased	5,563	1,715	28	2,315
Dividends payable
Class I	207	171	4	333
Class A	3	10	1	1
Class C	–	6	–	1
Investment advisory fees payable	69	35	2	136
12b-1 fees payable
Class A	1	2	–	1
Class C	–	2	–	1
Shareholder servicing fees payable
Class A	1	3	–	1
Class C	–	1	–	–
Administration fees payable	9	5	1	19
Custodian fees payable	1	3	–	1
Transfer agent fees payable	4	5	–	7
Trustees’ fees payable	5	3	–	10
Other liabilities	35	37	11	54

Total Liabilities	5,901	2,085	47	2,986

TOTAL NET ASSETS	$186,996	$103,985	$9,594	$404,463

Investments in non-affiliates at cost	$169,322	$94,072	$9,135	$374,373
Investments in affiliates at cost	14,452	4,614	464	15,740

(1) Total Investments at cost	$183,774	$98,686	$9,599	$390,113

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$178,550	$100,924	$9,720	$385,933
Undistributed (Distributions in Excess of) Net Investment Income	(5)	(25)	1	10
Accumulated Net Realized Gain (Loss) on Investments	538	(3,877)	34	4,079
Net Unrealized Appreciation (Depreciation) on Investments	7,913	6,963	(161)	14,441

Total Net Assets	$186,996	$103,985	$9,594	$404,463

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$182,238,958	$88,197,325	$9,123,312	$397,081,473

Class I shares outstanding	16,868,402	9,092,702	1,134,049	34,595,981

Net Asset Value, Offering and Redemption Price Per Share	$10.80	$9.70	$8.04	$11.48

Net assets applicable to Class A	$4,448,472	$11,882,048	$471,028	$6,298,410

Class A shares outstanding	410,918	1,225,231	58,482	547,950

Net Asset Value and Redemption Price Per Share	$10.83	$9.70	$8.05	$11.49

Maximum Offering Price Per Share(2)	$11.34	$10.16	$8.43	$12.03

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$308,106	$3,905,972	NA	$1,083,408

Class C shares outstanding	28,525	403,328	NA	93,985

Net Asset Value and Offering Price Per Share	$10.80	$9.68	NA	$11.53

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S TAT E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$333,131	$260,145	$529,220
Investments in affiliates at value	11,520	7,382	19,833

Total Investments at value(1)	344,651	267,527	549,053

Receivable for investments sold	–	2,972	–
Receivable for shares of beneficial interest issued	27	118	1,008
Interest receivable	1,206	2,282	2,300
Maturities receivable	24	28	–
Prepaid expenses	24	20	26

Total Assets	345,932	272,947	552,387

LIABILITIES
Payable for shares of beneficial interest redeemed	83	64	1,317
Payable for investment securities purchased	809	2,224	3,190
Dividends payable
Class I	116	541	124
Class A	–	4	–
Class C	–	1	–
Investment advisory fees payable	99	92	92
12b-1 fees payable
Class A	1	1	1
Class C	1	–	–
Shareholder servicing fees payable
Class A	1	1	1
Class C	1	–	–
Administration fees payable	16	13	25
Custodian fees payable	2	2	3
Transfer agent fees payable	6	6	18
Trustees’ fees payable	9	7	14
Other liabilities	51	50	71

Total Liabilities	1,195	3,006	4,856

TOTAL NET ASSETS	$344,737	$269,941	$547,531

Investments in non-affiliates at cost	$331,188	$248,984	$529,383
Investments in affiliates at cost	11,520	7,382	19,833

(1) Total Investments at cost	$342,708	$256,366	$549,216

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$347,880	$270,973	$553,844
Undistributed (Distributions in Excess of) Net Investment Income	(122)	20	(2)
Accumulated Net Realized Loss on Investments	(4,964)	(12,213)	(6,148)
Net Unrealized Appreciation (Depreciation) on Investments	1,943	11,161	(163)

Total Net Assets	$344,737	$269,941	$547,531

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$337,294,881	$263,355,219	$541,798,552

Class I shares outstanding	33,107,755	24,199,622	54,284,940

Net Asset Value, Offering and Redemption Price Per Share	$10.19	$10.88	$9.98

Net assets applicable to Class A	$5,115,555	$5,969,480	$5,732,583

Class A shares outstanding	500,628	548,323	573,594

Net Asset Value and Redemption Price Per Share	$10.22	$10.89	$9.99

Maximum Offering Price Per Share(2)	$10.43	$11.40	$10.09

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$2,326,089	$616,065	NA

Class C shares outstanding	227,594	56,481	NA

Net Asset Value and Offering Price Per Share	$10.22	$10.91	NA

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  Ta x  E x e m p t  B o n d  F u n d s

S TAT E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 2

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$139,270	$73,131	$18,883	$89,837
Investments in affiliates at value	1,441	–	–	288

Total Investments at value(1)	140,711	73,131	18,883	90,125

Receivable for shares of beneficial interest issued	24	–	–	41
Interest receivable	1,837	1,107	223	1,529
Prepaid expenses	17	3	5	6

Total Assets	142,589	74,241	19,111	91,701

LIABILITIES
Payable for shares of beneficial interest redeemed	171	–	–	13
Dividends payable
Class I	287	161	26	205
Class A	3	1	3	4
Investment advisory fees payable	47	25	6	31
12b-1 fees payable
Class A	1	–	1	2
Shareholder servicing fees payable
Class A	1	–	1	2
Administration fees payable	7	4	2	5
Custodian fees payable	1	1	–	1
Transfer agent fees payable	2	1	1	2
Trustees’ fees payable	4	1	1	2
Other liabilities	27	17	10	18

Total Liabilities	551	211	51	285

TOTAL NET ASSETS	$142,038	$74,030	$19,060	$91,416

Investments in non-affiliates at cost	$128,447	$68,066	$17,631	$81,688
Investments in affiliates at cost	1,441	–	–	288

(1) Total Investments at cost	$129,888	$68,066	$17,631	$81,976

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$130,667	$68,723	$17,632	$82,940
Undistributed (Distributions in Excess of) Net Investment Income	147	(3)	18	(66)
Accumulated Net Realized Gain on Investments	401	245	158	393
Net Unrealized Appreciation on Investments	10,823	5,065	1,252	8,149

Total Net Assets	$142,038	$74,030	$19,060	$91,416

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$137,503,726	$73,196,568	$12,722,015	$82,881,091

Class I shares outstanding	13,408,766	6,284,403	1,291,652	7,084,640

Net Asset Value, Offering and Redemption Price Per Share	$10.25	$11.65	$9.85	$11.70

Net assets applicable to Class A	$4,038,610	$831,920	$6,248,440	$7,843,263

Class A shares outstanding	395,412	71,436	634,420	672,476

Net Asset Value and Redemption Price Per Share	$10.21	$11.65	$9.85	$11.66

Maximum Offering Price Per Share(2)	$10.53	$12.01	$10.15	$12.02

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$495,222	$1,328	$89,759	$691,281

Class C shares outstanding	48,944	114	9,094	59,446

Net Asset Value and Offering Price Per Share	$10.12	$11.65	$9.87	$11.63

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y   3 1 ,  2 0 1 2

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at value	$29,422	$139,308
Investments in affiliates at value	3,267	2,280

Total Investments at value(1)	32,689	141,588

Receivable for shares of beneficial interest issued	25	195
Interest receivable	356	2,143
Prepaid expenses	6	15

Total Assets	33,076	143,941

LIABILITIES
Payable for shares of beneficial interest redeemed	6	205
Payable for delayed-delivery transactions	–	2,496
Payable for investment securities purchased	921	–
Dividends payable
Class I	61	174
Class A	2	–
Investment advisory fees payable	11	48
12b-1 fees payable
Class A	1	–
Shareholder servicing fees payable
Class A	1	–
Administration fees payable	2	7
Custodian fees payable	–	1
Transfer agent fees payable	1	1
Trustees’ fees payable	1	3
Other liabilities	10	26

Total Liabilities	1,017	2,961

TOTAL NET ASSETS	$32,059	$140,980

Investments in non-affiliates at cost	$27,282	$134,733
Investments in affiliates at cost	3,267	2,280

(1) Total Investments at cost	$30,549	$137,013

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$29,793	$136,273
Distributions in Excess of Net Investment Income	(47)	(20)
Accumulated Net Realized Gain on Investments	173	152
Net Unrealized Appreciation on Investments	2,140	4,575

Total Net Assets	$32,059	$140,980

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$27,932,570	$140,441,753

Class I shares outstanding	2,623,707	13,204,296

Net Asset Value, Offering and Redemption Price Per Share	$10.65	$10.64

Net assets applicable to Class A	$3,088,755	$526,000

Class A shares outstanding	289,559	49,426

Net Asset Value and Redemption Price Per Share	$10.67	$10.64

Maximum Offering Price Per Share(2)	$11.00	$10.97

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$1,037,475	$12,515

Class C shares outstanding	97,325	1,177

Net Asset Value and Offering Price Per Share	$10.66	$10.63

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest	$6,711	$4,706	$570	$11,003
Dividends	–	–	4	–
Income from affiliate(1)	1	1	–	3
Total Investment Income	6,712	4,707	574	11,006
Expenses:
Investment advisory fees	872	449	38	1,519
Administration fees	104	61	7	200
12b-1 fees:
Class A	1	4	–	2
Class C	3	28	–	9
Shareholder servicing fees:
Class A	12	31	1	17
Class C	1	9	–	3
Transfer agent fees	39	47	2	68
Custodian fees	8	16	2	12
Professional fees	31	22	9	55
Pricing service fees	22	53	7	25
Printing and shareholder reports	15	14	2	27
Registration and filing fees	37	39	23	43
Trustees’ fees	13	8	1	27
Miscellaneous	11	14	–	21
Total Expenses	1,169	795	92	2,028
Less:
Waiver of investment advisory fees(1)	–	–	(34)	–
12b-1 fee reversal:(2)
Class A	(3)	(8)	–	(5)

Net Expenses	1,166	787	58	2,023
Net Investment Income	5,546	3,920	516	8,983
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	4,576	2,159	129	5,981
Net change in unrealized appreciation/depreciation on investments	736	(1,371)	(239)	1,353
Net Gain (Loss) on Investments	5,312	788	(110)	7,334
Net Increase in Net Assets Resulting from Operations	$10,858	$4,708	$406	$16,317

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$5,125	$10,548	$2,757
Dividends	–	1	–
Income from affiliate(1)	3	2	5
Total Investment Income	5,128	10,551	2,762
Expenses:
Investment advisory fees	1,163	1,061	1,048
Administration fees	176	141	275
12b-1 fees:
Class A	2	2	2
Class C	19	4	–
Shareholder servicing fees:
Class A	17	16	19
Class C	6	1	–
Transfer agent fees	64	59	154
Custodian fees	11	15	16
Professional fees	50	43	75
Pricing service fees	22	55	17
Printing and shareholder reports	24	23	36
Registration and filing fees	47	41	61
Trustees’ fees	24	19	38
Miscellaneous	20	18	58
Total Expenses	1,645	1,498	1,799
Less:
12b-1 fee reversal:(2)
Class A	(5)	(5)	(9)

Net Expenses	1,640	1,493	1,790
Net Investment Income	3,488	9,058	972
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,761	3,372	430
Net change in unrealized appreciation/depreciation on investments	(2,555)	2,867	(254)
Net Gain (Loss) on Investments	(794)	6,239	176
Net Increase in Net Assets Resulting from Operations	$2,694	$15,297	$1,148

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  Ta x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Ye a r  E n d e d  M a y  3 1 ,  2 0 1 2

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$4,302	$2,435	$709	$3,352
Income from affiliate(1)	1	–	–	–
Total Investment Income	4,303	2,435	709	3,352
Expenses:
Investment advisory fees	557	294	80	374
Administration fees	75	40	14	52
12b-1 fees:
Class A	1	–	1	3
Class C	3	–	1	5
Shareholder servicing fees:
Class A	11	2	17	22
Class C	1	–	–	2
Transfer agent fees	22	11	9	18
Custodian fees	5	3	2	4
Professional fees	25	17	7	17
Pricing service fees	11	10	4	10
Printing and shareholder reports	12	7	4	7
Registration and filing fees	39	11	15	16
Trustees’ fees	10	5	1	7
Miscellaneous	6	3	4	7
Total Expenses	778	403	159	544
Less:
Waiver of investment advisory fees(1)	(24)	(12)	–	–
12b-1 fee reversal:(2)
Class A	(3)	–	(3)	(6)
Net Expenses	751	391	156	538
Net Investment Income	3,552	2,044	553	2,814
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,006	641	685	1,280
Net change in unrealized appreciation on investments	6,738	2,420	340	3,302
Net Gain on Investments	7,744	3,061	1,025	4,582
Net Increase in Net Assets Resulting from Operations	$11,296	$5,105	$1,578	$7,396

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$1,039	$3,097
Income from affiliate(1)	1	1
Total Investment Income	1,040	3,098
Expenses:
Investment advisory fees	120	528
Administration fees	19	71
12b-1 fees:
Class A	1	–
Class C	8	–
Shareholder servicing fees:
Class A	8	1
Class C	3	–
Transfer agent fees	6	17
Custodian fees	2	5
Professional fees	11	23
Pricing service fees	4	14
Printing and shareholder reports	4	13
Registration and filing fees	13	24
Trustees’ fees	2	9
Miscellaneous	2	7
Total Expenses	203	712
Less:
Waiver of investment advisory fees(1)	–	(10)
12b-1 fee reversal:(2)
Class A	(1)	–
Net Expenses	202	702
Net Investment Income	838	2,396
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	308	363
Net change in unrealized appreciation on investments	1,126	2,041
Net Gain on Investments	1,434	2,404
Net Increase in Net Assets Resulting from Operations	$2,272	$4,800

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended

	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011
Investment Activities:
Net investment income	$5,546	$7,794	$3,920	$5,642	$516	$443
Net realized gain on investments sold	4,576	8,024	2,159	1,146	129	552
Net change in unrealized appreciation/depreciation on investments	736	(2,120)	(1,371)	(983)	(239)	(54)
Net increase in net assets resulting from operations	10,858	13,698	4,708	5,805	406	941
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(5,689)	(7,846)	(3,723)	(5,147)	(493)	(421)
Class A	(134)	(170)	(458)	(594)	(21)	(25)
Class C	(8)	(11)	(105)	(162)	–	–
Distributions from net realized gains
Class I	–	–	–	–	(154)	(784)
Class A	–	–	–	–	(7)	(58)
Class C	–	–	–	–	–	–
Total dividends and distributions	(5,831)	(8,027)	(4,286)	(5,903)	(675)	(1,288)
Share Transactions:
Proceeds from shares issued:
Class I	36,939	23,837	25,555	9,429	2,170	2,479
Class A	78	57	1,323	1,590	191	58
Class C	64	30	954	1,769	–	–
Reinvestment of dividends and distributions:
Class I	2,439	3,537	1,320	1,715	597	1,103
Class A	95	120	324	434	23	70
Class C	7	9	34	40	–	–
Total proceeds from shares issued and reinvested	39,622	27,590	29,510	14,977	2,981	3,710
Value of shares redeemed:
Class I	(82,170)	(47,688)	(49,988)	(33,678)	(267)	(5,182)
Class A	(979)	(783)	(2,934)	(5,322)	(45)	(95)
Class C	(166)	(102)	(813)	(2,777)	–	–
Total value of shares redeemed	(83,315)	(48,573)	(53,735)	(41,777)	(312)	(5,277)
Increase (decrease) in net assets from share transactions	(43,693)	(20,983)	(24,225)	(26,800)	2,669	(1,567)
Contributions of capital by affiliate(1)	–	–	–	–	–	–
Total increase (decrease) in net assets	(38,666)	(15,312)	(23,803)	(26,898)	2,400	(1,914)
Net Assets:
Beginning of year	225,662	240,974	127,788	154,686	7,194	9,108
End of year*	$186,996	$225,662	$103,985	$127,788	$9,594	$7,194

*Including undistributed (distributions in excess of) net investment income	$(5)	$(12)	$(25)	$(28)	$1	$(1)

(1)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011

$ 8,983	$ 9,451	$ 3,488	$ 4,902	$ 9,058	$ 8,780	$ 972	$ 2,805

5,981	9,179	1,761	2,224	3,372	5,943	430	459

1,353	(591)	(2,555)	(739)	2,867	931	(254)	204

16,317	18,039	2,694	6,387	15,297	15,654	1,148	3,468

(9,065)	(9,598)	(4,109)	(5,398)	(9,112)	(8,817)	(2,888)	(5,037)
(157)	(210)	(72)	(136)	(215)	(304)	(31)	(138)
(17)	(25)	(7)	(36)	(14)	(12)	–	–

(3,716)	(6,333)	–	–	–	–	–	–
(70)	(148)	–	–	–	–	–	–
(12)	(24)	–	–	–	–	–	–
(13,037)	(16,338)	(4,188)	(5,570)	(9,341)	(9,133)	(2,919)	(5,175)

84,275	83,130	94,055	116,387	68,166	63,125	372,548	507,942
241	297	447	1,730	771	548	1,379	4,577
61	520	212	202	207	165	–	–

6,941	8,224	2,324	2,773	2,639	2,663	1,171	2,193
196	312	60	117	158	239	24	112
18	26	6	29	5	6	–	–

91,732	92,509	97,104	121,238	71,946	66,746	375,122	514,824

(58,035)	(67,205)	(72,525)	(74,532)	(61,034)	(42,240)	(345,659)	(332,183)
(1,888)	(2,236)	(2,716)	(4,673)	(2,139)	(3,186)	(3,876)	(18,069)
(322)	(720)	(1,096)	(2,236)	(81)	(41)	–	–
(60,245)	(70,161)	(76,337)	(81,441)	(63,254)	(45,467)	(349,535)	(350,252)

31,487	22,348	20,767	39,797	8,692	21,279	25,587	164,572
–	–	7	–	3	–	–	–
34,767	24,049	19,280	40,614	14,651	27,800	23,816	162,865

369,696	345,647	325,457	284,843	255,290	227,490	523,715	360,850
$404,463	$369,696	$344,737	$325,457	$269,941	$255,290	$547,531	$523,715

$ 10	$ (9)	$ (122)	$ (124)	$ 20	$ 21	$ (2)	$ (3)

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S TAT E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Intermediate Tax Exempt Bond Fund
	For the Year Ended

	May 31, 2012	May 31, 2011

Investment Activities:
Net investment income	$ 3,552	$ 3,872
Net realized gain on investments sold	1,006	1,011
Net change in unrealized appreciation/depreciation on investments	6,738	646
Net increase in net assets resulting from operations	11,296	5,529
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,441)	(3,746)
Class A	(106)	(123)
Class C	(5)	(3)
Distributions from net realized gains:
Class I	(920)	(3,044)
Class A	(30)	(92)
Class C	(2)	(5)
Total dividends and distributions	(4,504)	(7,013)
Share Transactions:
Proceeds from shares issued:
Class I	19,674	37,474
Class A	249	3,359
Class C	289	187
Reinvestment of dividends and distributions:
Class I	227	604
Class A	74	125
Class C	3	3
Total proceeds from shares issued and reinvested	20,516	41,752
Value of shares redeemed:
Class I	(21,286)	(45,492)
Class A	(1,771)	(3,137)
Class C	(106)	(62)
Total value of shares redeemed	(23,163)	(48,691)
Increase (decrease) in net assets from share transactions	(2,647)	(6,939)
Total increase (decrease) in net assets	4,145	(8,423)
Net Assets:
Beginning of year	137,893	146,316
End of year*	$142,038	$137,893

*Including undistributed (distributions in excess of) net investment income	$ 147	$ 147

See Notes to Financial Statements.

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011

$ 2,044	$ 2,142	$ 553	$ 873	$ 2,814	$ 3,241	$ 838	$ 950
641	654	685	824	1,280	1,000	308	925
2,420	(487)	340	(670)	3,302	(508)	1,126	(777)
5,105	2,309	1,578	1,027	7,396	3,733	2,272	1,098

(2,024)	(2,126)	(379)	(595)	(2,549)	(2,918)	(737)	(832)
(20)	(16)	(173)	(276)	(248)	(301)	(82)	(91)
–	–	(1)	(2)	(17)	(22)	(19)	(27)

(648)	–	(478)	(595)	(1,532)	(1,049)	(404)	(1,147)
(7)	–	(227)	(269)	(156)	(110)	(52)	(123)
–	–	(3)	(2)	(16)	(11)	(16)	(50)
(2,699)	(2,142)	(1,261)	(1,739)	(4,518)	(4,411)	(1,310)	(2,270)

5,382	8,283	968	400	9,322	11,158	4,715	3,555
71	198	75	52	180	1,109	174	15
–	–	18	2	119	118	57	38

209	93	67	86	276	211	83	163
15	11	325	438	303	296	105	179
–	–	3	3	22	26	34	70
5,677	8,585	1,456	981	10,222	12,918	5,168	4,020

(6,029)	(15,436)	(3,539)	(6,777)	(15,316)	(20,816)	(3,810)	(5,493)
(6)	(124)	(1,832)	(3,559)	(2,792)	(3,153)	(349)	(971)
–	(11)	(4)	(4)	(482)	(104)	(102)	(1,011)
(6,035)	(15,571)	(5,375)	(10,340)	(18,590)	(24,073)	(4,261)	(7,475)
(358)	(6,986)	(3,919)	(9,359)	(8,368)	(11,155)	907	(3,455)
2,048	(6,819)	(3,602)	(10,071)	(5,490)	(11,833)	1,869	(4,627)

71,982	78,801	22,662	32,733	96,906	108,739	30,190	34,817
$74,030	$71,982	$19,060	$22,662	$91,416	$96,906	$32,059	$30,190

$ (3)	$ (3)	$ 18	$ 17	$ (66)	$ (66)	$ (47)	$ (47)

See Notes to Financial Statements.

P N C  Ta x  E x e m p t  B o n d  F u n d s

S TAT E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Tax Exempt Limited Maturity Bond Fund
	For the Year Ended

	May 31, 2012	May 31, 2011

Investment Activities:
Net investment income	$2,396	$2,372
Net realized gain on investments sold	363	903
Net change in unrealized appreciation/depreciation on investments	2,041	(304)
Net increase in net assets resulting from operations	4,800	2,971
Dividends to Shareholders:
Dividends from net investment income:
Class I	(2,388)	(2,360)
Class A	(8)	(12)
Total dividends	(2,396)	(2,372)
Share Transactions:
Proceeds from shares issued:
Class I	39,542	45,317
Class A	2	2
Reinvestment of dividends:
Class I	158	119
Class A	8	10
Total proceeds from shares issued and reinvested	39,710	45,448
Value of shares redeemed:
Class I	(30,577)	(36,153)
Class A	(16)	(309)
Class C	(22)	–
Total value of shares redeemed	(30,615)	(36,462)
Increase in net assets from share transactions	9,095	8,986
Total increase in net assets	11,499	9,585
Net Assets:
Beginning of year	129,481	119,896
End of year*	$140,980	$129,481

*Including distributions in excess of net investment income	$(20)	$(20)

See Notes to Financial Statements.

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N O T E S  T O  F I N A N C I A L  S TAT E M E N T S

M a y  3 1 ,  2 0 1 2

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of May 31, 2012, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of Allegiant Funds to PNC Funds.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the PNC Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at their bid prices for fixed income securities and at the mean between the most recent bid and asked prices for equity securities. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

P N C  F i x e d  I n c o m e  a n d  Ta x  E x e m p t  B o n d  F u n d s

N O T E S  T O  F I N A N C I A L  S TAT E M E N T S

M a y  3 1 ,  2 0 1 2

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs. Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; or, repurchase agreements.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – Pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the fiscal year ended May 31, 2012.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2012 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the PNC Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Loan Agreements

Certain funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of May 31, 2012, there were no unfunded loan commitments in the Funds.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the PNC Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreement with the PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers*
	Class I	Class A	Class C
High Yield Bond Fund	0.75%	1.01%	N/A
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	1.53%

The expense limitation agreement for the Funds listed in the table above continues from October 1, 2011 through September 30, 2012, at which time the Adviser will determine whether to renew, revise or discontinue it. Additionally, each Fund above may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to this agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual operating expenses to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available			Amount
		(000)		Recouped
	2014	2015	Total	(000)
High Yield Bond Fund	$31	$34	$65	$–
Intermediate Tax Exempt Bond Fund	37	24	61	–
Maryland Tax Exempt Bond Fund	16	12	28	–
Tax Exempt Limited Maturity Bond Fund	27	10	37	–

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The table below lists the contractual advisory fees and waivers that were in effect during the year ended May 31, 2012.

	Annual Rate	Fee Waiver
Bond Fund	0.45%	N/A
Government Mortgage Fund	0.40%	N/A
High Yield Bond Fund	0.50%	0.44%
Intermediate Bond Fund	0.40%	N/A
Limited Maturity Bond Fund	0.35%	N/A
Total Return Advantage Fund	0.40%	N/A
Ultra Short Bond Fund	0.20%	N/A
Intermediate Tax Exempt Bond Fund	0.40%	0.02%
Maryland Tax Exempt Bond Fund	0.40%	0.02%
Michigan Intermediate Municipal Bond Fund	0.40%	N/A
Ohio Intermediate Tax Exempt Bond Fund	0.40%	N/A
Pennsylvania Intermediate Municipal Bond Fund	0.40%	N/A
Tax Exempt Limited Maturity Bond Fund	0.40%	0.01%

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Trustees’ Fees

Effective January 1, 2012, each Trustee receives an annual consolidated fee of $70,000 plus $6,750 for each combined Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. Prior to January 1, 2012, each Trustee received an annual fee of $45,000 plus $3,000 for each Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Co-Chairmen of the Board received an additional fee of $16,000 per year and the Chairman of the Audit Committee received an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the year ended May 31, 2012, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Affiliated Funds

Pursuant to SEC rules, the PNC Fixed Income and Tax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 9) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the year ended May 31, 2012 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Government Money Market (000)	PNC Ohio Municipal Money Market (000)	PNC Pennsylvania Tax Exempt Money Market (000)	PNC Tax Exempt Money Market (000)
Bond Fund	$10,993	$ –	$ –	$ –	$ –
Government Mortgage Fund	3,385	–	–	–	–
High Yield Bond Fund	(217)	–	–	–	–
Intermediate Bond Fund	11,660	–	–	–	–
Limited Maturity Bond Fund	3,902	–	–	–	–
Total Return Advantage Fund	(3,338)	(325)	–	–	–
Ultra Short Bond Fund	4,298	–	–	–	–
Intermediate Tax Exempt Bond Fund	–	–	–	–	450
Ohio Intermediate Tax Exempt Bond Fund	–	–	(960)	–	–
Pennsylvania Intermediate Municipal Bond Fund	–	–	–	2,793	–
Tax Exempt Limited Maturity Bond Fund	–	–	–	–	(389)

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2012 are included in the respective Fund’s Schedules of Investments.

4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The Custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003, as further described below. For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser. (See Note 13, “Subsequent Events” for changes made with respect to the Underwriter and the Trust’s Distribution Agreement). The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2012, at which time the Board will consider whether to renew, revise or discontinue it.

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The Trust also has adopted a distribution plan for Class C Shares of the Funds in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the year ended May 31, 2012, the 12b-1 fee accrual rates are shown in the following table:

	Annual Rate
	Class A	Class C
Bond Fund	0.03%	0.75%
Government Mortgage Fund	0.03%	0.75%
High Yield Bond Fund	0.01%	N/A
Intermediate Bond Fund	0.03%	0.75%
Limited Maturity Bond Fund	0.03%	0.75%	*
Total Return Advantage Fund	0.03%	0.75%
Ultra Short Bond Fund	0.03%	N/A
Intermediate Tax Exempt Bond Fund	0.03%	0.75%
Maryland Tax Exempt Bond Fund	0.03%	0.75%
Michigan Intermediate Municipal Bond Fund	0.02%	0.75%
Ohio Intermediate Tax Exempt Bond Fund	0.03%	0.75%
Pennsylvania Intermediate Municipal Bond Fund	0.02%	0.75%
Tax Exempt Limited Maturity Bond Fund	0.03%	0.75%

*The Underwriter voluntarily agreed to waive 12b-1 fees to the extent necessary to maintain a minimum daily net yield of at least 0.01% for the Class C Shares of the Limited Maturity Bond Fund for the period May 27, 2012 to May 31, 2012. This voluntary waiver amounted to less than 0.01%.

During the year ended May 31, 2012, a portion of the Trust’s Class A shares distribution plan payable balances as of May 31, 2011 in excess of actual expenses incurred by the Underwriter were reversed and such amounts are shown as “12b-1 fee reversal” in each Fund’s Statement of Operations. The 12b-1 fee reversal for the High Yield Bond Fund, Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund was less than $500.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2012, BNY Mellon received $1,869,062 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the PNC Fixed Income and Tax Exempt Bond Funds paid $503,031 to BNY Mellon.

5. Investments

During the year ended May 31, 2012, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations are shown in the following table:

	Purchases (000)	Sales (000)
Bond Fund	$41,758	$86,873
Government Mortgage Fund	23,858	48,683
High Yield Bond Fund	4,917	2,377
Intermediate Bond Fund	98,521	108,626
Limited Maturity Bond Fund	125,895	131,517
Total Return Advantage Fund	70,589	81,923
Ultra Short Bond Fund	290,535	307,569
Intermediate Tax Exempt Bond Fund	25,369	27,912
Maryland Tax Exempt Bond Fund	14,863	15,387
Michigan Intermediate Municipal Bond Fund	6,769	11,456
Ohio Intermediate Tax Exempt Bond Fund	13,221	21,493
Pennsylvania Intermediate Municipal Bond Fund	6,081	7,272
Tax Exempt Limited Maturity Bond Fund	39,483	24,983

During the year ended May 31, 2012, the cost of purchases and proceeds from sales of long-term U.S. government obligations are shown in the following table:

	Purchases	Sales
	(000)	(000)
Bond Fund	$52,756	$37,504
Government Mortgage Fund	8,113	9,114
Intermediate Bond Fund	101,523	61,428
Limited Maturity Bond Fund	143,235	117,587
Total Return Advantage Fund	38,239	24,506
Ultra Short Bond Fund	239,702	190,686

6. Federal Income Taxes

Each of the PNC Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2012 and for each Fund’s open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2012 and May 31, 2011 are shown in the following table:

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)

Bond Fund
2012	$–	$6,017	$–	$6,017
2011	–	8,072	–	8,072
Government Mortgage Fund
2012	–	4,373	–	4,373
2011	–	5,977	–	5,977
High Yield Bond Fund
2012	–	574	99	673
2011	–	1,001	304	1,305
Intermediate Bond Fund
2012	–	9,992	3,117	13,109
2011	–	12,378	4,100	16,478
Limited Maturity Bond Fund
2012	–	4,247	–	4,247
2011	–	5,686	–	5,686
Total Return Advantage Fund
2012	–	9,457	–	9,457
2011	–	9,046	–	9,046
Ultra Short Bond Fund
2012	–	3,017	–	3,017
2011	–	5,113	–	5,113
Intermediate Tax Exempt Bond Fund
2012	3,560	1	952	4,513
2011	3,888	546	2,595	7,029

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	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Maryland Tax Exempt Bond Fund
2012	2,047	–	655	2,702
2011	2,157	–	–	2,157
Michigan Intermediate Municipal Bond Fund
2012	565	3	708	1,276
2011	871	187	707	1,765
Ohio Intermediate Tax Exempt Bond Fund
2012	2,839	30	1,674	4,543
2011	3,283	124	1,046	4,453
Pennsylvania Intermediate Municipal Bond Fund
2012	886	–	473	1,359
2011	910	136	1,185	2,231
Tax Exempt Limited Maturity Bond Fund
2012	2,412	–	–	2,412
2011	2,375	–	–	2,375

As of May 31, 2012, the components of total net assets on a tax basis are shown in the following table:

	Shares of Beneficial Interest (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gain (000)	Capital Loss Carry- forward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$178,550	$ 2	$ –	$ 743	$–	$ –	$ 7,707	$ (6)	$186,996
Government Mortgage Fund	100,924	(21)	–	–	(3,779)	(98)	6,963	(4)	103,985
High Yield Bond Fund	9,720	50	–	14	–	–	(189)	(1)	9,594
Intermediate Bond Fund	385,933	879	–	3,270	–	–	14,392	(11)	404,463
Limited Maturity Bond Fund	347,880	(115)	–	–	(4,948)	–	1,927	(7)	344,737
Total Return Advantage Fund	270,973	26	–	–	(11,986)	–	10,933	(5)	269,941
Ultra Short Bond Fund	553,844	10	–	–	(5,481)	(667)	(163)	(12)	547,531
Intermediate Tax Exempt Bond Fund	130,667	–	151	416	–	(16)	10,823	(3)	142,038
Maryland Tax Exempt Bond Fund	68,723	19	(2)	221	–	–	5,071	(2)	74,030
Michigan Intermediate Municipal Bond Fund	17,632	–	19	149	–	–	1,261	(1)	19,060
Ohio Intermediate Tax Exempt Bond Fund	82,940	–	(63)	393	–	–	8,148	(2)	91,416
Pennsylvania Intermediate Municipal Bond Fund	29,793	–	(45)	174	–	–	2,138	(1)	32,059
Tax Exempt Limited Maturity Bond Fund	136,273	–	(18)	152	–	–	4,575	(2)	140,980

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns and foreign currency transactions. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2012:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Shares of Beneficial Interest (000)
Bond Fund	$ 292	$ (292)	$–
Government Mortgage Fund	369	(369)	–
Intermediate Bond Fund	275	(275)	–
Limited Maturity Bond Fund	702	(702)	–
Total Return Advantage Fund	282	(282)	–
Ultra Short Bond Fund	1,948	(1,948)	–
Intermediate Tax Exempt Bond Fund	–*	–*	–
Maryland Tax Exempt Bond Fund	–*	–*	–
Michigan Intermediate Municipal Bond Fund	1	(1)	–
Ohio Intermediate Tax Exempt Bond Fund	–*	–*	–
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2012, capital loss carryforwards that were utilized to offset capital gains are shown in the following table:

Fund	(000)
Bond Fund	$3,655
Government Mortgage Fund	1,826
Limited Maturity Bond Fund	1,072
Total Return Advantage Fund	3,069
Tax Exempt Limited Maturity Bond Fund	211

At May 31, 2012, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

Expiring May 31,
Fund	2013	2014	2015	2016	2017	2018	2019	Indefinite	Total
Government Mortgage Fund	$–	$1,580	$2,138	$–	$–	$61	$–	$–	$3,779
Limited Maturity Bond Fund	–	2,012	2,712	–	224	–	–	–	4,948
Total Return Advantage Fund	–	–	–	–	–	11,986		–	11,986
Ultra Short Bond Fund	132	1,609	784	–	–	–	1,002	1,954	5,481

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

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7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C
	Year Ended 05/31/12	Year Ended 05/31/11	Year Ended 05/31/12	Year Ended 05/31/11	Year Ended 05/31/12	Year Ended 05/31/11
Bond Fund
Shares issued	3,470	2,285	7	5	6	3
Shares reinvested	229	338	9	11	1	1
Shares redeemed	(7,742)	(4,577)	(92)	(75)	(16)	(10)
Net decrease	(4,043)	(1,954)	(76)	(59)	(9)	(6)

Government Mortgage Fund
Shares issued	2,633	973	136	165	98	183
Shares reinvested	136	177	33	45	3	4
Shares redeemed	(5,154)	(3,486)	(303)	(552)	(84)	(289)
Net increase (decrease)	(2,385)	(2,336)	(134)	(342)	17	(102)

High Yield Bond Fund
Shares issued	269	295	24	6	–	–
Shares reinvested	75	132	3	8	–	–
Shares redeemed	(33)	(564)	(6)	(11)	–	–
Net increase (decrease)	311	(137)	21	3	–	–

Intermediate Bond Fund
Shares issued	7,392	7,236	21	26	5	46
Shares reinvested	611	726	17	27	2	2
Shares redeemed	(5,091)	(5,884)	(165)	(196)	(28)	(62)
Net increase (decrease)	2,912	2,078	(127)	(143)	(21)	(14)

Limited Maturity Bond Fund
Shares issued	9,221	11,378	44	169	21	20
Shares reinvested	228	271	6	11	1	3
Shares redeemed	(7,120)	(7,292)	(266)	(456)	(107)	(218)
Net increase (decrease)	2,329	4,357	(216)	(276)	(85)	(195)

Total Return Advantage Fund
Shares issued	6,369	6,004	72	52	19	16
Shares reinvested	246	252	15	23	–	1
Shares redeemed	(5,695)	(4,014)	(199)	(303)	(8)	(4)
Net increase (decrease)	920	2,242	(112)	(228)	11	13

Ultra Short Bond Fund
Shares issued	37,305	50,629	138	456	–	–
Shares reinvested	117	219	2	11	–	–
Shares redeemed	(34,619)	(33,127)	(388)	(1,799)	–	–
Net increase (decrease)	2,803	17,721	(248)	(1,332)	–	–

Intermediate Tax Exempt Bond Fund
Shares issued	1,948	3,817	25	347	29	19
Shares reinvested	23	63	7	13	–	–
Shares redeemed	(2,121)	(4,709)	(179)	(322)	(11)	(6)
Net increase (decrease)	(150)	(829)	(147)	38	18	13

	Class I		Class A		Class C
	Year Ended 05/31/12	Year Ended 05/31/11	Year Ended 05/31/12	Year Ended 05/31/11	Year Ended 05/31/12	Year Ended 05/31/11
Maryland Tax Exempt Bond Fund
Shares issued	469	737	6	18	–	–
Shares reinvested	18	8	1	1	–	–
Shares redeemed	(525)	(1,372)	–	(11)	–	(1)
Net increase (decrease)	(38)	(627)	7	8	–	(1)

Michigan Intermediate Municipal Bond Fund
Shares issued	98	40	8	5	2	–
Shares reinvested	7	9	33	45	–	–
Shares redeemed	(360)	(690)	(186)	(355)	–	–
Net increase (decrease)	(255)	(641)	(145)	(305)	2	–

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	808	978	16	99	10	10
Shares reinvested	24	19	26	26	2	2
Shares redeemed	(1,328)	(1,843)	(244)	(277)	(42)	(9)
Net increase (decrease)	(496)	(846)	(202)	(152)	(30)	3

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	448	336	17	1	6	3
Shares reinvested	8	16	10	17	3	7
Shares redeemed	(362)	(533)	(33)	(91)	(10)	(95)
Net increase (decrease)	94	(181)	(6)	(73)	(1)	(85)

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	3,738	4,356	–	–	–	–
Shares reinvested	15	11	1	1	–	–
Shares redeemed	(2,896)	(3,478)	(1)	(30)	(2)	–
Net increase (decrease)	857	889	–	(29)	(2)	–

8. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

Each Fixed Income Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

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N O T E S  T O  F I N A N C I A L  S TAT E M E N T S

M a y  3 1 ,  2 0 1 2

The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, such bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity.

9. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Brown Brothers Harriman (“BBH”), the securities lending agent. Prior to September 7, 2011, the Fixed Income Funds could lend their securities pursuant to a Lending Agreement with Union Bank NA (“UB”), the previous securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 102% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by BBH.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the Reorganization, certain portfolios of the Acquired Funds participated in a securities lending program whereby portfolio securities were lent to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint collateral account for all portfolios of the Acquired Funds that participated in the securities lending program and was typically invested in certain high quality, liquid securities. For a period of time, the collateral account held a security which was being fair-valued in accordance with Board approved procedures at a value less than the value of collateral owed back to borrowers. The security was eventually exchanged for its underlying collateral which was eventually sold at a loss. A payment was made by the Adviser to partially offset the loss.

10. Contributions of Capital by Affiliate

On September 27, 2011, payments were made by the Adviser of $6,524 and $2,549 to PNC Limited Maturity Bond and PNC Total Return Advantage Funds, respectively. The payments offset losses relating to errors in the valuation of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. These amounts are included as contributions of capital by affiliate in the respective Fund’s Statement of Changes in Net Assets.

11. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

12. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are prospectively effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements or disclosures.

13. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Professional Funds Distributor, LLC (“PFD”) was acquired by Foreside Financial Group, LLC which terminated PFD’s prior agreement with the Trust by operation of law effective July 1, 2012. A new distribution agreement between PFD and the Trust, which was approved by the Board at its May 31, 2012 board meeting, became effective July 2, 2012. PFD has since been renamed as PNC Funds Distributor, LLC.

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N O T I C E  T O  S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends/distributions on a calendar year basis for income tax purposes, which may include dividends/distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2012 income tax purposes will be sent to them in early 2013. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2012 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Bond Fund	$743
High Yield Bond Fund	99
Intermediate Bond Fund	4,187
Intermediate Tax Exempt Bond Fund	1,020
Maryland Tax Exempt Bond Fund	655
Michigan Intermediate Municipal Bond Fund	708
Ohio Intermediate Tax Exempt Bond Fund	1,674
Pennsylvania Intermediate Municipal Bond Fund	473
Tax Exempt Limited Maturity Bond Fund	152

Of the dividends paid from net investment income, excluding short term capital gains, by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	100.00%
Maryland Tax Exempt Bond Fund	100.00%
Michigan Intermediate Municipal Bond Fund	99.65%
Ohio Intermediate Tax Exempt Bond Fund	100.00%
Pennsylvania Intermediate Municipal Bond Fund	100.00%
Tax Exempt Limited Maturity Bond Fund	100.00%

A portion of this income may be subject to alternative minimum tax.

Of the dividends paid by each Fund, none will qualify for the 15% dividend income tax rate.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and realized capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

Proxy Voting

A description of the policies and procedures that the Trust use to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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P N C  F U N D S  N O T I C E  O F  P R I VA C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

•	Account History. including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

•	As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

**INVESTMENT ADVISER:**

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

PNC FUNDS

AR-002-0612

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $574,500 and $561,000 for the fiscal years ended May 31, 2012 and 2011, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $57,850 for the fiscal years ended May 31, 2012 and 2011, respectively. Fees from 2011 were associated with the review of the combined pro forma financial statements in connection with Fund reorganizations, and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $24,682 and $23,482 for the fiscal years ended May 31, 2012 and 2011, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2012 and 2011, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2012 and 2011, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNC Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	July 30, 2012

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date	July 30, 2012

*	Print the name and title of each signing officer under his or her signature.